Supplement dated August 27, 2003
                 To The Statement of Additional Information For
              The Principal Variable Universal Life Accumulator II
                                Dated May 1, 2003

The following paragraph is being added to the section "Commissions Paid to Dealers" found on page 3 of the SAI.

Because registered representatives who sell the Policies are also the Company's life insurance agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services. In some circumstances and to the extent permitted by applicable regulatory requirements, Princor may also reimburse certain sales and marketing expenses or pay other forms of special compensation to selling broker-dealers.




LV 146 S-1

                PRINCIPAL VARIABLE UNIVERSAL LIFE ACCUMULATOR II

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

     Issued by Principal Life Insurance Company (the "Company") through its

        Principal Life Insurance Company Variable Life Separate Account

                     This prospectus is dated May 1, 2003.


As in the case of other life insurance policies, it may not be in your best interest to buy this Policy as a replacement for, or in addition to, existing insurance coverage. The Policy involves investment risk, including possible loss of principal.


This prospectus provides information that you should know before buying a Policy. It is accompanied by current prospectuses for the underlying mutual funds that are available as investment options under the Policy. Please read these prospectuses carefully and keep them for future reference.


The Securities and Exchange Commission ("SEC") has not approved or disapproved this security or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Not all the benefits, programs, features and investment options described in this prospectus are available or approved for use in every state. This prospectus offers a Policy which may not be available in all states and is not an offer to sell or solicitation of an offer to buy the Policy in states in which the offer or solicitation may not be lawfully made. No person is authorized to give any information or to make any representation in connection with this Policy other than those contained in this prospectus.

TABLE OF CONTENTS


GLOSSARY ...............................................................

SUMMARY: BENEFITS AND RISKS ............................................

 Policy Benefits .......................................................

 Policy Risks ..........................................................

SUMMARY: FEE TABLES.....................................................

CORPORATE ORGANIZATION AND OPERATION ...................................

CHARGES AND DEDUCTIONS .................................................

 Premium Expense Charge ................................................

 Surrender Charge ......................................................

 Monthly Policy Charge .................................................

 Underlying Mutual Fund Charges ........................................

GENERAL DESCRIPTION OF THE POLICY ......................................

 The Contract ..........................................................

 Rights Under the Policy ..............................................

 Policy Limitations ....................................................

 Optional Insurance Benefits ...........................................

 Reservation of Rights .................................................

 Right to Exchange Policy ..............................................

 Suicide ...............................................................

 Delay of Payments .....................................................

PREMIUMS ...............................................................

 Payment of Premiums ...................................................

 Premiums Affecting Guarantee Provisions ...............................

 Premium Limitations ...................................................

 Allocation of Premiums ................................................

DEATH BENEFITS AND POLICY VALUES .......................................

 Death Proceeds ........................................................

 Death Benefit Option ..................................................

 Change in Death Benefit Option ........................................

 IRS Definition of Life Insurance ......................................

 Maturity Proceeds .....................................................

 Adjustment Options ....................................................

 Policy Values .........................................................

SURRENDERS AND PARTIAL SURRENDERS ......................................

 Surrenders ............................................................

 Examination Offer (Free-Look Provision) ...............................

LOANS ...................................................................

 Policy Loans...........................................................

 Loan Account...........................................................

 Loan Payments..........................................................

POLICY TERMINATION AND REINSTATEMENT....................................3

TAX ISSUES RELATED TO THE POLICY ........................................

GENERAL PROVISIONS ......................................................

 Purchase Procedures ....................................................

 Statement of Values ....................................................

 Services Available via the Internet and Telephone ......................

 Misstatement of Age or Gender ..........................................

 Non-Participating Policy ...............................................

 Incontestability .......................................................

 Independent Auditors ...................................................

LEGAL PROCEEDINGS .......................................................

APPENDIX A - INVESTMENT DIVISIONS.......................................

APPENDIX B - SURRENDER TARGET PREMIUMS..................................

APPENDIX C - Sample Illustrations of Policy Values, Surrender Values and Death
Benefits................................................................

APPENDIX D - APPLICABLE PERCENTAGES (FOR LIFE INSURANCE DEFINITION TEST)

ADDITIONAL INFORMATION..................................................

GLOSSARY


ADJUSTMENT - change to your Policy resulting from an increase or decrease in policy face amount or a change in: smoking status; death benefit option; rating or riders.


ADJUSTMENT DATE - the monthly date on or next following the Company's approval of a requested adjustment.


ATTAINED AGE - the insured's issue age plus the number of full policy years since the policy date.


BUSINESS DAY - any date that the New York Stock Exchange ("NYSE") is open for trading and trading is not restricted.


DEATH BENEFIT GUARANTEE PREMIUM - a premium which is required to be paid in order to guarantee the Policy will not lapse for a specific number of years.


DIVISION - a part of the Separate Account which invests in shares of a mutual fund.


DOLLAR COST AVERAGING - a program in which premiums are systematically transferred from one account or division, typically the fixed account or money market division, into other division(s).


DOLLAR COST AVERAGING DURATION (DCA DURATION) - the length of time over which the entire fixed DCA account value is transferred to the fixed account and/or divisions.


EFFECTIVE DATE - the date on which all requirements for issuance of a Policy have been satisfied.


FACE AMOUNT - life insurance coverage amount. It is referred to as the total face amount.


FIXED ACCOUNT - that part of the Policy that is not in the divisions, fixed DCA account or loan account.


FIXED DCA ACCOUNT - an account to which net premiums may be allocated and from which a portion of the policy value is transferred on a monthly basis over the DCA duration.


GENERAL ACCOUNT - assets of the Company other than those allocated to any of our Separate Accounts.


INSURED - the person named as the "insured" on the application for the Policy. The insured may or may not be the owner.


LOAN ACCOUNT - that part of the dollar amount in the Policy that reflects the value transferred from the division(s), fixed DCA account and/or fixed account as collateral for a policy loan.


LOAN INDEBTEDNESS - the amount of any policy loan and unpaid loan interest.


MATURITY DATE - the policy anniversary nearest the insured's 100th birthday.


MAXIMUM PREMIUM EXPENSE CHARGE - the maximum charge deducted from premium payments to cover a sales charge and taxes (federal, state and local).


MINIMUM MONTHLY PREMIUM - the amount that, if paid, will keep the Policy in force for one month (not taking into account the current monthly policy charge and surrender charge).


MONTHLY DATE - the day of the month which is the same day as the policy date.


     Example: If the policy date is September 5, 2003, the first monthly date is October 5, 2003.


MONTHLY POLICY CHARGE - the amount subtracted from the policy value on each monthly date equal to the sum of the cost of insurance and of additional benefits provided by any rider plus the monthly administration charge and asset based charge in effect on the monthly date.


NET AMOUNT AT RISK - the amount upon which cost of insurance charges are based. It is the result of:

  . the death benefit (as described in the Policy) at the beginning of the policy month, divided by 1.0024663; minus
  . the policy value at the beginning of the policy month calculated as if the monthly policy charge was zero.

NET POLICY VALUE - the policy value minus any loan indebtedness.


NET PREMIUM - the gross premium less the deductions for the premium expense charge. It is the amount of premium allocated to the divisions, fixed account and/or fixed DCA account.


NET SURRENDER VALUE - surrender value minus any loan indebtedness.


NO LAPSE GUARANTEE PREMIUM - a premium which is required to be paid in order to guarantee the Policy will not lapse in the first five years.


NOTICE - any form of communication received in our service office which provides the information we need which may be in writing sent to us by mail, internet or facsimile or by calling the service office.


OWNER - the person, including joint owner, who owns all the rights and privileges of this Policy.


POLICY DATE - the date from which monthly dates, policy years and policy anniversaries are determined.


POLICY FACE AMOUNT - the insurance benefit provided by the Policy without any riders.


POLICY VALUE - the sum of the values in the divisions, the fixed account, the fixed DCA account and the loan account.


POLICY YEAR - the one-year period beginning on the policy date and ending one day before the policy anniversary and any subsequent one year period beginning on a policy anniversary.
     Example: If the policy date is September 5, 2003, the first policy year ends on September 4, 2004. The first policy anniversary falls on September 5, 2004.

PREMIUM EXPENSE CHARGE - the charge deducted from premium payments to cover a sales charge and state, local and federal taxes.


PRORATED BASIS - in the proportion that the value of a particular division, the fixed account or the fixed DCA account bears to the total value of all divisions, the fixed account and the fixed DCA account.


SURRENDER VALUE - policy value minus any surrender charge.


SURRENDER TARGET PREMIUM - a premium amount which is used to determine any applicable premium expense charge and surrender charge under a Policy. Surrender target premiums are provided in Appendix B.


TOTAL FACE AMOUNT - policy face amount plus face amount of the supplemental benefit rider, if any.


UNDERLYING MUTUAL FUND - a registered open-end investment company, or a separate investment account or portfolio thereof, in which a division invests.


UNIT - the accounting measure used to calculate the value of each division.


VALUATION PERIOD - the period begins at the close of normal trading on the NYSE, generally 4:00 p.m. E.T. on each business day, and ends at the close of normal trading of the NYSE on the next business day.


WRITTEN REQUEST - actual delivery to the Company at our office of a written notice or request, signed and dated, on a form we supply or approve.


Your notices may be mailed to us at:
   Principal Life Insurance Company
   P O Box 9296
   Des Moines, Iowa 50306-9296
   Phone: 1-800-247-9988

YOU - the owner of the Policy.

SUMMARY: BENEFITS AND RISKS


This prospectus describes a flexible variable universal life insurance policy offered by the Company. This is a brief summary of the Policy's features. More detailed information follows later in this prospectus.


POLICY BENEFITS


DEATH BENEFITS AND PROCEEDS
The Company guarantees to pay a death benefit for as long as the Policy is in force. The death proceeds are paid to the beneficiary(ies) when the insured dies. Death proceeds are calculated as of the date of death of the insured. The amount of the death proceeds is:
.. the death benefit plus interest (as explained in DEATH BENEFITS AND POLICY
  VALUES - Death Proceeds);
.. minus loan indebtedness;
.. minus any overdue monthly policy charges (Overdue monthly policy charges arise when a Policy is in a grace period and the net surrender value is insufficient to cover the sum of the cost of insurance and of additional benefits provided by any rider plus other policy charges).

Death proceeds are paid in cash or applied under a benefit payment option. The Policy provides for three death benefit options. A death benefit option is elected on the application. Subject to certain conditions, the death benefit option may be changed after the Policy has been issued.


PREMIUM PAYMENT FLEXIBILITY
You may choose the amount and frequency of premium payments (subject to certain limitations).

POLICY VALUES
The policy value reflects your premium payments, partial surrenders, policy loans, policy expenses, interest credited and/or the investment experience of the divisions. There is no guaranteed minimum division value.

Policy Loans
------------
A loan may be taken using the Policy as collateral. The minimum loan amount is $500. The maximum loan amount is 90% of the net surrender value.

Full Surrender
--------------
The Policy may be surrendered and any net surrender value paid to the owner. If the full surrender is within ten years of the policy date or a policy face amount increase, a surrender charge is imposed.

Partial Surrender
-----------------
On or after the first policy anniversary, a Policy may be partially surrendered and the proceeds paid to the owner. The surrender charge does not apply to partial surrenders.

ADJUSTMENT OPTIONS
The total face amount may be increased or decreased unless the Policy is in a grace period or if monthly policy charges are being waived under a rider.

Total Face Amount Increase
--------------------------
The minimum amount of an increase is $50,000 and is subject to our underwriting guidelines in effect at the time the increase is requested.

Total Face Amount Decrease
--------------------------
On or after the first policy anniversary, a decrease in total face amount may be requested if the request does not decrease the policy face amount below $100,000.

MATURITY PROCEEDS
If the insured is living on the maturity date, we will pay the owner an amount equal to the net surrender value. Maturity proceeds are paid in cash lump sum or applied under a benefit payment option. The Policy terminates on the maturity date.

POLICY RISKS


RISKS OF POOR INVESTMENT PERFORMANCE
Policy charges and surrender charges are among the reasons why the Policy is not intended to be a short-term savings vehicle. It is possible that investment performance could cause a loss of the entire amount allocated to the divisions. Without additional premium payments, investments in the fixed account, the fixed DCA account or a death benefit guarantee rider, it is possible that no death benefit would be paid upon the insured's death.

NOTE: Each division invests in a corresponding underlying mutual fund. The underlying mutual funds are NOT available to the general public directly but are available only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies and qualified plans. Some of the underlying mutual funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and of any underlying mutual fund may differ substantially.

POLICY TERMINATION (LAPSE)
On an ongoing basis, the Policy's net surrender value must be sufficient to cover the monthly policy charges and any loan indebtedness. It is possible that poor investment performance could cause the Policy to lapse unless additional premiums are paid. Partial surrenders or policy loans may increase the risk of lapse because the amount of either or both is not available to generate investment return or pay for policy charges. When the Policy lapses, it terminates with no value and no longer provides any life insurance benefit upon the death of the insured.

During the first five policy years, if the no-lapse premium requirement is met, the Policy will not terminate even if the Policy's net surrender value is insufficient to cover the monthly policy charge.


LIMITATIONS ON ACCESS TO SURRENDER VALUE
Partial Surrenders
------------------
.. The minimum amount of partial surrender is $500.
.. Two partial surrenders may be made in a policy year. The total of the amount(s) surrendered may not be greater than 75% of the net surrender value (as of the date of the request for the first partial surrender in that policy year).
.. The death benefit will be reduced by the amount of the partial surrender.

Full Surrenders
---------------
If the full surrender is within ten years of the policy date or a policy face amount increase, a surrender charge is imposed. Surrender charges are calculated based on the number of years the Policy was in force.

If you reinstate your Policy and then it is fully surrendered, a surrender charge may be imposed. The number of policy years is calculated from the original policy date through the surrender date - excluding the period during which the Policy was terminated.

Adverse Tax Consequences
------------------------
A full surrender or cancellation of the Policy by lapse or the maturity of the Policy on its maturity date may have adverse tax consequences. If the amount received by the policy owner plus any loan indebtedness exceeds the premiums paid into the Policy, then the excess generally will be treated as taxable income.

In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:
.. the value each year of the life insurance protection provided;
.. an amount equal to any employer-paid premiums; or .. some or all of the amount by which the current value exceeds the employer's interest in the Policy.
Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal adviser, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

RISKS OF UNDERLYING MUTUAL FUNDS
A comprehensive discussion of the risks of each underlying mutual fund may be found in the underlying mutual fund's prospectus. As with all mutual funds, as the value of an underlying mutual fund's assets rise or fall, the fund's share price changes. If you sell your units in a division (each of which invests in an underlying mutual fund) when their value is less than the price you paid, you will lose money.

Equity Funds
------------
The biggest risk is that the fund's returns may vary, and you could lose money. The equity funds are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices. The value of an underlying mutual fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of an underlying mutual fund's portfolio could also decrease if the stock market goes down.

Income Funds
------------
A fundamental risk of fixed-income securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the underlying mutual fund's share price may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

International Funds
-------------------
The international underlying mutual funds have significant exposure to foreign markets. As a result, their returns and price per share may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

SUMMARY: FEE TABLES


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy or surrender the Policy.


                                                         TRANSACTION FEES
 ----------------------------------------------------------------------------------------------------------------------------------
                 CHARGE                                CHARGE IS DEDUCTED:                             AMOUNT DEDUCTED
 ----------------------------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge Imposed*:
  years 1-5 (after issue or adjustment)   from each premium paid                           3.00% of premium paid (up to surrender
                                                                                            target premium)
                                                                                           1.25% of premium paid in excess of
                                                                                            surrender target premium
  Taxes (federal, state and local)        from each premium paid                           3.25% of premium paid
 ----------------------------------------------------------------------------------------------------------------------------------
  Maximum Deferred Surrender Charge*      from surrender proceeds                          $44.91 per $1,000 of policy face amount
  (full surrender of Policy)
 ----------------------------------------------------------------------------------------------------------------------------------
  Transfer Fees                           upon each unscheduled transfer after the first
                                          twelve unscheduled transfers in a policy year
  Guaranteed                                                                               $25.00 per unscheduled transfer
  Current                                                                                  None
 ----------------------------------------------------------------------------------------------------------------------------------



  * Sales charges and deferred surrender charges decline over time.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying mutual fund fees and expenses.

    PERIODIC CHARGES OTHER THAN UNDERLYING MUTUAL FUND OPERATING EXPENSES
 ------------------------------------------------------------------------------
                             WHEN CHARGE
         CHARGE              IS DEDUCTED               AMOUNT DEDUCTED
 ------------------------------------------------------------------------------
  Cost of Insurance:*          monthly
   Guaranteed Minimum                          $0.06 per $1,000 of net amount
                                               at risk
   Guaranteed Maximum                          $83.33 per $1,000 of net amount
                                               at risk
   Current Charge for                          $0.23 per $1,000 of net amount
   Representative                              at risk
   Insured**
 ------------------------------------------------------------------------------
  Asset Based Charge      monthly              equivalent to:
  Guaranteed:***                               0.70% of the policy value per
                                               year
  Current:
   policy years 1-10                           0.70% of the policy value per
                                               year
   after policy year 10                        0.20% of the policy value per
                                               year
  Administration Charge
  Guaranteed Maximum:                          $25.00 per month
  Current:
   during the first
   policy year                 monthly         $25.00 per month
   after the first
   policy year                 monthly         $10.00 per month
  Policy loan interest                         2.2% of loan balance per year
  (applies only if a                           (the difference between the
  policy loan is              annually         interest
  outstanding or if the                        charged on the loan balance and
  death benefit is                             the interest credited to the
  advanced                 (accrued daily)     loan
  due to the Benefit
  Advance Rider)                               account)

  Optional Insurance
  Benefits:****
  Accidental Death
  Benefit Rider                monthly
   Guaranteed Minimum                          $0.03 per $1,000 of rider
                                               benefit
   Guaranteed Maximum                          $0.14 per $1,000 of rider
                                               benefit
   Current Charge for
   Representative                              $0.07 per $1,000 of rider
   Insured**                                   benefit
  Benefit Advance Rider                        policy years 1-10: 5.5% of death
                              annually         proceeds advanced per year
                                               after policy year 10: 3.8% of
                                               death proceeds advanced per year
  Life Paid-Up Rider     rider exercise date
   Guaranteed Minimum                          3.5% of policy value
   Guaranteed Maximum                          7.5% of policy value
   Current Charge for
   Representative
   Insured**                                   3.5% of policy value
  Salary Increase Rider                        $1.55 per $1,000 of rider
                               monthly         benefit in excess of $30,000
  Supplemental Benefit
  Rider                        monthly
   Guaranteed Minimum                          $0.04 per $1,000 of net amount
                                               at risk
   Guaranteed Maximum                          $83.33 per $1,000 of net amount
                                               at risk
   Current Charge for
   Representative                              $0.09 per $1,000 of net amount
   Insured**                                   at risk
  Waiver of Monthly
  Policy Charges Rider         monthly
   Guaranteed Minimum                          $0.01 per $1,000 of net amount
                                               at risk
   Guaranteed Maximum                          $0.51 per $1,000 of net amount
                                               at risk
   Current Charge for
   Representative                              $0.04 per $1,000 of net amount
   Insured**                                   at risk
  Waiver of Specified
  Premium Rider                monthly
   Guaranteed Minimum                          $0.15 per $1,000 of planned
                                               periodic premium
   Guaranteed Maximum                          $0.89 per $1,000 of planned
                                               periodic premium
   Current Charge for                          $0.47 per $1,000 of planned
   Representative                              periodic premium
   Insured**
 ------------------------------------------------------------------------------

    * The cost of insurance rate at issue and for any underwritten total face amount increase is based on the gender, issue age and age at adjustment, duration since issue and since adjustment, smoking status, and risk classification of the insured. The charge shown in the table may not be representative of the charge that a particular policy owner will pay. Typically, cost of insurance rates are lower for insureds who: are non-smokers; have a risk classification of preferred; are younger; and are fully underwritten. You may obtain more information about the particular cost of insurance charge that would apply to you from your registered representative or by phoning 1-800-247-9988.

    ** Representative insureds is a 45-year old male with a risk classification of preferred non-smoker.

    *** Any increase in the annual rate scale permitted by state law will apply to all insureds to whom policies are issued on or after the date of the increase.

    **** Rates shown assume that the insured's risk classification is standard or better.


The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning the fees and expenses of each underlying mutual fund is contained in its prospectus.


Annual Underlying Mutual Fund Operating Expenses as of December 31, 2002.

                                                                                MINIMUM        MAXIMUM
 ---------------------------------------------------------------------------------------------------------
 Total annual underlying mutual fund operating expenses (expenses that are
 deducted from underlying mutual fund assets, including management fees,         0.47%          2.26%
 distribution and/or service (12b-1) fees and other expenses)
 ---------------------------------------------------------------------------------------------------------


The following table shows the fees and expenses (before waiver or reimbursement) charged by each underlying mutual fund for the fiscal year ended December 31, 2002.


 UNDERLYING MUTUAL FUNDS                        MANAGEMENT FEES  12B-1FEES   OTHER EXPENSES     TOTAL EXPENSES /(1)/
 -----------------------                        ---------------  ---------   --------------     --------------------
 AIM V.I Core Equity                                 0.61%         0.25%         0.17%                             1.03%
 AIM V.I. Growth                                     0.63          0.25          0.28                              1.16
 AIM V.I. Premier Equity                             0.61          0.25          0.24                              1.10
 American Century VP Income & Growth                 0.70          0.25          0.00                              0.95
 American Century VP Ultra                           0.90          0.25          0.00                              1.15
 American Century VP Value                           0.85          0.25          0.00                              1.10
 Dreyfus IP Developing Leaders                       0.75          0.25          0.05                              1.05
 Fidelity VIP Contrafund                             0.58          0.25          0.10                              0.93
 Fidelity VIP Equity-Income                          0.48          0.25          0.10                              0.83
 Fidelity VIP Growth                                 0.58          0.25          0.10                              0.93
 Fidelity VIP High Income                            0.58          0.25          0.14                              0.97
 Fidelity VIP Mid Cap                                0.58          0.25          0.12                              0.95
 INVESCO VIF - Health Sciences                       0.75           n/a          0.32                             1.07/(2)/
 MFS VIT New Discovery                               0.90          0.25          0.15                             1.30/(2)/
 Principal VCF Asset Allocation                      0.80           n/a          0.04                              0.84
 Principal VCF Balanced                              0.59           n/a          0.03                             0.62/(2)/
 Principal VCF Bond                                  0.47           n/a          0.02                              0.49
 Principal VCF Capital Value                         0.60           n/a          0.01                             0.61/(2)/
 Principal VCF Equity Growth                         0.75           n/a          0.02                              0.77
 Principal VCF Government Securities                 0.46           n/a          0.01                              0.47
 Principal VCF Growth                                0.60           n/a          0.01                             0.61/(2)/
 Principal VCF International                         0.85           n/a          0.08                             0.93/(2)/
 Principal VCF International Emerging Markets        1.25           n/a          1.01                             2.26/(3)(4)(5)/
 Principal VCF International SmallCap                1.20           n/a          0.12                             1.32/(2)/
 Principal VCF LargeCap Blend                        0.75           n/a          0.35                             1.10/(4)(5)(6)/
 Principal VCF LargeCap Growth /(7)/                 1.10           n/a          0.04                           1.14/(8)/
 Principal VCF LargeCap Growth Equity                1.00           n/a          0.09                             1.09/(//8//)/
 Principal VCF LargeCap Stock Index                  0.35           n/a          0.04                             0.39/(4)(5)/
 Principal VCF LargeCap Value                        0.75           n/a          0.25                             1.00/(2)(4)(5)/
 Principal VCF Limited Term Bond /(//10)/            0.50           n/a          0.08                             0.58/(5)(//9//)/
 Principal VCF MicroCap/(7)/                         1.00           n/a          0.25                              1.25
 Principal VCF MidCap                                0.61           n/a          0.01                             0.62/(2)/
 Principal VCF MidCap Growth                         0.90           n/a          0.02                             0.92/(2)/
 Principal VCF MidCap Growth Equity /(//7//)/        1.00           n/a          0.13                             1.13/(8)/
 Principal VCF MidCap Value                          1.05           n/a          0.05                             1.10/(2)/
 Principal VCF Money Market                          0.48           n/a          0.01                              0.49
 Principal VCF Real Estate                           0.90           n/a          0.02                              0.92
 Principal VCF SmallCap                              0.85           n/a          0.12                             0.97/(2)/
 Principal VCF SmallCap Growth                       1.00           n/a          0.06                             1.06/(2)/
 Principal VCF SmallCap Value                        1.10           n/a          0.19                             1.29/(2)/
 Principal VCF Utilities                             0.60           n/a          0.02                              0.62
 Wells Fargo - Asset Allocation                      0.55          0.25          0.23                             1.03/(//11)/
 Wells Fargo - Equity Income                         0.55          0.25          0.30                             1.10/(11)/
 Wells Fargo - Large Company Growth                  0.55          0.25          0.29                             1.09/(11)/

/ //(1)/ The Company and Princor Financial Services Corporation may receive a portion of the underlying fund expenses for record keeping, marketing and distribution services.
/ //(2)// /Expenses shown without the effect of any expense offset arrangement. / //(3)// /Expenses shown without the effect of any expense offset arrangement or expense cap (which increased May 1, 2002).
/ //(4)/ Principal Management Corporation voluntarily agreed to reimburse the total annual expenses through April 30, 2003. With the expense limit, the total annual expenses through April 30, 2003 were: 1.75% for International Emerging Markets Account; 1.00% for LargeCap Blend Account; 1.00% for LargeCap Value Account and 0.40% for LargeCap Stock Index Account.
/ //(5)/ Principal Management Corporation has voluntarily agreed to reimburse the total annual expenses through April 30, 2004 so that they will not exceed 2.00% for International Emerging Markets Account; 1.00% for LargeCap Blend Account; 1.00% for LargeCap Value Account; 0.40% for LargeCap Stock Index Account and 0.75% for Limited Term Bond Account.
/ //(//6//)// /Expenses shown without the effect of any expense offset arrangement or expense cap.
/ //(7)/ Not available after May 19, 2003.
/ //(//8//)// /Expenses shown without the effect of any expense offset arrangement or expense cap (which ceased May 1, 2002).
/ //(//9//)// /Expenses for this Fund are estimated.
/ //(//10//)/ Available May 19, 2003.
/ //(11) /The adviser has committed through April 30, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense at 1.00%. For the period ended December 31, 2002, after the wavier/reimbursement net operating expenses were: Asset Allocation 1.00%; Equity Income 1.00% and Large Company Growth 1.00%.

CORPORATE ORGANIZATION AND OPERATION

THE COMPANY

The Company is a stock life insurance company with its home office at: Principal Financial Group, Des Moines, Iowa 50306. It is authorized to transact life and annuity business in all of the United States and the District of Columbia. The Company is a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a directly wholly owned subsidiary of Principal Financial Group, Inc.

On June 24, 1879, the Company was incorporated under Iowa law as a mutual life insurance company named Bankers Life Association. It changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual holding company structure took place July 1, 1998. Effective October 26, 2001, Principal Mutual Holding Company converted to a stock company and Principal Financial Group, Inc. completed its initial public offering.


PRINCIPAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
The Separate Account was established under Iowa law on November 2, 1987. It was then registered as a unit investment trust with the SEC. This registration does not involve SEC supervision of the investments or investment policies of the Separate Account.

The income, gains, and losses, whether or not realized, credited to or charged against the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Company's other assets. Assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the policies funded by the Separate Account. The Company is obligated to pay all amounts promised to Policy owners under the Policy.

THE FUNDS
The assets of each division of the Separate Account invest in a corresponding underlying mutual fund. The Company purchases and sells fund shares for the Separate Account at their net asset value. The assets of each division are separate from the others. A division's performance has no effect on the investment performance of any other division.

The funds are mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies. A full description of the funds, their investment objectives, policies and restrictions, charges and expenses and other operational information is contained in the attached prospectuses (which should be read carefully before investing). ADDITIONAL COPIES OF THESE DOCUMENTS ARE AVAILABLE WITHOUT CHARGE FROM A SALES REPRESENTATIVE OR BY CONTACTING OUR HOME OFFICE AT 1-800-247-9988.


Appendix A contains a brief summary of the investment objectives of, and sub-advisor for, each division.

New divisions may be added and made available. Divisions may also be eliminated from the Separate Account following SEC approval.

Deletion or Substitution of Investments
---------------------------------------
We reserve the right to make certain changes if, in our judgement, they best serve your interests or are appropriate in carrying out the purpose of the Policy. Any changes are made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases. Examples of the changes we may make include:
.. transfer assets in any division to another division or to the fixed account; .. add, combine or eliminate divisions; or .. substitute the shares of a division for shares in another division:
  . if shares of a division are no longer available for investment; or . if in our judgement, investment in a division becomes inappropriate considering the purposes of the division.

If we eliminate or combine existing divisions or transfer assets from one division to another, you may change allocation percentages and transfer any value in an affected division to another division(s) and/or the fixed account without charge. You may exercise this exchange privilege until the later of 60 days after a) the effective date of the change, or b) the date you receive notice of the options available. You may only exercise this right if you have an interest in the affected division(s).


On April 18, 2003, we filed a request with the SEC for an order to permit us to substitute shares of the underlying mutual fund in which the division invests. The substitution was requested to eliminate an investment option that has not been able to attract significant interest and to invest in an investment option that has either the same or similar investment objective and policies and a lower expense ratio. If we obtain the SEC order, we intend to complete each of the following substitutions:


             BEFORE SUBSTITUTION                            AFTER SUBSTITUTION
-------------------------------------------------------------------------------------------
       DIVISION            UNDERLYING FUND           DIVISION            UNDERLYING FUND
       --------            ---------------           --------            ---------------
                         Principal Variable
                         Contracts                                    Principal Variable
 MidCap Growth Equity    Fund - MidCap Growth    MidCap Growth        Contracts
                         Equity                                       Fund - MidCap Growth
                         Account                                      Account

  * Division will change its name immediately after the substitution



You will not be able to allocate net premiums or transfer to these divisions on or after May 19, 2003. However, you may transfer the values from any of these divisions to other divisions and/or the fixed account prior to the substitution, or for 60 days after the substitution, without a transfer charge or any limitation. You may transfer division values by calling us if telephone privileges apply (1-800-247-9988) or by sending us a written request.


Voting Rights
-----------------

We vote division shares at shareholder meetings of the underlying mutual funds. We follow the voting instructions received from people having the voting interest in the division shares.

You have a voting interest under a Policy. You have one vote for each $100 of policy value in the division(s). Fractional votes are allocated for amounts less than $100. The number of votes on which you have the right to instruct us is determined as of a date established by the mutual fund for setting the shareholders eligible to vote.


According to procedures adopted by the mutual fund, voting instructions are solicited by a written proxy statement before a shareholder meeting. We vote other underlying mutual fund shares, for which no voting instructions are received, in the same proportion as the shares for which we receive voting instructions. Underlying mutual fund shares held in our general account are voted in proportion to instructions that are received with respect to the participating contracts.


If we determine, under applicable law, that underlying mutual fund shares need not be voted according to the instructions received, we may vote underlying mutual fund shares held in the Separate Account in our own right.


We may, when required by state insurance regulatory authorities, disregard voting instructions. This may be done if the instructions would require shares to be voted to:
.. change a subclassification or investment objective of the underlying mutual fund;
.. disapprove an investment advisory contract of the underlying mutual fund; or .. approve changes initiated by an owner in the investment policy or investment advisor of the underlying mutual fund if we reasonably disapprove of the changes. The change would be disapproved only if:
  . the proposed change is contrary to state law;
  . prohibited by state regulatory authorities; or . we determine the change is inconsistent with the investment objectives of the mutual fund.

THE FIXED ACCOUNT AND FIXED DCA ACCOUNT
The fixed account and the fixed DCA account are part of our general account. Because of exemptions and exclusions contained in the Securities Act of 1933 and the Investment Company Act of 1940, the fixed account, the fixed DCA account and any interest in them are not subject to the provisions of these acts. As a result the SEC has not reviewed the disclosures in this prospectus relating to the fixed accounts. However, disclosures relating to them are subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. You may obtain more information regarding the fixed accounts from our home office or from a sales representative.

Our obligations with respect to the fixed accounts are supported by our general account. Subject to applicable law, we have sole discretion over the investment of assets in the general account.


We guarantee that net premiums allocated to the fixed accounts accrue interest daily at an effective annual rate of 3% compounded annually. We may, in our sole discretion, credit interest at a higher rate.

We may defer payment of proceeds payable out of the fixed accounts for a period of up to six months.

The Fixed Account
-----------------
The value of your fixed account on any business day is:
.. net premiums allocated to the fixed account
.. plus transfers from the division(s) and/or fixed DCA account
.. plus interest credited to the fixed account
.. minus surrenders, surrender charges and monthly policy charges
.. minus transfers to the loan account
.. minus transfers to the division(s).

The Fixed Dollar Cost Averaging (DCA) Account
---------------------------------------------
You may elect to have net premiums allocated to a fixed DCA account. The fixed DCA account must be selected at the time of application and requires an initial minimum net premium of $1,000. You may select either a 6-month or a 12-month DCA duration. The DCA duration cannot be renewed or extended. During the DCA duration, subsequent net premiums may be allocated to the fixed DCA account.

After the examination offer period, a portion of the value in the fixed DCA account is transferred each monthly date during the DCA duration. If the monthly date is not a business day, the transfer occurs on the next business day. The transfers are allocated to the divisions and/or to the fixed account according to your Fixed DCA allocation instructions.


On each monthly date, the amount of the transfer is (a) divided by (b) where
    (a) is the value of your fixed DCA account (which includes net premiums and interest credited); and
    (b) is the number of months remaining in the DCA duration.
For example, if your fixed DCA account has a value of $4,000 and four months remain in the DCA duration, the transfer amount would be $1,000 ($4,000 / 4).

The credited interest rate on the fixed DCA account is generally higher than the rate on the fixed account. Net premiums are credited at the interest rate in effect on the date the net premium is allocated to the fixed DCA account. The 6-month DCA duration and the 12-month DCA duration generally have different credited interest rates.


You may make unscheduled transfers from the fixed DCA account to divisions and/or the fixed account. Transfers into the fixed DCA account are not permitted.


After the DCA duration, net premiums may not be allocated to the fixed DCA account. If at the end of the DCA duration your premium allocation percentages include allocating a portion of net premiums to the fixed DCA account, that portion will be allocated to the Money Market Division until you give us instructions otherwise.


CHARGES AND DEDUCTIONS


We make certain charges and deductions to support operation of the Policy and the Separate Account. Some charges are deducted from premium payments when they are received. Other charges are deducted on a monthly basis while others are deducted at the time a Policy is surrendered or terminated. These charges are intended to cover distribution expenses (commissions paid to registered representatives, printing of prospectuses and advertising), administrative expenses (processing applications; conducting medical examinations; determining insurability; establishing and maintaining records; processing death benefit claims and policy changes, reporting and overhead), mortality expenses and profit.


PREMIUM EXPENSE CHARGE
When we receive your premium payment, we deduct a premium expense charge. The sales load is intended to pay us for distribution expenses including commissions paid to sales representatives, printing of prospectuses and sales literature and advertising.

Deductions from premiums during each of the first five years and with respect to premiums made because of a policy face amount increase, during the first five years after the increase, equal:
.. sales load of 3.00% of premiums paid up to surrender target premium (1.25% of premiums in excess of surrender target premium)
.. plus 2.00% (of premiums paid) for state and local taxes*
.. plus 1.25% (of premiums paid) for federal taxes.

Deductions from premiums after the fifth policy year (and five years after a policy face amount increase) are:
.. 2.00% (of premiums paid) for state and local taxes*
.. plus 1.25% (of premiums paid) for federal taxes.

  * The actual taxes we pay vary from state to state. We approximate the average tax rate we expect to pay on premiums we receive from all states.


Surrender Target Premium
------------------------
The surrender target premium is based on the gender, if applicable, age and risk classification of the insured (see APPENDIX B - SURRENDER TARGET PREMIUM). The surrender target premium is a calculated premium amount used to determine the premium expense change and the surrender charge. The surrender target premium is not required to be paid.

SURRENDER CHARGE
A surrender charge is imposed upon full surrender of the Policy within ten years of the policy date or of a policy face amount increase. In addition, if you reinstate your Policy and then it is fully surrendered, a surrender charge may be imposed.

Surrender charges vary based on the surrender target premium of the Policy, age at issue or adjustment, state of issue and number of policy years since issue or adjustment. The charge applies only during the first ten policy years unless there is a policy face amount increase. A policy face amount increase has its own surrender charge period that begins on the adjustment date. The total surrender charge on the Policy is the sum of the surrender charges for the policy face amount at issue and each policy face amount increase. The surrender charge is not affected by any decrease in policy face amount or any change in policy face amount resulting from a change of death benefit options.


The surrender charge on an early surrender or Policy lapse is significant. As a result, you should purchase a Policy only if you have the financial capacity to keep it in force for a substantial period of time.


The surrender charge compensates us for expenses relating to the sale of the Policy.

Surrender charge percentage
---------------------------
The surrender charge is (a) multiplied by (b) multiplied by (c) where:
    (a) is the surrender target premium calculated using the rates in Appendix
    B;
    (b) is the percentage shown below:

    AGE AT ISSUE OR FACE  POLICY WRITTEN IN   POLICY WRITTEN IN OTHER
      AMOUNT INCREASE         NEW YORK             THAN NEW YORK
    --------------------  -----------------   -----------------------
            0-60                100%                   100%
           61-65                 94                    100
           66-70                 89                    100
           71-75                 84                    100
           76-80                 65                     80
           81-85                 53                     65



    (c) is the applicable surrender charge percentage shown below:

                  SURRENDER CHARGE PERCENTAGE TABLE
                  ---------------------------------
      NUMBER OF YEARS SINCE POLICY     THE FOLLOWING PERCENTAGE OF
    DATE AND/OR FACE AMOUNT INCREASE   SURRENDER CHARGE IS PAYABLE
    --------------------------------   ---------------------------
              1 through 5                        100.00%
                   6                              95.24
                   7                              85.71
                   8                              71.43
                   9                              52.38
                   10                             28.57
              11 and later                        00.00



MONTHLY POLICY CHARGE
The monthly policy charge is made up of:
.. a charge for the cost of insurance;
.. a monthly administration charge;
.. an asset based charge; and
.. any charge for an optional insurance benefit added by rider(s).

On the policy date and each monthly date thereafter, we deduct the charge from your policy value in the divisions, fixed account and/or fixed DCA account (but not your loan account). The deduction is made using your current monthly policy charge allocation percentages. Your allocation percentages may be:
.. the same as allocation percentages for premium payments;
.. determined on a prorated basis; or
.. determined by any other allocation method which we agree upon.
For each division, the fixed account and/or fixed DCA account, the allocation percentage must be zero or a whole number. The total of the allocation percentages must equal 100. Allocation percentages may be changed without charge. A request for an allocation change is effective on the date we receive the request. If we cannot follow your instructions because of insufficient value in any fixed account, fixed DCA account and/or the division, the monthly policy charge is deducted on a prorated basis.

Cost of Insurance Charge
------------------------
This charge compensates us for providing insurance protection under the Policy.

The monthly cost of insurance charge is (a) multiplied by (b) where:
    (a) is the cost of insurance rate (described below) divided by 1,000; and
    (b) is the net amount at risk.

The net amount at risk is the difference between the death benefit and policy value (see Glossary for exact formula). The lower the policy value, the higher the net amount at risk thus higher cost of insurance charges. The net amount at risk is affected by investment performance, policy loans, payment of premiums fees and charges under the Policy, death benefit option chosen, partial surrenders and face amount adjustments.

Different cost of insurance rates may apply to policy face amount increases and to supplemental benefit riders. The cost of insurance for the increase is based on the insured's gender*, issue age, duration since issue, smoking status, and risk classification at the time of the increase. The guaranteed maximum cost of insurance rate for the increase is based on the insured's gender*, attained age and risk classification at the time of the increase.
  * The cost of insurance rate for Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans is not based on the gender of the insured.


Groups and persons buying Policies under a sponsored arrangement may apply for flexible underwriting. If flexible underwriting is granted, the cost of insurance charge may increase because of higher anticipated mortality experience. Flexible underwriting programs currently available include: batch underwriting, simplified issue underwriting and guaranteed issue underwriting.


Special underwriting programs are offered that provide simplified underwriting. The cost of insurance rates for healthy individuals are greater under simplified underwriting than on Policies subjected to full underwriting.


Monthly Administration Charge
-----------------------------
This charge reimburses us for the costs of maintaining the Policy, including for accounting and record keeping.


CURRENT CHARGES . The current monthly administrative charge is $25.00 per month during the first policy year. After the first policy year, the administrative charge is $10.00 per month.



GUARANTEED ADMINISTRATION CHARGES . In all policy years, the guaranteed maximum monthly administration charge is $25.00 per month.

Asset Based Charge
------------------
The asset based charge compensates us for assuming risks associated with mortality and expense costs. The mortality risk is that the insured does not live as long as expected. The expense risk is that the costs of issuing and administering the policy are more than expected.

Each month during the first ten policy years, we deduct an asset based charge at an annual rate of 0.70% of the policy value. Each month thereafter, we deduct a charge at an annual rate of 0.20% of the policy value.


We reserve the right to increase the annual rate after the tenth policy year but guarantee that the maximum annual rate will not exceed 0.70%. If we increase the annual rate, the increase will only apply to policies issued on or after the date of the increase.


UNDERLYING MUTUAL FUND CHARGES
The assets of each division are used to purchase shares in a corresponding mutual fund at net asset value. The net asset value of the mutual fund reflects management fees and operating expenses already deducted from the assets of the mutual fund. Current management fees and operating expenses for a mutual fund are shown in the prospectus for the underlying mutual fund.

GENERAL DESCRIPTION OF THE POLICY


THE CONTRACT
The entire contract is made up of applications, amendments, riders and endorsements attached to the Policy, current data pages, copies of any supplemental applications, amendments, endorsements and revised data pages which are mailed to you. No statement, unless made in an application, is used to void a Policy (or void an adjustment in the case of an adjustment application). Only our corporate officers can agree to change or waive any provisions of a Policy. Any change or waiver must be in writing and signed by an officer of the Company.

The descriptions that follow are based on provisions of the Policy offered by this prospectus.


RIGHTS UNDER THE POLICY
Ownership
-------------

Unless changed, the owner(s) is as named in the application. The owner(s) may exercise every right and privilege of the Policy, subject to the rights of any irrevocable beneficiary(ies) and any assignee(s).

All rights and privileges of ownership of a Policy end if death proceeds are paid, upon the maturity date, if the Policy is surrendered or if the grace period ends without our receiving the payment required to keep the Policy in force.


If an owner dies before the Policy terminates, the surviving owner(s), if any, succeeds to that person's ownership interest, unless otherwise specified. If all owners die before the Policy terminates, the Policy passes to the estate of the last surviving owner. With our consent, you may specify a different arrangement for contingent ownership.


You may change your ownership designation at any time. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.


Beneficiary
-----------
If the insured dies before the maturity date, we pay death proceeds to your named beneficiary(ies). You have the right to name a beneficiary(ies) and contingent beneficiary(ies). This may be done as part of the application process or by sending us a written request. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us a written request. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.

If no beneficiary(ies) survives the insured, the death proceeds are paid to the owner(s) or the estate of the owner(s) in equal percentages unless otherwise specified.


Assignment
----------
You may assign your Policy. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment.

An assignment must be made in writing and filed with us at our home office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the beneficiary(ies), are subject to any assignment on file with us.

POLICY LIMITATIONS
Division Transfers
------------------
You may transfer amounts between the divisions and/or the fixed account. You must specify the dollar amount or whole percentage to transfer from each division. The transfer is made, and the values determined as of the end of the valuation period in which we receive your request. In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple Policies for which he or she is not the owner.

You may request an unscheduled transfer or set up a periodic transfer by:
.. sending us a written request;
.. calling us if telephone privileges apply (1-800-247-9988); or
.. visiting www.principal.com (if internet privileges apply).

You may not make a transfer to the fixed account if:
.. a transfer has been made from the fixed account to a division within six months; or
.. immediately after the transfer, the fixed account value would be more than $1,000,000 (without our prior approval).


UNSCHEDULED TRANSFERS . You may make unscheduled transfers from a division to another division or to the fixed account. The minimum transfer amount is the lesser of $100 or the value of your division.

We reserve the right to impose a transfer fee of up to $25 on each unscheduled transfer after the first twelve unscheduled transfers in a policy year.



SCHEDULED TRANSFERS . You may elect to have automatic transfers made out of one division into one or more of the other divisions and/or the fixed account. You choose the investment options, the dollar amount and timing of the transfers. There is no transfer fee on scheduled transfers. There is no charge for participation in the scheduled transfer program.

Automatic transfers are designed to reduce the risks that result from market fluctuations. They do this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends and is not guaranteed.

     Example:

         MONTH       AMOUNT INVESTED      SHARE PRICE      SHARES PURCHASED
         -----       ---------------      -----------      ----------------
       January           $    100           $ 25.00                       4
       February          $    100           $ 20.00                       5
       March             $    100           $ 20.00                       5
       April             $    100           $ 10.00                      10
       May               $    100           $ 15.00                       6
       June              $    100           $ 20.00                       5
                         --------           -------                       -
       Total             $    600           $110.00                      35


In the example above, the average share price is $18.33 (total of share prices ($110.00) divided by number of purchases (6)) and the average share cost is $17.14 (amount invested ($600.00) divided by number of shares purchased (35)).

Automatic transfers are made on a periodic basis.
.. The amount of the transfer is:
  . the dollar amount you select (the minimum is the lesser of $100 or the value of the division); or
  . a percentage of the division value as of the date you specify (other than the 29th, 30th or 31st).
.. You select the transfer date (other than the 29th, 30th or 31st) and the transfer frequency (annually, semi-annually, quarterly or monthly). If the selected date is not a business day, the transfer is completed on the next business day.
.. The value of the division must be equal to or more than $2,500 when your scheduled transfers begin.
.. Transfers continue until your interest in the division has a zero balance or we receive notice to stop them.

.. We reserve the right to limit the number of divisions from which simultaneous transfers are made. In no event will it ever be less than two.


MARKET TIMING DISCLOSURE . The Policy does not permit excessive trading or market timing. Market timing activity can disrupt management strategy of the underlying mutual funds and increase expenses, which are borne by all Policy owners. We reserve the right to reject excessive exchanges or purchases if the trade would disrupt the management of the Separate Account, any division or any underlying mutual fund. In addition, we may suspend or modify transfer privileges at any time to prevent market timing efforts that could disadvantage other Policy owners. These modifications could include, but not be limited to:
.. requiring a minimum time period between each transfer;
.. not accepting transfer requests from someone providing them for multiple
  Policies for which he or she is not the owner; or .. limiting the dollar amount that a Policy owner may transfer at any one time.

If we exercise these rights, we will send written notification to Policy owners.


Fixed Account Transfers
-----------------------
Transfers from your investment in the fixed account to your division(s) are subject to certain limitations. You may transfer amounts by making either a scheduled or unscheduled fixed account transfer. You may not make both a scheduled and an unscheduled fixed account transfer in the same policy year.


UNSCHEDULED TRANSFERS . You may make one unscheduled fixed account to division(s) transfer within the 30-day period following each policy anniversary. .. You must specify the dollar amount or percentage to be transferred (not to exceed 25% of the fixed account value as of the most recent policy anniversary).
.. The minimum transfer amount must be at least $100 (or the entire value of your fixed account if less).
.. If your fixed account value is less than $1,000, you may transfer up to 100%
  of your fixed account.
.. There is no transaction charge imposed on the transfer(s).


SCHEDULED TRANSFERS . You may make scheduled transfers on a monthly basis from the fixed account to your division(s) without an additional charge as follows:
.. The value of your fixed account must be equal to or more than $2,500 when your scheduled transfers begin. We reserve the right to change this amount but it will never be more than $10,000.
.. The amount of the transfer is:
  . the dollar amount you select (minimum of $100); or . a percentage of the fixed account value (the maximum amount of the transfer is 2% of the fixed account value as of the specified date) as of the date you specify which may be:
    . the later of the policy date or most recent policy anniversary date; or . the date the Company receives your request.
.. Transfers occur on a date you specify (other than the 29th, 30th or 31st of any month).
.. If the specified date is not a business day, the transfer is completed on the next business day.

Scheduled transfers continue until your value in the fixed account has a zero balance or we receive your notice to stop them. If you stop the transfers, you may not start them again until six months after the last scheduled transfer. You may change the amount of the transfer once each policy year by:
.. sending us a written request;
.. calling us if telephone privileges apply (1-800-247-9988); or
.. visiting www.principal.com (if internet privileges apply).
As transfers are made on a monthly basis, a change in the amount of transfer is effective with the scheduled transfer after our receipt of notice of the change

Automatic Portfolio Rebalancing (APR)
-------------------------------------
APR allows you to maintain a specific percentage of your policy value in the divisions over time.
     Example: You may choose to rebalance so that 50% of your policy values are in the Bond division and 50% in the Capital Value division. At the end of the specified period, market changes may have caused 60% of your value to be in the Bond division and 40% in the Capital Value division. By rebalancing, units from the Bond division are sold and the proceeds are used to purchase units in the Capital Value division so that 50% of the policy values are once again invested in each division.

You may elect APR at the time of application or after the Policy has been issued. There is no charge for participation in the APR program. The APR transfers:
.. do not begin until the later of expiration of the examination offer period or the DCA duration, if applicable;
.. are done without charge;
.. may be done on the frequency you specify:
  . quarterly APR transfers may be done on a calendar year or policy year basis; . semiannual or annual APR transfers may only be done on a policy year basis.
.. may be done by:
  . calling us (if telephone privileges apply (1-800-247-9988));
  . mailing us your written request;
  . faxing your request to us; or
  . visiting www.principal.com (if internet privileges apply).
.. are made at the end of the next valuation period after we receive your instruction;
.. are not available for values in the fixed account; and
.. are not available if you have scheduled transfers from the same divisions.

OPTIONAL INSURANCE BENEFITS
Subject to certain conditions, you may add one or more optional insurance benefits to your Policy. Detailed information concerning optional insurance benefits may be obtained from an authorized agent or our home office. NOT ALL OPTIONAL INSURANCE BENEFITS ARE AVAILABLE IN ALL STATES. SOME PROVISIONS MAY VARY FROM STATE TO STATE. The cost, if any, of an optional insurance benefit is deducted from your policy value.

Accidental Death Benefit Rider
------------------------------
This rider provides an additional death benefit if the insured's death is caused by accidental means. The rider must be elected at the time of application or any time before the Policy is issued. There is a charge for this rider.

Accounting Benefit Rider
------------------------
This rider is available on business cases only and provides if the Policy is surrendered in the first ten years, any surrender charge which would otherwise apply, will be waived. This waiver of surrender charge does not apply to a Policy which is surrendered for the purpose of replacing it with a policy from another company, including Internal Revenue Code Section 1035 exchanges. Our approval, under our then current underwriting guidelines, is required to add this rider. The rider must be elected at the time of application or any time prior to issue. There is no charge for this rider.

Benefit Advance Rider
---------------------
This rider provides the option of receiving the death proceeds before death if the insured becomes terminally ill. Up to 75 percent of the total face amount may be requested, up to a maximum of $1,000,000, provided that the insured has been diagnosed as terminally ill and has a life expectancy of less than 12 months. The death proceeds payable upon the death of the insured will be reduced by the amount of the death proceeds advanced plus loan interest charged. This rider is added automatically to all Policies at issue or may be elected at any time prior to the insured's attained age 75. There is no charge for this rider other than loan interest charged during the time period death proceeds are advanced.

Change of Insured Rider
-----------------------
This rider is available on business cases only and allows the business to change the insured when an employee leaves employment or ownership of the business changes. The rider may be added at any time prior to the proposed insured's age
69. Until the effective date of the change of insured application, coverage remains in effect on the life of the prior insured. We must receive satisfactory evidence of insurability (according to our underwriting guidelines then in effect) for the newly named insured. Future cost of insurance rates are based on the gender, issue age, smoking status, and risk classification of the newly named insured. The death proceeds are paid when the newly named insured dies. There is no charge for this rider.

Cost of Living Rider
------------------------

This rider provides increases in the face amount every three years without requiring evidence of insurability. This rider is added automatically to all Polices with a risk classification of standard or better and where the insured's issue age is 52 or younger. When exercised, the monthly policy charge and surrender charge will be increased to cover the costs and charges for any increase in the total face amount made under this rider. There is no charge for this rider.

Death Benefit Guarantee Rider
-----------------------------
This rider extends the no-lapse guarantee provision if premiums paid equal or exceed the death benefit guarantee premium requirement. This rider is automatically made a part of the Policy at issue as long as the premium (planned or paid) is equal to or greater than the annual death benefit guarantee premium requirement. The level of premium (planned or paid) at issue, determines whether the no-lapse guarantee is extended to the insured's attained age 65 or attained age 85. An illustration (available at no charge from your sales representative or our home office) will provide the death benefit guarantee premium requirement applicable to your Policy. The death benefit guarantee premium requirement is described in the section "PREMIUMS."

The use of this rider disqualifies the use of the Supplemental Benefit Rider. There is no charge for this rider.


If on any monthly date, the death benefit guarantee premium is not met, we send you a notice stating the premium required to keep the rider in effect. If the premium required to maintain the rider is not received in our home office before the expiration of the 61 days (which begins when the notice is mailed), the death benefit guarantee is no longer in effect and the rider is terminated. If the rider terminates, it may not be reinstated.


The rider may not be added after the Policy has been issued.


Extended Coverage Rider
-----------------------
This rider extends the Policy beyond the maturity date as long as the Policy is still in-force and the insured is living on the maturity date. The Policy will then terminate upon the insured's death. No monthly policy charges are deducted after the maturity date. No additional premiums payments are allowed, adjustment options are not available and the death benefit option is changed to Death Benefit Option 1. All investment account and fixed account values will be transferred to the Money Market division and no further transfers are allowed. This rider is added automatically to all Policies when issued. You may choose not to extend the maturity date and instead receive the maturity proceeds by requesting the rider not be attached to your Policy. There is no charge for this rider.

Life Paid-Up Rider
------------------
Under certain circumstances, this rider can guarantee the Policy will not lapse when there is a large loan outstanding. The rider benefit begins on the monthly date when the loan balance reaches 96% of the surrender value. There is a one-time charge (guaranteed not to exceed 7.5% of policy value) taken from the policy value on the date the rider is exercised. Afterwards, no further monthly policy charges are deducted for the remaining death benefit. Adjustments or changes to the Policy are not allowed once the rider benefit goes into effect. The Internal Revenue Services has not taken a position on the Life Paid-Up rider. You should consult your tax advisor prior to this rider being exercised. The rider may be elected at the time of application or anytime prior to the maturity date.

Salary Increase Rider
---------------------
This rider is available on business cases only and provides increases in the face amount based on salary adjustments without requiring evidence of insurability. When exercised, the monthly policy charge and surrender charge will be increased to cover the costs and charges for any increase in the total face amount made under this rider. The rider must be elected at the time of application or any time prior to issue. There is a charge for this rider.

Supplemental Benefit Rider
--------------------------
This rider provides additional insurance (face amount) at a reduced cost. The use of this rider disqualifies the use of the Death Benefit Guarantee Rider. Our approval, under our then current underwriting guidelines, is required to add this rider. The rider may be added at anytime that the insured's attained age is at least 20 but no more than 80 (75 in New York). There is a charge for this rider.

Waiver of Monthly Policy Charges Rider
--------------------------------------
This rider pays the monthly policy charges of the Policy if you become disabled and lose your ability to earn an income. Our approval, under our then current underwriting guidelines, is required to add this rider. The rider may be added at anytime that the insured's attained age not greater than 59. There is a charge for this rider.

Waiver of Specified Premium Rider
---------------------------------
This rider pays the planned scheduled premium on the Policy if you become disabled and lose your ability to earn an income. Our approval, under our then current underwriting guidelines, is required to add this rider. The rider may be added at anytime that the insured's attained age not greater than 59. There is a charge for this rider.

RESERVATION OF RIGHTS
We reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes. However, we cannot make any guarantee regarding the future tax treatment of any Policy.

We also reserve the right to amend or terminate the special plans described in this prospectus, for example preauthorized premium payments. You would be notified of any such action to the extent required by law.


RIGHT TO EXCHANGE
During the first 24 months after the effective date (except during a grace period), you have the right to make an irrevocable, one-time election to transfer all of your division and fixed DCA account values to the fixed account. No charge is imposed on this transfer. The policy value immediately after the transfer will be the same as immediately before the transfer. From the exchange date forward, the policy value will no longer be affected by the investment performance of the divisions. Benefit riders included as a part of the Policy may be exchanged, without evidence of insurability, for similar benefit riders on the new policy.

Your request must be in writing and be signed by the owner(s). The request must be postmarked or delivered to our home office before the end of the 24-month period. The transfer is effective when we receive your written request.


SUICIDE
Death proceeds are not paid if the insured dies by suicide, while sane or insane, within two years of the policy date (or two years from the date of policy face amount increase with respect to such increase). In the event of the suicide of the insured within two years of the policy date, our only liability is a refund of premiums paid, without interest, minus any loan indebtedness and partial surrenders. In the event of suicide within two years of a policy face amount increase, our only liability with respect to that increase is a refund of the cost of insurance for the increase. This amount will be paid to the beneficiary(ies).

DELAY OF PAYMENTS
Payment due to exercise of your rights under the examination offer provision, surrenders, policy loans, death or maturity proceeds, and transfers to or from a division are generally made within five days after we receive your instructions in a form acceptable to us. This period may be shorter where required by law. However, payment of any amount upon return of the Policy, full or partial surrender, policy loan, death, maturity or the transfer to or from a division may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment Company Act of 1940.

The right to sell shares may be suspended during any period when:
.. trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or .. an emergency exists, as determined by the SEC, as a result of which:
  . disposal by a fund of securities owned by it is not reasonably practicable;
  . it is not reasonably practicable for a fund to fairly determine the value of its net assets; or
  . the SEC permits suspension for the protection of security holders.

If payments are delayed and your instruction is not canceled by your written instruction, the amount of the transaction is determined the first business day following the expiration of the permitted delay. The transaction is made within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

We may defer payment of proceeds payable out of the fixed account and/or fixed DCA account for a period of up to six months.

PREMIUMS


PAYMENT OF PREMIUMS
The amount and frequency of your premium payments affects the policy value, the net surrender value and how long the Policy remains in force. Generally, the higher the policy face amount the higher the no-lapse guarantee premium will be. You must pay premiums to us at our home office, Principal Life Insurance Company, 801 Grand (IDPC), Des Moines, Iowa 50392.

You may set up monthly preauthorized withdrawals to allow us to automatically deduct premium payments from your checking or other financial institution account. You may make unscheduled payments and/or establish a payment schedule (we send premium reminder notices if you establish an annual, semiannual or quarterly planned payment schedule). Premium payments may also be made through payroll deduction where permitted by state law and approved by us.


PREMIUMS AFFECTING GUARANTEE PROVISIONS
Your initial premium must be at least the no-lapse guarantee premium. After the initial premium, you may determine the amount and timing of subsequent premium payments (with certain restrictions): however, we recommend you continue to pay at least the no-lapse guarantee premium. By meeting the no-lapse guarantee premium requirement, your Policy is guaranteed not to lapse during the first five policy years even if the net surrender value is insufficient to cover the monthly policy charge.

The no-lapse guarantee premium requirement is met if ((a) minus (b)) is greater than or equal to (c) where:
    (a) is the sum of premiums paid;
    (b) is the sum of all loan indebtedness and partial surrenders; and
    (c) is the sum of the no-lapse guarantee monthly premiums since the policy date to the most recent monthly date.

If the no-lapse premium requirement is not met and the net surrender value is insufficient to cover the monthly policy charge, the Policy may lapse in the first five policy years.

If the Death Benefit Guarantee rider is made a part of your Policy and you pay at least the death benefit guarantee premium requirement, the death benefit guarantee period will last longer than the five year period provided by the no-lapse guarantee provision. You choose whether you want the no-lapse guarantee period to extend to the insured's attained age 65 or attained age 85. The longer the death benefit guarantee period, the higher the premium requirement.
     Example: If the policy face amount is $250,000 and the insured is a male with an attained age of 45 who is a nonsmoker:
           . No-lapse guarantee premium requirement $2,332.50 [the policy face amount (divided by 1000) multiplied by the no-lapse guarantee premium rate of $9.33]
           . Death benefit guarantee to attained age 65 premium requirement
             $3,755.00 [the policy face amount (divided by 1000) multiplied by the death benefit guarantee premium rate of $15.02]
           . Death benefit guarantee to attained age 85 premium requirement
             $6,337.50 [the policy face amount (divided by 1000) multiplied by the death benefit guarantee premium rate of $25.35]

You choose the death benefit guarantee period based on your scheduled premium payments. The death benefit guarantee premium requirement is met if ((a) minus
(b)) is greater than or equal to (c) where:
    (a) is the sum of premiums paid;
    (b) is the sum of all loan indebtedness and partial surrenders; and
    (c) is the sum of the death benefit guarantee monthly premiums since the policy date to the most recent monthly date.

If the death benefit guarantee premium requirement is not met, the Death Benefit Guarantee Rider will lapse. If in the first five policy years, the Policy will still have the no-lapse guarantee as long as the premiums paid are sufficient to meet the no-lapse guarantee premium requirement.

Both the no-lapse guarantee premium and the death benefit guarantee premium are per $1000 of face amount and vary by issue age, gender* and smoking status. The no-lapse guarantee premium and the death benefit guarantee premium are shown on the current data pages.
  * For Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans, the premiums are not based on the gender of the insured.


PREMIUM LIMITATIONS
In no event may the total of all premiums paid, both scheduled and unscheduled, be more than the maximum premium payments allowed for life insurance under the Internal Revenue Code. If you make a premium payment that would result in total premiums exceeding the maximum limitation, we only accept that portion of the payment that makes total premiums equal the maximum. Unless otherwise directed, any excess will be returned and no further premiums are accepted until allowed by the current maximum premium limitations.

ALLOCATION OF PREMIUMS
Your initial net premium (and other net premiums we receive prior to the effective date and twenty days after the effective date) is allocated to the Money Market division at the end of the business day we receive the premium. Twenty-one days after the effective date, the money is reallocated to the divisions, fixed account and/or fixed DCA account according to your instructions. If the twenty-first day is not a business day, the transfer will occur on the first business day following the twenty-first day from the effective date.
     Example: The effective date of your Policy is February 1st. Your net premium is allocated to the Money Market division at the end of the valuation period we receive the premium. At the close of business on February 21st, the net premium is reallocated to the divisions, fixed account and/or fixed DCA account that you selected.

Net premium payments received after the twenty-day period are allocated to the divisions, the fixed account and/or fixed DCA account according to your instructions. For each division, fixed account and fixed DCA account, the allocation percentage must be zero or a whole number. The total of all allocation percentages must equal 100. Net premium payments are allocated as of the valuation period in which they are received.

At any time, you may change the percentage allocation for future premium payments by:
.. sending a written request to us;
.. calling us at 1-800-247-9988 (if telephone privileges apply); or
.. visiting www.principal.com (if internet privileges apply).
The allocation changes are effective at the end of the valuation period in which your new instructions are received.

NOTE: We reserve the right to keep the initial premium payment in the Money
     Market division longer than 20 days to correspond to the examination offer periods of a particular state's replacement requirements.

Division Valuation
------------------
There is no guaranteed minimum division value. Its value reflects the investment experience of the division. It is possible that the investment performance could cause a loss of the entire amount allocated to the division. Without additional premiums payments or a Death Benefit Guarantee rider, it is possible that no death benefit would be paid upon the insured's death.

At the end of any valuation period, your value in a division is:
.. the number of units you have in the division
.. multiplied by the value of a unit in the division.

The number of units is the total of units purchased by allocations to the division from:
.. your initial premium payment (less premium expense charges);
.. plus subsequent premium payments (less premium expense charges);

.. plus transfers from another division, the fixed account or the fixed DCA account
minus units sold:
.. for partial surrenders from the division;
.. as part of a transfer to another division, the fixed account or the loan account; and
.. to pay monthly policy charges and any transaction fees.

Unit values are calculated each business day. To calculate the unit value of a division, the unit value from the previous business day is multiplied by the division's net investment factor for the current valuation period. The number of units does not change due to a change in unit value.


The net investment factor measures the performance of each division. The net investment factor for a valuation period is calculated as follows:
  [{the share price of the underlying mutual fund at the end of the valuation period before that day's transactions
                                      plus
the per share amount of the dividend (or other distribution) made by the mutual fund during the valuation period}
                                   divided by
    the share price of the underlying mutual fund at the end of the previous valuation period after that day's transactions].

When an investment owned by an underlying mutual fund pays a dividend, the dividend increases the net asset value of a share of the underlying mutual fund as of the date the dividend is recorded. As the net asset value of a share of an underlying mutual fund increases, the unit value of the corresponding division also reflects an increase. Payment of a dividend under these circumstances does not increase the number of units you own in the division.


DEATH BENEFITS AND POLICY VALUES


DEATH PROCEEDS
If coverage is in effect and the insured dies before the maturity date, we pay death proceeds. We must receive:
.. proof of the death of the insured;
.. Beneficiary's Statement (Claim Form)*; and
.. Trust Agreement (if the beneficiary is a trust).
  * If the beneficiary is a corporation, the Claim Form must be signed by a corporate officer and submitted with a copy of the Articles of Incorporation or By-Laws indicating the authority of the office and a current Board resolution providing the name of the officer authorized to execute the Claim Form. The corporation must also submit a Certificate of Good Standing or Certificate of Existence provided by the state of incorporation.

Payment is made to any assignee. The remainder is paid to your named beneficiary(ies) under your designated benefit payment option (see GENERAL DESCRIPTION OF THE POLICY - Rights Under the Policy).

The payments are made in cash lump sum or under a benefit payment option. Death proceeds are calculated as of the date of the insured's death and include:
.. the death benefit described below;
.. minus loan indebtedness;
.. minus any overdue monthly policy charges if the insured died during a grace period;
.. plus interest on the death proceeds as required by state law.

Benefit Instructions
--------------------
While the insured is alive, you may give us instructions for payment of death proceeds under one of the benefit payment options of the Policy. If at the insured's death, you have not provided benefit payment option instructions, the beneficiary(ies) select the benefit payment option to be used. If a benefit payment option is not selected, the death proceeds are paid in a cash lump sum. These choices are also available if the Policy matures or is surrendered. The instructions or changes to the instructions must be in writing. If you change the beneficiary(ies), prior benefit payment option instructions are revoked.

The benefit payment options include:
.. Custom Benefit Arrangement

   A customized benefit payment option may be arranged with our approval.
.. Life Income
   We pay income during a person's lifetime. Without a guaranteed period, it is possible that only one payment is made under this option if the beneficiary dies before the second payment is due. A guaranteed period of from 5 to 30 years may be used (if the beneficiary dies before all of the guaranteed payments have been made, the guaranteed remaining payments are made to the beneficiary named in the benefit payment option instructions).
.. Joint and Survivor Life Income
   We pay income during the lifetime of two people and continue until the death of the survivor. Without a guaranteed period, it is possible that only one payment is made under this option if both of the beneficiaries die before the second payment is due. A guaranteed period of from 5 to 30 years may be used (if both of the beneficiaries die before all of the guaranteed payments have been made, the guaranteed remaining payments are made to the beneficiary named in the benefit payment option instructions).
If no beneficiary(ies) survive the insured, the death proceeds will be paid to the owner or the owner's estate unless otherwise specified.

Interest at a rate set by us, but never less than required by state law, will be applied to calculate the above benefit payment options.


DEATH BENEFIT OPTION
The death benefit option is selected at the time of application. If a death benefit option is not chosen, the Policy will be issued with Death Benefit Option 1.

The three death benefit options available are:
.. Death Benefit Option 1 - the death benefit equals the greater of:
  . the total face amount; or
  . the amount found by multiplying the policy value by the applicable percentage*.
.. Death Benefit Option 2 - the death benefit equals the greater of:
  . the total face amount plus the policy value; or . the amount found by multiplying the policy value by the applicable percentage*.
.. Death Benefit Option 3 - the death benefit equals the greater of:
  . the total face amount plus the greater of a) premiums paid less partial surrenders or b) zero; or
  . the amount found by multiplying the policy value by the applicable percentage*.
    * The applicable percentage tables are in Appendix C and are based on our interpretation of Section 7702 of the Internal Revenue Code as set forth below. The table which applies to your Policy is determined by your choice of either the guideline premium/cash value corridor test or the cash value accumulation test.

     Example: The following assumptions are made to demonstrate the use of the Tables found in Appendix C.
           Death Benefit Option: 1
           Face Amount: $250,000
           Policy Value: $150,000
           Definition of Life Insurance Test: Guideline Premium/Cash Value Corridor Test
           Attained Age: 45
           Risk Class: Preferred Non-Smoker

           Applicable Percentage: 215%
           Death Benefit = $322,500 ($150,000 x 215%)

           If the Definition of Life Insurance Test was the Cash Value Accumulation Test, the applicable percentage would be 287.78% (assuming the insured is a male) and the death benefit would be $431,670.

CHANGE IN DEATH BENEFIT OPTION
You may change the death benefit option on or after the first policy anniversary. Up to two changes are allowed per policy year. Your request must be made in writing and approved by us. The effective date of the change will be the monthly date that coincides with, or next follows, our approval.

The option may not be changed from Death Benefit Option 1 to Death Benefit Option 3 or from Death Benefit Option 2 to Death Benefit Option 3. We will increase or decrease the total face amount so that the death benefit immediately after the change equals the death benefit before the change.

..

       CHANGING FROM DEATH BENEFIT OPTION 1 TO DEATH BENEFIT OPTION 2
 We will decrease the total face amount. The amount of the decrease is equal to the policy value on the effective date of the change. If there have been increases in the total face amount, the decrease of total face amount will be made on a last in, first out basis. Because the death benefit can continue to increase under Death Benefit Option 2, we will require proof of insurability. Cost of insurance charges will likely increase. This example assumes that the policy face amount equals the total face amount.
 --------------------------
-------------------------------------------------------------------------------
   TOTAL FACE AMOUNT            DEATH BENEFIT               POLICY VALUE
-------------------------------------------------------------------------------
   BEFORE THE CHANGE          BEFORE THE CHANGE          BEFORE THE CHANGE
-------------------------------------------------------------------------------
       $1,000,000                $1,000,000                   $50,000
-------------------------------------------------------------------------------
    AFTER THE CHANGE          AFTER THE CHANGE            AFTER THE CHANGE
-------------------------------------------------------------------------------
        $950,000                 $1,000,000                   $50,000
 ($1,000,000 - $50,000)      ($950,000+$50,000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                                 CHANGING FROM DEATH BENEFIT OPTION 2 TO DEATH BENEFIT OPTION 1
 We will increase the total face amount. The amount of the increase is equal to the policy value on the effective date of the change. The total face amount increase will be in the same proportion as the policy face amount to the total face amount.
 Because the death benefit will not continue to increase under Death Benefit Option 1, no proof of insurability is required. Cost of insurance charges will likely decrease. This example assumes that the policy face amount equals the total face amount.
-----------------------------------------------------------------------------------------------------------------------------------
    TOTAL FACE AMOUNT                          DEATH BENEFI                                        POLICY VALU
                                                    T                                                   E
-----------------------------------------------------------------------------------------------------------------------------------
    BEFORE THE CHANGE                        BEFORE THE CHANG                                   BEFORE THE CHANG
                                                    E                                                   E
-----------------------------------------------------------------------------------------------------------------------------------
        $1,000,000                              $1,050,000                                           $50,000
                                           ($1,000,000+$50,000)

-----------------------------------------------------------------------------------------------------------------------------------
     AFTER THE CHANGE                        AFTER THE CHANG                                     AFTER THE CHANG
                                                    E                                                   E
-----------------------------------------------------------------------------------------------------------------------------------
        $1,050,000                              $1,050,000                                           $50,000
  ($1,000,000 + $50,000)

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

       CHANGING FROM DEATH BENEFIT OPTION 3 TO DEATH BENEFIT OPTION 1
 We will increase the total face amount if the total premiums paid are greater than total partial surrenders as of the effective date of the change. The increase will be in the same proportion as the policy face amount is to the total face amount. Because the death benefit will not continue to increase under Death Benefit Option 1, no proof of insurability is required. Cost of insurance charges will likely decrease. This example assumes total premiums paid are $30,000, total partial surrenders are
 $10,000 and the policy face amount equals the total face amount.
 -----------------------------
-------------------------------------------------------------------------------
     TOTAL FACE AMOUNT            DEATH BENEFIT              POLICY VALUE
-------------------------------------------------------------------------------
     BEFORE THE CHANGE          BEFORE THE CHANGE         BEFORE THE CHANGE
-------------------------------------------------------------------------------
        $1,000,000                  $1,020,000                 $50,000
                          ($1,000,000+($30,000-$10,000))
-------------------------------------------------------------------------------
     AFTER THE CHANGE              AFTER THE CHANGE            AFTER THE CHANGE
-----------------------------------------------------------------------------------
        $1,020,000                    $1,020,000                   $50,000
 ($1,000,000 + ($30,000 -
         $10,000))
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

       CHANGING FROM DEATH BENEFIT OPTION 3 TO DEATH BENEFIT OPTION 2
 We will either increase or decrease the total face amount by subtracting the policy value from the greater of a) premiums paid less partial surrenders and b) zero. Because the death benefit can continue to increase under Death
 Benefit Option 2, we will require proof of insurability. Cost of insurance charges will likely increase. This example assumes that total premiums paid are $30,000, total partial surrenders are $10,000 and the policy face amount equals the total face amount.
 -------------------------------
-------------------------------------------------------------------------------
      TOTAL FACE AMOUNT            DEATH BENEFIT             POLICY VALUE
-------------------------------------------------------------------------------
      BEFORE THE CHANGE          BEFORE THE CHANGE        BEFORE THE CHANGE
-------------------------------------------------------------------------------
         $1,000,000                  $1,020,000                $50,000
                           ($1,000,000+($30,000-$10,000))
-------------------------------------------------------------------------------
      AFTER THE CHANGE               AFTER THE CHANGE            AFTER THE CHANGE
-------------------------------------------------------------------------------------
          $970,000                      $1,020,000                   $50,000
  ($1,000,000 + ($30,000 -          ($970,000+$50,000)
     $10,000) - $50,000)
-------------------------------------------------------------------------------------

IRS DEFINITION OF LIFE INSURANCE
The Policy should qualify as a life insurance contract as long as it satisfies either the guideline premium/cash value corridor test or the cash value accumulation test as defined under Section 7702 of the Internal Revenue Code. One of these tests is chosen on the application. If a test is not chosen, the Policy will comply with the guideline premium/cash value corridor test. Once a test is chosen, it cannot be changed on the Policy.

The guideline premium/cash value corridor test places limitations on the amount of premium payments that may be made and on policy values that can accumulate relative to the death benefit. Guideline premium limits are determined when the Policy is issued and can vary by the death benefit option chosen. Guideline premium limits will likely change due to any adjustment to the Policy.


If at any time a premium is paid which would result in total premiums exceeding the current guideline premium limits, we accept only that portion of the premium which would make the total premiums equal the guideline premium limits.


The cash value accumulation test does not place limitations on the amount of premium payments but limits the amount of policy values that can accumulate relative to the death benefit.


To satisfy either test, the ratio of the policy value to the death benefit must be at least as great as the applicable percentage shown in Appendix C. As the policy value increases, the minimum death benefit may be required to increase. Because the cost of insurance you pay is based in part on the amount of the death benefit, an increase in the death benefit increases the cost of insurance.


As compared to the cash value accumulation test, the guideline premium/cash value corridor test generally:
.. has smaller applicable percentages
.. lower minimum death benefit
.. lower cost of insurance charges
.. better policy value growth.

The smaller applicable percentages lead to a lower minimum death benefit and thus lower cost of insurance charges. Lower charges result in better policy value growth.


This may not be the result in all cases. The specifics of each Policy determine which test is more suitable. Illustrations using each of the tests will help you determine which test meets your objectives. An illustration may be obtained from your registered representative or by calling 1-800- 247-9988.


The table below demonstrates the minimum death benefit based on the test chosen. Policy value assumptions may not be realistic.


The example below is based on the following:
.. The insured is a male with an attained age of 45 at the time the Policy was issued. He dies at the beginning of the sixth policy year (attained age 50)
.. Face amount is $100,000
.. Death Benefit Option 1
.. Policy value at the date of death is $25,000
.. The minimum death benefit under the guideline premium/cash value corridor test is $46,250 (assuming an applicable percentage of 185% x policy value)
.. The minimum death benefit under the cash value accumulation test is $61,820
  (assuming an applicable percentage of 247.28%)

                         THE DEATH BENEFIT PAYABLE IS THE
                           LARGER OF THESE TWO AMOUNTS
                        ---------------------------------
                                                               NET AMOUNT AT
                                             MINIMUM            RISK USED IN
                             FACE             DEATH         CALCULATING THE COST
                            AMOUNT           BENEFIT        OF INSURANCE CHARGE
                            ------           -------        --------------------
 Guideline
 Premium/Cash Value
 Corridor Test             $100,000          $46,250             $74,753.98
 Cash Value
 Accumulation Test         $100,000          $61,820             $74,753.98

Here's the same example, but with a policy value of $75,000. Because the policy value has increased, the minimum death benefit is now:
.. $138,750 for the guideline premium/cash value corridor test
.. $185,460 for the cash value accumulation test.

                        THE DEATH BENEFIT PAYABLE IS THE
                           LARGER OF THESE TWO AMOUNTS
                        ---------------------------------
                                                               NET AMOUNT AT
                                             MINIMUM            RISK USED IN
                             FACE             DEATH         CALCULATING THE COST
                            AMOUNT           BENEFIT        OF INSURANCE CHARGE
                            ------           -------        --------------------
 Guideline
 Premium/Cash Value
 Corridor Test             $100,000          $138,750           $ 63,408.64
 Cash Value
 Accumulation Test         $100,000          $185,460           $110,003.73


Keep in mind that cost of insurance charges, which affect your Policy's value, increase with the amount of the death benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted net amount at risk. As the net amount at risk increases, the cost of insurance increases. Policy value also varies depending on the performance of the investment options in your Policy.


All transactions will be subject to the limits as defined under Section 7702 of the Internal Revenue Code. A transaction may not be allowed, or an increase in face amount may be required, if the transaction would cause a refund of premium and/or distribution of the policy value in order to maintain compliance with the
Section 7702 limits.


MATURITY PROCEEDS
The maturity date is the policy anniversary where the insured's attained age is 100 and is shown on your current data pages. If the insured is living on the maturity date, the Policy is in force and you do not want the maturity date extended by the Extended Coverage Rider, maturity proceeds equal to the net surrender value are paid. If the Extended Coverage Rider is attached but you wish to receive the maturity proceeds at the Policy's maturity and avoid conversion to Death Benefit Option 1, you must send instructions to our office.

The maturity proceeds are paid either as a cash lump sum on the maturity date or under the benefit payment option you have selected. Only if the Extended Coverage Rider is present on the Policy will the maturity date automatically be extended to the date of the insured's death (as explained in GENERAL DESCRIPTION OF THE POLICY - Optional Insurance Benefits).


ADJUSTMENT OPTIONS
Increase in policy face amount
------------------------------
You may request an increase at any time provided that the Policy is not in a grace period and monthly policy charges are not being waived under a rider. The minimum increase in policy face amount is $50,000. A policy face amount increase request made in the first 60 policy months will increase the no-lapse guarantee premium for the remainder of the 60 months.

The request must be made on an adjustment application. The application must be signed by the owner(s) and the insured. If your request is not approved, no changes are made to your Policy.


We will approve your request if:
.. the insured is alive at the time of your request; and .. the attained age of the insured is 85 or less at the time of the request; and .. we receive evidence satisfactory to us that the insured is insurable under our underwriting guidelines in place at the time of your request.

The increase in policy face amount is in a risk classification determined by us. The adjustment is effective on the monthly date on or next following our approval of your request. No examination offer period applies to an increase in policy face amount.

We calculate an "adjustment conditional receipt premium deposit" (payment that accompanies request) based on your request for an increase. If you make a payment with your adjustment application of at least as much as the adjustment conditional receipt premium deposit, we issue a conditional receipt. The conditional receipt shows receipt of the payment and outlines any interim insurance coverage.


Any payment made with the adjustment application is held in our general account without interest. If we approve the adjustment, on the effective date of the adjustment, the amount of the premium payment being held minus the premium expense charge is moved to the divisions, fixed account and/or fixed DCA account. Your current premium allocation percentages are used to make this allocation.


The cost of insurance charge will increase in the event of an increase in a Policy's face amount. If there is insufficient value to pay the higher charges after an increase in face amount, the Policy will lapse, unless the no-lapse or death benefit guarantees are in effect. The entire Policy would be at risk of lapsing, not just the incremental increase in face amount.


Decrease in policy face amount
------------------------------
On or after the first policy anniversary, you may request a decrease in the policy face amount. No transaction fee is imposed on decreases in the policy face amount. A decrease in face amount lowers the cost of insurance charges but does not reduce surrender charges. A decrease is requested as follows:
.. the request must be made on an adjustment application;
.. the application must be signed by the owner(s);
.. the Policy is not in a grace period;
.. monthly policy charges are not being waived under a waiver rider;
.. the decrease is at least the minimum amount as determined by our underwriting guidelines in place at the time of your request; and .. the decrease may not reduce the policy face amount below $100,000.

A decrease may not be allowed if the decrease would cause a refund of premium and/or the distribution of the policy value in order to maintain compliance with the limits required by the Internal Revenue Code relating to the definition of life insurance.


POLICY VALUES
Your policy value is equal to the sum of the values in your divisions, fixed account, fixed DCA account and loan account.
.. Your policy value increases as premiums are applied and when interest is credit.
.. Your policy value decreases as policy loans, partial surrenders and policy expenses are deducted.
.. Your policy value can increase or decrease as the investment experience of your chosen divisions fluctuates.

SURRENDERS AND PARTIAL SURRENDERS


SURRENDERS
You must send us a written request for any surrender. The request must be signed by all owners, irrevocable beneficiary(ies), if any, and any assignees. The surrender is effective and the surrender value calculated as of the end of the valuation period during which we receive the written request for surrender.

Total and partial surrenders from the Policy are generally paid within five business days of our receipt of the written request for surrender. Certain delays in payment are permitted (see GENERAL DESCRIPTION OF THE POLICY - Delay of Payments).


Full surrender
--------------
You may surrender the Policy while the Policy is in effect. If the full surrender is within ten years of the policy date or a policy face amount increase, a surrender charge is imposed. There is no refund of any monthly policy charges deducted before the full surrender effective date.

We reserve the right to require you to return the Policy to us prior to making any payment though this does not affect the amount of the surrender value.


Partial surrender
-----------------
On or after the first policy anniversary and prior to the maturity date, you may surrender a part of the net surrender value. The minimum amount of a partial surrender is $500. Up to two partial surrenders may be made during a policy year. The total of your two partial surrenders during a policy year may not be greater than 75% of the net surrender value (as of the date of the request for the first partial surrender in that policy year). The partial surrender may not decrease the policy face amount to less than $100,000. Partial surrenders may negatively affect your no-lapse guarantee provision and your Death Benefit Guarantee rider, if applicable.

Your policy value is reduced by the amount of the surrender. We surrender units from the divisions and/or values from the fixed account to equal the dollar amount of the surrender request. The surrender is deducted from your division(s) and/or fixed account according to the surrender allocation percentages you specify. If surrender allocation percentages are not specified, we use your monthly policy charge allocation percentages. No surrender charge is imposed on a partial surrender.

.. If Death Benefit Option 1 is in effect and the death benefit equals the total face amount, the total face amount is reduced by the amount of the partial surrender that is not deemed to be a preferred partial surrender. In situations where the death benefit is greater than the total face amount, the total face amount is reduced by the amount the partial surrender exceeds the difference between the death benefit and total face amount. If the total face amount had been increased, any reduction of the total face amount is made on a last in, first out basis.

    PREFERRED PARTIAL SURRENDER (PERTAINS ONLY IF DEATH BENEFIT OPTION 1 IS IN EFFECT)
    During policy years two through fifteen, 10% of the net surrender value as of the end of the prior policy year may be surrendered without a subsequent decrease in the total face amount. Any amount surrendered in excess of 10% causes a reduction in the total face amount. The 10% preferred partial surrender privilege is not cumulative from year-to-year and cannot exceed $100,000 in any policy year or $250,000 over the life of the Policy.


    The maximum preferred partial surrender is equal to ((a) plus (b)) not to exceed (c) where:
    (a)is the amount of the surrender;
    (b)is the amount of any preferred partial surrenders in the same policy year; and
    (c)is 10% of the net surrender value at the end of the prior policy year.

.. If the Death Benefit Option 2 is in effect, there is no reduction in the total face amount upon a partial surrender.

.. If the Death Benefit Option 3 is in effect and the death benefit equals the total face amount, the total face amount is reduced by the greater of (a) or
  (b) where:
    (a)is the amount by which the total partial surrenders exceed total premiums paid*; and
    (b)is zero.

    In situations where the death benefit is greater than the total face amount, the total face amount is reduced by the amount determined above which exceeds the difference between the death benefit and total face amount. If the total face amount has been increased, any reduction of the total face amount is made on a last in, first out basis.

    * Face amount reduction will be less if the face amount has already been reduced due to a prior partial surrender.


EXAMINATION OFFER (FREE-LOOK PROVISION)
Under state law, you have the right to return the Policy for any reason during the examination offer period. If you return the Policy, we will refund your premium in states where required. In states where permitted, we will refund the net policy value plus any fees or charges taken (which may be more or less than premiums paid).

Your request to return the Policy must be in writing. The request and the Policy must be mailed to us or returned to the agent no later (as determined by the postmark) than the last day of the examination offer period as shown below.


The examination offer period is the later of:
.. 10 days after the Policy is delivered to you; or .. such later date as specified by applicable state law.

NOTE: See GENERAL DESCRIPTION OF THE POLICY - Delay of Payments.

LOANS


POLICY LOANS
While your Policy is in effect (but after the examination offer period) and has a net surrender value, you may borrow money from us with the Policy as the security for the policy loan.
.. The minimum policy loan is $500.
.. The maximum amount you may borrow is 90% of the net surrender value as of the date we process the policy loan.
.. If telephone privileges apply, you may request a policy loan of $5,000 or less by calling us at 1-800-247-9988. If you do not have telephone privileges or are requesting a policy loan of more than $5,000, your request must be made in writing.
.. Generally, policy loan proceeds are sent within five business days from the date we receive your request (see GENERAL DESCRIPTION OF THE POLICY - Delay of Payments).
.. Requests for policy loans from any joint owner are binding on all joint owners.
.. Policy loans may negatively affect your no-lapse guarantee provision and your Death Benefit Guarantee rider, if applicable (see POLICY TERMINATION AND REINSTATEMENT - Policy Termination (Lapse)).

You are charged interest on your policy loan. During the first ten policy years, the interest rate is 5.50% per year. After policy year ten, the interest rate is 3.80% per year. Interest accrues daily and is due and payable at the end of the policy year. If interest is not paid when due, it is added to the loan amount. Adding unpaid interest to the policy loan amount causes additional amounts to be withdrawn from your fixed account, fixed DCA account and/or division(s) and transferred to the loan account. Withdrawals are made in the same proportion as the allocation used for the most recent monthly policy charge.

A policy loan generally has a permanent effect on policy values. If a policy loan had not been made, the policy value would reflect the investment experience of the division(s) and the interest credited to the fixed account and fixed DCA account. In addition, loan indebtedness is subtracted from:
.. death proceeds at the death of the insured;
.. surrender value upon full surrender or termination of a Policy; and .. maturity proceeds paid.

Policy loans and unpaid loan interest reduce your net surrender value. If the net surrender value is less than the monthly policy charges on a monthly date, the 61-day grace period provision applies (see POLICY TERMINATION AND REINSTATEMENT - Policy Termination (Lapse)).


If the Policy lapses with an outstanding loan balance, there may be tax consequences.


LOAN ACCOUNT
When a policy loan is taken, a loan account is established. An amount equal to the loan is transferred from your division(s), fixed account and fixed DCA account to your loan account. Loan accounts are part of our general account. You may instruct us on the proportions to be taken from your accounts. If you do not provide such instruction, the loan amount is withdrawn in the same proportion as the allocation used for the most recent monthly policy charge. There are no restrictions from which accounts the loan amount can be transferred. Any loan interest due and unpaid is transferred in the same manner.

Your loan account earns interest from the date of transfer. The loan account interest rate is 4.00% per year. Interest accrues daily and is paid at the end of the policy year.


LOAN PAYMENTS
While the Policy is in force and before the insured dies, you may pay the loan indebtedness as follows:
.. policy loans may be repaid totally or in part;
.. repayments are allocated to the division(s), fixed account and fixed DCA account in the proportions used for allocation of premium payments;
.. payments that we receive that are not designated as premium payments are applied as loan repayments if a policy loan is outstanding;
.. the repayments are allocated as of the valuation period in which we receive the repayment; and
.. repayments are to be sent to our service office.

POLICY TERMINATION AND REINSTATEMENT


POLICY TERMINATION (LAPSE)
If the net surrender value on any monthly date is less than the monthly policy charge, a 61-day grace period begins. However, during the first 60 policy months, the Policy will not enter a grace period if ((a) minus (b)) is greater than or equal to (c) where:
    (a) is the sum of the premiums paid;
    (b) is the sum of all existing policy loans, unpaid loan interest and partial surrenders; and
    (c) is the sum of the no-lapse guarantee premiums since the policy date to the most recent monthly date.

After the first 60 policy months, making premium payments under your planned periodic premium schedule does not guarantee that your Policy will stay in force unless:
.. your Policy's net surrender value is at least equal to the monthly policy charge on the current monthly date; or
.. the death benefit guarantee rider is in effect.

Grace Period
------------
If the net surrender value on a monthly date is less than the current monthly charge, and neither the no-lapse guarantee provision nor the death benefit guarantee rider is in effect, we will send you a notice of pending lapse and a grace period begins. We will send you a notice at the start of the grace period (to your last known post office address) stating the required premium to avoid policy lapse. The grace period will end 61 days after the day the notice is mailed. If the required premium is not received by us by the end of the grace period, the Policy will lapse without value.

During the first 60 policy months, the required premium is the greater of (a) or
(b) where:
    (a) is three monthly policy charges divided by (1 minus the maximum premium expense charge); and
    (b) is three no-lapse guarantee monthly premiums.

After the first 60 policy months, the required premium is (a) plus (b) where:
    (a) is the amount by which the surrender charge is more than the Policy value on the monthly date on or immediately preceding the start of the grace period; and
    (b) is three monthly policy charges divided by (1 minus the maximum premium expense charge).

The determination of three monthly policy charges is made by taking three times the "failed" monthly deduction that could not be made due to insufficient policy value.

     Example: Policy Value: $5,000
           Loan Balance: $4,000
           Surrender Charge: $500
           Net Surrender Value: $500 (Policy Value minus Loan Balance minus Surrender Charge)
           Monthly Policy Charge: $1,000
           No-Lapse Guarantee Premium: $1,200

           Maximum Premium Expense Charge in the first policy year: 6.25% (3.0% sales charge, 2.0% state and local taxes, 1.25% federal taxes)

           During the first 60 policy months, the required premium is $3,840 [($1,200 x 3)/(1 - 0.0625)]
           After the first 60 policy months, the required premium is $3,200 [($1,000 x 3)/(1 - 0.0625)]

The required premium is intended to a) reimburse us for the monthly policy charges during the grace period, and b) provide enough policy value to pay the monthly policy charge on the first monthly date after the grace period. If the grace period ends before we receive the required premium, we keep any remaining value in the Policy to cover past due policy charges. Adverse market fluctuations may cause the Policy to enter into subsequent grace periods.


The Policy is in force during a grace period. If we do not receive the required premium, the Policy terminates as of the monthly date on or immediately preceding the start of the grace period. If the insured dies during a grace period, the death benefit is paid and the amount is reduced by:
.. all monthly policy charges due and unpaid at the death of the insured; and .. any loan indebtedness.

The Policy also terminates:
.. when you make a full Policy surrender;
.. when death proceeds are paid; and
.. on the maturity date.
When the Policy terminates, all of the owners' Policy rights and privileges end.

Neither partial surrenders nor policy loans may be made during a grace period.


REINSTATEMENT
Subject to certain conditions, you may reinstate a Policy that terminated because of insufficient value. The Policy may only be reinstated:
.. prior to the maturity date and while the insured is alive;
.. upon our receipt of satisfactory evidence of insurability (according to our underwriting guidelines then in effect);
.. if you make a payment of a reinstatement premium; and .. if the application for reinstatement is mailed to us within three years of the
  Policy termination (in some states, we must provide a longer period of time for Policy reinstatement).

The reinstatement premium is calculated using the required premium formulas found above in the Grace Period section. The required premium formula in effect on the date the Policy was terminated will be used in this calculation. If a policy loan or loan interest was unpaid when the Policy terminated, the policy loan must be reinstated or repaid (loan interest does not accrue over the period the Policy was terminated).


We do not require payment of monthly policy charges during the period the Policy was terminated. Reinstatement is effective on the next monthly date following our approval of the reinstatement application. Premiums received with your reinstatement application are held in our general account without interest. If the reinstatement is approved, they are allocated to your selected division(s), fixed account and/or fixed DCA account on the reinstatement date. We will use the premium allocation percentages in effect at the time of termination of the Policy unless you provide new allocation instructions. The reinstated Policy has the same policy date as the original Policy. Your rights and privileges as owner(s) are restored upon reinstatement.


If you reinstate your Policy and then it is fully surrendered, a surrender charge may be imposed. The surrender charge, if any, and premium expense charge are calculated based on the number of years the Policy was in force. The period of time during which the Policy was terminated is not included in these calculations.

TAX ISSUES RELATED TO THE POLICY

The following description is a general summary of the tax rules pertaining to life insurance policies. This section relates primarily to federal income taxes rules, regulations and interpretations, which in our opinion are currently in effect but which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. While we reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes, we cannot make any guarantee regarding the future tax treatment of any Policy.

NOTE: DUE TO THE COMPLEXITY OF THESE RULES AND BECAUSE THEY ARE AFFECTED BY THE
     FACTS AND CIRCUMSTANCES OF EACH POLICY, YOU SHOULD CONSULT WITH LEGAL AND TAX COUNSEL AND OTHER COMPETENT ADVISORS REGARDING THESE MATTERS.

TAXATION OF DEATH PROCEEDS
The death proceeds payable under a Policy are generally excludable from the gross income of the beneficiary(ies) under the Internal Revenue Code. However, if the Policy is transferred for valuable consideration, then a portion of the death proceeds may be includable in the beneficiary's gross income.

TAXATION OF MATURITY PROCEEDS
A taxable event may occur if the net surrender value at maturity plus any loan indebtedness is greater than the remaining premiums paid (premiums paid less partial surrenders and premium refunds; not less than zero). The taxable amount is the difference between the surrender value and the remaining premiums in the policy.

TAXATION OF GROWTH IN POLICY VALUE
Any increase in policy value is not included in gross income while the Policy is in-force and continues to meet the definition of life insurance as defined under
Section 7702 of the Internal Revenue Code. If a contract does not meet the definition of life insurance, the policy owner will be subject to income tax on annual increases in cash value.

TAXATION OF POLICY SURRENDERS AND PARTIAL SURRENDERS
A surrender or lapse of the Policy may have income tax consequences. Upon surrender, the owner(s) is not taxed on the surrender value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior surrenders. The amount of any loan indebtedness, upon surrender or lapse, is added to the net surrender value and treated, for this purpose, as if it had been received. A loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any benefit payment option.

A full surrender of the Policy will, and a partial surrender may, be included in your gross income to the extent that the distribution exceeds your investment in the Policy. Partial surrenders generally are not taxable unless the total of such surrenders exceeds total premiums paid to the date of partial surrender less the untaxed portion of any prior partial surrenders. If within the first fifteen policy years you make a partial surrender with a corresponding reduction in the total face amount, special rules apply. Under those circumstances, the Internal Revenue Code has defined a special formula under which you may be taxed on all or a portion of the surrender amount.


The increase in policy value of the Policy is not included in gross income unless and until there is a full surrender or partial surrender under the Policy. A full surrender of the Policy will, and a partial surrender may, be included in your gross income to the extent the distribution exceeds your investment in the Policy. Transfers between the division(s) fixed account and/or fixed DCA account are not considered as distributions from the Policy and would not be considered taxable income.


NOTE: The tax treatment of partial surrenders described above also applies to preferred partial surrenders.

TAXATION OF POLICY LOANS AND LOAN INTEREST
If the Policy is not a modified endowment contract, loans received under the Policy are not generally considered to be distributions subject to tax. Interest paid to us as a result of a policy loan may or may not be deductible depending on a number of factors.

If the Policy is a modified endowment contract, loans received under the Policy are considered to be distributions subject to tax.


If the Policy lapses with an outstanding loan balance, there may be tax consequences.


TAXATION OF CHANGE OF OWNER
If an ownership change occurs, the taxable amount is calculated by taking the policy value less net premiums paid.

A transfer of ownership by gift is not subject to income tax unless there is loan indebtedness that exceeds net premiums paid. A transfer of ownership by gift may have gift tax implications.


TAXATION OF CHANGE OF INSURED
For tax purposes, changing the insured is considered to be the same as a surrender of the policy. The taxable amount is the difference between the policy value and the net premiums paid.

MODIFIED ENDOWMENT CONTRACT STATUS
A Policy becomes a Modified Endowment Contract when premiums paid exceed certain premium limits as defined by Section 7702A of the Internal Revenue Code. There is no change regarding the tax-deferred internal build-up of policy value or the income tax-free death benefit to your beneficiary(ies), however, distributions from a Modified Endowment Contract are taxed as if the Policy is a deferred annuity. Thus, taxation on partial surrenders, policy loans and other defined distributions will occur if your policy value is greater than your premiums paid. In addition, taxable distributions are subject to a federal income tax penalty of 10% unless the distribution is .. made after the owner attains age 591/2; or .. attributable to the taxpayer becoming disabled; or .. part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives or joint life expectancy of the taxpayer and beneficiary.

Once a Policy is classified as a Modified Endowment Contract, the classification cannot be changed. Modified endowment contract classification may be avoided by limiting the amount of premiums paid under the Policy. In the absence of your instructions, we will refund all or part of the premium payment that would make the Policy a modified endowment contract.


TAXATION OF EXCHANGE OR ASSIGNMENT OF POLICIES
A change of policy, or an exchange or assignment of a Policy may have tax consequences. An assignment or exchange may result in taxable income to the transferring owner.

CORPORATE ALTERNATIVE MINIMUM TAX
Ownership of a Policy by certain corporations may affect the owner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, the corporate owner must make two computations. First, the corporation must take into account a portion of the current year's increase in the built-in gain in its corporate owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any Policy exceed the sum of a) the premiums paid on that Policy in the year of death, and b) the corporation's basis in the Policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death. The corporate alternative minimum tax does not apply to S Corporations. Such tax also does not apply to "Small Corporations" as defined by Section 55(c) of the Internal Revenue Code. Corporations with gross receipts of $5,000,000 or less for their first taxable year after 1996, with gross receipts not exceeding $7,500,000 after the first taxable year, will meet this definition.

SPECIAL CONSIDERATIONS FOR CORPORATIONS
Section 264 of the Internal Revenue Code imposes numerous limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy. For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes. In addition, although increases to the cash surrender value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.

OTHER TAX ISSUES
Federal estate taxes and state and local estate, inheritance and other taxes may become due depending on applicable law and your circumstances or the circumstances of the policy beneficiary(ies) if you or the insured dies.

WITHHOLDING
Withholding is generally required on certain taxable distributions under insurance contracts. In the case of periodic payments, the withholding is at graduated rates. With respect to non-periodic distributions, withholding is a flat rate of 10%. You may elect to have either non-periodic or periodic payments made without withholding except if your tax identification number has not been furnished to us or if the IRS has notified us that the number you furnished is incorrect.

GENERAL PROVISIONS


PURCHASE PROCEDURES
A completed application and required supplements must be submitted to us through an agent or broker selling the Policy.

The minimum policy face amount when the Policy is originally issued is $100,000. We reserve the right to increase or decrease the minimum policy face amount. The increased minimum face amount would apply only to Policies issued after the effective date of the increase.


To issue a Policy, we require that the age of the insured be 85 or younger as of the policy date. Other underwriting restrictions may apply. An applicant for the Policy must:
.. furnish satisfactory evidence of insurability of the insured; and .. meet our insurance underwriting guidelines and suitability rules.

If you want insurance coverage to start at the time the application is submitted, you must send a payment with your completed application. The amount is based on the face amount of the Policy, the death benefit option and the charges and expenses of the Policy. This amount is shown on the policy illustration provided to you by us or your registered representative. If this amount is submitted with the application, a conditional receipt may be given to you. The receipt acknowledges the initial payment and details any interim conditional insurance coverage.


We reserve the right to reject any application or related premium if we determine that our underwriting guidelines, suitability rules or procedures have not been met. Any premium submitted will be returned no later than five business days from the date the application was rejected.


Policy Date
-----------
If we issue a Policy, a policy date is determined. Policies will not be dated on the 29th, 30th or 31st of any month. Policies that would otherwise be dated on these dates are dated on the 28th of the same month. Policies that are issued on a cash on delivery (COD) basis and that would otherwise be dated on the 29th, 30th or 31st of a month will be dated on the first day of the following month. Your policy date is shown on the current data pages. Current data pages are the most recent policy specification pages issued to a Policy owner and are located in the Policy.

Upon specific request and our approval, your Policy may be backdated. The policy date may not be more than six months prior to the date of application (or shorter period if required by state law). Payment of at least the monthly policy charges is required for the backdated period. Monthly policy charges are deducted from the policy value for the backdated period.


Effective Date
--------------
The Policy date and the effective date are the same unless:
.. a backdated Policy date is requested; or

.. a Policy is applied for on a COD basis (the effective date is the date we receive at least one monthly policy charge); or .. application amendments are required (the effective date is the date we receive, review and accept amendments. Unless otherwise instructed by the policy owner, the policy date and the effective date are the same as the date the application for insurance coverage is approved.).

The insurance coverage does not take effect until you actually receive the Policy. If the insured was to die before the owner actually receives the Policy, there is no coverage under the Policy (coverage is determined solely under the terms of conditional receipt, if any).


STATEMENT OF VALUES
You receive an annual statement at the end of each policy year. The statement will show:
.. current death benefit;
.. current policy value and surrender value;
.. all premiums paid since the last statement;
.. all charges since the last statement;
.. any loan indebtedness;
.. any partial surrenders since the last statement;
.. the number of units and unit value;
.. total value of each of your divisions, the fixed DCA account and the fixed account;
.. designated beneficiary(ies); and
.. all riders included in the Policy.

You will also receive a statement as of the end of each calendar quarter. At any time, you may request a free current statement by telephoning 1-800-247-9988.


We also send you the reports required by the Investment Company Act of 1940 (as amended).


SERVICES AVAILABLE VIA THE INTERNET AND TELEPHONE
If you elect internet and/or telephone privileges, instructions for the following transactions may be given to us via the internet or telephone:
.. change in allocations of future premium payments;
.. change in allocation of the monthly policy charge;
.. change to your APR instructions;
.. change to your scheduled transfer instructions;
.. unscheduled transfers; and
.. policy loan (not available via the internet) (loan proceeds are mailed to the owner's address of record).
If the Policy is owned by a trust, an authorized individual (with the proper
PIN) may use these services and provide us with instructions.

Your instructions:
  . may be given by calling us at 1-800-247-9988 between 7 a.m. and 9 p.m.
    Central Time on any day that the NYSE is open;
  . may be given by accessing us at www.principal.com (for security purposes, you need a personal identification number (PIN) to use any of the internet services, including viewing your Policy information on-line. If you don't have a PIN, you can obtain one at www.principal.com);
  . must be received by us before the close of the NYSE (generally 3:00 p.m.
    Central Time) to be effective the day you call;
  . are effective the next business day if not received until after the close of the NYSE; and
  . from one joint owner are binding on all joint owners.

Direct Dial
-----------
You may receive information about your Policy from our Direct Dial system between 7 a.m. and 9 p.m. Central Time, Monday through Saturday. The Direct Dial number is 1-800-247-9988. Through this automated system, you can:
.. obtain information about unit values and policy values;
.. initiate certain changes to your Policy; and

.. change your personal identification number.
Instructions from one joint owner are binding on all joint owners. If the Policy is owned by a trust, an authorized individual (with the proper PIN) may use these services and provide us with instructions.

Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction or internet requests, the Separate Account and the Company reserve the right to refuse telephone and/or internet orders. You are liable for a loss resulting from a fraudulent telephone or internet order that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures for telephone instructions include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the owner's address of record. The procedures for internet and Direct Dial include requesting the same personal identification information as well as your PIN, logging all internet and Direct Dial activity and sending written transaction confirmations to the owner's address of record.


MISSTATEMENT OF AGE OR GENDER
If the age or, where applicable, gender of the insured has been misstated, we adjust the death benefit payable under your Policy to reflect the amount that would have been payable at the correct age and gender.

NON-PARTICIPATING POLICY
The Policies do not share in any divisible surplus of the Company.

INCONTESTABILITY
We will not contest the insurance coverage provided by the Policy, except for any increases in face amount, after the Policy has been in force during the lifetime of the insured for a period of two years from the policy date. Any policy face amount increase has its own two-year contestability period that begins on the effective date of the adjustment. In many states, the time limit in the incontestability period does not apply to fraudulent misrepresentations.

INDEPENDENT AUDITORS
The financial statements of the Principal Life Insurance Company Variable Life Separate Account and the consolidated financial statements of the Principal Life Insurance Company are included in the Statement of Additional Information. Those statements have been audited by Ernst & Young LLP, independent auditors, 801 Grand Avenue, Des Moines, Iowa 50309, for the periods indicated in their reports.

LEGAL PROCEEDINGS

There are no legal proceedings pending to which the Separate Account is a party or which would materially affect the Separate Account.

APPENDIX A - INVESTMENT DIVISIONS

The following is a brief summary of the investment objectives of each division. THERE IS NO GUARANTEE THAT THE OBJECTIVES WILL BE MET.

AIM V.I. CORE EQUITY DIVISION

              INVESTS IN: AIM V.I. Core Equity Fund - Series II
              INVESTMENT ADVISOR: A I M Advisors, Inc.
              INVESTMENT OBJECTIVE: seeks growth of capital with a secondary objective of current income. The Fund invests primarily in equity securities.

AIM V.I. GROWTH DIVISION

              INVESTS IN: AIM V.I. Growth Fund - Series II
              INVESTMENT ADVISOR: A I M Advisors, Inc.
              INVESTMENT OBJECTIVE: seeks growth of capital while investing principally in seasoned and better capitalized companies.

AIM V.I. PREMIER EQUITY DIVISION

              INVESTS IN: AIM V.I. Premier Equity Fund - Series II
              INVESTMENT ADVISOR: A I M Advisors, Inc.
              INVESTMENT OBJECTIVE: seeks long-term growth of capital. Income is a secondary objective. The Fund invests primarily in equity securities.

AMERICAN CENTURY VP INCOME & GROWTH DIVISION

              INVESTS IN: American Century Variable Portfolios, Inc. VP Income &
                Growth Fund - Class II
              INVESTMENT ADVISOR: American Century Investment Management, Inc. INVESTMENT OBJECTIVE: seeks dividend growth, current income and appreciation. The account will seek to achieve its investment objective by investing in common stocks.

AMERICAN CENTURY VP ULTRA DIVISION

              INVESTS IN: American Century Variable Portfolios, Inc. VP Ultra
                Fund - Class II
              INVESTMENT ADVISOR: American Century Investment Management, Inc. INVESTMENT OBJECTIVE: seeks long-term capital growth by investing primarily in common stocks of large U.S. companies.

AMERICAN CENTURY VP VALUE DIVISION

              INVESTS IN: American Century Variable Portfolios, Inc. VP Value
                Fund - Class II
              INVESTMENT ADVISOR: American Century Investment Management, Inc. INVESTMENT OBJECTIVE: seeks capital growth over time and, secondarily, income by investing primarily in equity securities.

DREYFUS DEVELOPING LEADERS DIVISION (FORMERLY DREYFUS VIF SMALL CAP DIVISION)

              INVESTS IN: Dreyfus Variable Investment Fund Developing Leaders
                Portfolio - Service Class
              INVESTMENT ADVISOR: The Dreyfus Corporation
              INVESTMENT OBJECTIVE: seeks capital appreciation by investing in the stocks of companies with small market capitalizations.

FIDELITY VIP CONTRAFUND DIVISION

              INVESTS IN: Fidelity VIP Contrafund Portfolio - Service Class 2 INVESTMENT ADVISOR: Fidelity Management & Research Company INVESTMENT OBJECTIVE: seeks long-term capital appreciation by investing primarily in common stocks.

FIDELITY VIP EQUITY-INCOME DIVISION

              INVESTS IN: Fidelity VIP Equity-Income Portfolio - Service Class 2 INVESTMENT ADVISOR: Fidelity Management & Research Company INVESTMENT OBJECTIVE: seeks reasonable income by investing primarily in income-producing equity securities.

FIDELITY VIP GROWTH DIVISION

              INVESTS IN: Fidelity VIP Growth Portfolio - Service Class 2 INVESTMENT ADVISOR: Fidelity Management & Research Company INVESTMENT OBJECTIVE: seeks long-term capital appreciation by investing primarily in common stocks.

FIDELITY VIP HIGH INCOME DIVISION

              INVESTS IN: Fidelity VIP High Income Portfolio - Service Class 2 INVESTMENT ADVISOR: Fidelity Management & Research Company INVESTMENT OBJECTIVE: seeks a high level of current income by investing primarily in high yielding, lower quality, fixed-income securities, while also considering growth of capital.

FIDELITY VIP MIDCAP DIVISION

              INVESTS IN: Fidelity VIP MidCap Portfolio - Service Class 2 INVESTMENT ADVISOR: Fidelity Management & Research Company INVESTMENT OBJECTIVE: seeks long-term growth of capital by investing in equity securities of companies with medium market capitalizations.

INVESCO VIF - HEALTH SCIENCES DIVISION

              INVESTS IN: INVESCO VIF - Health Sciences Fund
              INVESTMENT ADVISOR: INVESCO Funds Group
              INVESTMENT OBJECTIVE: seeks long-term capital growth. The Fund invests primarily in equity securities.

MFS VIT NEW DISCOVERY DIVISION

              INVESTS IN: MFS VIT New Discovery Series - Service Class INVESTMENT ADVISOR: Massachusetts Financial Services Company INVESTMENT OBJECTIVE: seeks long-term growth potential from small company stocks.

ASSET ALLOCATION DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Asset Allocation
                Account
              INVESTMENT ADVISOR: Morgan Stanley Asset Management through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to generate a total investment return consistent with the preservation of capital. The Account intends to pursue a flexible investment policy in seeking to achieve this investment objective by investing primarily in equity and fixed-income securities.

BALANCED DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Balanced Account INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to generate a total return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of this objective by investing primarily in equity and fixed-income securities.

BOND DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Bond Account INVESTMENT ADVISOR: Principal Management Corporation
              INVESTMENT OBJECTIVE: to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

CAPITAL VALUE DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Capital Value
                Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to provide long-term capital appreciation and secondarily growth investment income. The Account seeks to achieve its investment objectives through the purchase primarily of common stocks, but the Account may invest in other securities.

EQUITY GROWTH DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Equity Growth
                Account
              INVESTMENT ADVISOR: Morgan Stanley Asset Management through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to provide long-term capital appreciation by investing primarily in growth-oriented common stocks of medium and large capitalization U.S. corporations and, to a limited extent, foreign corporations.

GOVERNMENT SECURITIES DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Government
                Securities Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek a high level of current income, liquidity and safety of principal.

GROWTH DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Growth Account INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek growth of capital. The Account seeks to achieve its objective through the purchase primarily of common stocks, but the Account may invest in other securities.

INTERNATIONAL DIVISION

              INVESTS IN: Principal Variable Contracts Fund - International
                Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital by investing in a portfolio of equity securities domiciled in any of the nations of the world.

INTERNATIONAL EMERGING MARKETS DIVISION

              INVESTS IN: Principal Variable Contracts Fund - International
                Emerging Markets Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks long-term growth of capital by investing in equity securities of issuers in emerging market countries.

INTERNATIONAL SMALLCAP DIVISION

              INVESTS IN: Principal Variable Contracts Fund - International
                SmallCap Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital. The
                Account will attempt to achieve its objective by investing primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations.

LARGECAP BLEND DIVISION

              INVESTS IN: Principal Variable Contracts Fund - LargeCap Blend
                Account
              INVESTMENT ADVISOR: Federated Investment Management Company
                through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks long-term growth of capital.

LARGECAP GROWTH DIVISION (NOT AVAILABLE AFTER MAY 17, 2003)

              INVESTS IN: Principal Variable Contracts Fund - LargeCap Growth
                Account
              INVESTMENT ADVISOR: Janus Capital Management, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital by investing primarily in equity securities of growth companies.

LARGECAP GROWTH EQUITY DIVISION (AVAILABLE AFTER MAY 17, 2003)

              INVESTS IN: Principal Variable Contracts Fund - LargeCap Growth
                Equity Account
              INVESTMENT ADVISOR: Putnam Investment Management, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital
                investing primarily in common stocks of large capitalization domestic companies.

LARGECAP STOCK INDEX DIVISION

              INVESTS IN: Principal Variable Contracts Fund - LargeCap Stock
                Index Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital by investing in stocks of large U.S. companies. The Account attempts to mirror the investment results of the Standard & Poor's 500 Index.

LARGECAP VALUE DIVISION

              INVESTS IN: Principal Variable Contracts Fund - LargeCap Value
                Account
              INVESTMENT ADVISOR: Bernstein Investment Research and Management
                through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital.

LIMITED TERM BOND ACCOUNT (AVAILABLE MAY 19, 2003)

              INVESTS IN: Principal Variable Contracts Fund - LargeCap Value
                Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks to provide current income.

MICROCAP DIVISION (NOT AVAILABLE AFTER MAY 19, 2003)

              INVESTS IN: Principal Variable Contract Fund - MicroCap Account INVESTMENT ADVISOR: Goldman Sachs Asset Management L.P. through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital. The
                Account will attempt to achieve its objective by investing primarily in value and growth oriented companies with small market capitalizations.

MIDCAP DIVISION

              INVESTS IN: Principal Variable Contracts Fund - MidCap Account INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MIDCAP GROWTH DIVISION

              INVESTS IN: Principal Variable Contracts Fund - MidCap Growth
                Account
              INVESTMENT ADVISOR: The Dreyfus Corporation through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital. The
                Account will attempt to achieve its objective by investing primarily in growth stocks of medium market capitalization companies.

MIDCAP GROWTH EQUITY DIVISION (NOT AVAILABLE AFTER MAY 17, 2003)

              INVESTS IN: Principal Variable Contracts Fund - MidCap Growth
                Equity Account
              INVESTMENT ADVISOR: Turner Investment Partners, Inc. through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S. companies with strong earnings growth potential.

MIDCAP VALUE DIVISION

              INVESTS IN: Principal Variable Contracts Fund - MidCap Value
                Account
              INVESTMENT ADVISOR: Neuberger Berman Management, Inc. through a sub-advisory agreement.
              INVESTMENT OBJECTIVE: seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and medium market capitalizations.

MONEY MARKET DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Money Market
                Account
              INVESTMENT ADVISOR: Principal Management Corporation
              INVESTMENT OBJECTIVE: to seek as high a level of current income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing all of its assets in a portfolio of money market instruments.

REAL ESTATE DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Real Estate
                Account
              INVESTMENT ADVISOR: Principal Management Corporation
              INVESTMENT OBJECTIVE: to seek to generate a high total return. The
                Account will attempt to achieve its objective by investing primarily in equity securities of companies principally engaged in the real estate industry.

SMALLCAP DIVISION

              INVESTS IN: Principal Variable Contracts Fund - SmallCap Account INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital. The
                Account will attempt to achieve its objective by investing primarily in equity securities of both growth and value oriented companies with comparatively smaller market capitalizations.

SMALLCAP GROWTH DIVISION

              INVESTS IN: Principal Variable Contracts Fund - SmallCap Growth
                Account
              INVESTMENT ADVISOR: UBS Global Asset Management (New York) Inc.
                through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital. The
                Account will attempt to achieve its objective by investing primarily in equity securities of growth companies with comparatively smaller market capitalizations.

SMALLCAP VALUE DIVISION

              INVESTS IN: Principal Variable Contracts Fund - SmallCap Value
                Account
              INVESTMENT ADVISOR: J.P. Morgan Investment Management, Inc.
                through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital by investing primarily in equity securities of small companies with value characteristics and comparatively smaller market capitalizations.

UTILITIES DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Utilities Account INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement

              INVESTMENT OBJECTIVE: to seek to provide current income and long-term growth of income and capital by investing primarily in equity and fixed- income securities of companies in the public utilities industry.

WELLS FARGO VT ASSET ALLOCATION DIVISION

              INVESTS IN: Wells Fargo VT Fund - Asset Allocation Fund
              INVESTMENT ADVISOR: Barclays Global Fund Advisers through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks to earn long-term total return consistent with reasonable risk. The fund invests in equity and fixed-income securities in varying proportions, with an emphasis on equity securities.

WELLS FARGO VT EQUITY INCOME DIVISION

              INVESTS IN: Wells Fargo VT Fund - Equity Income Fund
              INVESTMENT ADVISOR: Wells Capital Management Incorporated through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks to provide long-term capital
                appreciation and above average dividend income. The Fund invests in common stocks of large U.S. companies.

WELLS FARGO VT LARGE COMPANY GROWTH DIVISION

              INVESTS IN: Wells Fargo VT Fund - Large Company Growth Fund INVESTMENT ADVISOR: Peregrine Capital Management, Inc. through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks to provide long-term capital
                appreciation by investing primarily in large, high quality domestic companies.

APPENDIX B


SURRENDER TARGET PREMIUMS


            SURRENDER TARGET PREMIUMS (PER $1,000 TOTAL FACE AMOUNT)

ISSUE AGE    MALE     FEMALE    UNISEX   ISSUE AGE    MALE      FEMALE     UNISEX
---------    ----     ------    ------   ---------    ----     -------     ------
    0       $ 2.18    $1.74     $ 2.09       43      $13.66    $10.40      $13.01
    1         2.18     1.74       2.09       44       14.29     10.88       13.61
    2         2.18     1.74       2.09       45       14.91     11.37       14.20
    3         2.18     1.74       2.09       46       15.89     11.86       15.08
    4         2.18     1.74       2.09       47       16.86     12.35       15.96
    5         2.18     1.74       2.09       48       17.84     12.85       16.84
    6         2.18     1.74       2.09       49       18.81     13.34       17.72
    7         2.18     1.74       2.09       50       19.79     13.83       18.60
    8         2.18     1.74       2.09       51       20.77     14.32       19.48
    9         2.18     1.74       2.09       52       21.74     14.81       20.35
    10        2.18     1.74       2.09       53       22.72     15.30       21.24
    11        2.29     1.83       2.20       54       23.69     15.79       22.11
    12        2.40     1.91       2.30       55       24.67     16.28       22.99
    13        2.51     2.00       2.41       56       25.91     17.56       24.24
    14        2.62     2.08       2.51       57       27.16     18.85       25.50
    15        2.73     2.17       2.62       58       28.40     20.13       26.75
    16        2.96     2.36       2.84       59       29.65     21.42       28.00
    17        3.20     2.54       3.07       60       30.89     22.70       29.25
    18        3.43     2.73       3.29       61       32.13     23.98       30.50
    19        3.67     2.91       3.52       62       33.38     25.27       31.76
    20        3.90     3.10       3.74       63       34.62     26.55       33.01
    21        3.92     3.11       3.76       64       35.87     27.84       34.26
    22        3.94     3.13       3.78       65       37.11     29.12       35.51
    23        3.95     3.14       3.79       66       37.47     29.68       35.91
    24        3.97     3.16       3.81       67       37.83     30.25       36.31
    25        3.99     3.17       3.83       68       38.19     30.81       36.71
    26        4.46     3.50       4.27       69       38.55     31.37       37.11
    27        4.93     3.84       4.71       70       38.91     31.94       37.52
    28        5.39     4.17       5.15       71       39.46     32.50       38.07
    29        5.86     4.51       5.59       72       40.02     33.06       38.63
    30        6.33     4.84       6.03       73       40.58     33.62       39.19
    31        6.80     5.17       6.47       74       41.14     34.19       39.75
    32        7.26     5.51       6.91       75       41.70     34.75       40.31
    33        7.73     5.84       7.35       76       43.93     36.61       42.47
    34        8.19     6.18       7.79       77       46.15     38.46       44.61
    35        8.66     6.51       8.23       78       48.38     40.32       46.77
    36        9.29     7.00       8.83       79       50.60     42.18       48.92
    37        9.91     7.48       9.42       80       52.83     44.04       51.07
    38       10.54     7.97      10.03       81       55.05     45.89       53.22
    39       11.16     8.45      10.62       82       57.28     47.75       55.37
    40       11.79     8.94      11.22       83       59.50     49.61       57.52
    41       12.41     9.43      11.81       84       61.73     51.46       59.68
    42       13.04     9.91      12.41       85       63.95     53.32       61.82


APPENDIX C - ILLUSTRATIONS
APPENDIX C - ILLUSTRATIONS


SAMPLE ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES AND DEATH BENEFITS

The following tables illustrate how the policy value, surrender value and death proceeds of the Policy may change with the investment experience of the divisions. The tables show how these amounts in the Policy vary over time if planned periodic premiums are paid annually and if the investment return of the divisions were a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The death benefits and values would be different from those shown if the return averaged 0%, 6% or 12%, but fluctuated above and below those averages during the year. Death benefit options 1, 2 and 3 are illustrated.


The illustrations reflect a hypothetical Policy issued to a 45 year-old male non-smoker, Preferred class. Illustrations for younger males or for females would be more favorable than those presented. Illustrations for older males or smokers would be less favorable.
.. Illustrations 1, 3 and 5 reflect current policy charges.
.. Illustrations 2, 4 and 6 reflect the guaranteed maximum policy charges.

The illustrations reflect all Policy charges including:
.. deductions from premiums for sales load and state and federal taxes;
.. monthly administration charge;
.. cost of insurance charge;
.. asset based charge; and
.. contingent deferred sales load that may be deducted if the Policy was fully surrendered or if it lapsed.

In addition, the illustrations reflect the average of fees and expenses of the divisions during the fiscal year ending December 31, 2002. The Managers of certain divisions have agreed to reimburse operating expenses, if necessary, to limit total operating expenses for those divisions. More information about the expense reimbursements can be found in the prospectuses for the underlying mutual funds which accompany this prospectus. There is no assurance that the fee reimbursement programs will continue. In the future, fees and expenses of the divisions may be more or less than those shown. Such changes would make the operating expenses actually incurred by a division differ from the average rate used in the illustrations.


The illustrations are based on the assumption that:
.. $250,000 initial face amount;
.. payments are made according to the $3,250 annual premium schedule;
.. no values are allocated to the fixed account or the fixed DCA account; .. no changes are made to the death benefit option or face amount;
.. no policy loans and/or partial surrenders are made; and .. no riders are in effect.

Upon request, we will prepare a comparable illustration based upon the proposed insured's actual age, gender, smoking status, risk classification and desired Policy features. For those illustrations, you have option of selecting which divisions (and their specific fees and expenses) are used. If no selection is made, the illustration is run using a hypothetical average.


In advertisements or sales literature for the Policies that include performance data for one of more of the divisions, we may include policy values, surrender values and death benefit figures computed using the same methods that were used in creating the following illustrations. However, the actual average total rate of return for the specific division(s) will be used instead of the average used in the following illustrations. This information may be shown in the form of graphs, charts, tables and examples. It may include data for periods prior to the offering of the Policy for a division that has had performance during such prior period (with policy charges assumed to be equal to current charges for any period(s) prior to the offering of the Policy).

Illustration 1                  PRINCIPAL LIFE INSURANCE COMPANY
                                      VUL ACCUMULATOR II
PLANNED PREMIUM $3,250          MALE AGE 45 PREFERRED NON-SMOKER                              Initial Face Amount $250,000
                                    ASSUMING CURRENT CHARGES                                  Death Benefit Option 1
                                          (All States)

--------------------------------------------------------------------------------
                                         Death Benefit (2)
                                    Assuming Hypothetical Gross
                                    Annual Investment Return of
                            -----------------------------------------

 End of      policy            0%             6%              12%
  Year       Premiums (1)   (-.87% Net)    (5.13% Net)     (11.13% Net)
----------   -----------    ----------     ----------      ----------
    1             3,413       250,000        250,000         250,000
    2             6,996       250,000        250,000         250,000
    3            10,758       250,000        250,000         250,000
    4            14,708       250,000        250,000         250,000
    5            18,856       250,000        250,000         250,000
    6            23,212       250,000        250,000         250,000
    7            27,785       250,000        250,000         250,000
    8            32,586       250,000        250,000         250,000
    9            37,628       250,000        250,000         250,000
   10            42,922       250,000        250,000         250,000
   11            48,481       250,000        250,000         250,000
   12            54,317       250,000        250,000         250,000
   13            60,446       250,000        250,000         250,000
   14            66,880       250,000        250,000         250,000
   15            73,637       250,000        250,000         250,000
   20           112,838       250,000        250,000         250,000
   25           162,869       250,000        250,000         302,867
   30           226,723       250,000        250,000         487,587

(1) Assumes net interest of 5% compounded annually. (2) Assumes no policy loans have been made.

The death benefit, policy value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below the average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration 1                  PRINCIPAL LIFE INSURANCE COMPANY
                                      VUL ACCUMULATOR II
PLANNED PREMIUM $3,250          MALE AGE 45 PREFERRED NON-SMOKER                              Initial Face Amount $250,000
                                    ASSUMING CURRENT CHARGES                                  Death Benefit Option 1
                                          (All States)

--------------------------------------------------------------------------------
                                          Policy Value (2)
                                    Assuming Hypothetical Gross
                                    Annual Investment Return of
                            ----------------------------------------------

 End of      policy            0%               6%                12%
  Year       Premiums (1)   (-.87% Net)      (5.13% Net)       (11.13% Net)
----------   -----------    ---------        ---------         -----------
    1             3,413        2,020            2,170               2,321
    2             6,996        4,135            4,567               5,018
    3            10,758        6,168            7,020               7,945
    4            14,708        8,121            9,532              11,127
    5            18,856        9,992           12,106              14,592
    6            23,212       11,884           14,849              18,481
    7            27,785       13,700           17,671              22,735
    8            32,586       15,440           20,572              27,393
    9            37,628       17,107           23,562              32,503
   10            42,922       18,704           26,644              38,117
   11            48,481       20,331           29,975              44,514
   12            54,317       21,898           33,437              51,595
   13            60,446       23,405           37,039              59,445
   14            66,880       24,851           40,787              68,152
   15            73,637       26,238           44,693              77,823
   20           112,838       32,325           66,999             145,230
   25           162,869       35,882           94,220             261,092
   30           226,723       33,858          126,271             455,689

(1) Assumes net interest of 5% compounded annually. (2) Assumes no policy loans have been made.

The death benefit, policy value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below the average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


Illustration 1                  PRINCIPAL LIFE INSURANCE COMPANY
                                      VUL ACCUMULATOR II
PLANNED PREMIUM $3,250          MALE AGE 45 PREFERRED NON-SMOKER                              Initial Face Amount $250,000
                                    ASSUMING CURRENT CHARGES                                  Death Benefit Option 1
                                          (All States)

--------------------------------------------------------------------------------
                                          Surrender Value (2)
                                    Assuming Hypothetical Gross
                                    Annual Investment Return of
                            ------------------------------------------

 End of      policy            0%               6%            12%
  Year       Premiums (1)   (-.87% Net)      (5.13% Net)   (11.13% Net)
----------   -----------    ---------        ----------    -----------
    1             3,413            -                 -              -
    2             6,996          408               840          1,290
    3            10,758        2,440             3,292          4,217
    4            14,708        4,393             5,804          7,399
    5            18,856        6,265             8,378         10,864
    6            23,212        8,334            11,299         14,931
    7            27,785       10,506            14,476         19,540
    8            32,586       12,777            17,910         24,730
    9            37,628       15,155            21,609         30,551
   10            42,922       17,639            25,579         37,052
   11            48,481       20,331            29,975         44,514
   12            54,317       21,898            33,437         51,595
   13            60,446       23,405            37,039         59,445
   14            66,880       24,851            40,787         68,152
   15            73,637       26,238            44,693         77,823
   20           112,838       32,325            66,999        145,230
   25           162,869       35,882            94,220        261,092
   30           226,723       33,858           126,271        455,689

(1) Assumes net interest of 5% compounded annually. (2) Assumes no policy loans have been made.

The death benefit, policy value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below the average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration 2                      PRINCIPAL LIFE INSURANCE COMPANY
                                         VUL ACCUMULATOR II
PLANNED PREMIUM $3,250              MALE AGE 45 PREFERRED NON-SMOKER                              Initial Face Amount $250,000
                                       ASSUMING GUARANTEED CHARGES                                Death Benefit Option 1
                                          (All States)

-----------------------------------------------------------------------
                                         Death Benefit (2)
                                    Assuming Hypothetical Gross
                                    Annual Investment Return of
                            ----------------------------------------

 End of      policy            0%             6%             12%
  Year       Premiums (1)   (-.87% Net)    (5.13% Net)    (11.13% Net)
----------   -----------    ----------     ---------      ----------
    1             3,413       250,000       250,000         250,000
    2             6,996       250,000       250,000         250,000
    3            10,758       250,000       250,000         250,000
    4            14,708       250,000       250,000         250,000
    5            18,856       250,000       250,000         250,000
    6            23,212       250,000       250,000         250,000
    7            27,785       250,000       250,000         250,000
    8            32,586       250,000       250,000         250,000
    9            37,628       250,000       250,000         250,000
   10            42,922       250,000       250,000         250,000
   11            48,481       250,000       250,000         250,000
   12            54,317       250,000       250,000         250,000
   13            60,446       250,000       250,000         250,000
   14            66,880       250,000       250,000         250,000
   15            73,637       250,000       250,000         250,000
   20           112,838       250,000       250,000         250,000
   25           162,869             -       250,000         250,000
   30           226,723             -       250,000         325,666

(1) Assumes net interest of 5% compounded annually. (2) Assumes no policy loans have been made.

The death benefit, policy value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below the average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration 2                      PRINCIPAL LIFE INSURANCE COMPANY
                                         VUL ACCUMULATOR II
PLANNED PREMIUM $3,250              MALE AGE 45 PREFERRED NON-SMOKER                              Initial Face Amount $250,000
                                       ASSUMING GUARANTEED CHARGES                                Death Benefit Option 1
                                          (All States)

-----------------------------------------------------------------------
                                          Policy Value (2)
                                    Assuming Hypothetical Gross
                                    Annual Investment Return of
                             --------------------------------------------

 End of      policy             0%               6%               12%
  Year       Premiums (1)    (-.87% Net)      (5.13% Net)      (11.13% Net)
----------   -----------     ---------        ---------        ----------
    1             3,413         1,890            2,036             2,183
    2             6,996         3,692            4,101             4,530
    3            10,758         5,401            6,193             7,055
    4            14,708         7,016            8,308             9,774
    5            18,856         8,529           10,441            12,700
    6            23,212        10,034           12,689            15,960
    7            27,785        11,419           14,943            19,469
    8            32,586        12,670           17,187            23,239
    9            37,628        13,776           19,409            27,290
   10            42,922        14,719           21,590            31,637
   11            48,481        15,566           23,837            36,488
   12            54,317        16,223           26,027            41,732
   13            60,446        16,681           28,149            47,411
   14            66,880        16,923           30,187            53,575
   15            73,637        16,924           32,113            60,269
   20           112,838        12,078           38,787           103,975
   25           162,869             -           35,193           175,363
   30           226,723             -            7,085           304,361

(1) Assumes net interest of 5% compounded annually. (2) Assumes no policy loans have been made.

The death benefit, policy value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below the average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration 2                      PRINCIPAL LIFE INSURANCE COMPANY
                                         VUL ACCUMULATOR II
PLANNED PREMIUM $3,250              MALE AGE 45 PREFERRED NON-SMOKER                              Initial Face Amount $250,000
                                       ASSUMING GUARANTEED CHARGES                                Death Benefit Option 1
                                          (All States)

-----------------------------------------------------------------------
                                         Surrender Value (2)
                                    Assuming Hypothetical Gross
                                    Annual Investment Return of
                           ------------------------------------------

 End of      policy           0%               6%              12%
  Year       Premiums (1)  (-.87% Net)      (5.13% Net)      (11.13% Net)
----------   -----------   ---------        ---------        -----------
    1             3,413           -                -               -
    2             6,996           -              374             802
    3            10,758       1,674            2,465           3,328
    4            14,708       3,289            4,581           6,047
    5            18,856       4,802            6,713           8,973
    6            23,212       6,484            9,139          12,410
    7            27,785       8,224           11,748          16,274
    8            32,586      10,008           14,524          20,577
    9            37,628      11,824           17,457          25,338
   10            42,922      13,654           20,525          30,572
   11            48,481      15,566           23,837          36,488
   12            54,317      16,223           26,027          41,732
   13            60,446      16,681           28,149          47,411
   14            66,880      16,923           30,187          53,575
   15            73,637      16,924           32,113          60,269
   20           112,838      12,078           38,787         103,975
   25           162,869           -           35,193         175,363
   30           226,723           -            7,085         304,361

(1) Assumes net interest of 5% compounded annually. (2) Assumes no policy loans have been made.

The death benefit, policy value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below the average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration 3                     PRINCIPAL LIFE INSURANCE COMPANY
                                         VUL ACCUMULATOR II
PLANNED PREMIUM $3,250             MALE AGE 45 PREFERRED NON-SMOKER                                Initial Face Amount $250,000
                                       ASSUMING CURRENT CHARGES                                    Death Benefit Option 2
                                            (All States)

--------------------------------------------------------------------------------
                                         Death Benefit (2)
                                    Assuming Hypothetical Gross
                                    Annual Investment Return of
                            -----------------------------------------

 End of      policy            0%             6%              12%
  Year       Premiums (1)   (-.87% Net)    (5.13% Net)     (11.13% Net)
----------   -----------    ----------     ----------      ----------
    1             3,413       252,013        252,163         252,313
    2             6,996       254,114        254,544         254,992
    3            10,758       256,126        256,971         257,889
    4            14,708       258,049        259,446         261,025
    5            18,856       259,883        261,969         264,422
    6            23,212       261,727        264,646         268,219
    7            27,785       263,486        267,382         272,348
    8            32,586       265,158        270,177         276,842
    9            37,628       266,747        273,036         281,741
   10            42,922       268,254        275,962         287,087
   11            48,481       269,779        279,103         293,140
   12            54,317       271,231        282,339         299,792
   13            60,446       272,610        285,676         307,110
   14            66,880       273,915        289,115         315,162
   15            73,637       275,149        292,665         324,032
   20           112,838       280,269        312,257         384,121
   25           162,869       282,338        334,027         481,425
   30           226,723       277,924        354,368         636,292

(1) Assumes net interest of 5% compounded annually. (2) Assumes no policy loans have been made.

The death benefit, policy value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below the average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration 3                     PRINCIPAL LIFE INSURANCE COMPANY
                                         VUL ACCUMULATOR II
PLANNED PREMIUM $3,250             MALE AGE 45 PREFERRED NON-SMOKER                                Initial Face Amount $250,000
                                       ASSUMING CURRENT CHARGES                                    Death Benefit Option 2
                                            (All States)

--------------------------------------------------------------------------------
                                            Policy Value (2)
                                      Assuming Hypothetical Gross
                                      Annual Investment Return of
                            ----------------------------------------------

 End of      policy            0%               6%                12%
  Year       Premiums (1)   (-.87% Net)      (5.13% Net)       (11.13% Net)
----------   -----------    ---------        ---------         -----------
    1             3,413        2,013            2,163               2,313
    2             6,996        4,114            4,544               4,992
    3            10,758        6,126            6,971               7,889
    4            14,708        8,049            9,446              11,025
    5            18,856        9,883           11,969              14,422
    6            23,212       11,727           14,646              18,219
    7            27,785       13,486           17,382              22,348
    8            32,586       15,158           20,177              26,842
    9            37,628       16,747           23,036              31,741
   10            42,922       18,254           25,962              37,087
   11            48,481       19,779           29,103              43,140
   12            54,317       21,231           32,339              49,792
   13            60,446       22,610           35,676              57,110
   14            66,880       23,915           39,115              65,162
   15            73,637       25,149           42,665              74,032
   20           112,838       30,269           62,257             134,121
   25           162,869       32,338           84,027             231,425
   30           226,723       27,924          104,368             386,292

(1) Assumes net interest of 5% compounded annually. (2) Assumes no policy loans have been made.

The death benefit, policy value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below the average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration 3                     PRINCIPAL LIFE INSURANCE COMPANY
                                         VUL ACCUMULATOR II
PLANNED PREMIUM $3,250             MALE AGE 45 PREFERRED NON-SMOKER                                Initial Face Amount $250,000
                                       ASSUMING CURRENT CHARGES                                    Death Benefit Option 2
                                            (All States)

--------------------------------------------------------------------------------
                                           Surrender Value (2)
                                      Assuming Hypothetical Gross
                                      Annual Investment Return of
                             ------------------------------------------

 End of      policy             0%               6%            12%
  Year       Premiums (1)    (-.87% Net)      (5.13% Net)   (11.13% Net)
----------   -----------     ---------        ----------    -----------
    1             3,413             -                 -              -
    2             6,996           387               816          1,265
    3            10,758         2,398             3,243          4,161
    4            14,708         4,321             5,719          7,297
    5            18,856         6,155             8,241         10,695
    6            23,212         8,177            11,096         14,669
    7            27,785        10,291            14,187         19,153
    8            32,586        12,495            17,514         24,180
    9            37,628        14,794            21,083         29,789
   10            42,922        17,189            24,897         36,022
   11            48,481        19,779            29,103         43,140
   12            54,317        21,231            32,339         49,792
   13            60,446        22,610            35,676         57,110
   14            66,880        23,915            39,115         65,162
   15            73,637        25,149            42,665         74,032
   20           112,838        30,269            62,257        134,121
   25           162,869        32,338            84,027        231,425
   30           226,723        27,924           104,368        386,292

(1) Assumes net interest of 5% compounded annually. (2) Assumes no policy loans have been made.

The death benefit, policy value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below the average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration 4                   PRINCIPAL LIFE INSURANCE COMPANY
                                       VUL ACCUMULATOR II
PLANNED PREMIUM $3,250           MALE AGE 45 PREFERRED NON-SMOKER                       Initial Face Amount $250,000
                                    ASSUMING GUARANTEED CHARGES                         Death Benefit Option 2
                                         (All States)

--------------------------------------------------------------------------------
                                        Death Benefit (2)
                                    Assuming Hypothetical Gross
                                    Annual Investment Return of
                            ----------------------------------------

 End of      policy            0%             6%             12%
  Year       Premiums (1)   (-.87% Net)    (5.13% Net)    (11.13% Net)
----------   -----------    ----------     ---------      ----------
    1             3,413       251,882       252,027         252,173
    2             6,996       253,668       254,075         254,501
    3            10,758       255,354       256,139         256,993
    4            14,708       256,938       258,214         259,662
    5            18,856       258,410       260,291         262,515
    6            23,212       259,864       262,467         265,674
    7            27,785       261,186       264,627         269,044
    8            32,586       262,361       266,751         272,629
    9            37,628       263,377       268,823         276,436
   10            42,922       264,215       270,818         280,463
   11            48,481       264,937       272,832         284,893
   12            54,317       265,450       274,738         289,592
   13            60,446       265,745       276,518         294,578
   14            66,880       265,807       278,147         299,861
   15            73,637       265,607       279,587         305,445
   20           112,838       259,554       282,273         337,664
   25           162,869             -       271,094         374,975
   30           226,723             -             -         410,228

(1) Assumes net interest of 5% compounded annually. (2) Assumes no policy loans have been made.

The death benefit, policy value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below the average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration 4                   PRINCIPAL LIFE INSURANCE COMPANY
                                       VUL ACCUMULATOR II
PLANNED PREMIUM $3,250           MALE AGE 45 PREFERRED NON-SMOKER                       Initial Face Amount $250,000
                                    ASSUMING GUARANTEED CHARGES                         Death Benefit Option 2
                                         (All States)

--------------------------------------------------------------------------------
                                         Policy Value (2)
                                    Assuming Hypothetical Gross
                                    Annual Investment Return of
                           --------------------------------------------

 End of      policy           0%               6%               12%
  Year       Premiums (1)  (-.87% Net)      (5.13% Net)      (11.13% Net)
----------   -----------   ---------        ---------        ----------
    1             3,413       1,882            2,027             2,173
    2             6,996       3,668            4,075             4,501
    3            10,758       5,354            6,139             6,993
    4            14,708       6,938            8,214             9,662
    5            18,856       8,410           10,291            12,515
    6            23,212       9,864           12,467            15,674
    7            27,785      11,186           14,627            19,044
    8            32,586      12,361           16,751            22,629
    9            37,628      13,377           18,823            26,436
   10            42,922      14,215           20,818            30,463
   11            48,481      14,937           22,832            34,893
   12            54,317      15,450           24,738            39,592
   13            60,446      15,745           26,518            44,578
   14            66,880      15,807           28,147            49,861
   15            73,637      15,607           29,587            55,445
   20           112,838       9,554           32,273            87,664
   25           162,869           -           21,094           124,975
   30           226,723           -                -           160,228

(1) Assumes net interest of 5% compounded annually. (2) Assumes no policy loans have been made.

The death benefit, policy value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below the average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration 4                   PRINCIPAL LIFE INSURANCE COMPANY
                                       VUL ACCUMULATOR II
PLANNED PREMIUM $3,250           MALE AGE 45 PREFERRED NON-SMOKER                       Initial Face Amount $250,000
                                    ASSUMING GUARANTEED CHARGES                         Death Benefit Option 2
                                         (All States)

--------------------------------------------------------------------------------
                                        Surrender Value (2)
                                    Assuming Hypothetical Gross
                                    Annual Investment Return of
                           ------------------------------------------

 End of      policy           0%               6%              12%
  Year       Premiums (1)  (-.87% Net)      (5.13% Net)      (11.13% Net)
----------   -----------   ---------        ---------        -----------
    1             3,413           -                -               -
    2             6,996           -              348             773
    3            10,758       1,627            2,411           3,266
    4            14,708       3,210            4,487           5,934
    5            18,856       4,682            6,564           8,787
    6            23,212       6,314            8,917          12,124
    7            27,785       7,991           11,432          15,849
    8            32,586       9,699           14,088          19,967
    9            37,628      11,425           16,871          24,483
   10            42,922      13,150           19,753          29,398
   11            48,481      14,937           22,832          34,893
   12            54,317      15,450           24,738          39,592
   13            60,446      15,745           26,518          44,578
   14            66,880      15,807           28,147          49,861
   15            73,637      15,607           29,587          55,445
   20           112,838       9,554           32,273          87,664
   25           162,869           -           21,094         124,975
   30           226,723           -                -         160,228

(1) Assumes net interest of 5% compounded annually. (2) Assumes no policy loans have been made.

The death benefit, policy value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below the average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration 5                 PRINCIPAL LIFE INSURANCE COMPANY
                                    VUL ACCUMULATOR II
PLANNED PREMIUM $3,250         MALE AGE 45 PREFERRED NON-SMOKER                           Initial Face Amount $250,000
                                  ASSUMING CURRENT CHARGES                                    Death Benefit Option 3
                                      (All States)

--------------------------------------------------------------------------------
                                        Death Benefit (2)
                                    Assuming Hypothetical Gross
                                    Annual Investment Return of
                            -----------------------------------------

 End of      policy            0%             6%              12%
  Year       Premiums (1)   (-.87% Net)    (5.13% Net)     (11.13% Net)
----------   -----------    ----------     ----------      ----------
    1             3,413       253,250        253,250         253,250
    2             6,996       256,500        256,500         256,500
    3            10,758       259,750        259,750         259,750
    4            14,708       263,000        263,000         263,000
    5            18,856       266,250        266,250         266,250
    6            23,212       269,500        269,500         269,500
    7            27,785       272,750        272,750         272,750
    8            32,586       276,000        276,000         276,000
    9            37,628       279,250        279,250         279,250
   10            42,922       282,500        282,500         282,500
   11            48,481       285,750        285,750         285,750
   12            54,317       289,000        289,000         289,000
   13            60,446       292,250        292,250         292,250
   14            66,880       295,500        295,500         295,500
   15            73,637       298,750        298,750         298,750
   20           112,838       315,000        315,000         315,000
   25           162,869       331,250        331,250         331,250
   30           226,723       347,500        347,500         452,918

(1) Assumes net interest of 5% compounded annually. (2) Assumes no policy loans have been made.

The death benefit, policy value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below the average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration 5                 PRINCIPAL LIFE INSURANCE COMPANY
                                    VUL ACCUMULATOR II
PLANNED PREMIUM $3,250         MALE AGE 45 PREFERRED NON-SMOKER                           Initial Face Amount $250,000
                                  ASSUMING CURRENT CHARGES                                    Death Benefit Option 3
                                      (All States)

--------------------------------------------------------------------------------
                                         Policy Value (2)
                                   Assuming Hypothetical Gross
                                   Annual Investment Return of
                           ----------------------------------------------

 End of      policy           0%               6%                12%
  Year       Premiums (1)  (-.87% Net)      (5.13% Net)       (11.13% Net)
----------   -----------   ---------        ---------         -----------
    1             3,413       2,011            2,161               2,311
    2             6,996       4,107            4,537               4,987
    3            10,758       6,108            6,956               7,876
    4            14,708       8,017            9,419              11,003
    5            18,856       9,830           11,925              14,391
    6            23,212      11,647           14,581              18,177
    7            27,785      13,371           17,292              22,298
    8            32,586      15,000           20,057              26,787
    9            37,628      16,537           22,881              31,687
   10            42,922      17,982           25,768              37,044
   11            48,481      19,432           28,863              43,123
   12            54,317      20,795           32,049              49,824
   13            60,446      22,073           35,331              57,219
   14            66,880      23,261           38,713              65,389
   15            73,637      24,362           42,201              74,427
   20           112,838      28,524           61,461             136,733
   25           162,869      28,725           82,967             242,237
   30           226,723      19,985          103,336             423,288

(1) Assumes net interest of 5% compounded annually. (2) Assumes no policy loans have been made.

The death benefit, policy value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below the average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration 5                 PRINCIPAL LIFE INSURANCE COMPANY
                                    VUL ACCUMULATOR II
PLANNED PREMIUM $3,250         MALE AGE 45 PREFERRED NON-SMOKER                           Initial Face Amount $250,000
                                  ASSUMING CURRENT CHARGES                                    Death Benefit Option 3
                                      (All States)

--------------------------------------------------------------------------------
                                       Surrender Value (2)
                                   Assuming Hypothetical Gross
                                   Annual Investment Return of
                            ------------------------------------------

 End of      policy            0%               6%            12%
  Year       Premiums (1)   (-.87% Net)      (5.13% Net)   (11.13% Net)
----------   -----------    ---------        ----------    -----------
    1             3,413            -                 -              -
    2             6,996          379               810          1,259
    3            10,758        2,381             3,228          4,149
    4            14,708        4,289             5,691          7,276
    5            18,856        6,102             8,197         10,663
    6            23,212        8,097            11,031         14,627
    7            27,785       10,176            14,097         19,103
    8            32,586       12,338            17,394         24,124
    9            37,628       14,585            20,929         29,734
   10            42,922       16,917            24,703         35,979
   11            48,481       19,432            28,863         43,123
   12            54,317       20,795            32,049         49,824
   13            60,446       22,073            35,331         57,219
   14            66,880       23,261            38,713         65,389
   15            73,637       24,362            42,201         74,427
   20           112,838       28,524            61,461        136,733
   25           162,869       28,725            82,967        242,237
   30           226,723       19,985           103,336        423,288

(1) Assumes net interest of 5% compounded annually. (2) Assumes no policy loans have been made.

The death benefit, policy value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below the average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


Illustration 6                  PRINCIPAL LIFE INSURANCE COMPANY
                                      VUL ACCUMULATOR II
PLANNED PREMIUM $3,250          MALE AGE 45 PREFERRED NON-SMOKER                      Initial Face Amount $250,000
                                   ASSUMING GUARANTEED CHARGES                        Death Benefit Option 3
                                         (All States)

--------------------------------------------------------------------------------
                                        Death Benefit (2)
                                   Assuming Hypothetical Gross
                                   Annual Investment Return of
                            ----------------------------------------

 End of      policy            0%             6%             12%
  Year       Premiums (1)   (-.87% Net)    (5.13% Net)    (11.13% Net)
----------   -----------    ----------     ---------      ----------
    1             3,413       253,250       253,250         253,250
    2             6,996       256,500       256,500         256,500
    3            10,758       259,750       259,750         259,750
    4            14,708       263,000       263,000         263,000
    5            18,856       266,250       266,250         266,250
    6            23,212       269,500       269,500         269,500
    7            27,785       272,750       272,750         272,750
    8            32,586       276,000       276,000         276,000
    9            37,628       279,250       279,250         279,250
   10            42,922       282,500       282,500         282,500
   11            48,481       285,750       285,750         285,750
   12            54,317       289,000       289,000         289,000
   13            60,446       292,250       292,250         292,250
   14            66,880       295,500       295,500         295,500
   15            73,637       298,750       298,750         298,750
   20           112,838       315,000       315,000         315,000
   25           162,869             -       331,250         331,250
   30           226,723             -             -         347,500

(1) Assumes net interest of 5% compounded annually. (2) Assumes no policy loans have been made.

The death benefit, policy value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below the average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration 6                  PRINCIPAL LIFE INSURANCE COMPANY
                                      VUL ACCUMULATOR II
PLANNED PREMIUM $3,250          MALE AGE 45 PREFERRED NON-SMOKER                      Initial Face Amount $250,000
                                   ASSUMING GUARANTEED CHARGES                        Death Benefit Option 3
                                         (All States)

--------------------------------------------------------------------------------
                                          Policy Value (2)
                                    Assuming Hypothetical Gross
                                    Annual Investment Return of
                            --------------------------------------------

 End of      policy            0%               6%               12%
  Year       Premiums (1)   (-.87% Net)      (5.13% Net)      (11.13% Net))
----------   -----------    ---------        ---------        ----------
    1             3,413        1,880            2,025             2,171
    2             6,996        3,658            4,066             4,493
    3            10,758        5,330            6,117             6,974
    4            14,708        6,892            8,173             9,627
    5            18,856        8,333           10,223            12,459
    6            23,212        9,745           12,363            15,592
    7            27,785       11,013           14,476            18,931
    8            32,586       12,117           16,540            22,481
    9            37,628       13,041           18,537            26,250
   10            42,922       13,761           20,437            30,237
   11            48,481       14,333           22,330            34,628
   12            54,317       14,658           24,086            39,293
   13            60,446       14,718           25,681            44,256
   14            66,880       14,488           27,083            49,536
   15            73,637       13,929           28,243            55,145
   20           112,838        4,339           28,120            88,563
   25           162,869            -            8,063           132,507
   30           226,723            -                -           192,555

(1) Assumes net interest of 5% compounded annually. (2) Assumes no policy loans have been made.

The death benefit, policy value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below the average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration 6                  PRINCIPAL LIFE INSURANCE COMPANY
                                      VUL ACCUMULATOR II
PLANNED PREMIUM $3,250          MALE AGE 45 PREFERRED NON-SMOKER                      Initial Face Amount $250,000
                                   ASSUMING GUARANTEED CHARGES                        Death Benefit Option 3
                                         (All States)

--------------------------------------------------------------------------------
                                       Surrender Value (2)
                                    Assuming Hypothetical Gross
                                    Annual Investment Return of
                            ------------------------------------------

 End of      policy            0%               6%              12%
  Year       Premiums (1)   (-.87% Net)      (5.13% Net)      (11.13% Net)
----------   -----------    ---------        ---------        -----------
    1             3,413            -                -               -
    2             6,996            -              338             765
    3            10,758        1,603            2,390           3,246
    4            14,708        3,165            4,446           5,899
    5            18,856        4,606            6,496           8,731
    6            23,212        6,195            8,813          12,041
    7            27,785        7,818           11,281          15,736
    8            32,586        9,454           13,878          19,819
    9            37,628       11,089           16,585          24,298
   10            42,922       12,696           19,372          29,172
   11            48,481       14,333           22,330          34,628
   12            54,317       14,658           24,086          39,293
   13            60,446       14,718           25,681          44,256
   14            66,880       14,488           27,083          49,536
   15            73,637       13,929           28,243          55,145
   20           112,838        4,339           28,120          88,563
   25           162,869            -            8,063         132,507
   30           226,723            -                -         192,555

(1) Assumes net interest of 5% compounded annually. (2) Assumes no policy loans have been made.

The death benefit, policy value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below the average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

APPENDIX D - APPLICABLE PERCENTAGES (FOR LIFE INSURANCE DEFINITION TEST)

GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

  INSURED'S    PERCENTAGE OF    INSURED'S    PERCENTAGE OF    INSURED'S     PERCENTAGE OF
 ATTAINED AGE   POLICY VALUE   ATTAINED AGE   POLICY VALUE   ATTAINED AGE    POLICY VALUE
     0-40          250.00           53           164.00         66              119.00
      41           243.00           54           157.00         67              118.00
      42           236.00           55           150.00         68              117.00
      43           229.00           56           146.00         69              116.00
      44           222.00           57           142.00         70              115.00
      45           215.00           58           138.00         71              113.00
      46           209.00           59           134.00         72              111.00
      47           203.00           60           130.00         73              109.00
      48           197.00           61           128.00         74              107.00
      49           191.00           62           126.00         75-90           105.00
      50           185.00           63           124.00         91              104.00
      51           178.00           64           122.00         92              103.00
      52           171.00           65           120.00         93              102.00
                                                                94-99           101.00

CASH VALUE ACCUMULATION TEST (PERCENTAGE OF POLICY VALUE) - MALE
         PREFERRED OR
CLASS:     STANDARD      A        B        C        D        E        F        G         H
 AGE:        100%       150%     175%     200%     250%     300%     350%     400%      500%
   0       1149.84%    925.16%  850.84%  790.94%  699.51%  632.30%  580.34%  538.72%   475.69%
   1       1155.45%    937.32%  864.92%  806.45%  716.98%  650.98%  599.80%  558.69%   496.21%
   2       1123.44%    913.30%  843.49%  787.10%  700.74%  636.98%  587.51%  547.74%   487.26%
   3       1091.06%    888.69%  821.42%  767.05%  683.75%  622.21%  574.43%  535.99%   477.49%
   4       1059.18%    864.32%  799.51%  747.12%  666.79%  607.41%  561.28%  524.16%   467.61%
   5       1027.61%    840.04%  777.62%  727.14%  649.71%  592.44%  547.93%  512.08%   457.45%
   6        996.23%    815.71%  755.61%  706.99%  632.38%  577.17%  534.24%  499.65%   446.90%
   7        965.20%    791.49%  733.64%  686.82%  614.95%  561.75%  520.35%  486.99%   436.08%
   8        934.41%    767.29%  711.60%  666.53%  597.32%  546.06%  506.17%  474.00%   424.90%
   9        904.09%    743.31%  689.72%  646.34%  579.71%  530.34%  491.90%  460.90%   413.55%
  10        874.41%    719.75%  668.19%  626.43%  562.29%  514.75%  477.72%  447.85%   402.21%
  11        845.46%    696.70%  647.08%  606.91%  545.17%  499.39%  463.73%  434.95%   390.96%
  12        817.53%    674.45%  626.72%  588.05%  528.63%  484.56%  450.21%  422.48%   380.08%
  13        790.81%    653.19%  607.27%  570.06%  512.87%  470.43%  437.35%  410.63%   369.77%
  14        765.52%    633.16%  588.97%  553.18%  498.12%  457.26%  425.39%  399.65%   360.25%
  15        741.63%    614.33%  571.83%  537.38%  484.39%  445.04%  414.34%  389.53%   351.55%
  16        719.11%    596.70%  555.81%  522.66%  471.66%  433.77%  404.19%  380.29%   343.66%
  17        697.84%    580.14%  540.81%  508.92%  459.84%  423.35%  394.87%  371.83%   336.51%
  18        677.63%    564.47%  526.65%  495.98%  448.75%  413.64%  386.20%  364.00%   329.95%
  19        658.19%    549.43%  513.07%  483.58%  438.15%  404.36%  377.95%  356.57%   323.76%
  20        639.37%    534.87%  499.92%  471.57%  427.89%  395.39%  369.97%  349.40%   317.80%
  21        621.01%    520.61%  487.03%  459.79%  417.81%  386.56%  362.12%  342.32%   311.91%
  22        603.00%    506.56%  474.31%  448.14%  407.80%  377.76%  354.27%  335.24%   305.99%
  23        585.25%    492.64%  461.66%  436.52%  397.78%  368.92%  346.35%  328.06%   299.94%
  24        567.76%    478.82%  449.08%  424.94%  387.73%  360.02%  338.34%  320.77%   293.76%
  25        550.50%    465.11%  436.55%  413.38%  377.66%  351.05%  330.24%  313.37%   287.43%
  26        533.49%    451.50%  424.08%  401.84%  367.55%  342.01%  322.03%  305.84%   280.93%
  27        516.76%    438.04%  411.72%  390.37%  357.45%  332.95%  313.77%  298.23%   274.33%
  28        500.37%    424.80%  399.53%  379.03%  347.44%  323.92%  305.52%  290.61%   267.68%
  29        484.35%    411.79%  387.54%  367.86%  337.55%  314.98%  297.32%  283.02%   261.02%
  30        468.73%    399.07%  375.79%  356.91%  327.82%  306.16%  289.22%  275.50%   254.40%
  31        453.53%    386.65%  364.31%  346.19%  318.27%  297.49%  281.25%  268.08%   247.85%
  32        438.79%    374.58%  353.14%  335.74%  308.96%  289.03%  273.44%  260.82%   241.42%
  33        424.48%    362.84%  342.26%  325.57%  299.87%  280.75%  265.81%  253.70%   235.10%
  34        410.64%    351.47%  331.72%  315.71%  291.05%  272.71%  258.38%  246.77%   228.94%
  35        397.25%    340.46%  321.50%  306.14%  282.49%  264.90%  251.15%  240.03%   222.94%
  36        384.33%    329.81%  311.63%  296.88%  274.20%  257.33%  244.15%  233.49%   217.11%
  37        371.86%    319.54%  302.08%  287.94%  266.18%  250.01%  237.38%  227.15%   211.47%
  38        359.85%    309.63%  292.89%  279.32%  258.46%  242.95%  230.84%  221.05%   206.02%
  39        348.28%    300.10%  284.04%  271.03%  251.02%  236.15%  224.55%  215.17%   200.77%
  40        337.17%    290.93%  275.53%  263.05%  243.87%  229.62%  218.50%  209.51%   195.73%
  41        326.48%    282.12%  267.35%  255.38%  237.00%  223.35%  212.70%  204.09%   190.90%
  42        316.22%    273.67%  259.50%  248.03%  230.41%  217.33%  207.14%  198.89%   186.27%
  43        306.36%    265.54%  251.96%  240.97%  224.08%  211.56%  201.79%  193.91%   181.83%
  44        296.89%    257.74%  244.72%  234.19%  218.01%  206.02%  196.68%  189.13%   177.58%
  45        287.78%    250.25%  237.77%  227.68%  212.19%  200.71%  191.76%  184.54%   173.50%
  46        279.04%    243.05%  231.09%  221.43%  206.59%  195.61%  187.05%  180.15%   169.60%
  47        270.63%    236.13%  224.68%  215.42%  201.22%  190.71%  182.53%  175.93%   165.85%
  48        262.54%    229.48%  218.51%  209.64%  196.05%  186.00%  178.18%  171.87%   162.25%
  49        254.76%    223.07%  212.57%  204.08%  191.08%  181.46%  173.99%  167.97%   158.78%
  50        247.28%    216.92%  206.86%  198.73%  186.30%  177.11%  169.96%  164.22%   155.45%
  51        240.08%    210.99%  201.36%  193.59%  181.69%  172.91%  166.09%  160.60%   152.24%
  52        233.17%    205.31%  196.09%  188.65%  177.28%  168.89%  162.38%  157.14%   149.17%
  53        226.54%    199.86%  191.04%  183.93%  173.06%  165.04%  158.83%  153.84%   146.24%
  54        220.19%    194.64%  186.21%  179.41%  169.02%  161.37%  155.45%  150.69%   143.45%
  55        214.12%    189.67%  181.60%  175.10%  165.18%  157.88%  152.23%  147.70%   140.81%
  56        208.30%    184.91%  177.20%  170.99%  161.52%  154.56%  149.17%  144.85%   138.30%
  57        202.74%    180.36%  172.99%  167.06%  158.03%  151.39%  146.26%  142.15%   135.93%
  58        197.41%    176.01%  168.97%  163.31%  154.69%  148.37%  143.49%  139.58%   133.66%
  59        192.30%    171.83%  165.11%  159.71%  151.50%  145.48%  140.83%  137.12%   131.50%
  60        187.39%    167.83%  161.41%  156.26%  148.43%  142.70%  138.29%  134.76%   129.43%
  61        182.68%    163.99%  157.87%  152.96%  145.50%  140.05%  135.86%  132.51%   127.46%
  62        178.18%    160.32%  154.48%  149.80%  142.70%  137.52%  133.53%  130.35%   125.57%
  63        173.87%    156.81%  151.24%  146.78%  140.03%  135.10%  131.32%  128.31%   123.78%
  64        169.75%    153.47%  148.17%  143.92%  137.50%  132.82%  129.23%  126.38%   122.09%
  65        165.83%    150.30%  145.24%  141.20%  135.10%  130.66%  127.26%  124.56%   120.51%
  66        162.10%    147.29%  142.47%  138.63%  132.83%  128.62%  125.40%  122.85%   119.02%
  67        158.55%    144.42%  139.84%  136.18%  130.68%  126.69%  123.65%  121.23%   117.62%
  68        155.15%    141.69%  137.33%  133.86%  128.64%  124.86%  121.98%  119.70%   116.30%
  69        151.90%    139.08%  134.93%  131.64%  126.68%  123.11%  120.39%  118.25%   115.05%
  70        148.80%    136.58%  132.64%  129.51%  124.82%  121.44%  118.88%  116.85%   113.85%
  71        145.83%    134.19%  130.45%  127.48%  123.04%  119.85%  117.43%  115.52%   112.70%
  72        143.00%    131.93%  128.37%  125.56%  121.35%  118.33%  116.05%  114.26%   111.61%
  73        140.33%    129.79%  126.41%  123.74%  119.76%  116.91%  114.76%  113.07%   110.58%
  74        137.81%    127.78%  124.58%  122.05%  118.28%  115.59%  113.56%  111.97%   109.63%
  75        135.45%    125.92%  122.88%  120.48%  116.91%  114.37%  112.46%  110.97%   108.77%
  76        133.24%    124.18%  121.30%  119.03%  115.66%  113.26%  111.46%  110.05%   107.99%
  77        131.17%    122.56%  119.83%  117.68%  114.50%  112.24%  110.54%  109.22%   107.28%
  78        129.21%    121.05%  118.46%  116.43%  113.42%  111.29%  109.70%  108.45%   106.64%
  79        127.36%    119.61%  117.16%  115.24%  112.41%  110.40%  108.90%  107.74%   106.04%
  80        125.59%    118.24%  115.93%  114.11%  111.44%  109.56%  108.15%  107.06%   105.47%
  81        123.91%    116.94%  114.75%  113.04%  110.52%  108.76%  107.44%  106.42%   104.93%
  82        122.31%    115.71%  113.64%  112.02%  109.65%  107.99%  106.76%  105.80%   104.42%
  83        120.81%    114.55%  112.60%  111.07%  108.83%  107.27%  106.11%  105.22%   103.93%
  84        119.41%    113.48%  111.63%  110.19%  108.08%  106.61%  105.52%  104.69%   103.48%
  85        118.11%    112.50%  110.75%  109.38%  107.39%  106.01%  104.99%  104.20%   103.07%
  86        116.91%    111.61%  109.95%  108.65%  106.77%  105.47%  104.51%  103.77%   102.71%
  87        115.79%    110.79%  109.21%  107.99%  106.21%  104.98%  104.08%  103.38%   102.39%
  88        114.74%    110.03%  108.55%  107.39%  105.71%  104.55%  103.69%  103.04%   102.11%
  89        113.74%    109.32%  107.93%  106.84%  105.25%  104.15%  103.34%  102.73%   101.97%
  90        112.77%    108.65%  107.34%  106.32%  104.82%  103.78%  103.02%  102.44%   101.00%
  91        111.80%    108.00%  106.78%  105.82%  104.42%  103.44%  102.72%  102.18%   101.00%
  92        110.82%    107.34%  106.22%  105.33%  104.02%  103.11%  102.44%  101.97%   101.00%
  93        109.79%    106.66%  105.64%  104.82%  103.62%  102.78%  102.16%  101.00%   101.00%
  94        108.68%    105.91%  105.00%  104.27%  103.19%  102.42%  101.97%  101.00%   101.00%
  95        107.47%    105.07%  104.28%  103.64%  102.69%  102.01%  101.00%  101.00%   101.00%
  96        106.16%    104.13%  103.48%  102.92%  102.13%  101.97%  101.00%  101.00%   101.00%
  97        104.76%    103.10%  102.60%  102.13%  101.97%  101.00%  101.00%  101.00%   101.00%
  98        103.33%    102.02%  101.97%  101.97%  101.00%  101.00%  101.00%  101.00%   101.00%
  99        101.97%    101.97%  101.00%  101.00%  101.00%  101.00%  101.00%  101.00%   101.00%
 100+       101.00%    101.00%  101.00%  101.00%  101.00%  101.00%  101.00%  101.00%   101.00%

CASH VALUE ACCUMULATION TEST (PERCENTAGE OF POLICY VALUE) - FEMALE
        PREFERRED OR
CLASS:    STANDARD       A         B        C        D        E        F        G         H
 AGE:       100%       150%      175%      200%     250%     300%     350%     400%      500%
  0       1395.60%    1124.36%  1033.71%  960.39%  848.10%  765.33%  701.27%  649.92%   572.16%
  1       1393.15%    1130.47%  1042.37%  970.97%  861.35%  780.29%  717.38%  666.83%   590.05%
  2       1354.50%    1101.50%  1016.57%  947.70%  841.88%  763.57%  702.74%  653.83%   579.47%
  3       1315.50%    1071.92%   990.08%  923.68%  821.60%  745.99%  687.23%  639.94%   568.00%
  4       1276.92%    1042.45%   963.62%  899.63%  801.19%  728.23%  671.48%  625.80%   556.23%
  5       1238.81%    1013.17%   937.24%  875.59%  780.70%  710.32%  655.55%  611.43%   544.21%
  6       1201.35%     984.24%   911.13%  851.75%  760.31%  692.44%  639.59%  597.01%   532.08%
  7       1164.31%     955.44%   885.07%  827.89%  739.79%  674.38%  623.41%  582.33%   519.64%
  8       1128.00%     927.08%   859.36%  804.31%  719.46%  656.42%  607.28%  567.65%   507.16%
  9       1092.31%     899.07%   833.90%  780.91%  699.21%  638.47%  591.12%  552.91%   494.56%
  10      1057.39%     871.55%   808.85%  757.85%  679.19%  620.69%  575.06%  538.23%   481.96%
  11      1023.24%     844.54%   784.21%  735.14%  659.42%  603.09%  559.13%  523.64%   469.39%
  12       990.07%     818.23%   760.20%  712.98%  640.11%  585.87%  543.52%  509.33%   457.04%
  13       958.00%     792.78%   736.96%  691.54%  621.40%  569.18%  528.40%  495.45%   445.06%
  14       926.99%     768.15%   714.46%  670.77%  603.27%  553.00%  513.73%  482.00%   433.43%
  15       897.15%     744.45%   692.82%  650.78%  585.84%  537.45%  499.64%  469.07%   422.27%
  16       868.40%     721.62%   671.97%  631.54%  569.06%  522.48%  486.08%  456.64%   411.55%
  17       840.70%     699.61%   651.87%  612.99%  552.88%  508.06%  473.01%  444.66%   401.23%
  18       813.97%     678.38%   632.48%  595.09%  537.27%  494.14%  460.41%  433.11%   391.27%
  19       788.06%     657.76%   613.64%  577.69%  522.08%  480.59%  448.12%  421.84%   381.55%
  20       762.99%     637.79%   595.38%  560.82%  507.35%  467.43%  436.19%  410.90%   372.11%
  21       738.68%     618.38%   577.63%  544.40%  492.99%  454.60%  424.55%  400.21%   362.87%
  22       715.05%     599.48%   560.31%  528.38%  478.96%  442.04%  413.13%  389.71%   353.78%
  23       692.09%     581.06%   543.43%  512.74%  465.23%  429.74%  401.94%  379.41%   344.84%
  24       669.78%     563.13%   526.97%  497.48%  451.82%  417.70%  390.96%  369.30%   336.05%
  25       648.14%     545.70%   510.96%  482.63%  438.74%  405.94%  380.24%  359.41%   327.43%
  26       627.11%     528.72%   495.35%  468.13%  425.96%  394.44%  369.73%  349.71%   318.95%
  27       606.71%     512.22%   480.16%  454.01%  413.50%  383.20%  359.46%  340.21%   310.64%
  28       586.92%     496.17%   465.39%  440.27%  401.34%  372.24%  349.42%  330.92%   302.49%
  29       567.76%     480.61%   451.04%  426.91%  389.52%  361.56%  339.63%  321.85%   294.53%
  30       549.18%     465.50%   437.10%  413.93%  378.02%  351.15%  330.08%  313.00%   286.74%
  31       531.21%     450.86%   423.59%  401.33%  366.84%  341.03%  320.79%  304.38%   279.15%
  32       513.81%     436.66%   410.48%  389.10%  355.98%  331.19%  311.75%  295.98%   271.74%
  33       496.96%     422.89%   397.75%  377.23%  345.42%  321.61%  302.94%  287.79%   264.51%
  34       480.65%     409.53%   385.39%  365.69%  335.14%  312.28%  294.35%  279.80%   257.43%
  35       464.89%     396.62%   373.45%  354.53%  325.20%  303.25%  286.03%  272.05%   250.57%
  36       449.66%     384.12%   361.87%  343.71%  315.55%  294.48%  277.94%  264.52%   243.89%
  37       434.98%     372.07%   350.72%  333.29%  306.25%  286.02%  270.14%  257.26%   237.45%
  38       420.85%     360.48%   339.98%  323.25%  297.30%  277.88%  262.63%  250.26%   231.25%
  39       407.27%     349.33%   329.66%  313.60%  288.70%  270.06%  255.43%  243.55%   225.29%
  40       394.23%     338.64%   319.77%  304.36%  280.46%  262.57%  248.53%  237.14%   219.61%
  41       381.72%     328.39%   310.29%  295.51%  272.58%  255.41%  241.94%  231.01%   214.19%
  42       369.72%     318.57%   301.21%  287.03%  265.04%  248.58%  235.65%  225.16%   209.03%
  43       358.21%     309.16%   292.51%  278.91%  257.83%  242.04%  229.64%  219.58%   204.11%
  44       347.14%     300.11%   284.14%  271.11%  250.90%  235.76%  223.88%  214.23%   199.39%
  45       336.48%     291.40%   276.10%  263.61%  244.23%  229.72%  218.33%  209.09%   194.87%
  46       326.22%     283.02%   268.35%  256.38%  237.82%  223.92%  213.00%  204.14%   190.52%
  47       316.33%     274.93%   260.88%  249.41%  231.63%  218.31%  207.86%  199.38%   186.32%
  48       306.78%     267.12%   253.67%  242.69%  225.66%  212.91%  202.90%  194.77%   182.27%
  49       297.58%     259.60%   246.71%  236.20%  219.90%  207.69%  198.11%  190.33%   178.37%
  50       288.71%     252.34%   240.01%  229.94%  214.34%  202.66%  193.49%  186.05%   174.61%
  51       280.16%     245.35%   233.54%  223.92%  208.99%  197.82%  189.05%  181.93%   170.99%
  52       271.93%     238.60%   227.31%  218.10%  203.83%  193.15%  184.77%  177.97%   167.51%
  53       263.99%     232.11%   221.31%  212.50%  198.86%  188.65%  180.65%  174.15%   164.16%
  54       256.36%     225.87%   215.54%  207.13%  194.09%  184.34%  176.70%  170.49%   160.96%
  55       249.00%     219.85%   209.99%  201.95%  189.50%  180.20%  172.90%  166.98%   157.89%
  56       241.92%     214.06%   204.64%  196.96%  185.08%  176.20%  169.25%  163.61%   154.94%
  57       235.07%     208.46%   199.46%  192.14%  180.81%  172.34%  165.71%  160.34%   152.09%
  58       228.45%     203.02%   194.44%  187.45%  176.65%  168.59%  162.27%  157.16%   149.31%
  59       222.01%     197.74%   189.55%  182.88%  172.59%  164.91%  158.90%  154.04%   146.57%
  60       215.77%     192.59%   184.78%  178.43%  168.62%  161.31%  155.60%  150.97%   143.88%
  61       209.70%     187.58%   180.14%  174.08%  164.75%  157.79%  152.36%  147.96%   141.23%
  62       203.84%     182.74%   175.64%  169.87%  160.98%  154.37%  149.21%  145.03%   138.65%
  63       198.20%     178.06%   171.30%  165.81%  157.36%  151.07%  146.17%  142.21%   136.15%
  64       192.79%     173.59%   167.16%  161.93%  153.90%  147.93%  143.27%  139.52%   133.78%
  65       187.61%     169.33%   163.20%  158.24%  150.60%  144.94%  140.53%  136.98%   131.55%
  66       182.67%     165.26%   159.43%  154.72%  147.47%  142.11%  137.93%  134.57%   129.45%
  67       177.93%     161.37%   155.83%  151.36%  144.49%  139.41%  135.46%  132.29%   127.45%
  68       173.38%     157.62%   152.37%  148.12%  141.62%  136.82%  133.09%  130.10%   125.55%
  69       168.99%     154.01%   149.02%  145.00%  138.84%  134.30%  130.79%  127.97%   123.69%
  70       164.74%     150.50%   145.77%  141.96%  136.14%  131.86%  128.55%  125.89%   121.87%
  71       160.64%     147.11%   142.63%  139.02%  133.52%  129.48%  126.36%  123.87%   120.10%
  72       156.70%     143.86%   139.61%  136.20%  131.00%  127.19%  124.26%  121.91%   118.38%
  73       152.93%     140.75%   136.73%  133.50%  128.60%  125.01%  122.25%  120.05%   116.74%
  74       149.37%     137.82%   134.02%  130.96%  126.34%  122.96%  120.37%  118.31%   115.21%
  75       146.01%     135.06%   131.47%  128.59%  124.23%  121.05%  118.62%  116.69%   113.80%
  76       142.84%     132.48%   129.09%  126.37%  122.27%  119.29%  117.01%  115.21%   112.51%
  77       139.87%     130.07%   126.87%  124.31%  120.45%  117.66%  115.53%  113.84%   111.33%
  78       137.06%     127.80%   124.78%  122.38%  118.76%  116.14%  114.15%  112.58%   110.24%
  79       134.40%     125.66%   122.82%  120.56%  117.16%  114.72%  112.86%  111.40%   109.23%
  80       131.87%     123.63%   120.96%  118.84%  115.66%  113.38%  111.65%  110.29%   108.28%
  81       129.49%     121.72%   119.21%  117.22%  114.24%  112.11%  110.51%  109.24%   107.38%
  82       127.23%     119.92%   117.56%  115.69%  112.91%  110.93%  109.43%  108.26%   106.54%
  83       125.12%     118.24%   116.03%  114.28%  111.67%  109.82%  108.44%  107.35%   105.76%
  84       123.16%     116.70%   114.62%  112.98%  110.54%  108.82%  107.53%  106.53%   105.06%
  85       121.34%     115.28%   113.33%  111.79%  109.52%  107.91%  106.71%  105.78%   104.42%
  86       119.66%     113.98%   112.15%  110.72%  108.59%  107.09%  105.98%  105.11%   103.86%
  87       118.10%     112.79%   111.08%  109.74%  107.75%  106.36%  105.32%  104.52%   103.36%
  88       116.64%     111.69%   110.10%  108.85%  107.00%  105.70%  104.73%  103.99%   102.91%
  89       115.27%     110.68%   109.20%  108.03%  106.31%  105.10%  104.20%  103.51%   102.51%
  90       113.97%     109.73%   108.36%  107.27%  105.67%  104.55%  103.72%  103.07%   102.16%
  91       112.71%     108.83%   107.56%  106.56%  105.08%  104.04%  103.27%  102.68%   101.97%
  92       111.48%     107.95%   106.80%  105.88%  104.52%  103.57%  102.85%  102.31%   101.00%
  93       110.24%     107.08%   106.04%  105.21%  103.98%  103.11%  102.46%  101.97%   101.00%
  94       108.97%     106.19%   105.27%  104.53%  103.43%  102.64%  102.06%  101.00%   101.00%
  95       107.64%     105.23%   104.44%  103.80%  102.84%  102.16%  101.97%  101.00%   101.00%
  96       106.24%     104.21%   103.56%  103.01%  102.21%  101.97%  101.00%  101.00%   101.00%
  97       104.79%     103.13%   102.64%  102.17%  101.97%  101.00%  101.00%  101.00%   101.00%
  98       103.34%     102.04%   101.97%  101.97%  101.00%  101.00%  101.00%  101.00%   101.00%
  99       101.97%     101.97%   101.00%  101.00%  101.00%  101.00%  101.00%  101.00%   101.00%
 100+      101.00%     101.00%   101.00%  101.00%  101.00%  101.00%  101.00%  101.00%   101.00%



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



CASH VALUE ACCUMULATION TEST (PERCENTAGE OF POLICY VALUE) - UNISEX
        PREFERRED OR
CLASS:    STANDARD      A        B        C        D        E        F        G         H
 AGE:       100%       150%     175%     200%     250%     300%     350%     400%      500%
  0       1191.15%    957.67%  880.43%  818.20%  723.24%  653.47%  599.55%  556.37%   491.01%
  1       1195.60%    968.93%  893.69%  832.96%  740.05%  671.55%  618.47%  575.85%   511.10%
  2       1162.59%    944.21%  871.66%  813.07%  723.38%  657.21%  605.89%  564.66%   501.97%
  3       1129.04%    918.72%  848.80%  792.32%  705.80%  641.92%  592.36%  552.50%   491.87%
  4       1096.00%    893.49%  826.13%  771.68%  688.25%  626.62%  578.76%  540.26%   481.65%
  5       1063.29%    868.33%  803.45%  750.99%  670.57%  611.12%  564.94%  527.77%   471.14%
  6       1030.86%    843.22%  780.74%  730.21%  652.72%  595.40%  550.85%  514.98%   460.30%
  7        998.77%    818.20%  758.05%  709.39%  634.74%  579.50%  536.54%  501.95%   449.18%
  8        967.08%    793.34%  735.45%  688.60%  616.70%  563.48%  522.08%  488.72%   437.81%
  9        935.84%    768.70%  712.98%  667.89%  598.66%  547.39%  507.50%  475.34%   426.26%
  10       905.25%    744.47%  690.85%  647.45%  580.81%  531.43%  493.00%  462.02%   414.70%
  11       875.40%    720.75%  669.16%  627.39%  563.24%  515.70%  478.68%  448.82%   403.21%
  12       846.55%    697.79%  648.16%  607.97%  546.21%  500.44%  464.79%  436.02%   392.06%
  13       818.96%    675.88%  628.12%  589.45%  530.01%  485.93%  451.59%  423.88%   381.51%
  14       792.71%    655.09%  609.14%  571.92%  514.71%  472.27%  439.19%  412.49%   371.65%
  15       767.84%    635.49%  591.28%  555.47%  500.40%  459.53%  427.67%  401.93%   362.56%
  16       744.34%    617.06%  574.54%  540.08%  487.07%  447.72%  417.02%  392.23%   354.26%
  17       722.05%    599.66%  558.75%  525.60%  474.59%  436.70%  407.13%  383.24%   346.64%
  18       700.81%    583.14%  543.80%  511.91%  462.83%  426.36%  397.89%  374.87%   339.59%
  19       680.33%    567.23%  529.41%  498.74%  451.52%  416.43%  389.02%  366.85%   332.86%
  20       660.51%    551.81%  515.46%  485.97%  440.56%  406.80%  380.43%  359.09%   326.35%
  21       641.23%    536.78%  501.85%  473.50%  429.86%  397.39%  372.02%  351.49%   319.98%
  22       622.33%    522.00%  488.43%  461.19%  419.25%  388.04%  363.65%  343.90%   313.59%
  23       603.74%    507.36%  475.11%  448.95%  408.64%  378.66%  355.21%  336.24%   307.09%
  24       585.45%    492.88%  461.91%  436.78%  398.07%  369.26%  346.74%  328.50%   300.49%
  25       567.49%    478.59%  448.84%  424.71%  387.53%  359.86%  338.23%  320.72%   293.81%
  26       549.81%    464.44%  435.87%  412.70%  377.00%  350.43%  329.66%  312.84%   287.00%
  27       532.48%    450.50%  423.07%  400.82%  366.54%  341.04%  321.09%  304.94%   280.14%
  28       515.51%    436.78%  410.45%  389.09%  356.18%  331.69%  312.55%  297.05%   273.24%
  29       498.95%    423.35%  398.07%  377.56%  345.97%  322.46%  304.09%  289.21%   266.36%
  30       482.82%    410.24%  385.96%  366.27%  335.95%  313.39%  295.75%  281.48%   259.55%
  31       467.14%    397.44%  374.14%  355.23%  326.13%  304.48%  287.55%  273.85%   252.82%
  32       451.93%    385.01%  362.63%  344.49%  316.55%  295.78%  279.54%  266.40%   246.22%
  33       437.18%    372.92%  351.45%  334.03%  307.22%  287.28%  271.70%  259.09%   239.74%
  34       422.91%    361.22%  340.61%  323.89%  298.16%  279.03%  264.09%  251.99%   233.43%
  35       409.11%    349.88%  330.10%  314.06%  289.36%  271.01%  256.67%  245.08%   227.28%
  36       395.79%    338.93%  319.94%  304.55%  280.85%  263.25%  249.50%  238.38%   221.31%
  37       382.93%    328.35%  310.13%  295.35%  272.62%  255.74%  242.55%  231.89%   215.53%
  38       370.55%    318.17%  300.68%  286.50%  264.70%  248.50%  235.86%  225.64%   209.96%
  39       358.64%    308.36%  291.58%  277.98%  257.07%  241.54%  229.41%  219.61%   204.59%
  40       347.20%    298.94%  282.84%  269.80%  249.74%  234.85%  223.23%  213.84%   199.45%
  41       336.19%    289.89%  274.45%  261.94%  242.71%  228.43%  217.30%  208.30%   194.51%
  42       325.63%    281.21%  266.40%  254.40%  235.97%  222.28%  211.62%  203.00%   189.80%
  43       315.48%    272.87%  258.66%  247.16%  229.49%  216.38%  206.16%  197.91%   185.27%
  44       305.74%    264.86%  251.24%  240.22%  223.28%  210.73%  200.94%  193.04%   180.95%
  45       296.37%    257.16%  244.11%  233.54%  217.31%  205.29%  195.92%  188.36%   176.79%
  46       287.36%    249.77%  237.25%  227.13%  211.59%  200.07%  191.11%  183.87%   172.81%
  47       278.70%    242.66%  230.67%  220.97%  206.08%  195.06%  186.48%  179.56%   168.99%
  48       270.37%    235.82%  224.33%  215.04%  200.79%  190.24%  182.03%  175.42%   165.32%
  49       262.34%    229.23%  218.22%  209.33%  195.69%  185.59%  177.75%  171.42%   161.77%
  50       254.63%    222.89%  212.35%  203.83%  190.78%  181.13%  173.63%  167.58%   158.37%
  51       247.20%    216.79%  206.70%  198.55%  186.06%  176.83%  169.66%  163.89%   155.09%
  52       240.07%    210.94%  201.28%  193.48%  181.53%  172.71%  165.86%  160.35%   151.96%
  53       233.22%    205.32%  196.08%  188.61%  177.19%  168.76%  162.22%  156.96%   148.96%
  54       226.66%    199.95%  191.10%  183.96%  173.04%  164.99%  158.75%  153.73%   146.10%
  55       220.38%    194.81%  186.34%  179.52%  169.09%  161.40%  155.45%  150.66%   143.39%
  56       214.36%    189.89%  181.80%  175.27%  165.31%  157.98%  152.30%  147.74%   140.82%
  57       208.60%    185.18%  177.45%  171.22%  161.71%  154.71%  149.30%  144.96%   138.37%
  58       203.06%    180.66%  173.27%  167.32%  158.25%  151.58%  146.43%  142.30%   136.04%
  59       197.74%    176.32%  169.26%  163.59%  154.93%  148.58%  143.67%  139.74%   133.79%
  60       192.62%    172.15%  165.41%  159.99%  151.74%  145.69%  141.02%  137.29%   131.64%
  61       187.71%    168.14%  161.71%  156.54%  148.68%  142.92%  138.48%  134.93%   129.57%
  62       182.99%    164.30%  158.16%  153.23%  145.74%  140.26%  136.04%  132.67%   127.59%
  63       178.47%    160.62%  154.76%  150.07%  142.93%  137.72%  133.72%  130.52%   125.70%
  64       174.16%    157.12%  151.53%  147.06%  140.27%  135.32%  131.52%  128.48%   123.92%
  65       170.05%    153.78%  148.46%  144.20%  137.75%  133.05%  129.44%  126.57%   122.25%
  66       166.14%    150.62%  145.55%  141.50%  135.36%  130.90%  127.48%  124.76%   120.69%
  67       162.40%    147.60%  142.78%  138.92%  133.10%  128.87%  125.63%  123.06%   119.21%
  68       158.82%    144.72%  140.13%  136.47%  130.94%  126.94%  123.87%  121.45%   117.82%
  69       155.40%    141.96%  137.60%  134.12%  128.88%  125.09%  122.19%  119.90%   116.48%
  70       152.11%    139.32%  135.17%  131.87%  126.90%  123.31%  120.58%  118.42%   115.20%
  71       148.96%    136.78%  132.84%  129.71%  125.00%  121.61%  119.03%  117.00%   113.97%
  72       145.96%    134.37%  130.63%  127.65%  123.20%  119.99%  117.56%  115.64%   112.80%
  73       143.11%    132.08%  128.53%  125.71%  121.49%  118.46%  116.17%  114.36%   111.69%
  74       140.42%    129.93%  126.56%  123.89%  119.90%  117.03%  114.87%  113.17%   110.66%
  75       137.89%    127.93%  124.73%  122.20%  118.42%  115.72%  113.68%  112.08%   109.72%
  76       135.52%    126.05%  123.02%  120.63%  117.06%  114.51%  112.59%  111.08%   108.87%
  77       133.28%    124.30%  121.43%  119.17%  115.80%  113.39%  111.59%  110.17%   108.10%
  78       131.18%    122.66%  119.94%  117.80%  114.62%  112.36%  110.66%  109.34%   107.39%
  79       129.17%    121.10%  118.53%  116.51%  113.51%  111.39%  109.79%  108.55%   106.73%
  80       127.26%    119.61%  117.18%  115.28%  112.46%  110.46%  108.97%  107.80%   106.10%
  81       125.43%    118.19%  115.90%  114.10%  111.45%  109.57%  108.18%  107.09%   105.50%
  82       123.70%    116.85%  114.68%  112.99%  110.49%  108.73%  107.42%  106.41%   104.93%
  83       122.06%    115.59%  113.54%  111.94%  109.59%  107.94%  106.71%  105.77%   104.39%
  84       120.53%    114.41%  112.48%  110.97%  108.76%  107.21%  106.06%  105.18%   103.89%
  85       119.11%    113.33%  111.51%  110.09%  108.00%  106.55%  105.47%  104.64%   103.44%
  86       117.79%    112.34%  110.62%  109.28%  107.31%  105.95%  104.93%  104.16%   103.04%
  87       116.55%    111.43%  109.81%  108.54%  106.69%  105.40%  104.45%  103.72%   102.67%
  88       115.39%    110.58%  109.06%  107.87%  106.12%  104.91%  104.02%  103.33%   102.35%
  89       114.28%    109.79%  108.36%  107.24%  105.60%  104.46%  103.62%  102.98%   102.06%
  90       113.20%    109.03%  107.70%  106.65%  105.12%  104.05%  103.26%  102.65%   101.97%
  91       112.14%    108.30%  107.06%  106.09%  104.66%  103.65%  102.92%  102.35%   101.00%
  92       111.07%    107.57%  106.43%  105.53%  104.21%  103.28%  102.59%  102.07%   101.00%
  93       109.96%    106.82%  105.79%  104.97%  103.76%  102.90%  102.27%  101.97%   101.00%
  94       108.79%    106.02%  105.10%  104.37%  103.28%  102.51%  101.97%  101.00%   101.00%
  95       107.54%    105.14%  104.35%  103.70%  102.75%  102.07%  101.00%  101.00%   101.00%
  96       106.19%    104.16%  103.51%  102.96%  102.16%  101.97%  101.00%  101.00%   101.00%
  97       104.77%    103.11%  102.62%  102.15%  101.97%  101.00%  101.00%  101.00%   101.00%
  98       103.34%    102.03%  101.97%  101.97%  101.00%  101.00%  101.00%  101.00%   101.00%
  99       101.97%    101.97%  101.00%  101.00%  101.00%  101.00%  101.00%  101.00%   101.00%
 100+      101.00%    101.00%  101.00%  101.00%  101.00%  101.00%  101.00%  101.00%   101.00%



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

ADDITIONAL INFORMATION

The consolidated financial statements of the Company which are included in the Statement of Additional Information should be considered only as they relate to our ability to meet our obligations under the Policy. They do not relate to investment performance of the assets held in the Separate Account. Additional information about the Policy is available in the Statement of Additional Information, dated May 1, 2003, which is part of this prospectus.


Your questions and/or requests for a free copy of the Statement of Additional Information or a free personalized illustration should be directed to: Principal Variable Universal Life Accumulator II, Principal Financial Group, P.O. Box 9296, Des Moines, Iowa 50306-9296, 1-800-247-9988. You may also contact us through our internet site: www.principal.com


Information about the Policy (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Policy are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street NW, Washington, D.C. 20549-0102.

           Principal Variable Universal Life Insurance Accumulator II
                 Investment Company Act File No. 333-100838

                                     PART B






                      STATEMENT OF ADDITIONAL INFORMATION






                PRINCIPAL VARIABLE UNIVERSAL LIFE ACCUMULATOR II







                             DATED MAY 1, 2003






The Statement of Additional Information provides information about the Principal Variable Universal Life Accumulator II Insurance Policy sponsored by Principal Life Insurance Company through its Principal Life Insurance Company Variable Life Separate Account.





This Statement of Additional Information is not a prospectus but does provide information that supplements the Policy's Prospectus dated February 11, 2003. It should be read with that Prospectus which is available without charge. To request a copy of the Prospectus, please contact us at:





                Principal Variable Universal Life Accumulator II
                           Principal Financial Group
                                 P.O. Box 9296
                            Telephone:1-800-247-9988

                               TABLE OF CONTENTS


                                                                            Page


GENERAL INFORMATION AND HISTORY .........................................3

 THE COMPANY ............................................................ 3

 PRINCIPAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT ........ 3

INDEPENDENT AUDITORS ....................................................3

UNDERWRITERS ............................................................3

ADDITIONAL INFORMATION ABOUT CHARGES ....................................4

 SPECIAL PURCHASE PLANS ................................................. 4

 UNDERWRITING PROCEDURES ................................................ 4

PERFORMANCE DATA ........................................................4

FINANCIAL STATEMENTS ....................................................6

GENERAL INFORMATION AND HISTORY


THE COMPANY
Principal Life Insurance Company (the "Company") is the issuer of the Principal Variable Universal Life Accumulator II Insurance Policy (the "Policy"). The Company is a stock life insurance company with its home office at: Principal Financial Group, Des Moines, Iowa 50392. It is authorized to transact life and annuity business in all states of the United States and the District of Columbia. The Company is a wholly owned indirect subsidiary of Principal Financial Group, Inc., a publicly-traded company.

In 1879, the Company was incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. It became a legal reserve life insurance company and changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual insurance holding company structure took place in 1998, when the Company became a stock life insurance company. In 2001, the mutual insurance holding company converted to a stock company through a process called demutualization, resulting in the current organizational structure.


PRINCIPAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
The separate account was established under Iowa law on November 2, 1987. It was then registered as a unit investment trust with the SEC. This registration does not involve SEC supervision of the investments or investment policies of the separate account.

All of the units of the Separate Account are owned by the Company. Policy owners may purchase units of the divisions of the Separate Account.


INDEPENDENT AUDITORS


Ernst & Young LLP, 801 Grand, Des Moines, Iowa, serves as independent auditors for Principal Life Insurance Company Variable Life Separate Account and the Company.

UNDERWRITERS


The principal underwriter of the Policy is Princor Financial Services Corporation ("Princor") which is a wholly-owned subsidiary of Principal Financial Services, Inc. and an affiliate of the Company. The address of Princor is The Principal Financial Group, 680 8th Street, Des Moines, IA 50392-0200. Princor was incorporated in Iowa in 1968, and is a securities broker-dealer registered with the SEC as well as a member of the NASD. The Policies may also be sold through other broker-dealers authorized by Princor and applicable law to do so. Registered representatives of such broker-dealers may be paid on a different basis than described below.


The Policy's offering to the public is continuous. As the principal underwriter, Princor is paid for the distribution of the Policy. Princor has not received any underwriting commissions with regard to the Policy as it is new.


COMMISSIONS PAID TO DEALERS
For Policies sold through Princor, commissions generally will be no more than 50% of premium received in the first policy year (or the first year following an adjustment) up to the surrender target premium. In addition, a commission of up to 2.5% of premium above the surrender target premium received in the first policy year (or first year following an adjustment) may be paid. In the second through fifth years following the policy date (or adjustment date), commissions are 2.5% of premiums received. A service fee of 0.25% of net policy value is paid in the sixth through tenth policy years and of 0.15% of net policy value in years eleven and beyond.

Expense allowances may be paid to agents and brokers based on premiums received.

ADDITIONAL INFORMATION ABOUT CHARGES


SPECIAL PURCHASE PLANS
Where permitted by state law, Policies may be purchased under group or sponsored arrangements as well as on an individual basis. A group arrangement is a program under which a trustee, employer or similar entity purchases Policies covering a group of individuals on a group basis. A sponsored arrangement is a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

Charges and deductions may be reduced for Policies purchased under a group or sponsored arrangement including waiver of premium sales load and waiver of surrender charge. Reductions may be available to:
.. employees, officers, directors, agents and immediate family members of the group or sponsored arrangement; and
.. employees of agents of the Company and its subsidiaries.

Reductions are made under our rules in effect on the date a Policy application is approved and are based on certain criteria (size of group, expected number of participants, anticipated premium payments, total assets under management for the group or sponsored arrangement).


Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on the size of the arrangement, the purpose for which the Policies are purchased and certain characteristics of the members. The amount of the reduction and the criteria for reducing the charges and deductions reflect: a) our reduced sales effort and administrative costs; and b) the different mortality experience expected from sales to arrangements.


We may modify, on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not discriminate unfairly against any person, including the affected owners and all other Policy owners with policies funded with the Separate Account.


UNDERWRITING PROCEDURES


Guaranteed maximum cost of insurance rates are based on 1980 CSO Mortality Table (the prevailing mortality table approved by the National Association of Insurance Commissioners), age nearest birthday, with distinction for the insured's gender and smoking status. The rates will reflect the insured's risk class(es).


PERFORMANCE DATA


The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its divisions.


The Policy was not offered prior to February 11, 2003. The Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its divisions for this Policy as if the Policy had been issued on or after the date the underlying mutual fund in which such division invests was first offered. The hypothetical performance from the date of the inception of the underlying mutual fund is derived by reducing the actual performance of the underlying mutual fund by the fees and charges of the Policy as if it had been in existence. The yield and total return figures described below vary depending upon market conditions, the composition of the underlying mutual fund's portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other products. The Separate Account may also quote rankings, yields or returns published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents historical performance and is not intended to indicate future performance.


From time to time the Principal Variable Contracts Fund, Inc. advertises its Money Market division's "yield" and "effective yield". Both yield figures are based on historical earnings and are not intended to indicate future performance.

The "yield" of the division refers to the income generated in the division over a seven day period (the period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated during that week is assumed to be generated each week over a 52-week period and is shown as a percentage. The "effective yield" is calculated similarly but, when annualized, the income earned in the division is assumed to be reinvested. The "effective yield" is slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects a sales load deducted from purchase payments which, if included, would reduce the "yield" and "effective yield." For the period ended December 31, 2002, the 7-day annualized and effective yields were 1.06% and 1.07%, respectively.


In addition, the Separate Account advertises the "yield" for certain other divisions. The "yield" of a division is determined by annualizing the net investment income per unit for a specific, historical 30-day period and dividing the result by the ending maximum offering price of the unit for the same period. This yield quotation does not reflect a contingent deferred sales charge which, if included, would reduce the "yield." No contingent deferred sales charge is assessed on investments in the Separate Account divisions of the Policy, however, Policies which are fully surrendered within the first ten policy years (or within ten years of a policy face amount increase) are subject to a surrender charge.

Performance history of the underlying mutual funds is measured by comparing the value of the underlying mutual fund at the beginning of the period to the value of the underlying mutual fund at the end of the period.

The Separate Account also advertises the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial premium of $1,000 to the ending redeemable policy value.


The performance information does not include any charges or fees that are deducted from your Policy. These are charges and fees such as the sales charge, charge for taxes, surrender charges, transfer fees (if any), cost of insurance charge, asset based charge, administrative charge, policy loan interest charge (if any), and charges for optional insurance benefits. Some of these charges vary depending on your age, gender, face amount, underwriting class, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your Policy's value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your Policy's performance, you should obtain a personalized illustration based on historical underlying mutual fund performance from your financial adviser.


Following are the hypothetical average annual total returns for the periods ended December 31, 2002 assuming the Policy had been offered as of the effective dates of the underlying mutual funds in which the divisions invest:

                             EFFECTIVE                                           SINCE
       DIVISION                DATE          ONE YEAR  FIVE YEARS  TEN YEARS   INCEPTION
       --------              ---------       --------  ----------  ---------   ---------
 AIM V.I. Core Equity    May 2, 1994         -15.79%     -0.99%         /         7.82%
 AIM V.I. Growth         May 5, 1993         -31.11      -8.07                    3.78
 AIM V.I. Premier
 Equity                  May 5, 1993         -30.44      -2.25                    7.80
 American Century VP
 Income & Growth         October 31, 1997    -19.53      -0.26                    1.21
 American Century VP
 Ultra                   May 1, 2001         -22.89                             -16.86
 American Century VP
 Value                   May 1, 1996         -12.81       3.85                    8.37
 DIP Developing
 Leaders Portfolio       August 31, 1990     -19.31       0.33      12.49%       21.86
 Fidelity VIP II
 Contrafund              January 3, 1995      -9.60       3.53                   12.14
 Fidelity VIP
 Equity-Income           November 3, 1986    -16.56       0.27       9.76         9.84
 Fidelity VIP High
 Income                  October 1, 1985       3.30      -6.22       3.35         2.89
 Fidelity VIP Growth     October 31, 1986    -30.30      -0.55       8.33        10.38
 Fidelity VIP MidCap     December 28, 1998   -10.02                              15.43
 INVESCO VIF - Health
 Sciences                May 22, 1997        -24.20       5.25                    6.53
 MFS VIT New Discovery   May 1, 1998         -32.02                               2.48
 Asset Allocation        June 1, 1994        -12.94       2.09                    7.05
 Balanced                December 18, 1987   -13.18      -1.51       5.29         7.78
 Bond                    December 18, 1987     9.26       6.04       7.23         8.44
 Capital Value           May 13, 1970        -13.66      -2.49       7.18        11.67
 Equity Growth           June 1, 1994        -27.72      -2.04                    9.82
 Government Securities   April 9, 1987         8.80       7.09       7.23         8.25
 Growth                  May 2, 1994         -29.07      -7.67                    2.79
 International           May 2, 1994         -16.07      -4.20                    2.61
 International
 Emerging Markets        October 24, 2000     -7.63                              -8.16
 International
 SmallCap                May 1, 1998         -16.20                               0.15
 LargeCap Blend          May 1, 2002                                            -15.47
 LargeCap Growth
 Equity                  October 24, 2000    -33.27                             -37.09
 LargeCap Stock Index    May 3, 1999         -22.44                             -10.33
 LargeCap Value          May 1, 2002                                            -14.24
 MidCap                  December 18, 1987    -8.75       3.37      10.53        13.06
 MidCap Growth           May 1, 1998         -26.27                              -7.13
 MidCap Value            May 3, 1999          -9.96                               6.67
 Money Market            March 19, 1983        1.41       4.28       4.37         5.81
 Real Estate             May 1, 1998           7.72                               6.97
 SmallCap                May 1, 1998         -27.33                              -5.95
 SmallCap Growth         May 1, 1998         -45.85                              -9.16
 SmallCap Value          May 1, 1998          -8.86                               4.67
 Utilities               May 1, 1998         -12.61                              -2.50
 Wells Fargo VT Asset
 Allocation              April 15, 1994      -12.85       2.32                    8.10
 Wells Fargo VT Equity
 Income                  May 6, 1996         -19.26      -0.03                    5.11
 Wells Fargo VT Large
 Company Growth          September 20, 1999  -28.01                             -11.05

FINANCIAL STATEMENTS


                         Report of Independent Auditors

Board of Directors and Participants
Principal Life Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the divisions of Principal Life Insurance Company Variable Life Separate Account [comprised of the AIM V.I. Aggressive Growth, AIM V.I. Core Equity (formerly AIM V.I. Growth and Income), AIM V.I. Growth, AIM V.I. Premier Equity (formerly AIM V.I. Value), American Century VP Ultra, Class II, American Century VP Value, Class II, American Century VP Income & Growth, Class I, American Century VP Ultra, Class I, Asset Allocation, Balanced, Bond, Capital Value, Dreyfus DIP Founders Discovery, Dreyfus DIP Core Value, Dreyfus VIF SmallCap, Equity Growth, Fidelity VIP Contrafund, Fidelity VIP Equity-Income, Fidelity VIP High Income, Fidelity VIP II Contrafund, Fidelity VIP II Equity-Income, Fidelity VIP II Growth, Fidelity VIP II MidCap, Franklin Income Securities, Franklin Mutual Discovery, Franklin Mutual Shares, Franklin Rising Dividends, Franklin Small Cap Value Securities, Government Securities, Growth, High Yield, International, International Emerging Markets, International SmallCap, INVESCO VIF-Dynamics, INVESCO VIF-Health Sciences, INVESCO VIF-Small Company Growth, INVESCO VIF-Technology, Janus Aspen Aggressive Growth, Janus Aspen Core Equity, Janus Aspen Flexible Income, Janus Aspen Worldwide Growth, JP Morgan Small Company, LargeCap Blend, LargeCap Growth, LargeCap Stock Index, LargeCap Value, MFS VIT Emerging Growth, MFS VIT MidCap Growth, MFS VIT New Discovery, MFS VIT Value, MicroCap, MidCap, MidCap Growth, MidCap Growth Equity, MidCap Value, Money Market, Putnam VT Global Asset Allocation, Putnam VT Growth & Income, Putnam VT International Growth, Putnam VT Vista, Putnam VT Voyager, Real Estate, SmallCap, SmallCap Growth, SmallCap Value, Utilities, Vanguard VIF Balanced, Vanguard VIF Equity Index, Vanguard VIF MidCap Index, Wells Fargo VT Asset Allocation, Wells Fargo VT Equity Income, and Wells Fargo VT Large Company Growth Divisions] as of December 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, except for those divisions operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the management of Principal Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions of Principal Life Insurance Company Variable Life Separate Account at December 31, 2002, and the results of their operations and the changes in their net assets for the periods described above, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young

Des Moines, Iowa
February 17, 2003

                        Principal Life Insurance Company
                         Variable Life Separate Account

                      Statements of Assets and Liabilities

                                December 31, 2002

                                              AIM V.I.
                                             Aggressive      AIM V.I. Core
                                           Growth Division  Equity Division
                                          ------------------------------------
                                          ------------------------------------
Assets
Investments in shares of mutual funds,
  at market                                      $3,873           $640,905

Liabilities                                           -                  -
                                          ------------------------------------
                                          ------------------------------------
Net assets                                       $3,873           $640,905
                                          ====================================
                                          ====================================

Net assets
Accumulation units:
   Flex Variable Life                         $       -          $  11,504
   PrinFlex Life                                      -            478,928
   Survivorship Variable Universal Life               -             13,027
   Variable Universal Life Accumulator                -            137,446
   Benefit Variable Universal Life                    -                  -
   Executive Variable Universal Life              3,873                  -
                                          ------------------------------------
Total net assets                                 $3,873           $640,905
                                          ====================================
                                          ====================================

Investments in shares of mutual funds,
  at cost                                       $3,952           $707,093
Shares of mutual fund owned                        463             37,722

Accumulation units outstanding:
   Flex Variable Life                                -              1,645
   PrinFlex Life                                     -             67,641
   Survivorship Variable Universal Life              -              1,833
   Variable Universal Life Accumulator               -             19,341
   Benefit Variable Universal Life                   -                  -
   Executive Variable Universal Life               502                  -

Accumulation unit value:
   Flex Variable Life                           $    -              $6.99
   PrinFlex Life                                     -               7.08
   Survivorship Variable Universal Life              -               7.08
   Variable Universal Life Accumulator               -               7.08
   Benefit Variable Universal Life                   -                  -
   Executive Variable Universal Life              7.71                  -

See accompanying notes.

                                                                       American Century
                                    American Century American Century    VP Income &
                  AIM V.I. Premier  VP Ultra, Class   VP Value, Class  Growth, Class I   American Century
 AIM V.I. Growth   Equity Division    II Division       II Division        Division     VP Ultra, Class I
     Division                                                                                Division
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

       $660,053         $1,627,074        $75,604           $345,251        $1,174,349         $527,619

              -                  -              -                  -                 -                -
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
       $660,053         $1,627,074        $75,604           $345,251        $1,174,349         $527,619
===========================================================================================================
===========================================================================================================



       $  2,925         $    9,707        $     -           $      -        $    3,739         $  7,475
        556,733          1,325,723              -            248,706           888,950          342,822
         22,954             71,148              -             31,903            39,492           24,086
         77,441            220,496              -             64,133           242,168          153,236
              -                  -              -                  -                 -                -
              -                  -         75,604                509                 -                -
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
       $660,053         $1,627,074        $75,604           $345,251        $1,174,349         $527,619
===========================================================================================================
===========================================================================================================

       $765,453         $2,024,879        $80,146           $349,288        $1,335,177         $612,037
         58,412            100,313         10,300             56,506           227,587           71,785


            501              1,591              -                  -               520            1,063
         94,217            214,614              -             29,335           122,027           48,179
          3,890             11,518              -              3,765             5,421            3,385
         13,076             35,607              -              7,568            33,243           21,535
              -                  -              -                  -                 -                -
              -                  -          9,540                 60                 -                -


          $5.84             $6.10         $     -            $     -             $7.19            $7.03
           5.91              6.18               -               8.47              7.28             7.11
           5.90              6.18               -               8.47              7.28             7.11
           5.92              6.19               -               8.47              7.28             7.11
              -                 -               -                  -                 -                -
              -                 -            7.92               8.47                 -                -

                        Principal Life Insurance Company
                         Variable Life Separate Account

                Statements of Assets and Liabilities (continued)

                                December 31, 2002

                                          Asset Allocation
                                              Division     Balanced Division
                                          ------------------------------------
                                          ------------------------------------
Assets
Investments in shares of mutual funds,
  at market                                     $7,971,674       $11,973,439

Liabilities                                              -                 -
                                          ------------------------------------
                                          ------------------------------------
Net assets                                      $7,971,674       $11,973,439
                                          ====================================
                                          ====================================

Net assets
Accumulation units:
   Flex Variable Life                           $   10,567       $ 2,667,629
   PrinFlex Life                                 6,797,213         8,605,139
   Survivorship Variable Universal Life            810,156           526,868
   Variable Universal Life Accumulator             353,738           173,803
   Benefit Variable Universal Life                       -                 -
   Executive Variable Universal Life                     -                 -
                                          ------------------------------------
                                          ------------------------------------
Total net assets                                $7,971,674       $11,973,439
                                          ====================================
                                          ====================================

Investments in shares of mutual funds,
  at cost                                       $9,444,054       $15,110,761
Shares of mutual fund owned                        811,779         1,035,765

Accumulation units outstanding:
   Flex Variable Life                                1,275           111,928
   PrinFlex Life                                   532,625           803,491
   Survivorship Variable Universal Life             85,830            65,514
   Variable Universal Life Accumulator              27,719            16,229
   Benefit Variable Universal Life                       -                 -
   Executive Variable Universal Life                     -                 -

Accumulation unit value:
   Flex Variable Life                             $  8.29            $23.83
   PrinFlex Life                                    12.76             10.71
   Survivorship Variable Universal Life              9.44              8.04
   Variable Universal Life Accumulator              12.76             10.71
   Benefit Variable Universal Life                       -                 -
   Executive Variable Universal Life                     -                 -

See accompanying notes.

                                      Dreyfus DIP
                    Capital Value       Founders        Dreyfus DIP   Dreyfus VIF Small   Equity Growth
  Bond Division       Division     Discovery Division   Core Value       Cap Division       Division
                                                         Division
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

     $22,060,414       $30,090,650       $167,444          $21,935          $15,301          $40,550,750

               -                 -              -                -                -                    -
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
     $22,060,414       $30,090,650       $167,444          $21,935          $15,301          $40,550,750
==========================================================================================================
==========================================================================================================

     $ 2,101,096       $ 5,408,952       $      -          $     -          $     -          $    19,159
      18,199,205        21,400,054        149,994                -                -           38,281,297
         820,079           504,989              -                -                -            1,759,252
         791,564         2,754,670         16,301                -                -              488,060
               -                 -              -                -                -                    -
         148,470            21,985          1,149           21,935           15,301                2,982
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
     $22,060,414       $30,090,650       $167,444          $21,935          $15,301          $40,550,750
==========================================================================================================
==========================================================================================================

     $20,824,420       $39,212,787       $220,735          $23,188          $15,717          $58,702,747
       1,790,618         1,275,028         25,564            1,982              541            3,454,067


          72,752           189,363              -                -                -                2,976
       1,237,327         1,938,790         25,231                -                -            3,425,299
          64,028            67,761              -                -                -              261,785
          53,815           249,568          2,745                -                -               43,671
               -                 -              -                -                -                    -
          10,094             1,992            193            2,790            2,011                  267


          $28.88           $28.56         $     -          $     -          $     -             $  6.44
           14.71            11.04            5.94                -                -               11.18
           12.81             7.45               -                -                -                6.72
           14.71            11.04            5.94                -                -               11.18
               -                 -              -                -                -                   -
           14.71            11.04            5.95            7.86              7.61               11.17

                        Principal Life Insurance Company
                         Variable Life Separate Account

                Statements of Assets and Liabilities (continued)

                                December 31, 2002

                                            Fidelity VIP        Fidelity VIP
                                        Contrafund Division    Equity-Income
                                                                  Division
                                        ----------------------------------------
                                        ----------------------------------------
Assets
Investments in shares of mutual funds,
  at market                                    $40,121,924         $17,928,385

Liabilities                                              -                   -
                                        ----------------------------------------
                                        ----------------------------------------
Net assets                                     $40,121,924         $17,928,385
                                        ========================================
                                        ========================================

Net assets
Accumulation units:
   Flex Variable Life                          $    71,149         $    53,881
   PrinFlex Life                                37,590,006          16,253,711
   Survivorship Variable Universal Life          1,710,784           1,173,212
   Variable Universal Life Accumulator             749,985             447,581
   Benefit Variable Universal Life                       -                   -
   Executive Variable Universal Life                     -                   -
                                        ----------------------------------------
                                        ----------------------------------------
Total net assets                               $40,121,924         $17,928,385
                                        ========================================
                                        ========================================

Investments in shares of mutual funds,
  at cost                                      $49,994,337         $22,494,815
Shares of mutual fund owned                      2,216,681             987,246

Accumulation units outstanding:
   Flex Variable Life                                8,478               7,162
   PrinFlex Life                                 2,586,396           1,304,833
   Survivorship Variable Universal Life            202,811             140,976
   Variable Universal Life Accumulator              51,604              35,934
   Benefit Variable Universal Life                       -                   -
   Executive Variable Universal Life                     -                   -

Accumulation unit value:
   Flex Variable Life                             $  8.39             $  7.52
   PrinFlex Life                                    14.53               12.46
   Survivorship Variable Universal Life              8.44                8.32
   Variable Universal Life Accumulator              14.53               12.46
   Benefit Variable Universal Life                       -                   -
   Executive Variable Universal Life                     -                   -

See accompanying notes.

                                        Fidelity
                       Fidelity          VIP II           Fidelity         Fidelity      Franklin Income
Fidelity VIP High VIP II Contrafund  Equity- Income    VIP II Growth     VIP II MidCap      Securities
 Income Division       Division         Division          Division         Division          Division
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

      $3,290,909         $32,163           $70,529          $153,249          $28,351          $7,114

               -               -                 -                 -                -               -
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
      $3,290,909         $32,163           $70,529          $153,249          $28,351          $7,114
===========================================================================================================
===========================================================================================================

      $    2,362         $     -           $     -          $  1,986          $     -          $    -
       3,132,261               -                 -           111,840                -               -
         134,480               -                 -             8,384                -               -
          21,806               -                 -            30,247                -               -
               -               -                 -                 -                -               -
               -          32,163            70,529               792           28,351           7,114
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
      $3,290,909         $32,163           $70,529          $153,249          $28,351          $7,114
===========================================================================================================

      $4,124,607         $32,406           $72,920          $154,962          $28,062          $6,952
         554,959           1,792             3,918             6,603            1,630             625


             257               -                 -               269                -               -
         371,269               -                 -            15,073                -               -
          18,880               -                 -             1,130                -               -
           2,585               -                 -             4,065                -               -
               -               -                 -                 -                -               -
               -           3,729             8,738               107            3,319             751


          $9.19          $     -           $     -            $7.38           $     -         $     -
           8.44                -                 -             7.42                 -               -
           7.12                -                 -             7.42                 -               -
           8.44                -                 -             7.44                 -               -
               -               -                 -                 -                -               -
               -           8.63              8.07              7.40              8.54            9.47

                        Principal Life Insurance Company
                         Variable Life Separate Account

                Statements of Assets and Liabilities (continued)

                                December 31, 2002

                                        Franklin Mutual  Franklin Mutual
                                           Discovery     Shares Division
                                           Division
                                       ------------------------------------
                                       ------------------------------------
Assets
Investments in shares of mutual funds,
  at market                                   $14,542          $2,404

Liabilities                                         -               -
                                       ------------------------------------
                                       ------------------------------------
Net assets                                    $14,542          $2,404
                                       ====================================
                                       ====================================

Net assets
Accumulation units:
   Flex Variable Life                     $         -       $       -
   PrinFlex Life                                    -               -
   Survivorship Variable Universal Life             -               -
   Variable Universal Life Accumulator              -               -
   Benefit Variable Universal Life                  -               -
   Executive Variable Universal Life           14,542           2,404
                                       --------------------------------
                                       --------------------------------
Total net assets                              $14,542          $2,404
                                       ================================
                                       ================================

Investments in shares of mutual funds,
  at cost                                     $14,627          $2,409
Shares of mutual fund owned                     1,326             200

Accumulation units outstanding:
   Flex Variable Life                               -               -
   PrinFlex Life                                    -               -
   Survivorship Variable Universal Life             -               -
   Variable Universal Life Accumulator              -               -
   Benefit Variable Universal Life                  -               -
   Executive Variable Universal Life            1,728             284

Accumulation unit value:
   Flex Variable Life                         $     -         $     -
   PrinFlex Life                                    -               -
   Survivorship Variable Universal Life             -               -
   Variable Universal Life Accumulator              -               -
   Benefit Variable Universal Life                  -                -
   Executive Variable Universal Life            8.41             8.47

See accompanying notes.

                       Franklin
 Franklin Rising   Small Cap Value
Dividends Division    Securities       Government
                       Division        Securities     Growth Division     High Yield      International
                                        Division                           Division          Division
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

       $154,627          $82,006          $23,671,890      $12,491,914       $1,110,107       $19,208,529

              -                -                    -                -                -                 -
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
       $154,627          $82,006          $23,671,890      $12,491,914       $1,110,107       $19,208,529
===========================================================================================================
===========================================================================================================



  $           -      $         -        $     222,680$                -      $1,110,107   $         2,612
              -                -           17,787,830       11,663,480                -        16,672,541
              -                -            3,928,587          778,031                -           803,597
              -                -            1,569,969           50,403                -         1,572,811
              -                -                    -                -                -                 -
        154,627           82,006              162,824                -                -           156,968
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
       $154,627          $82,006          $23,671,890      $12,491,914       $1,110,107       $19,208,529
===========================================================================================================
===========================================================================================================

       $155,771          $81,588          $22,641,490      $23,400,807       $1,620,136       $26,294,600
         11,505            8,533            1,972,657        1,439,161          217,242         2,187,760


              -                -               19,752                -           53,481               370
              -                -            1,156,100        1,432,931                -         1,885,387
              -                -              296,632          150,094                -           119,256
              -                -              102,038            6,192                -           177,865
              -                -                    -                -                -                 -
         18,020           10,225               10,582                -                -            17,751


        $     -          $     -             $11.27           $     -           $20.76             $7.06
              -                -              15.39              8.14                 -             8.84
              -                -              13.24              5.18                 -             6.74
              -                -              15.39              8.14                 -             8.84
              -                -                   -                -                 -                -
          8.58             8.02               15.39                 -                 -             8.84

                        Principal Life Insurance Company
                         Variable Life Separate Account

                Statements of Assets and Liabilities (continued)

                                December 31, 2002



                                           International
                                         Emerging Markets   International
                                             Division     SmallCap Division
                                         ------------------------------------
                                         ------------------------------------
Assets
Investments in shares of mutual funds,
  at market                                     $151,915        $8,023,069

Liabilities                                            -                 -
                                         ------------------------------------
                                         ------------------------------------
Net assets                                      $151,915        $8,023,069
                                         ====================================
                                         ====================================

Net assets
Accumulation units:
   Flex Variable Life                         $    2,362      $     16,855
   PrinFlex Life                                  86,886         7,042,654
   Survivorship Variable Universal Life               76           633,843
   Variable Universal Life Accumulator            62,591           324,689
   Benefit Variable Universal Life                     -                 -
   Executive Variable Universal Life                   -             5,028
                                         ------------------------------------
                                         ------------------------------------
Total net assets                                $151,915        $8,023,069
                                         ====================================
                                         ====================================

Investments in shares of mutual funds,
  at cost                                       $153,212        $9,355,772
Shares of mutual fund owned                       18,436           885,549

Accumulation units outstanding:
   Flex Variable Life                                296             2,397
   PrinFlex Life                                  10,849           692,443
   Survivorship Variable Universal Life                9            73,288
   Variable Universal Life Accumulator             7,815            31,926
   Benefit Variable Universal Life                     -                 -
   Executive Variable Universal Life                   -               494

Accumulation unit value:
   Flex Variable Life                             $7.97           $  7.03
   PrinFlex Life                                   8.01             10.17
   Survivorship Variable Universal Life            8.01              8.65
   Variable Universal Life Accumulator             8.01             10.17
   Benefit Variable Universal Life                     -                 -
   Executive Variable Universal Life                   -            10.18

See accompanying notes.

                                            INVESCO
      INVESCO            INVESCO           VIF-Small          INVESCO       Janus Aspen
        VIF-              VIF-              Company             VIF-         Aggressive       Janus Aspen
      Dynamics         VIF-Health           Growth          Technology        Growth          Core Equity
      Division     Sciences Division       Division          Division         Division         Division
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

       $174,305         $1,107,619         $426,923         $432,948        $   925,434        $9,221
              -                  -                -                -                  -             -
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
       $174,305         $1,107,619         $426,923         $432,948        $   925,434        $9,221
===========================================================================================================
===========================================================================================================
       $      -         $    6,873         $    992         $ 20,384        $     9,667        $    -
        139,414            857,055          322,496          349,911            680,818             -
         14,764             48,410            7,516           21,686             31,650             -
         19,328            187,604           93,692           39,173            134,399             -
              -                  -                -                -                  -             -
            799              7,677            2,227            1,794             68,900         9,221
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
       $174,305         $1,107,619         $426,923         $432,948        $   925,434        $9,221
===========================================================================================================
===========================================================================================================

       $202,404         $1,297,461         $498,267         $604,873        $1,116,696         $9,613
         20,410             80,554           42,103           52,992            59,247            701

              -                924              171            5,448              1,799             -
         25,434            113,860           55,021           92,382            125,164             -
          2,694              6,432            1,282            5,725              5,819             -
          3,526             24,926           15,985           10,342             24,694             -
              -                  -                -                -                  -             -
            146              1,020              380              474             12,668         1,156

       $     -              $7.44            $5.80            $3.74              $5.37         $    -
          5.48               7.53             5.86             3.79               5.44              -
          5.48               7.53             5.86             3.79               5.44              -
          5.48               7.53             5.86             3.79               5.44              -
              -                  -                -                -                  -             -
          5.48               7.53             5.86             3.79               5.44           7.98

                        Principal Life Insurance Company
                         Variable Life Separate Account

                Statements of Assets and Liabilities (continued)

                                December 31, 2002

                                           Janus Aspen      Janus Aspen
                                         Flexible Income  Worldwide Growth
                                            Division          Division
                                        ------------------------------------
Assets
Investments in shares of mutual funds,
  at market                                    $23,908          $4,787

Liabilities                                          -               -
                                        ------------------------------------
                                        ------------------------------------
Net assets                                     $23,908          $4,787
                                        ====================================
                                        ====================================

Net assets
Accumulation units:
   Flex Variable Life                                -               -
   PrinFlex Life                                     -               -
   Survivorship Variable Universal Life              -               -
   Variable Universal Life Accumulator               -               -
   Benefit Variable Universal Life                   -               -
   Executive Variable Universal Life            23,908           4,787
                                        ------------------------------------
                                        ------------------------------------
Total net assets                               $23,908          $4,787
                                        ====================================
                                        ====================================

Investments in shares of mutual funds,
  at cost                                      $23,757          $4,947
Shares of mutual fund owned                      1,865             229

Accumulation units outstanding:
   Flex Variable Life                                -               -
   PrinFlex Life                                     -               -
   Survivorship Variable Universal Life              -               -
   Variable Universal Life Accumulator               -               -
   Benefit Variable Universal Life                   -               -
   Executive Variable Universal Life             2,190             614

Accumulation unit value:
   Flex Variable Life                        $       -         $     -
   PrinFlex Life                                     -               -
   Survivorship Variable Universal Life              -               -
   Variable Universal Life Accumulator               -               -
   Benefit Variable Universal Life                   -               -
   Executive Variable Universal Life             10.92            7.79

See accompanying notes.

 JP Morgan Small                                       LargeCap Stock                    MFS VIT Emerging
 Company Division   LargeCap Blend   LargeCap Growth   Index Division   LargeCap Value   Growth Division
                       Division         Division                           Division
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

       $35,546           $598,527        $2,712,935       $17,883,337         $513,307         $17,291

             -                  -                 -                 -                -               -
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
       $35,546           $589,527        $2,712,935       $17,883,337         $513,307         $17,291
===========================================================================================================
===========================================================================================================

       $     -           $  4,079        $   10,737       $    72,948         $  2,086         $     -
             -            402,267           446,351        15,809,242          386,981               -
             -                509             6,657         1,556,157            6,053               -
             -             85,124         2,249,190           444,990           99,929               -
             -                  -                 -                 -                -               -
        35,546             97,548                 -                 -           18,258          17,291
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
       $35,546           $589,527        $2,712,935       $17,883,337         $513,307         $17,291
===========================================================================================================
===========================================================================================================

       $36,415           $610,245        $3,017,552       $24,356,919         $515,039         $18,375
         3,438             69,932           437,570         2,816,274           60,247           1,458


             -                493             1,951            10,638              250               -
             -             48,351            80,127         2,323,436           46,116               -
             -                 61             1,195           227,777              721               -
             -             10,232           403,765            65,400           11,908               -
             -                  -                 -                 -                -               -
         4,617             11,725                 -                 -            2,176           2,304


       $     -             $8.27              $5.50             $6.86           $8.34          $     -
             -              8.32               5.57              6.80            8.39                -
             -              8.34               5.57              6.83            8.39                -
             -              8.32               5.57              6.80            8.39                -
             -                  -                 -                 -                -               -
         7.70               8.32                  -                 -            8.39            7.51

                        Principal Life Insurance Company
                         Variable Life Separate Account

                Statements of Assets and Liabilities (continued)

                                December 31, 2002



                                        MFS VIT MidCap     MFS VIT New
                                        Growth Division Discovery Division
                                        -----------------------------------
                                        -----------------------------------
Assets
Investments in shares of mutual funds,
  at market                                    $362             $503

Liabilities                                       -                -
                                        -----------------------------------
                                        -----------------------------------
Net assets                                     $362             $503
                                        ===================================
                                        ===================================

Net assets
Accumulation units:
   Flex Variable Life                        $    -           $    -
   PrinFlex Life                                  -                -
   Survivorship Variable Universal Life           -                -
   Variable Universal Life Accumulator            -                -
   Benefit Variable Universal Life                -                -
   Executive Variable Universal Life            362              503
                                        -----------------------------------
                                        -----------------------------------
Total net assets                               $362             $503
                                        ===================================
                                        ===================================

Investments in shares of mutual funds,
  at cost                                      $377             $515
Shares of mutual fund owned                      81               48

Accumulation units outstanding:
   Flex Variable Life                             -                -
   PrinFlex Life                                  -                -
   Survivorship Variable Universal Life           -                -
   Variable Universal Life Accumulator            -                -
   Benefit Variable Universal Life                -                -
   Executive Variable Universal Life             51               66

Accumulation unit value:
   Flex Variable Life                       $     -          $     -
   PrinFlex Life                                  -                -
   Survivorship Variable Universal Life           -                -
   Variable Universal Life Accumulator            -                -
   Benefit Variable Universal Life                -                -
   Executive Variable Universal Life           7.15             7.59

See accompanying notes.

                                                                         MidCap Growth
  MFS VIT Value                                        MidCap Growth    Equity Division    MidCap Value
     Division     MicroCap Division  MidCap Division      Division                           Division
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

       $2,682           $2,079,262       $39,117,412       $3,458,958         $348,451        $2,229,652

            -                    -                 -                -                -                 -
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
       $2,682           $2,079,262       $39,117,412       $3,458,958         $348,451        $2,229,652
===========================================================================================================
===========================================================================================================



       $    -           $    8,219       $11,125,487       $    2,000         $    827        $   34,923
            -            1,651,954        26,554,106        3,079,113          266,698         1,837,769
            -              351,237           701,453          220,858            7,678            75,724
            -               67,852           718,529          156,987           72,235           268,853
            -                    -                 -                -                -                 -
        2,682                    -            17,837                -            1,013            12,383
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
       $2,682           $2,079,262       $39,117,412       $3,458,958         $348,451        $2,229,652
===========================================================================================================
===========================================================================================================

       $2,732           $2,419,611       $44,372,002       $4,831,867         $424,443        $2,414,315
          311              273,228         1,370,617          552,549           87,331           212,753


            -                1,028           245,383              309              150             4,069
            -              215,126         1,870,969          432,714           47,926           211,503
            -               40,594            62,417           30,696            1,380             8,715
            -                8,836            50,627           22,067           12,976            30,943
            -                    -                 -                -                -                 -
          324                    -             1,257                -              182             1,425


       $    -               $7.99            $45.34            $6.47            $5.51             $8.58
            -                7.68             14.19             7.12             5.56              8.69
            -                8.65             11.24             7.19             5.56              8.69
            -                7.68             14.19             7.12             5.57              8.69
            -                    -                 -                -                -                 -
        8.28                     -            14.19                 -            5.56              8.69

                        Principal Life Insurance Company
                         Variable Life Separate Account

                Statements of Assets and Liabilities (continued)

                                December 31, 2002

                                                            Putnam VT Global
                                            Money Market    Asset Allocation
                                              Division          Division
                                          ------------------------------------
                                          ------------------------------------
Assets
Investments in shares of mutual funds,
  at market                                    $43,832,247       $1,842,312

Liabilities                                              -                -
                                          ------------------------------------
                                          ------------------------------------
Net assets                                     $43,832,247       $1,842,312
                                          ====================================
                                          ====================================

Net assets
Accumulation units:
   Flex Variable Life                        $     588,356    $       8,427
   PrinFlex Life                                29,743,592        1,635,103
   Survivorship Variable Universal Life          3,058,662          126,995
   Variable Universal Life Accumulator           4,828,892           71,787
   Benefit Variable Universal Life                 201,951                -
   Executive Variable Universal Life             5,410,794                -
                                          ------------------------------------
                                          ------------------------------------
Total net assets                               $43,832,247       $1,842,312
                                          ====================================
                                          ====================================

Investments in shares of mutual funds,
  at cost                                      $43,832,247       $2,292,821
Shares of mutual fund owned                     43,832,247          160,062

Accumulation units outstanding:
   Flex Variable Life                               31,566            1,039
   PrinFlex Life                                 2,304,722          186,657
   Survivorship Variable Universal Life            268,079           15,358
   Variable Universal Life Accumulator             374,199            8,195
   Benefit Variable Universal Life                  15,648                -
   Executive Variable Universal Life               419,283                -

Accumulation unit value:
   Flex Variable Life                               $18.64           $8.11
   PrinFlex Life                                     12.91            8.76
   Survivorship Variable Universal Life              11.41            8.27
   Variable Universal Life Accumulator               12.91            8.76
   Benefit Variable Universal Life                   12.91                -
   Executive Variable Universal Life                 12.91                -

See accompanying notes.

 Putnam VT Growth     Putnam VT
& Income Division   International        Putnam            Putnam
                   Growth Division  VT Vista Division    VT Voyager       Real Estate   SmallCap Division
                                                          Division         Division
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

       $9,607            $8,152           $5,347,151      $20,229,045        $7,178,832        $4,898,787

            -                 -                    -                -                 -                 -
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
       $9,607            $8,152           $5,347,151      $20,229,045        $7,178,832        $4,898,787
===========================================================================================================
===========================================================================================================

       $    -            $    -           $    1,683      $    24,773        $   37,013        $   20,131
            -                 -            4,955,478       17,902,357         5,442,220         3,302,547
            -                 -              356,526        1,851,372         1,124,650           256,903
            -                 -               33,464          448,919           462,692         1,318,862
            -                 -                    -                -                 -                 -
        9,607             8,152                    -            1,624           112,257               344
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
       $9,607            $8,152           $5,347,151      $20,229,045        $7,178,832        $4,898,787
===========================================================================================================
===========================================================================================================

       $9,906            $8,291           $9,873,890      $37,544,935        $7,080,030        $6,429,947
          515               807              679,435          969,288           638,686           840,272


            -                 -                  303            4,025             3,161             2,947
            -                 -              698,330        2,196,144           396,989           437,272
            -                 -               57,875          273,165            76,222            32,697
            -                 -                4,716           55,072            33,752           174,634
            -                 -                    -                -                 -                 -
        1,189             1,019                    -              199             8,189                46


        $   -             $   -               $5.55            $6.15            $11.71            $6.83
            -                 -                7.10             8.15             13.71             7.55
            -                 -                6.16             6.78             14.75             7.86
            -                 -                7.10             8.15             13.71             7.55
            -                 -                   -                -                 -                 -
         8.08              8.00                   -             8.16             13.71             7.55

                        Principal Life Insurance Company
                         Variable Life Separate Account

                Statements of Assets and Liabilities (continued)

                                December 31, 2002

                                             SmallCap Growth   SmallCap Value
                                                Division          Division
                                            ------------------------------------
                                            ------------------------------------
Assets
Investments in shares of mutual funds,
  at market                                     $  7,595,789       $8,246,983

Liabilities                                                -                -
                                            ------------------------------------
                                            ------------------------------------
Net assets                                      $  7,595,789       $8,246,983
                                            ====================================
                                            ====================================

Net assets
Accumulation units:
   Flex Variable Life                           $      6,941       $   77,250
   PrinFlex Life                                   6,837,168        7,195,329
   Survivorship Variable Universal Life              561,603          467,912
   Variable Universal Life Accumulator               190,077          492,571
   Benefit Variable Universal Life                         -                -
   Executive Variable Universal Life                       -           13,921
                                            ------------------------------------
                                            ------------------------------------
Total net assets                                $  7,595,789       $8,246,983
                                            ====================================
                                            ====================================

Investments in shares of mutual funds,
  at cost                                       $ 16,536,595       $9,113,632
Shares of mutual fund owned                        1,323,308          800,678

Accumulation units outstanding:
   Flex Variable Life                                  1,698            8,700
   PrinFlex Life                                   1,073,930          580,357
   Survivorship Variable Universal Life              111,433           35,212
   Variable Universal Life Accumulator                29,857           39,730
   Benefit Variable Universal Life                         -                -
   Executive Variable Universal Life                       -            1,123

Accumulation unit value:
   Flex Variable Life                                  $4.09         $  8.88
   PrinFlex Life                                        6.37           12.40
   Survivorship Variable Universal Life                 5.04           13.29
   Variable Universal Life Accumulator                  6.37           12.40
   Benefit Variable Universal Life                         -               -
   Executive Variable Universal Life                       -           12.40

See accompanying notes.

                                                                                           Wells Fargo VT
                                               Vanguard VIF  Wells Fargo VT Wells Fargo VT  Large Company
                 Vanguard VIF   Vanguard VIF   MidCap Index       Asset      Equity Income Growth Division
                   Balanced     Equity Index     Division      Allocation      Division
   Utilities       Division       Division                      Division
    Division
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

     $2,127,193      $130,142       $377,777        $49,341       $154,995        $16,390        $5,743

              -             -              -              -              -              -             -
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
     $2,127,193      $130,142       $377,777        $49,341       $154,995        $16,390        $5,743
===========================================================================================================
===========================================================================================================

     $    1,377      $      -       $      -        $     -       $      -        $     -        $1,977
      1,849,458             -              -              -        135,861          3,373         3,380
        234,277             -              -              -              -              -             -
         42,081             -              -              -         19,134         13,017           386
              -             -              -              -              -              -             -
              -       130,142        377,777         49,341              -              -             -
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
     $2,127,193      $130,142       $377,777        $49,341       $154,995        $16,390        $5,743
===========================================================================================================
===========================================================================================================

     $2,825,318      $131,202       $396,776        $50,567       $150,505        $16,391        $5,932
        293,002         8,841         17,425          4,655         14,889          1,330           843


            219             -              -              -              -              -           257
        207,703             -              -              -         15,146            426           437
         31,668             -              -              -              -              -             -
          4,726             -              -              -          2,133          1,643            50
              -             -              -              -              -              -             -
              -        14,287         46,978          6,228              -              -             -


         $6.29        $     -        $     -        $     -        $     -        $     -        $7.69
          8.90              -              -              -           8.97          7.92          7.73
          7.40              -              -              -              -             -             -
          8.90              -              -              -           8.97          7.92          7.72
              -             -              -              -              -             -             -
              -         9.11           8.04           7.92               -             -             -

                        Principal Life Insurance Company
                         Variable Life Separate Account

                            Statements of Operations

              For The Year Ended December 31, 2002, Except as Noted


                                                                           AIM V.I.
                                                                       Aggressive Growth     AIM V.I.
                                                                         Division (1)      Core Equity
                                                                                           Division (2)
                                                                       ------------------------------------

Investment income (loss)
Income:
   Dividends                                                                 $   -          $   2,369

Expenses:
   Mortality and expense risks                                                   -              3,839
                                                                       ------------------------------------
Net investment income (loss)                                                     -             (1,470)

Realized gains (losses) on investments
Realized gain (losses) on sale of fund shares                                  (17)           (13,922)
Capital gains distributions                                                      -                  -
                                                                       ------------------------------------
                                                                       ------------------------------------
Total realized gains (losses) on investments                                   (17)           (13,922)

Change in net unrealized appreciation or depreciation of investments           (79)           (67,974)
                                                                       ------------------
                                                                                        -------------------
Net increase (decrease) in net assets resulting from operations               $(96)          $(83,366)
                                                                       ====================================

(1)  Commenced operations May 18, 2002
(2) Represented the operations of the AIM V.I. Growth and Income Division until May 18, 2002, when the name changed to AIM V.I. Core Equity Division
(3) Represented the operations of the AIM V.I. Value Division until May 18, 2002, when the name changed to AIM V.I. Premier Equity Division

See accompanying notes.

                                                                           American
                       AIM V.I.     American Century  American Century    Century VP         American
     AIM V.I.          Premier             VP                VP            Income &         Century VP
      Growth            Equity       Ultra, Class II  Value, Class II   Growth, Class I   Ultra, Class I
     Division        Division (3)     Division (1)      Division (1)       Division          Division
-----------------------------------------------------------------------------------------------------------
    $       -      $     6,399         $      63      $         -        $     5,743       $   1,052


        3,607            10,077                29              956              7,317           3,164
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
       (3,607)           (3,678)               34             (956)            (1,574)         (2,112)


      (28,878)          (34,691)               (2)          19,920            (17,637)         (8,965)
            -                 -                 -                -                  -               -
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
      (28,877)          (34,691)               (2)          19,920            (17,637)         (8,965)

     (104,665)         (389,259)           (4,542)          (4,037)          (165,004)        (88,652)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
    $(137,150)        $(427,628)          $(4,510)         $14,927          $(184,215)       $(99,729)
===========================================================================================================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                      Statements of Operations (continued)

              For The Year Ended December 31, 2002. Except as Noted

                                                                             Asset
                                                                          Allocation         Balanced
                                                                           Division          Division
                                                                       ------------------------------------

Investment income (loss)
Income:
   Dividends                                                           $               -   $    386,534

Expenses:
   Mortality and expense risks                                                 74,567           107,061
                                                                       ------------------------------------
Net investment income (loss)                                                  (74,567)          279,473

Realized gains (losses) on investments
Realized gain (losses) on sale of fund shares                                (398,549)         (381,987)
Capital gains distributions                                                         -                 -
                                                                       ------------------------------------
                                                                       ------------------------------------
Total realized gains (losses) on investments                                 (398,549)         (381,987)

Change in net unrealized appreciation or depreciation of investments         (821,568)       (1,784,691)
                                                                       ------------------
                                                                                        -------------------
Net increase (decrease) in net assets resulting from operations           $(1,294,684)      $(1,887,205)
                                                                       ====================================

(1) Commenced operations May 18, 2002

See accompanying notes.

                                       Dreyfus DIP
                       Capital          Founders        Dreyfus DIP       Dreyfus VIF         Equity
       Bond             Value           Discovery        Core Value        SmallCap           Growth
     Division          Division         Division        Division (1)     Division (1)        Division
-----------------------------------------------------------------------------------------------------------
   $   748,320       $    487,511    $          -        $      61         $     -       $      127,436


       144,662            272,189           1,373                8               5              411,619
-----------------------------------------------------------------------------------------------------------
       603,658            215,322          (1,373)              53              (5)            (284,183)


        19,185           (683,036)         (3,378)              (1)              -           (7,213,628)
             -                  -               -                -               -                    -
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
        19,185           (683,036)         (3,378)              (1)              -           (7,213,628)

       910,920         (4,329,190)        (57,859)          (1,253)           (416)          (7,678,345)
-----------------------------------------------------------------------------------------
------------------------------------------------------------------------                -------------------
    $1,533,763        $(4,796,904)       $(62,610)         $(1,201)          $(421)        $(15,176,156)
===========================================================================================================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                      Statements of Operations (continued)

              For The Year Ended December 31, 2002, Except as Noted


                                                                                           Fidelity VIP
                                                                         Fidelity VIP        Equity-
                                                                          Contrafund          Income
                                                                           Division          Division
                                                                       ------------------------------------

Investment income (loss)
Income:
   Dividends                                                               $    333,389     $    290,352

Expenses:
   Mortality and expense risks                                                 335,582          147,438
                                                                       ------------------------------------
                                                                       ------------------------------------
Net investment income (loss)                                                    (2,193)         142,914

Realized gains (losses) on investments
Realized gain (losses) on sale of fund shares                                 (858,949)        (392,010)
Capital gains distributions                                                          -          395,202
                                                                       ------------------------------------
                                                                       ------------------------------------
Total realized gains (losses) on investments                                  (858,949)           3,192

Change in net unrealized appreciation or depreciation of investments        (3,505,709)      (3,676,117)
                                                                       ------------------------------------
                                                                       ------------------------------------
Net increase (decrease) in net assets resulting from operations            $(4,366,851)     $(3,530,011)
                                                                       ====================================

(1) Commenced operations May 18, 2002

See accompanying notes.

                                                                                             Franklin
   Fidelity VIP    Fidelity VIP II   Fidelity VIP II  Fidelity VIP II   Fidelity VIP II       Income
   High Income        Contrafund      Equity-Income        Growth           MidCap          Securities
     Division        Division (1)     Division (1)      Division (1)     Division (1)      Division (1)
-----------------------------------------------------------------------------------------------------------



     $ 304,426    $               -   $        -       $        -            $    -           $    -


        26,667                  8             25              289                 9                3
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
       277,759                 (8)           (25)            (289)               (9)              (3)


      (344,102)               (28)            (1)          (3,542)                -                -
             -                  -              -                -                 -                -
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
      (344,102)               (28)            (1)          (3,542)                -                -

       142,771               (244)        (2,391)          (1,713)              289              162
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
    $   76,428    $          (279)       $(2,417)         $(5,544)             $280             $159
===========================================================================================================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                      Statements of Operations (continued)

              For The Year Ended December 31, 2002, Except as Noted


                                                                           Franklin          Franklin
                                                                            Mutual            Mutual
                                                                           Discovery          Shares
                                                                         Division (1)      Division (1)
                                                                       ------------------------------------

Investment income (loss)
Income:
   Dividends                                                                 $   -             $ -

Expenses:
   Mortality and expense risks                                                   5               -
                                                                       ------------------------------------
                                                                       ------------------------------------
Net investment income (loss)                                                    (5)              -

Realized gains (losses) on investments
Realized gain (losses) on sale of fund shares                                    -               -
Capital gains distributions                                                      -               -
                                                                       ------------------------------------
                                                                       ------------------------------------
Total realized gains (losses) on investments                                     -               -

Change in net unrealized appreciation or depreciation of investments           (85)             (5)
                                                                       ------------------------------------
                                                                       ------------------------------------
Net increase (decrease) in net assets resulting from operations               $(90)            $(5)
                                                                       ====================================

(1) Commenced operations May 18, 2002

See accompanying notes.

                       Franklin
     Franklin         Small Cap
      Rising            Value          Government                            High
    Dividends         Securities       Securities          Growth            Yield        International
   Division (1)      Division (1)       Division          Division         Division          Division
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
  $        -           $    -          $   487,225    $        3,174         $147,596     $      79,128


          53               25              107,491           135,087           11,046           169,634
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
         (53)             (25)             379,734          (131,913)         136,550           (90,506)


           -                8              159,641          (827,607)        (227,514)       (2,141,819)
           -                -               31,729                 -                -                 -
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
           -                8              191,370          (827,607)        (227,514)       (2,141,819)

      (1,144)             418              670,001        (3,956,536)         101,043        (1,123,759)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
     $(1,197)            $401           $1,241,105       $(4,916,056)       $  10,079       $(3,356,084)
===========================================================================================================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                      Statements of Operations (continued)

             For The Years Ended December 31, 2002, Except as Noted


                                                                         International
                                                                       Emerging Markets   International
                                                                         Division (1)        SmallCap
                                                                                             Division
                                                                       ------------------------------------

Investment income (loss)
Income:
   Dividends                                                                 $   168        $    19,750

Expenses:
   Mortality and expense risks                                                   561             72,125
                                                                       ------------------------------------
                                                                       ------------------------------------
Net investment income (loss)                                                    (393)           (52,375)

Realized gains (losses) on investments
Realized gain (losses) on sale of fund shares                                 13,358           (895,827)
Capital gains distributions                                                        -                  -
                                                                       ------------------------------------
                                                                       ------------------------------------
Total realized gains (losses) on investments                                  13,358           (895,827)

Change in net unrealized appreciation or depreciation of investments          (1,297)          (539,748)
                                                                       ------------------------------------
                                                                       ------------------------------------
Net increase (decrease) in net assets resulting from operations              $11,668        $(1,487,950)
                                                                       ====================================

(1) Commenced operations May 18, 2002

See accompanying notes.

                                         INVESCO
                       INVESCO          VIF-Small                         Janus Aspen
     INVESCO          VIF-Health         Company          INVESCO         Aggressive       Janus Aspen
   VIF-Dynamics        Sciences          Growth        VIF-Technology       Growth         Core Equity
     Division          Division         Division          Division         Division        Division (1)
-----------------------------------------------------------------------------------------------------------

 $          -        $     1,227     $          -    $            -    $            -        $     7


          975              7,332            2,426            2,491              6,068              3
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
         (975)            (6,105)          (2,426)          (2,491)            (6,068)             4


       (9,773)            (7,883)          (7,028)         (26,600)           (25,013)             -
            -                  -                -                -                  -              -
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
       (9,773)            (7,883)          (7,028)         (26,600)           (25,013)             -

-----------------------------------------------------------------------------------------------------------
      (31,024)          (195,291)         (76,385)        (176,917)          (167,626)          (392)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
     $(41,772)         $(209,279)        $(85,839)       $(206,008)         $(198,707)         $(388)
===========================================================================================================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                      Statements of Operations (continued)

              For The Year Ended December 31, 2002, Except as Noted


                                                                          Janus Aspen      Janus Aspen
                                                                           Flexible      Worldwide Growth
                                                                            Income         Division (1)
                                                                         Division (1)
                                                                       ------------------------------------

Investment income (loss)
Income:
   Dividends                                                                   $398            $   17

Expenses:
   Mortality and expense risks                                                    9                1
                                                                       ------------------------------------
Net investment income (loss)                                                    389               16

Realized gains (losses) on investments
Realized gain (losses) on sale of fund shares                                     -              (32)
Capital gains distributions                                                       -                -
                                                                       ------------------------------------
                                                                       ------------------------------------
Total realized gains (losses) on investments                                      -              (32)
Change in net unrealized appreciation or depreciation of investments            151             (160)
                                                                       ------------------------------------
Net increase (decrease) in net assets resulting from operations                $540            $(176)
                                                                       ====================================

(1) Commenced operations May 18, 2002

See accompanying notes.

    JP Morgan                                                                            MFS VIT Emerging
      Small            LargeCap         LargeCap          LargeCap         LargeCap           Growth
     Company            Blend            Growth         Stock Index          Value         Division (1)
   Division (1)      Division (1)       Division          Division       Division (1)
-----------------------------------------------------------------------------------------------------------

    $     -           $   1,590     $            -     $    207,698          $ 3,609       $        -


          9               1,077             9,218           152,616            1,557                7
-----------------------------------------------------------------------------------------------------------
         (9)                513            (9,218)           55,082            2,052               (7)


        (40)               (559)          (26,142)         (594,679)          (6,897)               -
          -                   -                 -                 -                -                -
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
        (40)               (559)          (26,142)         (594,679)          (6,897)               -

       (869)            (20,718)         (307,851)       (4,052,602)          (1,732)          (1,084)
-----------------------------------------------------------------------------------------------------------
      $(918)           $(20,764)        $(343,211)      $(4,592,199)         $(6,577)         $(1,091)
===========================================================================================================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                      Statements of Operations (continued)

              For The Year Ended December 31, 2002, Except as Noted


                                                                        MFS VIT MidCap
                                                                            Growth           MFS VIT
                                                                         Division (1)     New Discovery
                                                                                           Division (1)
                                                                       ------------------------------------

Investment income (loss)
Income:
   Dividends                                                                 $   -            $   -

Expenses:
   Mortality and expense risks                                                   -                -
                                                                       ------------------------------------
                                                                       ------------------------------------
Net investment income (loss)                                                     -                -

Realized gains (losses) on investments
Realized gain (losses) on sale of fund shares                                   (3)               -
Capital gains distributions                                                      -                -
                                                                       ------------------------------------
                                                                       ------------------------------------
Total realized gains (losses) on investments                                    (3)               -

Change in net unrealized appreciation or depreciation of investments           (15)             (12)
                                                                       ------------------------------------
                                                                       ------------------------------------
Net increase (decrease) in net assets resulting from operations               $(18)            $(12)
                                                                       ====================================

(1) Commenced operations May 18, 2002.

See accompanying notes.

                                                                            MidCap
     MFS VIT                                               MidCap           Growth            MidCap
      Value            MicroCap          MidCap            Growth           Equity            Value
   Division (1)        Division         Division          Division         Division          Division
-----------------------------------------------------------------------------------------------------------

      $   -          $     3,081       $    409,033    $          -       $     -         $         -


          -               19,571            295,560          29,839            2,355           11,327
-----------------------------------------------------------------------------------------------------------
          -              (16,490)           113,473         (29,839)          (2,355)         (11,327)


         (5)             (14,991)          (230,010)       (153,927)         (17,495)          (9,690)
          -                    -            579,965               -                -            1,531
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
         (5)             (14,991)           349,955        (153,927)         (17,495)          (8,159)

        (50)            (390,297)        (4,421,440)       (901,244)         (79,644)        (189,123)
-------------------------------------
                                    -----------------------------------------------------------------------
       $(55)           $(421,778)       $(3,958,012)    $(1,085,010)        $(99,494)       $(208,609)
===========================================================================================================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                      Statements of Operations (continued)

              For The Year Ended December 31, 2002, Except as Noted


                                                                                            Putnam VT
                                                                             Money         Global Asset
                                                                            Market          Allocation
                                                                           Division          Division
                                                                       ------------------------------------

Investment income (loss)
Income:
   Dividends                                                                 $486,504       $   27,680

Expenses:
   Mortality and expense risks                                                340,601           14,305
                                                                       ------------------------------------
                                                                       ------------------------------------
Net investment income (loss)                                                  145,903           13,375

Realized gains (losses) on investments
Realized gain (losses) on sale of fund shares                                       -          (59,295)
Capital gains distributions                                                         -                -
                                                                       ------------------------------------
                                                                       ------------------------------------
Total realized gains (losses) on investments                                        -          (59,295)
Change in net unrealized appreciation or depreciation of investments                -         (196,992)
                                                                       ------------------------------------
                                                                       ------------------------------------
Net increase (decrease) in net assets resulting from operations              $145,903        $(242,912)
                                                                       ====================================

(1) Commenced operations May 18, 2002

See accompanying notes.

 Putnam VT Growth     Putnam VT
        &           International       Putnam VT        Putnam VT
      Income            Growth            Vista           Voyager         Real Estate        SmallCap
   Division (1)      Division (1)       Division          Division         Division          Division
-----------------------------------------------------------------------------------------------------------

     $     -          $     -          $         -     $    127,149         $212,980        $     4,472


           1                2               57,138          206,754           42,590             34,645
-----------------------------------------------------------------------------------------------------------
          (1)              (2)             (57,138)         (79,605)         170,390            (30,173)


         (64)             (18)            (725,095)      (1,045,024)         158,670           (178,508)
           -                -                    -                -            4,452                  -
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
         (64)             (18)            (725,095)      (1,045,024)         163,122           (178,508)

        (299)            (139)          (1,441,295)      (5,684,262)         (45,294)        (1,187,690)
-----------------------------------------------------------------------------------------------------------
       $(364)           $(159)         $(2,223,528)     $(6,808,891)        $288,218        $(1,396,371)
===========================================================================================================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                      Statements of Operations (continued)

              For The Year Ended December 31, 2002, Except as Noted

                                                                           SmallCap          SmallCap
                                                                            Growth            Value
                                                                           Division          Division
                                                                       ------------------------------------

Investment income (loss)
Income:
   Dividends                                                           $               -    $   49,341

Expenses:
   Mortality and expense risks                                                  95,093          60,772
                                                                       ------------------------------------
                                                                       ------------------------------------
Net investment income (loss)                                                   (95,093)        (11,431)

Realized gains (losses) on investments
Realized gain (losses) on sale of fund shares                                 (924,043)         24,070
Capital gains distributions                                                          -               -
                                                                       ------------------------------------
                                                                       ------------------------------------
Total realized gains (losses) on investments                                  (924,043)         24,070
Change in net unrealized appreciation or depreciation of investments        (4,311,670)       (916,250)
                                                                       ------------------------------------
                                                                       ------------------------------------
Net increase (decrease) in net assets resulting from operations            $(5,330,806)      $(903,611)
                                                                       ====================================

(1) Commenced operations May 18, 2002

See accompanying notes.

                                                                                             Wells Fargo
                                  Vanguard       Vanguard      Wells Fargo    Wells Fargo     VT Large
                   Vanguard      VIF Equity     VIF MidCap      VT Asset       VT Equity   Company Growth
   Utilities     VIF Balanced       Index          Index       Allocation       Income      Division (1)
    Division     Division (1)   Division (1)   Division (1)   Division (1)   Division (1)
-----------------------------------------------------------------------------------------------------------



    $ 102,960    $        -    $          -    $        -         $1,512         $  98        $     -


       19,198            44            126             15            947            57              6
-----------------------------------------------------------------------------------------------------------
       83,762           (44)          (126)           (15)           565            41             (6)


     (214,870)            -           (165)           (44)           208            69             (1)
            -             -              -              -              -             -              -
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
     (214,870)            -           (165)           (44)           208            69             (1)

     (148,204)       (1,060)       (18,999)        (1,226)         4,490            (1)          (189)
-----------------------------------------------------------------------------------------------------------
    $(279,312)      $(1,104)      $(19,290)       $(1,285)        $5,263          $109          $(196)
===========================================================================================================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                       Statements of Changes in Net Assets

         For The Years Ended December 31, 2002 and 2001, Except as Noted


                                                             AIM V.I.
                                                            Aggressive
                                                              Growth                AIM V.I. Core
                                                           Division (1)        Equity Division (2) (3)
                                                          ---------------- ---------------------------------
                                                          ---------------- ---------------------------------
                                                               2002              2002            2001
                                                          ---------------- ---------------------------------
                                                          ----------------                 -----------------

  Increase (decrease) in net assets Operations:
     Net investment income (loss)                           $       -       $      (1,470)  $       (226)
     Total realized gains (losses) on investments                 (17)            (13,922)        (3,639)
     Change in net unrealized appreciation or
       depreciation of investments                                (79)            (67,974)         1,786
                                                          ---------------- ---------------------------------
                                                          ---------------- ---------------------------------
  Net increase (decrease) in net assets resulting
     from operations                                              (96)            (83,366)        (2,079)

  Policy related transactions:
     Net premium payments, less sales charges
       and applicable premium taxes                             3,974           1,374,923        118,004
     Contract terminations and surrenders                           -              (9,098)             -
     Death benefit payments                                         -                   -            (26)
     Policy loan transfers                                          -             (23,308)             -
     Transfers to other contracts                                  (2)           (643,480)          (958)
     Cost of insurance and administration charges                  (3)            (77,962)        (7,447)
     Surrender charges                                              -              (4,287)           (11)
                                                          ---------------- ---------------------------------
                                                          ---------------- ---------------------------------
  Increase (decrease) in net assets from policy
     related transactions                                       3,969             616,788        109,562
                                                          ---------------- ---------------------------------
                                                          ---------------- ---------------------------------
  Total increase (decrease)                                     3,873             533,422        107,483

  Net assets at beginning of period                                 -             107,483              -
                                                          ================ =================================
                                                          ---------------- ---------------------------------
  Net assets at end of period                                  $3,873         $   640,905       $107,483
                                                          ================ =================================

(1)  Commenced operations May 18, 2002
(2)  Commenced operations May 19, 2001
(3) Represented the operations of the AIM V.I. Growth and Income Division until May 18, 2002, when the name was changed to AIM V.I. Core Equity Division
(4) Represented the operations of the AIM V.I. Value Division until May 18, 2002, when the name was changed to AIM V.I. Premier Equity Division

See accompanying notes.

                                                                      American Century       American
                                                                          VP Ultra,          Century
                                                AIM V.I.                  Class II          VP Value,
         AIM V.I. Growth                     Premier Equity             Division (1)         Class II
           Division (2)                     Division (2) (4)                               Division (1)
---------------------------------------------------------------------------------------- -----------------
---------------------------------------------------------------------------------------- -----------------
      2002             2001              2002             2001              2002               2002
---------------------------------------------------------------------------------------- -----------------
---------------------------------------------------------------------------------------- -----------------

 $      (3,607)    $       (49)      $      (3,678)    $     (518)       $       34        $      (956)
       (28,878)           (218)            (34,691)         4,799                (2)            19,920

      (104,665)           (735)           (389,259)        (8,546)           (4,542)            (4,037)
---------------------------------------------------------------------------------------- -----------------
---------------------------------------------------------------------------------------- -----------------

      (137,150)         (1,002)           (427,628)        (4,265)           (4,510)            14,927



     1,286,679         185,385           4,097,339        460,447            80,720            409,097
        (4,722)              -              (6,833)          (157)                -               (850)
             -               -                   -              -                 -                  -
        (8,449)              -              (3,821)          (113)                -             (6,385)
      (574,671)         (1,655)         (2,274,351)       (10,509)             (547)           (60,481)
       (74,321)         (7,948)           (180,826)       (19,120)              (59)           (10,688)
        (2,093)              -              (3,025)           (64)                -               (369)
---------------------------------------------------------------------------------------- -----------------
---------------------------------------------------------------------------------------- -----------------

       622,423         175,782           1,628,483        430,484            80,114            330,324
---------------------------------------------------------------------------------------- -----------------
---------------------------------------------------------------------------------------- -----------------
       485,273         174,780           1,200,855        426,219            75,604            345,251

       174,780               -             426,219              -                 -                  -
======================================================================================== =================
---------------------------------------------------------------------------------------- -----------------
   $   660,053        $174,780          $1,627,074       $426,219           $75,604           $345,251
======================================================================================== =================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

         For The Years Ended December 31, 2002 and 2001, Except as Noted


                                                                               American Century VP
                                                                             Income & Growth, Class I
                                                                                   Division (2)
                                                                        -----------------------------------
                                                                        -----------------------------------
                                                                              2002             2001
                                                                        -----------------------------------

Increase (decrease) in net assets Operations:
   Net investment income (loss)                                         $       (1,574)   $       (793)
   Total realized gains (losses) on                                            (17,637)            (71)
     investments
   Change in net unrealized appreciation or
     depreciation of investments                                              (165,004)          4,176
                                                                        -----------------------------------
                                                                        -----------------------------------
Net increase (decrease) in net assets
   resulting from operations                                                  (184,215)          3,312

Policy related transactions:
   Net premium payments, less sales charges
     and applicable premium taxes                                            1,674,456         335,858
   Contract terminations and surrenders                                         (2,709)              -
   Death benefit payments                                                            -               -
   Policy loan transfers                                                          (574)           (141)
   Transfers to other contracts                                               (499,884)         (6,063)
   Cost of insurance and administration charges                               (134,446)         (9,836)
   Surrender charges                                                            (1,409)              -
                                                                        -----------------------------------
                                                                        -----------------------------------
Increase (decrease) in net assets from
   policy related transactions                                               1,035,434         319,818
                                                                        -----------------------------------
                                                                        -----------------------------------
Total increase (decrease)                                                      851,219         323,130

Net assets at beginning of period                                              323,130               -
                                                                        ===================================
                                                                        -----------------------------------
Net assets at end of period                                                 $1,174,349        $323,130
                                                                        ===================================

(2) Commenced operations May 19, 2001

See accompanying notes.

       American Century VP
   Ultra, Class I Division (2)          Asset Allocation Division              Balanced Division
----------------------------------- ----------------------------------------------------------------------
      2002             2001               2002             2001              2002             2001
----------------------------------- ----------------------------------------------------------------------

   $    (2,112)    $      (453)     $       (74,567)     $   135,159     $     279,473    $     258,906
        (8,965)         (9,757)            (398,549)        (217,195)         (381,987)          38,954

       (88,652)          4,234             (821,568)        (251,071)       (1,784,691)      (1,262,149)
----------------------------------- ----------------------------------------------------------------------
----------------------------------- ----------------------------------------------------------------------

       (99,729)         (5,976)          (1,294,684)        (333,107)       (1,887,205)        (964,289)



       681,419         310,278            6,763,017        8,853,445         6,000,553        4,861,852
        (8,141)            (67)            (825,417)        (378,516)         (605,598)        (505,834)
             -               -                    -          (12,348)          (43,521)         (50,423)
           (80)              -              (62,111)         (55,035)          (87,534)        (131,129)
      (159,406)       (102,398)          (5,119,784)      (3,202,248)       (3,180,365)        (911,089)
       (75,519)         (8,984)            (777,076)        (594,740)       (1,115,348)      (1,020,199)
        (3,750)            (28)            (362,173)        (154,782)         (208,935)        (154,934)
----------------------------------- ----------------------------------------------------------------------
----------------------------------- ----------------------------------------------------------------------

       434,523         198,801             (383,544)       4,455,776           759,252        2,088,244
----------------------------------- ----------------------------------------------------------------------
----------------------------------- ----------------------------------------------------------------------
       334,794         192,825           (1,678,228)       4,122,669        (1,127,953)       1,123,955

       192,825               -            9,649,902        5,527,233        13,101,392       11,977,437
=================================== ======================================================================
----------------------------------- ----------------------------------------------------------------------
      $527,619        $192,825           $7,971,674       $9,649,902       $11,973,439      $13,101,392
=================================== ======================================================================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

         For The Years Ended December 31, 2002 and 2001, Except as Noted

                                                            Bond Division
                                                  -----------------------------------
                                                  -----------------------------------
                                                        2002             2001
                                                  -----------------------------------

Increase (decrease) in net assets Operations:
   Net investment income (loss)                     $     603,658    $     598,159
   Total realized gains (losses) on investments            19,185           (6,436)
   Change in net unrealized appreciation or
     depreciation of investments                          910,920          140,352
                                                  -----------------------------------
                                                  -----------------------------------
Net increase (decrease) in net assets
   resulting from operations                            1,533,763          732,075

Policy related transactions:
   Net premium payments, less sales charges
     and applicable premium taxes                      24,091,846       10,172,015
   Contract terminations and surrenders                  (530,973)        (875,588)
   Death benefit payments                                 (43,940)         (27,387)
   Policy loan transfers                                 (537,263)         (86,352)
   Transfers to other contracts                       (15,461,257)      (2,700,365)
   Cost of insurance and administration charges        (1,692,166)      (1,059,253)
   Surrender charges                                     (208,472)        (327,602)
                                                  -----------------------------------
                                                  -----------------------------------
Increase (decrease) in net assets from policy
   related transactions                                 5,617,775        5,095,468
                                                  -----------------------------------
                                                  -----------------------------------
Total increase (decrease)                               7,151,538        5,827,543

Net assets at beginning of period                      14,908,876        9,081,333
                                                  ===================================
                                                  -----------------------------------
Net assets at end of period                           $22,060,414      $14,908,876
                                                  ===================================

(1) Commenced operations May 18, 2002 (2) Commenced operations May 19, 2001

See accompanying notes.

                                                                         Dreyfus DIP        Dreyfus VIF
                                          Dreyfus DIP Founders            Core Value         Small Cap
      Capital Value Division             Discovery Division (2)          Division (1)      Division (1)
----------------------------------- ---------------------------------- ----------------- ------------------
----------------------------------- ---------------------------------- ----------------- ------------------
      2002             2001               2002            2001               2002              2002
----------------------------------- ---------------------------------- ----------------- ------------------
----------------------------------- ---------------------------------- ----------------- ------------------



  $     215,322   $       94,533      $    (1,373)    $      (543)       $       53       $        (5)
       (683,036)        (292,001)          (3,378)         (3,645)               (1)                -

     (4,329,190)      (2,498,976)         (57,859)          4,568            (1,253)             (416)
----------------------------------- ---------------------------------- ----------------- ------------------
----------------------------------- ---------------------------------- ----------------- ------------------

     (4,796,904)      (2,696,444)         (62,610)            380            (1,201)             (421)



     14,659,009       11,153,610          194,190         227,998            23,541            15,978
     (1,159,789)      (1,281,730)            (229)              -                 -                 -
        (85,830)         (61,173)               -               -                 -                 -
       (235,421)        (248,302)               -               -                 -                 -
     (4,468,878)      (2,698,649)        (102,048)        (69,873)             (388)             (244)
     (3,041,627)      (2,697,679)         (16,768)         (3,496)              (17)              (12)
       (375,063)        (403,816)            (100)              -                 -                 -
----------------------------------- ---------------------------------- ----------------- ------------------
----------------------------------- ---------------------------------- ----------------- ------------------

      5,292,401        3,762,261           75,045         154,629            23,136            15,722
----------------------------------- ---------------------------------- ----------------- ------------------
----------------------------------- ---------------------------------- ----------------- ------------------
        495,497        1,065,817           12,435         155,009            21,935            15,301

     29,595,153       28,529,336          155,009               -                 -                 -
=================================== ================================== ================= ==================
----------------------------------- ---------------------------------- ----------------- ------------------
    $30,090,650      $29,595,153         $167,444        $155,009           $21,935           $15,301
=================================== ================================== ================= ==================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

         For The Years Ended December 31, 2002 and 2001, Except as Noted

                                                       Equity Growth Division
                                                -----------------------------------
                                                -----------------------------------
                                                      2002             2001
                                                -----------------------------------

Increase (decrease) in net assets Operations:
   Net investment income (loss)                  $     (284,183)  $     (371,301)
   Total realized gains (losses) on investments      (7,213,628)       2,329,025
   Change in net unrealized appreciation or
     depreciation of investments                     (7,678,345)      (9,726,755)
                                                -----------------------------------
                                                -----------------------------------
Net increase (decrease) in net assets
   resulting from operations                        (15,176,156)      (7,769,031)

Policy related transactions:
   Net premium payments, less sales charges
     and applicable premium taxes                    26,234,065       26,746,436
   Contract terminations and surrenders              (2,904,816)      (2,138,814)
   Death benefit payments                               (46,502)         (24,549)
   Policy loan transfers                               (424,645)        (506,074)
   Transfers to other contracts                     (11,605,271)      (5,666,291)
   Cost of insurance and administration charges      (4,842,706)      (5,149,495)
   Surrender charges                                 (1,267,660)        (880,452)
                                                -----------------------------------
                                                -----------------------------------
Increase (decrease) in net assets from policy
   related transactions                               5,142,465       12,380,761
                                                -----------------------------------
                                                -----------------------------------
Total increase (decrease)                           (10,033,691)       4,611,730

Net assets at beginning of period                    50,584,441       45,972,711
                                                ===================================
                                                -----------------------------------
Net assets at end of period                         $40,550,750      $50,584,441
                                                ===================================

(1) Commenced operations May 18, 2002

See accompanying notes.

      Fidelity VIP Contrafund                   Fidelity VIP                       Fidelity VIP High
              Division                     Equity-Income Division                   Income Division
------------------------------------------------------------------------- ------------------------------------
------------------------------------------------------------------------- ------------------------------------
       2002              2001               2002             2001                2002             2001
------------------------------------------------------------------------- ------------------------------------

$         (2,193) $       (39,364)      $     142,914     $     114,531       $   277,759       $   211,153
       (858,949)          408,949               3,192           562,287          (344,102)         (198,377)

     (3,505,709)       (5,327,117)         (3,676,117)       (1,553,952)          142,771          (397,609)
------------------------------------------------------------------------- ------------------------------------
------------------------------------------------------------------------- ------------------------------------

     (4,366,851)       (4,957,532)         (3,530,011)         (877,134)           76,428          (384,833)



     23,415,490        21,542,443          17,880,665         9,865,998         2,615,969         2,482,751
     (2,872,752)       (1,361,042)         (1,336,795)         (784,047)         (391,583)          (35,914)
        (77,560)          (23,859)            (85,415)          (44,869)              (75)                -
       (329,640)         (264,336)            (73,781)         (174,682)         (101,203)           51,196
    (11,786,442)       (5,026,269)        (10,895,719)       (1,894,293)       (1,273,766)         (857,938)
     (3,749,232)       (3,575,992)         (1,563,501)       (1,216,469)         (280,727)         (244,065)
     (1,265,744)         (564,195)           (596,594)         (322,040)         (171,716)          (15,098)
------------------------------------------------------------------------- ------------------------------------
------------------------------------------------------------------------- ------------------------------------

      3,334,120        10,726,750           3,328,860         5,429,598           396,899         1,380,932
------------------------------------------------------------------------- ------------------------------------
------------------------------------------------------------------------- ------------------------------------
     (1,032,731)        5,769,218            (201,151)        4,552,464           473,327           996,099

     41,154,655        35,385,437          18,129,536        13,577,072         2,817,582         1,821,483
------------------------------------------------------------------------- ------------------------------------
------------------------------------------------------------------------- ------------------------------------
    $40,121,924       $41,154,655         $17,928,385       $18,129,536        $3,290,909        $2,817,582
========================================================================= ====================================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

         For The Years Ended December 31, 2002 and 2001, Except as Noted


                                                                    Fidelity VIP
                                                                   Contrafund II
                                                                    Division (1)
                                                                 -------------------
                                                                 -------------------
                                                                        2002
                                                                 -------------------

Increase (decrease) in net assets Operations:
   Net investment income (loss)                                      $       (8)
   Total realized gains (losses) on investments                             (28)
   Change in net unrealized appreciation or depreciation of
     investments                                                           (243)
                                                                 -------------------
                                                                 -------------------
Net increase (decrease) in net assets resulting from operations
                                                                           (279)

Policy related transactions:
   Net premium payments, less sales charges and applicable
     premium taxes                                                       32,463
   Contract terminations and surrenders                                       -
   Death benefit payments                                                     -
   Policy loan transfers                                                      -
   Transfers to other contracts                                               -
   Cost of insurance and administration charges                             (21)
   Surrender charges                                                          -
                                                                 -------------------
                                                                 -------------------
Increase (decrease) in net assets from policy related
   transactions                                                          32,442
                                                                 -------------------
                                                                 -------------------
Total increase (decrease)                                                32,163

Net assets at beginning of period                                             -
                                                                 ===================
                                                                 -------------------
Net assets at end of period                                             $32,163
                                                                 ===================

(1) Commenced operations May 18, 2002

See accompanying notes.

    Fidelity                            Fidelity      Franklin Income   Franklin Mutual   Franklin Mutual
 VIP II Equity-       Fidelity           VIP II          Securities        Discovery      Shares Division
 Income Division    VIP II Growth   MidCap Division     Division (1)      Division (1)          (1)
       (1)          Division (1)          (1)
----------------------------------------------------- ----------------- ----------------- -----------------
----------------------------------------------------- ----------------- ----------------- -----------------
      2002              2002              2002              2002              2002              2002
----------------------------------------------------- ----------------- ----------------- -----------------

  $      (25)       $      (289)      $       (9)        $      (3)      $        (5)        $       -
          (1)            (3,542)               -                 -                 -                 -

      (2,391)            (1,713)             289               162               (85)               (5)
----------------------------------------------------- ----------------- ----------------- -----------------
----------------------------------------------------- ----------------- ----------------- -----------------

      (2,417)            (5,544)             280               159               (90)               (5)



      74,305            312,699           28,347             7,065            14,701             2,413
           -                  -                -                 -                 -                 -
           -                  -                -                 -                 -                 -
           -                  -                -                 -                 -                 -
      (1,307)          (148,040)            (256)             (105)              (59)               (1)
         (52)            (5,866)             (20)               (5)              (10)               (3)
           -                  -                -                 -                 -                 -
----------------------------------------------------- ----------------- ----------------- -----------------
----------------------------------------------------- ----------------- ----------------- -----------------

      72,946            158,793           28,071             6,955            14,632             2,409
----------------------------------------------------- ----------------- ----------------- -----------------
----------------------------------------------------- ----------------- ----------------- -----------------
      70,529            153,249           28,351             7,114            14,542             2,404

           -                  -                -                 -                 -                 -
===================================================== ================= ================= =================
----------------------------------------------------- ----------------- ----------------- -----------------
     $70,529           $153,249          $28,351            $7,114           $14,542            $2,404
===================================================== ================= ================= =================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

         For The Years Ended December 31, 2002 and 2001, Except as Noted

                                                                       Franklin
                                                     Franklin          Small Cap
                                                      Rising       Value Securities
                                                    Dividends        Division (1)
                                                   Division (1)
                                                 ----------------- ------------------
                                                 ----------------- ------------------
                                                       2002              2002
                                                 ----------------- ------------------
                                                 ----------------- ------------------

Increase (decrease) in net assets Operations:
   Net investment income (loss)                   $        (53)      $       (25)
   Total realized gains (losses) on investments              -                 8
   Change in net unrealized appreciation or
     depreciation of investments                        (1,144)              418
                                                 ----------------- ------------------
                                                 ----------------- ------------------
Net increase (decrease) in net assets
   resulting from operations                            (1,197)              401

Policy related transactions:
   Net premium payments, less sales charges
     and applicable premium taxes                      157,730            82,804
   Contract terminations and surrenders                      -                 -
   Death benefit payments                                    -                 -
   Policy loan transfers                                     -                 -
   Transfers to other contracts                         (1,796)           (1,144)
   Cost of insurance and administration charges           (110)              (55)
   Surrender charges                                         -                 -
                                                 ----------------- ------------------
                                                 ----------------- ------------------
Increase (decrease) in net assets from policy
   related transactions                                155,824            81,605
                                                 ----------------- ------------------
                                                 ----------------- ------------------
Total increase (decrease)                              154,627            82,006

Net assets at beginning of period                            -                 -
                                                 ================= ==================
                                                 ----------------- ------------------
Net assets at end of period                           $154,627           $82,006
                                                 ================= ==================

(1) Commenced operations May 18, 2002.

See accompanying notes.

      Government Securities
             Division                        Growth Division                  High Yield Division
----------------------------------- ----------------------------------------------------------------------
----------------------------------- ----------------------------------------------------------------------
      2002             2001               2002             2001              2002             2001
----------------------------------- ----------------------------------------------------------------------
----------------------------------- ----------------------------------------------------------------------



  $     379,734    $     172,055      $    (131,913)   $    (132,900)      $   136,550      $   165,349
        191,370           21,893           (827,607)        (200,755)         (227,514)         (35,917)

        670,001          190,344         (3,956,536)      (3,854,361)          101,043         (131,598)
----------------------------------- ----------------------------------------------------------------------
----------------------------------- ----------------------------------------------------------------------

      1,241,105          384,292         (4,916,056)      (4,188,016)           10,079           (2,166)



     28,410,507        8,637,064          7,807,259        8,263,846            46,681          261,163
       (279,732)        (167,887)          (607,837)        (433,577)         (501,760)         (31,601)
         (6,919)          (6,256)            (2,320)         (30,346)                -                -
       (189,334)         (12,266)          (109,468)        (139,063)           (3,937)          (3,538)
    (14,624,803)      (1,222,730)        (2,971,996)      (1,006,228)          (56,331)         (25,002)
     (1,217,819)        (470,635)        (1,692,224)      (1,760,758)          (75,479)        (104,483)
       (127,196)         (69,028)          (274,041)        (187,294)          (19,689)          (1,488)
----------------------------------- ----------------------------------------------------------------------
----------------------------------- ----------------------------------------------------------------------

     11,964,704        6,688,262          2,149,373        4,706,580          (610,515)          95,051
----------------------------------- ----------------------------------------------------------------------
----------------------------------- ----------------------------------------------------------------------
     13,205,809        7,072,554         (2,766,683)         518,564          (600,436)          92,885

     10,466,081        3,393,527         15,258,597       14,740,033         1,710,543        1,617,658
=================================== ======================================================================
----------------------------------- ----------------------------------------------------------------------
    $23,671,890      $10,466,081        $12,491,914      $15,258,597        $1,110,107       $1,710,543
=================================== ======================================================================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

         For The Years Ended December 31, 2002 and 2001, Except as Noted




                                                                              International Division
                                                                        -----------------------------------
                                                                        -----------------------------------
                                                                              2002             2001
                                                                        -----------------------------------
                                                                        -----------------------------------



Increase (decrease) in net assets Operations:
   Net investment income (loss)                                          $      (90,506)  $     (132,474)
   Total realized gains (losses) on                                          (2,141,819)        (179,706)
     investments
   Change in net unrealized appreciation or
     depreciation of investments                                             (1,123,759)      (4,528,498)
                                                                        -----------------------------------
                                                                        -----------------------------------
Net increase (decrease) in net assets
   resulting from operations                                                 (3,356,084)      (4,840,678)

Policy related transactions:
   Net premium payments, less sales charges
     and applicable premium taxes                                            15,301,761        9,563,738
   Contract terminations and surrenders                                        (556,346)        (341,846)
   Death benefit payments                                                       (25,564)         (12,973)
   Policy loan transfers                                                       (139,083)        (175,748)
   Transfers to other contracts                                              (7,672,032)      (1,938,667)
   Cost of insurance and administration charges                              (1,870,978)      (1,681,770)
   Surrender charges                                                           (246,478)        (140,787)
                                                                        -----------------------------------
                                                                        -----------------------------------
Increase (decrease) in net assets from policy
   related transactions                                                       4,791,280        5,271,947
                                                                        -----------------------------------
                                                                        -----------------------------------
Total increase (decrease)                                                     1,435,196          431,269

Net assets at beginning of period                                            17,773,333       17,342,064
                                                                        ===================================
                                                                        -----------------------------------
Net assets at end of period                                                 $19,208,529      $17,773,333
                                                                        ===================================

(1) Commenced operations May 18, 2002 (2) Commenced operations May 19, 2001

See accompanying notes.

     International
   Emerging Markets
     Division (1)                                                           INVESCO VIF-
                          International SmallCap Division               Dynamics Division (2)
  -------------------- --------------------------------------- ----------------------------------------
  -------------------- ---------------------------------------
         2002                 2002               2001                 2002                2001
  -------------------- --------------------------------------- ----------------------------------------
  -------------------- ---------------------------------------

      $      (393)       $      (52,375)    $      (64,180)       $       (975)        $    (135)
           13,358              (895,827)        (1,822,324)             (9,773)           (1,010)

           (1,297)             (539,748)           186,949             (31,024)            2,925
  -------------------- --------------------------------------- ----------------------------------------
  -------------------- --------------------------------------- ----------------------------------------

           11,668            (1,487,950)        (1,699,555)            (41,772)            1,780



        3,327,323            15,665,283         15,986,152             384,612            78,780
             (231)             (319,894)          (181,804)             (2,098)              (23)
                -                (5,053)            (5,825)                  -                 -
             (334)             (141,490)           (69,818)                 12              (172)
       (3,175,849)          (12,221,303)       (12,388,722)           (199,155)          (24,605)
          (10,562)             (923,336)          (885,234)            (19,392)           (2,732)
             (100)             (140,987)           (75,339)               (921)               (9)
  -------------------- --------------------------------------- ----------------------------------------
  -------------------- --------------------------------------- ----------------------------------------

          140,247             1,913,220          2,379,410             163,058            51,239
  -------------------- --------------------------------------- ----------------------------------------
  -------------------- --------------------------------------- ----------------------------------------
          151,915               425,270            679,855             121,286            53,019

                -             7,597,799          6,917,944              53,019                 -
  ==================== ======================================= ========================================
  -------------------- --------------------------------------- ----------------------------------------
         $151,915            $8,023,069       $  7,597,799            $174,305           $53,019
  ==================== ======================================= ========================================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

                      For The Year Ended December 31, 2002

                                                                                INVESCO VIF-Health
                                                                              Sciences Division (2)
                                                                        -----------------------------------
                                                                        -----------------------------------
                                                                              2002             2001
                                                                        -----------------------------------

Increase (decrease) in net assets
Operations:
   Net investment income (loss)                                         $       (6,105)    $      (717)
   Total realized gains (losses) on investments                                 (7,883)           (249)
   Change in net unrealized appreciation or
     depreciation of investments                                              (195,291)          5,449
                                                                        -----------------------------------
                                                                        -----------------------------------
Net increase (decrease) in net assets
   resulting from operations                                                  (209,279)          4,483

Policy related transactions:
   Net premium payments, less sales charges
     and applicable premium taxes                                            1,638,127         422,243
   Contract terminations and surrenders                                        (15,642)            (65)
   Death benefit payments                                                            -               -
   Policy loan transfers                                                       (15,124)             21
   Transfers to other contracts                                               (494,536)        (40,580)
   Cost of insurance and administration charges                               (157,688)        (16,701)
   Surrender charges                                                            (7,613)            (27)
                                                                        -----------------------------------
                                                                        -----------------------------------
Increase (decrease) in net assets from policy
   related transactions                                                        947,524         364,891
                                                                        -----------------------------------
                                                                        -----------------------------------
Total increase (decrease)                                                      738,245         369,374

Net assets at beginning of period                                              369,374               -
                                                                        ===================================
                                                                        -----------------------------------
Net assets at end of period                                                 $1,107,619        $369,374
                                                                        ===================================

(2) Commenced operations May 19, 2001

See accompanying notes.

           INVESCO VIF-
           Small Company                      INVESCO VIF-               Janus Aspen Aggressive Growth
        Growth Division (2)              Technology Division (2)                 Division (2)
 ---------------------------------- ---------------------------------- ----------------------------------
 ---------------------------------- ---------------------------------- ----------------------------------
       2002            2001               2002            2001               2002            2001
 ---------------------------------- ---------------------------------- ----------------------------------
 ---------------------------------- ---------------------------------- ----------------------------------

   $    (2,426)     $    (152)         $    (2,491)    $      (335)    $       (6,068)   $    (1,162)
        (7,028)            44              (26,600)           (352)           (25,013)        (6,432)

       (76,385)         5,041             (176,917)          4,992           (167,626)       (23,636)
 ---------------------------------- ---------------------------------- ----------------------------------
 ---------------------------------- ---------------------------------- ----------------------------------

       (85,839)         4,933             (206,008)          4,305           (198,707)       (31,230)



       861,725         62,744              776,457         147,748          1,354,293        506,226
        (5,750)           (28)              (6,324)            (48)           (15,079)           (22)
             -              -                    -               -               (105)             -
        (1,418)             -                    -               -            (12,645)           938
      (350,882)          (587)            (213,061)         (6,849)          (447,977)       (49,770)
       (51,601)        (3,813)             (52,580)         (7,590)          (151,170)       (22,774)
        (2,549)           (12)              (3,082)            (20)            (6,535)            (9)
 ---------------------------------- ---------------------------------- ----------------------------------
 ---------------------------------- ---------------------------------- ----------------------------------

       449,525         58,304              501,410         133,241            720,782        434,589
 ---------------------------------- ---------------------------------- ----------------------------------
 ---------------------------------- ---------------------------------- ----------------------------------
       363,686         63,237              295,402         137,546            522,075        403,359

        63,237              -              137,546               -            403,359              -
 ================================== ================================== ==================================
 ---------------------------------- ---------------------------------- ----------------------------------
      $426,923        $63,237             $432,948        $137,546        $   925,434       $403,359
 ================================== ================================== ==================================

                                                   Principal Life Insurance Company
                                                    Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

                                    For The Years Ended December 31, 2002 and 2001, Except as Noted


                                                                        Janus Aspen Core    Janus Aspen
                                                                        Equity Division   Flexible Income
                                                                              (1)           Division (1)
                                                                       ------------------------------------
                                                                       ------------------------------------
                                                                             2002              2002
                                                                       ------------------------------------

Increase (decrease) in net assets Operations:
   Net investment income (loss)                                           $       4          $     389
   Total realized gains (losses) on investments                                   -                  -
   Change in net unrealized appreciation or
     depreciation of investments                                               (392)               151
                                                                       ------------------------------------
                                                                       ------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                                   (388)               540

Policy related transactions:
   Net premium payments, less sales charges
     and applicable premium taxes                                             9,687             23,390
   Contract terminations and surrenders                                           -                  -
   Death benefit payments                                                         -                  -
   Policy loan transfers                                                          -                  -
   Transfers to other contracts                                                 (70)                (7)
   Cost of insurance and administration charges                                  (8)               (15)
   Surrender charges                                                              -                  -
                                                                       ------------------------------------
                                                                       ------------------------------------
Increase (decrease) in net assets from policy
   related transactions                                                       9,609             23,368
                                                                       ------------------------------------
                                                                       ------------------------------------
Total increase (decrease)                                                     9,221             23,908

Net assets at beginning of period                                                 -                  -
                                                                       ====================================
                                                                       ------------------------------------
Net assets at end of period                                                  $9,221            $23,908
                                                                       ====================================

(1) Commenced operations May 18, 2002 (2) Commenced operations May 19, 2001

See accompanying notes.

     Janus Aspen
  Worldwide Growth         JP Morgan
    Division (1)         Small Company       LargeCap Blend                LargeCap Growth
                         Division (1)         Division (1)                  Division (2)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
        2002                 2002                 2002                 2002               2001
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
     $     16           $        (9)          $       513        $       (9,218)       $      (331)
          (32)                  (40)                 (559)              (26,142)            (1,117)

         (160)                 (869)              (20,718)             (307,851)             3,234
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

         (176)                 (918)              (20,764)             (343,211)             1,786



        4,966                36,686               757,108             3,625,620            196,358
            -                     -                (2,989)               (7,487)               (22)
            -                     -                     -                     -                  -
            -                     -                     -               (15,818)                 -
           (1)                 (202)             (126,250)             (503,276)           (35,223)
           (2)                  (20)              (16,280)             (194,055)            (8,325)
            -                     -                (1,298)               (3,403)                (9)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

        4,963                36,464               610,291             2,901,581            152,779
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
        4,787                35,546               589,527             2,558,370            154,565

            -                     -                     -               154,565                  -
=======================================================================================================
-------------------------------------------------------------------------------------------------------
       $4,787               $35,546              $589,527            $2,712,935           $154,565
=======================================================================================================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

         For The Years Ended December 31, 2002 and 2001, Except as Noted

                                                                                  LargeCap Stock
                                                                                  Index Division
                                                                         ----------------------------------
                                                                         ----------------------------------
                                                                               2002            2001
                                                                         ----------------------------------

 Increase (decrease) in net assets Operations:
    Net investment income (loss)                                         $         55,082 $       31,328
    Total realized gains (losses) on                                            (594,679)       (198,070)
      investments
    Change in net unrealized appreciation or
      depreciation of investments                                             (4,052,602)     (1,608,110)
                                                                         ----------------------------------
                                                                         ----------------------------------
 Net increase (decrease) in net assets
    resulting from operations                                                 (4,592,199)     (1,774,852)

 Policy related transactions:
    Net premium payments, less sales charges
      and applicable premium taxes                                            14,560,516      10,027,318
    Contract terminations and surrenders                                        (463,021)       (306,450)
    Death benefit payments                                                       (45,027)       (300,788)
    Policy loan transfers                                                       (102,300)        (35,555)
    Transfers to other contracts                                              (7,229,222)     (1,507,223)
    Cost of insurance and administration charges                              (1,305,444)       (974,711)
    Surrender charges                                                           (217,919)       (126,670)
                                                                         ----------------------------------
                                                                         ----------------------------------
 Increase (decrease) in net assets from
    policy related transactions                                                5,197,583       6,775,921
                                                                         ----------------------------------
                                                                         ----------------------------------
 Total increase (decrease)                                                       605,384       5,001,069

 Net assets at beginning of period                                            17,277,953      12,276,884
                                                                         ==================================
                                                                         ----------------------------------
 Net assets at end of period                                                 $17,883,337     $17,277,953
                                                                         ==================================

(1) Commenced operations May 18, 2002

See accompanying notes.

                       MFS VIT Emerging      MFS VIT MidCap
      LargeCap              Growth               Growth               MFS VIT             MFS VIT
        Value            Division (1)         Division (1)         New Discovery           Value
    Division (1)                                                   Division (1)         Division (1)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
        2002                 2002                 2002                 2002                2002
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

   $    2,052           $        (7)            $    -               $    -             $       -
       (6,897)                    -                 (3)                   -                    (5)

       (1,732)               (1,084)               (15)                 (12)                  (50)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

       (6,577)               (1,091)               (18)                 (12)                  (55)



      698,143                18,643                380                  516                 2,740
       (2,761)         -          -         -        -           -        -           -         -
            -                     -                  -                    -                     -
       14,879                     -                  -                    -                     -
     (167,381)                 (248)                 -                    -                     -
      (21,798)                  (13)                 -                   (1)                   (3)
       (1,199)                    -                  -                    -                     -
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

      519,883                18,382                380                  515                 2,737
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
      513,307                17,291                362                  503                 2,682

            -                     -                  -                    -                     -
========================================================================================================
--------------------------------------------------------------------------------------------------------
     $513,307               $17,291               $362                 $503                $2,682
========================================================================================================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

                      For The Year Ended December 31, 2002




                                                                                MicroCap Division
                                                                        -----------------------------------
                                                                        -----------------------------------
                                                                              2002             2001
                                                                        -----------------------------------
                                                                        -----------------------------------

Increase (decrease) in net assets Operations:
   Net investment income (loss)                                         $      (16,490)   $     (13,429)
   Total realized gains (losses) on investments                                (14,991)          (3,292)
   Change in net unrealized appreciation or
     depreciation of investments                                              (390,297)          54,466
                                                                        -----------------------------------
                                                                        -----------------------------------
Net increase (decrease) in net assets
   resulting from operations                                                  (421,778)          37,745

Policy related transactions:
   Net premium payments, less sales charges
     and applicable premium taxes                                            1,565,445          935,120
   Contract terminations and surrenders                                        (55,059)         (33,408)
   Death benefit payments                                                      (29,054)          (1,301)
   Policy loan transfers                                                       (24,144)           1,306
   Transfers to other contracts                                               (658,521)        (154,517)
   Cost of insurance and administration charges                               (183,049)        (130,270)
   Surrender charges                                                           (22,542)         (15,724)
                                                                        -----------------------------------
                                                                        -----------------------------------
Increase (decrease) in net assets from policy
   related transactions                                                        593,076          601,206
                                                                        -----------------------------------
                                                                        -----------------------------------
Total increase (decrease)                                                      171,298          638,951

Net assets at beginning of period                                            1,907,964        1,269,013
                                                                        ===================================
                                                                        -----------------------------------
Net assets at end of period                                                 $2,079,262       $1,907,964
                                                                        ===================================

(2) Commenced operations May 19, 2001

See accompanying notes.

                                                                                   MidCap Growth
           MidCap Division                 MidCap Growth Division               Equity Division (2)
  ---------------------------------------------------------------------- -----------------------------------
        2002             2001              2002             2001               2002             2001
  ---------------------------------------------------------------------- -----------------------------------
    $     113,473  $         6,801    $     (29,839)    $     (23,388)     $    (2,355)     $      (317)
          349,955          971,237         (153,927)          (15,772)         (17,495)         (11,841)

       (4,421,440)      (2,591,787)        (901,244)         (418,816)         (79,644)           3,652
  ---------------------------------------------------------------------- -----------------------------------
  ---------------------------------------------------------------------- -----------------------------------

       (3,958,012)      (1,613,749)      (1,085,010)         (457,976)         (99,494)          (8,506)



       21,089,633       12,119,253        3,174,606         2,424,587          622,236          190,253
       (1,798,104)      (1,602,008)        (157,652)         (108,375)          (4,664)             (56)
         (154,322)         (42,287)          (1,754)             (780)               -                -
         (800,875)      (1,075,094)         (25,332)          (35,716)             535                -
      (11,099,081)      (2,850,649)      (1,394,735)         (405,618)        (245,233)         (51,184)
       (3,070,814)      (2,715,722)        (412,322)         (336,627)         (47,580)          (5,783)
         (534,787)        (298,611)         (70,701)          (44,316)          (2,050)             (23)
  ---------------------------------------------------------------------- -----------------------------------
  ---------------------------------------------------------------------- -----------------------------------

        3,631,650        3,534,882        1,112,110         1,493,155          323,244          133,207
  ---------------------------------------------------------------------- -----------------------------------
  ---------------------------------------------------------------------- -----------------------------------
         (326,362)       1,921,133           27,100         1,035,179          223,750          124,701

       39,443,774       37,522,641        3,431,858         2,396,679          124,701                -
  ====================================================================== ===================================
  ---------------------------------------------------------------------- -----------------------------------
      $39,117,412      $39,443,774       $3,458,958        $3,431,858         $348,451         $124,701
  ====================================================================== ===================================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

         For The Years Ended December 31, 2002 and 2001, Except as Noted

                                                        MidCap Value Division (2)
                                                    ----------------------------------
                                                    ----------------------------------
                                                          2002            2001
                                                    ----------------------------------

 Increase (decrease) in net assets Operations:
    Net investment income (loss)                     $     (11,327)    $     (484)
    Total realized gains (losses) on investments            (8,159)         9,904
    Change in net unrealized appreciation or
      depreciation of investments                         (189,123)         4,460
                                                    ----------------------------------
                                                    ----------------------------------
 Net increase (decrease) in net assets
    resulting from operations                             (208,609)        13,880

 Policy related transactions:
    Net premium payments, less sales charges
      and applicable premium taxes                       3,576,670        357,254
    Contract terminations and surrenders                   (14,907)           (76)
    Death benefit payments                                       -              -
    Policy loan transfers                                  (23,979)           147
    Transfers to other contracts                        (1,246,193)       (21,607)
    Cost of insurance and administration charges          (180,934)       (14,878)
    Surrender charges                                       (7,085)           (31)
                                                    ----------------------------------
                                                    ----------------------------------
 Increase (decrease) in net assets from policy
    related transactions                                 2,103,572        320,809
                                                    ----------------------------------
                                                    ----------------------------------
 Total increase (decrease)                               1,894,963        334,689

 Net assets at beginning of period                         334,689              -
                                                    ==================================
                                                    ----------------------------------
 Net assets at end of period                            $2,229,652       $334,689
                                                    ==================================

(1) Commenced operations May 18, 2002 (2) Commenced operations May 19, 2001

See accompanying notes.

                                                                     Putnam VT Growth      Putnam VT
                                                                           & Income        International
                                          Putnam VT Global Asset         Division (1)          Growth
      Money Market Division                Allocation Division                              Division (1)
----------------------------------- ----------------------------------------------------- -----------------
----------------------------------- ----------------------------------------------------- -----------------
      2002             2001               2002             2001              2002               2002
----------------------------------- ----------------------------------------------------- -----------------
----------------------------------- ----------------------------------------------------- -----------------

   $     145,903   $     618,496      $     13,375    $          975      $      (1)          $     (2)
               -               -           (59,295)           80,118            (64)               (18)

               -             (86)         (196,992)         (189,495)          (299)              (139)
----------------------------------- ----------------------------------------------------- -----------------
----------------------------------- ----------------------------------------------------- -----------------

         145,903         618,410          (242,912)         (108,402)          (364)              (159)



     113,723,721      79,238,720         1,712,467           929,244          9,977              8,315
      (2,650,800)       (966,272)          (42,422)          (26,087)             -                  -
              (1)       (214,508)           (1,474)                -              -                  -
        (448,276)       (154,267)           (8,338)           (2,776)             -                  -
     (90,646,862)    (62,751,766)         (802,374)         (133,536)            (1)                 -
      (5,046,755)     (3,706,667)         (196,731)         (149,078)            (5)                (4)
      (1,155,721)       (408,228)          (18,773)          (10,693)             -                  -
----------------------------------- ----------------------------------------------------- -----------------
----------------------------------- ----------------------------------------------------- -----------------

      13,775,306      11,037,012           642,355           607,074          9,971              8,311
----------------------------------- ----------------------------------------------------- -----------------
----------------------------------- ----------------------------------------------------- -----------------
      13,921,209      11,655,422           399,443           498,672          9,607              8,152

      29,911,038      18,255,616         1,442,869           944,197              -                  -
=================================== ===================================================== =================
----------------------------------- ----------------------------------------------------- -----------------
   $  43,832,247     $29,911,038        $1,842,312        $1,442,869         $9,607             $8,152
=================================== ===================================================== =================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

         For The Years Ended December 31, 2002 and 2001, Except as Noted




                                                           Putnam VT Vista Division
                                                      -----------------------------------
                                                      -----------------------------------
                                                            2002             2001
                                                      -----------------------------------

Increase (decrease) in net assets Operations:
   Net investment income (loss)                        $     (57,138)   $     (56,353)
   Total realized gains (losses) on investments             (725,095)         257,349
   Change in net unrealized appreciation or
     depreciation of investments                          (1,441,295)      (2,557,000)
                                                      -----------------------------------
                                                      -----------------------------------
Net increase (decrease) in net assets
   resulting from operations                              (2,223,528)      (2,356,004)

Policy related transactions:
   Net premium payments, less sales charges
     and applicable premium taxes                          4,558,758        6,357,039
   Contract terminations and surrenders                     (479,091)         (98,457)
   Death benefit payments                                       (454)          (4,795)
   Policy loan transfers                                      27,081          (58,115)
   Transfers to other contracts                           (2,183,248)      (1,647,186)
   Cost of insurance and administration charges             (739,686)        (801,378)
   Surrender charges                                        (210,816)         (42,014)
                                                      -----------------------------------
                                                      -----------------------------------
Increase (decrease) in net assets from policy
   related transactions                                      972,544        3,705,094
                                                      -----------------------------------
                                                      -----------------------------------
Total increase (decrease)                                 (1,250,984)       1,349,090

Net assets at beginning of period                          6,598,135        5,249,045
                                                      ===================================
                                                      -----------------------------------
Net assets at end of period                               $5,347,151       $6,598,135
                                                      ===================================

See accompanying notes.

    Putnam VT Voyager Division             Real Estate Division                 SmallCap Division
 ---------------------------------- ----------------------------------- ----------------------------------
       2002             2001              2002             2001               2002             2001
 ---------------------------------- ----------------------------------- ----------------------------------
 ---------------------------------- ----------------------------------- ----------------------------------

  $      (79,605)  $     (185,141)      $   170,390      $   104,399     $     (30,173)    $     (23,604)
      (1,045,024)       3,938,311           163,122           12,059          (178,508)          (24,501)

      (5,684,262)      (8,868,879)          (45,294)         113,786        (1,187,690)          117,453
 ---------------------------------- ----------------------------------- ----------------------------------
 ---------------------------------- ----------------------------------- ----------------------------------

      (6,808,891)      (5,115,709)          288,218          230,244        (1,396,371)           69,348



      14,853,309       14,000,975        11,356,211        3,324,796         5,172,538         2,422,686
        (897,200)        (412,007)         (578,912)         (20,244)         (248,124)          (39,344)
         (51,223)          (4,549)          (37,637)            (159)          (51,643)             (444)
         (70,868)        (158,880)          (63,093)          (7,056)          (32,201)          (23,996)
      (6,239,681)      (2,303,977)       (6,244,182)        (971,701)       (1,646,120)         (356,879)
      (2,551,625)      (2,490,655)         (587,964)        (254,043)         (468,478)         (329,879)
        (405,722)        (172,813)         (248,918)          (8,278)         (112,783)          (17,789)
 ---------------------------------- ----------------------------------- ----------------------------------
 ---------------------------------- ----------------------------------- ----------------------------------

       4,636,990        8,458,094         3,595,505        2,063,315         2,613,189         1,654,355
 ---------------------------------- ----------------------------------- ----------------------------------
 ---------------------------------- ----------------------------------- ----------------------------------
      (2,171,901)       3,342,385         3,883,723        2,293,559         1,216,818         1,723,703

      22,400,946       19,058,561         3,295,109        1,001,550         3,681,969         1,958,266
 ================================== =================================== ==================================
 ---------------------------------- ----------------------------------- ----------------------------------
     $20,229,045      $22,400,946        $7,178,832       $3,295,109        $4,898,787        $3,681,969
 ================================== =================================== ==================================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

         For The Years Ended December 31, 2002 and 2001, Except as Noted




                                                         SmallCap Growth Division
                                                    -----------------------------------
                                                    -----------------------------------
                                                          2002             2001
                                                    -----------------------------------

Increase (decrease) in net assets Operations:
   Net investment income (loss)                      $      (95,093)  $      (88,523)
   Total realized gains (losses) on investments            (924,043)        (274,722)
   Change in net unrealized appreciation or
     depreciation of investments                         (4,311,670)      (3,028,545)
                                                    -----------------------------------
                                                    -----------------------------------
Net increase (decrease) in net assets
   resulting from operations                             (5,330,806)      (3,391,790)

Policy related transactions:
   Net premium payments, less sales charges
     and applicable premium taxes                         7,894,248        8,281,086
   Contract terminations and surrenders                    (539,944)        (166,952)
   Death benefit payments                                    (6,313)          (3,561)
   Policy loan transfers                                    (35,229)         (57,461)
   Transfers to other contracts                          (3,065,270)      (1,733,699)
   Cost of insurance and administration charges          (1,177,144)      (1,177,938)
   Surrender charges                                       (242,027)         (70,809)
                                                    -----------------------------------
                                                    -----------------------------------
Increase (decrease) in net assets from policy
   related transactions                                   2,828,321        5,070,666
                                                    -----------------------------------
                                                    -----------------------------------
Total increase (decrease)                                (2,502,485)       1,678,876

Net assets at beginning of period                        10,098,274        8,419,398
                                                    ===================================
                                                    -----------------------------------
Net assets at end of period                            $  7,595,789      $10,098,274
                                                    ===================================

See accompanying notes.

        SmallCap Value Division                    Utilities Division
---------------------------------------- ---------------------------------------
---------------------------------------- ---------------------------------------
        2002               2001                 2002               2001
---------------------------------------- ---------------------------------------
---------------------------------------- ---------------------------------------



  $      (11,431)      $     15,083         $     83,762       $     40,799
          24,070            249,326             (214,870)           (17,784)

        (916,250)           (33,749)            (148,204)          (646,422)
---------------------------------------- ---------------------------------------
---------------------------------------- ---------------------------------------

        (903,611)           230,660             (279,312)          (623,407)



      13,192,246          5,332,498            2,126,245          1,996,976
      (1,131,844)           (30,784)             (98,775)           (38,743)
         (33,477)                 -              (22,724)            (6,804)
        (129,557)           (42,215)             (41,476)            (7,531)
      (7,104,116)        (1,406,624)          (1,316,249)          (422,466)
        (692,478)          (266,125)            (259,348)          (212,532)
        (492,648)           (12,588)             (42,488)           (16,220)
---------------------------------------- ---------------------------------------
---------------------------------------- ---------------------------------------

       3,608,126          3,574,162              345,185          1,292,680
---------------------------------------- ---------------------------------------
---------------------------------------- ---------------------------------------
       2,704,515          3,804,822               65,873            669,273

       5,542,468          1,737,646            2,061,320          1,392,047
======================================== =======================================
---------------------------------------- ---------------------------------------
    $  8,246,983         $5,542,468           $2,127,193         $2,061,320
======================================== =======================================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

         For The Years Ended December 31, 2002 and 2001, Except as Noted


                                                                         Vanguard VIF      Vanguard VIF
                                                                           Balanced        Equity Index
                                                                         Division (1)      Division (1)
                                                                       ----------------- ------------------
                                                                       ----------------- ------------------
                                                                             2002              2002
                                                                       ----------------- ------------------
                                                                       ----------------- ------------------

Increase (decrease) in net assets Operations:
   Net investment income (loss)                                          $       (44)      $      (126)
   Total realized gains (losses) on investments                                    -              (165)
   Change in net unrealized appreciation or
     depreciation of investments                                              (1,060)          (18,999)
                                                                       ----------------- ------------------
                                                                       ----------------- ------------------
Net increase (decrease) in net assets                                         (1,104)          (19,290)
   resulting from operations

Policy related transactions:
   Net premium payments, less sales charges
     and applicable premium taxes                                            132,782           402,019
   Contract terminations and surrenders                                            -                 -
   Death benefit payments                                                          -                 -
   Policy loan transfers                                                           -                 -
   Transfers to other contracts                                               (1,442)           (4,687)
   Cost of insurance and administration charges                                  (94)             (265)
   Surrender charges                                                               -                 -
                                                                       ----------------- ------------------
                                                                       ----------------- ------------------
Increase (decrease) in net assets from policy                                131,246           397,067
   related transactions
                                                                       ----------------- ------------------
                                                                       ----------------- ------------------
Total increase (decrease)                                                    130,142           377,777

Net assets at beginning of period                                                  -                 -
                                                                       ================= ==================
                                                                       ----------------- ------------------
Net assets at end of period                                                 $130,142          $377,777
                                                                       ================= ==================

(1) Commenced operations May 18, 2002

See accompanying notes.

                                                              Wells Fargo
   Vanguard VIF      Wells Fargo VT      Wells Fargo VT    VT Large Company
   MidCap Index     Asset Allocation     Equity Income    Growth Division (1)
   Division (1)       Division (1)        Division (1)
 ------------------ ------------------ ---------------------------------------
 ------------------ ------------------ ---------------------------------------
       2002               2002                2002               2002
 ------------------ ------------------ ---------------------------------------
 ------------------ ------------------ ---------------------------------------

    $      (15)       $       565         $       41          $      (6)
           (44)               208                 69                 (1)

        (1,226)             4,490                 (1)              (189)
 ------------------ ------------------ ---------------------------------------
 ------------------ ------------------ ---------------------------------------

        (1,285)             5,263                109               (196)



        51,209            154,295             19,121              6,128
             -                  -                  -                  -
             -                  -                  -                  -
             -                  -                  -                  -
          (551)              (134)              (299)                (1)
           (32)            (4,429)            (2,541)              (188)
             -                  -                  -                  -
 ------------------ ------------------ ---------------------------------------
 ------------------ ------------------ ---------------------------------------

        50,626            149,732             16,281              5,939
 ------------------ ------------------ ---------------------------------------
 ------------------ ------------------ ---------------------------------------
        49,341            154,995             16,390              5,743

             -                  -                  -                  -
 ================== ================== =======================================
 ------------------ ------------------ ---------------------------------------
       $49,341           $154,995            $16,390             $5,743
 ================== ================== =======================================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                    Notes to Financial Statements (continued)



                        Principal Life Insurance Company
                         Variable Life Separate Account

                          Notes to Financial Statements

                                December 31, 2002

1. Investment and Accounting Policies

Principal Life Insurance Company Variable Life Separate Account (the Separate Account) is a segregated investment account of Principal Life Insurance Company (Principal Life) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible contractholders, each division of the Separate Account invests exclusively in shares representing interests in a corresponding investment option. As of December 31, 2002, contractholder investment options include the following diversified open-end management investment companies:

   Principal Variable Contracts Fund, Inc. (3):          Fidelity Variable Insurance Products Fund II:
     Asset Allocation Account                              Asset Manager Portfolio (2)
     Balanced Account                                      Contrafund Portfolio (2)
     Bond Account                                          Equity-Income Portfolio (2)
     Capital Value Account                                 Growth Portfolio (2)
     Equity Growth Account                                 High Income Portfolio (2)
     Government Securities Account                         MidCap Portfolio (2)
     Growth Account                                      Fidelity Variable Insurance Products Fund:
     High Yield Account                                    Contrafund Portfolio
     International Account                                 Equity-Income Portfolio
     International Emerging Markets Account (2)            High Income Portfolio
     International SmallCap Account                      Franklin Templeton VIP Trusts:
     LargeCap Blend Account (2)                            Income Securities Fund (2)
     LargeCap Growth Account (1)                           Mutual Discovery Securities Fund (2)
     LargeCap Stock Index Account                          Mutual Shares Securities Fund (2)
     LargeCap Value Account (2)                            Rising Dividends Securities Fund (2)
     MicroCap Account                                      Small Cap Value Securities Fund (2)
     MidCap Account                                      INVESCO Variable Investment Funds:
     MidCap Growth Account                                 Dynamics (1)
     MidCap Growth Equity Account (1)                      Core Equity (2)
     MidCap Value Account (1)                              Health Sciences (1)
     Money Market Account                                  Small Company Growth (1)
     Real Estate Account                                   Technology (1)
     Small Cap Account                                   Janus Aspen Portfolios:
     Small Cap Growth Account                              Aggressive Growth (1)
     Small Cap Value Account                               Balanced (2)
     Utilities Account                                     Core Equity (2)
                                                           Flexible Income (2)
                                                           International Growth (2)
                                                           Strategic Value (2)
                                                           Worldwide Growth (2)

   AIM Variable Investment Funds:                        JP Morgan Investment Portfolios:
     Aggressive Growth Fund (2)                            Bond (2)
     Core Equity Fund, formerly the Growth and Income      Small Company (2)
       Fund until May 18, 2002 name                     MFS VIT Portfolios:
       change (1)                                          Emerging Growth (2)
     Growth Fund (1)                                       MidCap Growth (2)
     International Growth Fund (2)                         New Discovery (2)
     Premier Equity Fund, formerly the Value Fund until    Value (2)
       May 18, 2002 name change (1)                     Neuberger Berman AMT Guardian
   American Century Variable Portfolios Inc., Class I:    Portfolio (2)
                                                        Putnam Variable Trust Funds:
     VP Income & Growth (1)                                Growth and Income (2)
     VP Ultra (1)                                          Global Asset Allocation
   American Century Variable Portfolios, Inc., Class II:   International Growth (2)
                                                           Vista
     Income and Growth (2)                                 Voyager
     International (2)                                   Vanguard Variable Insurance Funds:
     Ultra (2)                                             Balanced (2)
     Value (2)                                             Equity Index (2)
   Dreyfus Investment Portfolios:                          MidCap Index (2)
     Core Value (2)                                      Wells Fargo Variable Trusts:
     Founders Discovery (1)                                Asset Allocation (2)
     Founders Growth (2)                                   Equity Income (2)
   Dreyfus Socially Responsible Growth Fund (2)            Large Company Growth (2)
   Dreyfus Variable Investment Funds:
     Appreciation Portfolio (2)
     Quality Bond Portfolio (2)
     SmallCap Portfolio (2)

     (1) Additional investment option available to contractholders as of May 19, 2001
     (2) Additional investment option available to contractholders as of May 18, 2002
     (3)  Organized by Principal Life Insurance Company

Investments are stated at the closing net asset values per share on December 31, 2002. The average cost method is used to determine realized gains and losses on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date.

The Separate Account supports the following variable life insurance contracts of Principal Life: Flex Variable Life Contracts, PrinFlex Life Contracts, Survivorship Variable Universal Life Insurance Contracts, Variable Universal Life Accumulator Contracts, Benefit Variable Universal Life Contracts, and Executive Variable Universal Life Contracts.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Separate Account's financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2. Expenses and Related Party Transactions

Principal Life is compensated for the following expenses and charges:

   Flex Variable Life Contracts - Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of .75% of the asset value of each policy. An annual administration charge of $57 for each policy and a cost of insurance charge, which is based on the Company's expected future mortality experience, is deducted as compensation for administrative and insurance expenses, respectively. A sales charge of 5.0% and a tax charge of 2.0% is deducted from each payment made on behalf of each participant. The sales and tax charge is deducted from the payments by Principal Life prior to their transfer to the Separate Account. In addition, a surrender charge up to a maximum of 25% of the minimum first year premium may be imposed upon total surrender or termination of a policy for insufficient value.

   PrinFlex Life Contracts - Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of .90% of the asset value of each policy. A monthly administration charge of $.40 for each $1,000 of policy face amount will be deducted from policies in their first year. After the first policy year, the administration charge is $6.00 per month. A cost of insurance charge, which is based on the Company's expected future mortality experience, is also deducted as compensation for insurance charges. A sales charge of 2.75% of premiums less than or equal to target premium and .75% of premiums in excess of target is deducted from each payment on behalf of each participant. A tax charge of 2.2% for state and local taxes and 1.25% for federal taxes is also deducted from each payment on behalf of each participant. The sales and tax charge is deducted from contributions by Principal Life prior to their transfer to the Separate Account.

   Survivorship Variable Universal Life Insurance Contracts - Mortality and expenses risk assumed by Principal Life are compensated for by a charge equivalent to an annual rate of .80% of the asset value of each policy. A monthly administration charge of $8.00 is deducted from policies. There is an additional monthly administration charge in the first ten years (and ten years after an increase in the face amount) of $.07 per $1,000 of face amount. The charge of $.07 is increased by $.005 per $1,000 for each insurer classified as a smoker. A cost of insurance charge, which is based on the Company's expected future mortality experience, is also deducted as compensation for insurance charges. A sales charge of 5.0% of premiums less than or equal to target premium and 2.0% of premiums in excess of target is deducted from each payment on behalf of each participant. A tax charge of 2.2% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sale and tax charge is deducted from contributions by Principal Life prior to their transfer to the Separate Account.

   Variable Universal Life Accumulator Contracts (beginning in 2001) - Mortality and expenses risk assumed by Principal Life are compensated for by a charge equivalent to an annual rate of .70% of the asset value of each policy. The current administrative charge is $25.00 per month during the first policy year. After the first policy year, the administrative charge is $10.00 per month. A cost of insurance charge, which is based on the Company's expected future mortality experience, is deducted as compensation for insurance charges. A sales charge of 3.0% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 2.2% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charge is deducted from contributions by Principal Life prior to their transfer to the Separate Account.

   Benefit Variable Universal Life Contracts (beginning in 2002) - Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense risk is deducted at an annual rate of .40% of the net policy value to cover this risk. A cost of insurance charge, which is based on the Company's expected future mortality experience, is deducted as compensation for insurance charges. In the first through fifth years, a sales charge of 6.50% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 2.2% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charge is deducted from contributions by Principal Life prior to their transfer to the Separate Account.

   Executive Variable Universal Life Contracts (beginning in 2002) - Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense risk is deducted at an annual rate of .30% of the net policy value to cover this risk. A cost of insurance charge, which is based on the Company's expected future mortality experience, is deducted as compensation for insurance charges. In the first year, a sales charge of 4.50% of premiums paid is deducted from each payment on behalf of each participant. In years two through five, a sales charge of 7.0% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 2.2% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charge is deducted from contributions by Principal Life prior to their transfer to the Separate Account.

In addition, during the year ended December 31, 2002, management fees were paid indirectly to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.), an affiliate of Principal Life Insurance Company, in its capacity as advisor to Principal Variable Contracts Fund, Inc. Investment advisory and management fees are computed at the annual rate of .35% of the average daily net assets of the Large Cap Stock Index Account and 1.00% of the average daily net assets of the MidCap Growth Equity Account.

The investment advisory and management fees for certain Accounts of the Principal Variable Contracts Fund, Inc. are based on an annual rate of the average daily net assets, which decreases by .05% for each $100 million increase in net asset value above the initial $100 million of net assets for each Account, with the final decrease in the annual rate occurring when net assets exceed $400 million. This rate structure applies to the Accounts in the following table, which discloses the fee range for each Account from the first $100 million of net asset value to net asset values of over $400 million.

                          Account                     Fee Range
   --------------------------------------------------------------------
   --------------------------------------------------------------------

   Bond, Government Securities, Money Market       0.50%   - 0.30%
   Balanced, High Yield, Utilities                 0.60    - 0.40
   MidCap                                          0.65    - 0.45
   Asset Allocation, Equity Growth                 0.80    - 0.60
   SmallCap                                        0.85    - 0.65
   MidCap Growth, Real Estate                      0.90    - 0.70
   MicroCap, SmallCap Growth                       1.00    - 0.80
   SmallCap Value                                  1.10    - 0.90
   International SmallCap                          1.20    - 1.00

The investment advisory and management fees for certain Accounts of the Principal Variable Contracts Fund, Inc. are based on an annual rate of the average daily net assets, which decreases by .05% for each $250 million increase in net asset value above the initial $250 million of net assets for each Account, with the final decrease in the annual rate occurring when net assets exceed $1 billion. This rate structure applies to the Accounts in the following table, which discloses the fee range for each Account from the first $250 million of net asset value to net asset values of over $1 billion:

            Account                                      Fee Range
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------

   Capital Value, Growth                               0.60% - 0.40%
   LargeCap Blend, LargeCap Value                     0.75    - 0.55
   International                                      0.85    - 0.65
   MidCap Value                                       1.05    - 0.85
   LargeCap Growth                                    1.10    - 0.90
   International Emerging Markets                     1.25    - 1.05

3. Federal Income Taxes

The operations of the Separate Account are a part of the operations of Principal Life. Under current practice, no federal income taxes are allocated by Principal Life to the operations of the Separate Account.

4. Purchases and Sales of Investments

The aggregate cost of purchases and proceeds from sales of investments were as follows for the year ended December 31, 2002:

   Division                                  Purchase           Sales
   --------------------------------------------------------------------------

   AIM V.I. Aggressive Growth:
      Benefit Variable Universal Life          $        -     $          -
      Executive Variable Universal Life             3,974                 5

   AIM V.I. Core Equity:
      Flex Variable Life                            3,332            1,473
      PrinFlex Life                             1,168,186          709,745
      Survivorship Variable Universal Life          9,876            1,582
      Variable Universal Life Accumulator         195,898           49,174

   Division                                        Purchase           Sales
  ------------------------------------------------------------------------------
   AIM V.I. Growth:
      Flex Variable Life                        $         3,000 $              4
      PrinFlex Life                                   1,147,499          643,469
      Survivorship Variable Universal Life               21,504              794
      Variable Universal Life Accumulator               114,676           23,596

   AIM V.I. Premier Equity:
      Flex Variable Life                                  6,151            1,029
      PrinFlex Life                                   3,712,136        2,421,629
      Survivorship Variable Universal Life               76,962            4,592
      Variable Universal Life Accumulator               308,489           51,683
      Benefit Variable Universal Life                         -                -
      Executive Variable Universal Life                       -                -

   American Century VP Ultra, Class II:
      Benefit Variable Universal Life                         -                -
      Executive Variable Universal Life                  80,784              636

   American Century VP Value, Class II:
      Flex Variable Life                                  2,082            2,066
      PrinFlex Life                                     304,376           66,334
      Survivorship Variable Universal Life               31,275              651
      Variable Universal Life Accumulator                70,833           10,668
      Benefit Variable Universal Life                         -                -
      Executive Variable Universal Life                     530                9

   American Century VP Income & Growth, Class I:
      Flex Variable Life                                  4,366              549
      PrinFlex Life                                   1,327,319          597,788
      Survivorship Variable Universal Life               43,087            1,953
      Variable Universal Life Accumulator               305,428           46,050

   American Century VP Ultra, Class I:
      Flex Variable Life                                  9,253              696
      PrinFlex Life                                     447,403          216,692
      Survivorship Variable Universal Life               28,904            1,870
      Variable Universal Life Accumulator               196,911           30,802

   Division                                               Purchase           Sales
   ---------------------------------------------------------------------------------------

   Asset Allocation:
      Flex Variable Life                                $       12,008  $         1,263
      PrinFlex Life                                          6,023,548        7,088,276
      Survivorship Variable Universal Life                     265,939           58,327
      Variable Universal Life Accumulator                      461,521           73,261

   Balanced:
      Flex Variable Life                                       465,924          542,294
      PrinFlex Life                                          5,422,207        4,674,888
      Survivorship Variable Universal Life                     244,444           43,578
      Variable Universal Life Accumulator                      254,511           87,601

   Bond:
      Flex Variable Life                                     1,188,781        1,258,773
      PrinFlex Life                                         22,159,884       17,110,923
      Survivorship Variable Universal Life                     424,879           81,152
      Variable Universal Life Accumulator                      920,925          167,725
      Benefit Variable Universal Life                                -                -
      Executive Variable Universal Life                        145,697              160

   Capital Value:
      Flex Variable Life                                       882,326        1,291,506
      PrinFlex Life                                         10,704,388        8,016,614
      Survivorship Variable Universal Life                     259,540           59,515
      Variable Universal Life Accumulator                    3,277,357          271,032
      Benefit Variable Universal Life                                -                -
      Executive Variable Universal Life                         23,156              377

   Dreyfus DIP Founders Discovery:
      Flex Variable Life                                             -                -
      PrinFlex Life                                            172,142          116,577
      Survivorship Variable Universal Life                           -                -
      Variable Universal Life Accumulator                       20,803            3,916
      Benefit Variable Universal Life                                -                -
      Executive Variable Universal Life                          1,245               25

4. Purchases and Sales of Investments (continued)

   Division                                                    Purchase           Sales
   ----------------------------------------------------------------------------------------

   Dreyfus DIP Core Value:
      Benefit Variable Universal Life                   $               -$               -
      Executive Variable Universal Life                           23,602              413

   Dreyfus VIF SmallCap:
      Benefit Variable Universal Life                                  -                -
      Executive Variable Universal Life                           15,978              261

   Equity Growth:
      Flex Variable Life                                          19,118            5,253
      PrinFlex Life                                           24,836,999       21,106,022
      Survivorship Variable Universal Life                       803,064          259,337
      Variable Universal Life Accumulator                        699,162          132,603
      Benefit Variable Universal Life                                  -                -
      Executive Variable Universal Life                            3,157                3

   Fidelity VIP Contrafund:
      Flex Variable Life                                          76,512            4,503
      PrinFlex Life                                           22,075,618       19,934,304
      Survivorship Variable Universal Life                       558,783          237,551
      Variable Universal Life Accumulator                      1,037,969          240,597

   Fidelity VIP Equity-Income:
      Flex Variable Life                                          54,248           10,442
      PrinFlex Life                                           17,507,107       14,460,611
      Survivorship Variable Universal Life                       418,120          122,294
      Variable Universal Life Accumulator                        586,744          105,896

   Fidelity VIP High Income:
      Flex Variable Life                                           1,733              430
      PrinFlex Life                                            2,833,530        2,226,316
      Survivorship Variable Universal Life                        58,552           13,476
      Variable Universal Life Accumulator                         26,580            5,515

   Division                                         Purchase           Sales
   ---------------------------------------------------------------------------------

   Fidelity VIP II Contrafund:
      Benefit Variable Universal Life           $                  $            -
                                                               -
      Executive Variable Universal Life                   32,463               29

   Fidelity VIP II Equity-Income:
      Benefit Variable Universal Life                          -                -
      Executive Variable Universal Life                   74,305            1,384

   Fidelity VIP II Growth:
      Flex Variable Life                                   2,000                3
      PrinFlex Life                                      267,275          151,391
      Survivorship Variable Universal Life                 9,478              579
      Variable Universal Life Accumulator                 33,099            2,222
      Benefit Variable Universal Life                          -                -
      Executive Variable Universal Life                      848                1

   Fidelity VIP II MidCap:
      Benefit Variable Universal Life                          -                -
      Executive Variable Universal Life                   28,347              285

   Franklin Income Securities:
      Benefit Variable Universal Life                          -                -
      Executive Variable Universal Life                    7,066              114

   Franklin Mutual Discovery:
      Benefit Variable Universal Life                          -                -
      Executive Variable Universal Life                   14,702               75

   Franklin Mutual Shares:
      Benefit Variable Universal Life                          -                -
      Executive Variable Universal Life                    2,412                3

   Franklin Rising Dividends:
      Benefit Variable Universal Life                          -                -
      Executive Variable Universal Life                  157,729            1,958

4. Purchases and Sales of Investments (continued)

   Division                                          Purchase           Sales
   ----------------------------------------------------------------------------------

   Franklin Small Cap Value Securities:

      Benefit Variable Universal Life            $              -   $            -
      Executive Variable Universal Life                    82,805            1,225

   Government Securities:
      Flex Variable Life                                  188,393            8,244
      PrinFlex Life                                    26,083,155       16,152,805
      Survivorship Variable Universal Life                682,733           78,896
      Variable Universal Life Accumulator               1,814,377          313,184
      Benefit Variable Universal Life                           -                -
      Executive Variable Universal Life                   160,804              166

   Growth:
      Flex Variable Life                                        -                -
      PrinFlex Life                                     7,374,789        5,652,046
      Survivorship Variable Universal Life                362,065          124,954
      Variable Universal Life Accumulator                  73,578           15,972
      Benefit Variable Universal Life                           -                -
      Executive Variable Universal Life                         -                -

   High Yield:
      Flex Variable Life                                  194,278          668,243

   International:
      Flex Variable Life                                    4,330            2,300
      PrinFlex Life                                    12,983,079       10,399,407
      Survivorship Variable Universal Life                393,008          133,365
      Variable Universal Life Accumulator               1,838,408          142,632
      Benefit Variable Universal Life                           -                -
      Executive Variable Universal Life                   162,064            2,411

   International Emerging Markets:
      Flex Variable Life                                    2,235                6
      PrinFlex Life                                     3,252,713        3,178,262
      Survivorship Variable Universal Life                  3,432            3,199
      Variable Universal Life Accumulator                  69,109            6,168

   Division                                     Purchase           Sales
   -----------------------------------------------------------------------------

   International SmallCap:
      Flex Variable Life                      $       20,977 $            699
      PrinFlex Life                               15,045,603       13,660,870
      Survivorship Variable Universal Life           181,822           80,133
      Variable Universal Life Accumulator            431,504           82,448
      Benefit Variable Universal Life                      -                -
      Executive Variable Universal Life                5,125               36

   INVESCO VIF-Dynamics:
      Flex Variable Life                                   -                -
      PrinFlex Life                                  342,587          217,898
      Survivorship Variable Universal Life            12,697               50
      Variable Universal Life Accumulator             28,481            4,581
      Benefit Variable Universal Life                      -                -
      Executive Variable Universal Life                  848                1

   INVESCO VIF-Health Sciences:
      Flex Variable Life                               9,710            1,106
      PrinFlex Life                                1,311,623          640,713
      Survivorship Variable Universal Life            52,577            5,976
      Variable Universal Life Accumulator            257,569           50,137
      Benefit Variable Universal Life                      -                -
      Executive Variable Universal Life                7,877                5

   INVESCO VIF-Small Company Growth:
      Flex Variable Life                               2,074              891
      PrinFlex Life                                  715,045          391,092
      Survivorship Variable Universal Life             7,580              206
      Variable Universal Life Accumulator            134,686           22,435
      Benefit Variable Universal Life                      -                -
      Executive Variable Universal Life                2,339                1

   Division                                         Purchase           Sales
   ----------------------------------------------------------------------------

   INVESCO VIF-Technology:
      Flex Variable Life                          $     16,558  $         2,695
      PrinFlex Life                                    670,295          256,363
      Survivorship Variable Universal Life              20,288              900
      Variable Universal Life Accumulator               67,295           17,581
      Benefit Variable Universal Life                        -                -
      Executive Variable Universal Life                  2,023                1

   Janus Aspen Aggressive Growth:
      Flex Variable Life                                26,579           25,493
      PrinFlex Life                                  1,030,874          566,441
      Survivorship Variable Universal Life              30,017            1,264
      Variable Universal Life Accumulator              194,448           45,475
      Benefit Variable Universal Life                        -                -
      Executive Variable Universal Life                 72,375              906

   Janus Aspen Core Equity:
      Benefit Variable Universal Life                        -                -
      Executive Variable Universal Life                  9,694               81

   Janus Aspen Flexible Income:
      Benefit Variable Universal Life                        -                -
      Executive Variable Universal Life                 23,788               31

   Janus Aspen Worldwide Growth:
      Benefit Variable Universal Life                        -                -
      Executive Variable Universal Life                  4,982                3

   JP Morgan Small Company:
      Benefit Variable Universal Life                        -                -
      Executive Variable Universal Life                 36,686              231

   Division                                        Purchase           Sales
   -----------------------------------------------------------------------------

   LargeCap Blend:
      Flex Variable Life                        $         4,030 $             89
      PrinFlex Life                                     549,167          133,439
      Survivorship Variable Universal Life                  608               86
      Variable Universal Life Accumulator               101,622           12,931
      Benefit Variable Universal Life                         -                -
      Executive Variable Universal Life                 103,270            1,348

   LargeCap Growth:
      Flex Variable Life                                  9,987            1,341
      PrinFlex Life                                     962,798          572,860
      Survivorship Variable Universal Life                7,256              926
      Variable Universal Life Accumulator             2,645,577          158,128
      Benefit Variable Universal Life                         -                -
      Executive Variable Universal Life                       -                -

   LargeCap Stock Index:
      Flex Variable Life                                 31,901           13,452
      PrinFlex Life                                  13,258,240        8,853,614
      Survivorship Variable Universal Life              826,579          489,353
      Variable Universal Life Accumulator               651,494          159,130

   LargeCap Value:
      Flex Variable Life                                  2,014                3
      PrinFlex Life                                     563,821          171,881
      Survivorship Variable Universal Life                6,814              348
      Variable Universal Life Accumulator               109,854            7,164
      Benefit Variable Universal Life                         -                -
      Executive Variable Universal Life                  19,249              420

   MFS VIT Emerging Growth:
      Benefit Variable Universal Life                         -                -
      Executive Variable Universal Life                  18,643              268

   Division                                    Purchase           Sales
   --------------------------------------------------------------------------

   MFS VIT MidCap Growth:
      Benefit Variable Universal Life      $                    $           -
                                                          -
      Executive Variable Universal Life                 380                 -

   MFS VIT New Discovery:
      Benefit Variable Universal Life                     -                -
      Executive Variable Universal Life                 516                1

   MFS VIT Value:
      Benefit Variable Universal Life                     -                -
      Executive Variable Universal Life               2,740                3

   MicroCap:
      Flex Variable Life                              9,222            7,086
      PrinFlex Life                               1,448,400          945,584
      Survivorship Variable Universal Life           18,737           20,626
      Variable Universal Life Accumulator            92,167           18,644

   MidCap:
      Flex Variable Life                          3,242,889        3,561,431
      PrinFlex Life                              17,338,523       13,847,019
      Survivorship Variable Universal Life          498,313          119,495
      Variable Universal Life Accumulator           980,887          225,607
      Benefit Variable Universal Life                     -                -
      Executive Variable Universal Life              18,269              241

   MidCap Growth:
      Flex Variable Life                              3,047            1,023
      PrinFlex Life                               2,871,939        2,038,269
      Survivorship Variable Universal Life           88,882           18,055
      Variable Universal Life Accumulator           210,739           34,989
      Benefit Variable Universal Life                     -                -
      Executive Variable Universal Life                   -                -

   Division                                    Purchase           Sales
   ----------------------------------------------------------------------------

   MidCap Growth Equity:
      Flex Variable Life Division           $         1,421 $            324
      PrinFlex Life                                 501,271          269,370
      Survivorship Variable Universal Life           11,179            2,740
      Variable Universal Life Accumulator           107,313           28,910
      Benefit Variable Universal Life                     -                -
      Executive Variable Universal Life               1,051                2

   MidCap Value:
      Flex Variable Life                             42,943            4,909
      PrinFlex Life                               3,116,975        1,419,845
      Survivorship Variable Universal Life           71,980            5,507
      Variable Universal Life Accumulator           333,462           53,981
      Benefit Variable Universal Life                     -                -
      Executive Variable Universal Life              12,841              183

   Money Market:
      Flex Variable Life                            219,045          232,162
      PrinFlex Life                              83,321,082       79,844,063
      Survivorship Variable Universal Life        3,600,781        2,981,982
      Variable Universal Life Accumulator        19,566,384       15,340,621
      Benefit Variable Universal Life               202,865              914
      Executive Variable Universal Life           7,299,802        1,889,008

   Putnam VT Global Asset Allocation:
      Flex Variable Life                                874              476
      PrinFlex Life                               1,614,094        1,041,617
      Survivorship Variable Universal Life           28,203           20,619
      Variable Universal Life Accumulator            96,976           21,705

   Putnam VT Growth & Income:
      Benefit Variable Universal Life                     -                -
      Executive Variable Universal Life               9,976                6

   Putnam VT International Growth:
      Benefit Variable Universal Life                     -                -
      Executive Variable Universal Life               8,315                6

   Division                                    Purchase           Sales
   ----------------------------------------------------------------------------

   Putnam VT Vista:
      Flex Variable Life                    $         2,659 $            480
      PrinFlex Life                               4,336,019        3,554,614
      Survivorship Variable Universal Life          172,330           79,002
      Variable Universal Life Accumulator            47,750            9,256

   Putnam VT Voyager:
      Flex Variable Life                             13,091            1,827
      PrinFlex Life                              13,758,783       10,058,918
      Survivorship Variable Universal Life          577,915          250,195
      Variable Universal Life Accumulator           628,949          112,131
      Benefit Variable Universal Life                     -                -
      Executive Variable Universal Life               1,719                1

   Real Estate:
      Flex Variable Life                             39,292            9,527
      PrinFlex Life                              10,176,307        7,512,941
      Survivorship Variable Universal Life          637,098          149,137
      Variable Universal Life Accumulator           606,683          131,133
      Benefit Variable Universal Life                     -                -
      Executive Variable Universal Life             114,262              557

   SmallCap:
      Flex Variable Life                             23,861            3,703
      PrinFlex Life                               3,385,307        2,422,800
      Survivorship Variable Universal Life          151,726           54,333
      Variable Universal Life Accumulator         1,615,766          113,159
      Benefit Variable Universal Life                     -                -
      Executive Variable Universal Life                 351                -

   SmallCap Growth:
      Flex Variable Life                              7,083              694
      PrinFlex Life                               7,260,575        4,990,084
      Survivorship Variable Universal Life          330,644           99,739
      Variable Universal Life Accumulator           295,945           70,502
      Benefit Variable Universal Life                     -                -
      Executive Variable Universal Life                   -                -

   Division                                    Purchase           Sales
   ----------------------------------------------------------------------------

   SmallCap Value:
      Flex Variable Life                     $       95,642  $         8,493
      PrinFlex Life                              12,147,134        9,396,812
      Survivorship Variable Universal Life          244,408           41,235
      Variable Universal Life Accumulator           739,940          198,166
      Benefit Variable Universal Life                     -                -
      Executive Variable Universal Life              14,464              187

   Utilities:
      Flex Variable Life                              2,879            6,164
      PrinFlex Life                               2,067,547        1,756,698
      Survivorship Variable Universal Life          105,419           28,502
      Variable Universal Life Accumulator            53,358            8,892

   Vanguard VIF Balanced:
      Benefit Variable Universal Life                     -                -
      Executive Variable Universal Life             132,781            1,579

   Vanguard VIF Equity Index:
      Benefit Variable Universal Life                     -                -
      Executive Variable Universal Life             402,020            5,079

   Vanguard VIF MidCap Index:
      Benefit Variable Universal Life                     -                -
      Executive Variable Universal Life              51,208              597

   Wells Fargo VT Asset Allocation:
      Flex Variable Life                                  -                -
      PrinFlex Life                                 135,601            4,778
      Survivorship Variable Universal Life                -                -
      Variable Universal Life Accumulator            20,205              731
      Benefit Variable Universal Life                     -                -
      Executive Variable Universal Life                   -                -

   Division                                   Purchase           Sales
   ---------------------------------------------------------------------------

   Wells Fargo VT Equity Income:
      Flex Variable Life                  $                $                -
                                                         -
      PrinFlex Life                                  4,835            1,730
      Survivorship Variable Universal Life               -                -
      Variable Universal Life Accumulator           14,384            1,167
      Benefit Variable Universal Life                    -                -
      Executive Variable Universal Life                  -                -

   Wells Fargo VT Large Company Growth:
      Flex Variable Life                             2,000                3
      PrinFlex Life                                  3,620               78
      Survivorship Variable Universal Life               -                -
      Variable Universal Life Accumulator              507              113
      Benefit Variable Universal Life                    -                -
      Executive Variable Universal Life                  -                -

5. Changes in Units Outstanding

Transactions in units were as follows for each of the years ended December 31:

                                                          2002                           2001
                                             --------------------------------------------------------------
   Division                                     Purchased      Redeemed        Purchased      Redeemed
   --------------------------------------------------------------------------------------------------------

   AIM V.I. Aggressive Growth:
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life                503              1               -              -

   AIM V.I. Core Equity:
      Flex Variable Life                               426            179           1,419             21
      PrinFlex Life                                154,333         97,337          11,676          1,031
      Survivorship Variable Universal Life           1,261            209             803             22
      Variable Universal Life Accumulator           26,168          6,827               -              -

   AIM V.I. Growth:
      Flex Variable Life                               501              -               -              -
      PrinFlex Life                                174,188         99,916          21,124          1,179
      Survivorship Variable Universal Life           3,557            122             467             12
      Variable Universal Life Accumulator           16,742          3,683              20              3

                                                          2002                           2001
                                             --------------------------------------------------------------
   Division                                     Purchased      Redeemed        Purchased      Redeemed
   --------------------------------------------------------------------------------------------------------

   AIM V.I. Premier Equity:
      Flex Variable Life                               823            140             912              4
      PrinFlex Life                                531,678        363,020          49,434          3,478
      Survivorship Variable Universal Life          10,959            679           1,363            125
      Variable Universal Life Accumulator           43,428          7,844              23              -
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life                  -              -               -              -

   American Century VP Ultra, Class II:
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life              9,616             76               -              -

   American Century VP Value, Class II:
      Flex Variable Life                               271            271               -              -
      PrinFlex Life                                 37,189          7,854               -              -
      Survivorship Variable Universal Life           3,842             77               -              -
      Variable Universal Life Accumulator            8,896          1,328               -              -
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life                 61              1               -              -

   American Century VP Income & Growth,
      Class I:
      Flex Variable Life                               509             67              92             14
      PrinFlex Life                                162,555         75,947          37,354          1,935
      Survivorship Variable Universal Life           5,405            250             266              -
      Variable Universal Life Accumulator           39,220          5,979               2              -

   American Century VP Ultra, Class I:
      Flex Variable Life                             1,044             83             105              3
      PrinFlex Life                                 55,675         27,696          31,751         11,551
      Survivorship Variable Universal Life           3,318            234             304              3
      Variable Universal Life Accumulator           25,259          4,104             388              8

   Asset Allocation:
      Flex Variable Life                             1,304            138             112              3
      PrinFlex Life                                440,054        517,163         571,494        292,702
      Survivorship Variable Universal Life          26,277          5,846          27,445          4,395
      Variable Universal Life Accumulator           33,150          5,532             102              1

                                                          2002                           2001
                                             --------------------------------------------------------------
   Division                                     Purchased      Redeemed        Purchased      Redeemed
   --------------------------------------------------------------------------------------------------------

   Balanced:
      Flex Variable Life                            14,646         20,255          15,028         18,996
      PrinFlex Life                                448,080        409,165         336,029        183,846
      Survivorship Variable Universal Life          27,646          5,149          24,294          3,182
      Variable Universal Life Accumulator           22,348          7,754           1,635              -

   Bond:
      Flex Variable Life                            40,210         45,770          29,174         17,360
      PrinFlex Life                              1,539,961      1,221,949         692,888        356,162
      Survivorship Variable Universal Life          32,992          6,633          24,469          3,160
      Variable Universal Life Accumulator           65,220         11,784             384              5
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life             10,105             11               -              -

   Capital Value:
      Flex Variable Life                            25,550         39,742          24,669         41,690
      PrinFlex Life                                858,533        674,243         766,251        474,114
      Survivorship Variable Universal Life          31,279          7,408          33,165          4,339
      Variable Universal Life Accumulator          273,736         24,192              27              3
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life              2,025             33               -              -

   Dreyfus DIP Founders Discovery:
      Flex Variable Life                                 -              -               -              -
      PrinFlex Life                                 24,362         16,443          26,123          8,811
      Survivorship Variable Universal Life               -              -               -              -
      Variable Universal Life Accumulator            3,231            603             118              1
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life                197              4               -              -

   Dreyfus DIP Core Value:
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life              2,840             50               -              -

   Dreyfus VIF SmallCap:
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life              2,044             33               -              -

                                                          2002                           2001
                                             --------------------------------------------------------------
   Division                                     Purchased      Redeemed        Purchased      Redeemed
   --------------------------------------------------------------------------------------------------------

   Equity Growth:
      Flex Variable Life                             2,404            713           1,366             81
      PrinFlex Life                              1,901,555      1,630,131       1,606,308        916,948
      Survivorship Variable Universal Life         102,081         34,292         103,844         21,544
      Variable Universal Life Accumulator           54,204         10,697             168              4
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life                267              -               -              -

   Fidelity VIP Contrafund:
      Flex Variable Life                             8,105            480             868             15
      PrinFlex Life                              1,407,375      1,289,391       1,269,025        670,721
      Survivorship Variable Universal Life          61,100         26,801          76,449         23,010
      Variable Universal Life Accumulator           67,104         15,563              66              3

   Fidelity VIP Equity-Income:
      Flex Variable Life                             5,915          1,288           2,580             45
      PrinFlex Life                              1,237,437      1,064,764         598,407        295,131
      Survivorship Variable Universal Life          42,473         13,439          76,070         11,289
      Variable Universal Life Accumulator           43,703          8,018             252              3

   Fidelity VIP High Income:
      Flex Variable Life                               170             47             158             24
      PrinFlex Life                                314,424        276,626         268,871        126,585
      Survivorship Variable Universal Life           6,829          1,984           8,447          1,460
      Variable Universal Life Accumulator            3,273            688               -              -

   Fidelity VIP II Contrafund:
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life              3,732              3               -              -

   Fidelity VIP II Equity-Income:
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life              8,902            164               -              -

                                                          2002                           2001
                                             --------------------------------------------------------------
   Division                                     Purchased      Redeemed        Purchased      Redeemed
   --------------------------------------------------------------------------------------------------------

   Fidelity VIP II Growth:
      Flex Variable Life                               269              -               -              -
      PrinFlex Life                                 35,856         20,783               -              -
      Survivorship Variable Universal Life           1,207             77               -              -
      Variable Universal Life Accumulator            4,356            291               -              -
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life                107              -               -              -

   Fidelity VIP II MidCap:
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life              3,353             34               -              -

   Franklin Income Securities:
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life                763             12               -              -

   Franklin Mutual Discovery:
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life              1,737              9               -              -

   Franklin Mutual Shares:
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life                284              -               -              -

   Franklin Rising Dividends:
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life             18,246            226               -              -

   Franklin Small Cap Value Securities:
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life             10,375            150               -              -

   Government Securities:
      Flex Variable Life                            17,133            665           3,300             16
      PrinFlex Life                              1,724,470      1,079,056         402,534        141,110
      Survivorship Variable Universal Life          41,330          6,203         253,638          2,548
      Variable Universal Life Accumulator          121,149         20,962           1,857              6
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life             10,593             11               -              -

                                                          2002                           2001
                                             --------------------------------------------------------------
   Division                                     Purchased      Redeemed        Purchased      Redeemed
   --------------------------------------------------------------------------------------------------------

   Growth:
      Flex Variable Life                                 -              -               -              -
      PrinFlex Life                                765,479        591,794         636,276        295,066
      Survivorship Variable Universal Life          60,743         21,043          60,549         11,196
      Variable Universal Life Accumulator            7,986          1,813              22              3
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life                  -              -               -              -

   High Yield:
      Flex Variable Life                             2,327         32,190          12,329          7,914

   International:
      Flex Variable Life                               579            320             121             10
      PrinFlex Life                              1,375,877      1,112,894         788,752        384,790
      Survivorship Variable Universal Life          53,534         17,908          57,515         10,739
      Variable Universal Life Accumulator          192,612         15,403             664              8
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life             18,018            267               -              -

   International Emerging Markets:
      Flex Variable Life                               296              -               -              -
      PrinFlex Life                                397,918        387,069               -              -
      Survivorship Variable Universal Life             380            371               -              -
      Variable Universal Life Accumulator            8,590            775               -              -

   International SmallCap:
      Flex Variable Life                             2,479             82               -              -
      PrinFlex Life                              1,311,307      1,191,030       1,205,683      1,043,675
      Survivorship Variable Universal Life          19,022          8,293          27,658          6,650
      Variable Universal Life Accumulator           39,322          7,632             239              3
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life                497              3               -              -

   INVESCO VIF-Dynamics:
      Flex Variable Life                                 -              -               -              -
      PrinFlex Life                                 54,399         35,552          10,124          3,537
      Survivorship Variable Universal Life           2,703              9               -              -
      Variable Universal Life Accumulator            4,306            780               -              -
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life                146              -               -              -

                                                          2002                           2001
                                             --------------------------------------------------------------
   Division                                     Purchased      Redeemed        Purchased      Redeemed
   --------------------------------------------------------------------------------------------------------

   INVESCO VIF-Health Sciences:
      Flex Variable Life                             1,049            125               -              -
      PrinFlex Life                                154,432         76,736          42,128          5,964
      Survivorship Variable Universal Life           6,245            726             942             29
      Variable Universal Life Accumulator           31,028          6,226             125              1
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life              1,021              1               -              -

   INVESCO VIF-Small Company Growth:
      Flex Variable Life                               292            131              23             13
      PrinFlex Life                                106,498         58,787           7,880            570
      Survivorship Variable Universal Life           1,204             34             112              -
      Variable Universal Life Accumulator           19,590          3,605               -              -
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life                380              -               -              -

   INVESCO VIF-Technology:
      Flex Variable Life                             3,780            562           2,315             85
      PrinFlex Life                                131,207         55,272          18,541          2,094
      Survivorship Variable Universal Life           5,327            207             631             26
      Variable Universal Life Accumulator           14,350          4,040              35              3
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life                474              -               -              -

   Janus Aspen Aggressive Growth:
      Flex Variable Life                             3,974          4,239           2,122             58
      PrinFlex Life                                168,600         94,221          60,330          9,545
      Survivorship Variable Universal Life           5,794            217             256             14
      Variable Universal Life Accumulator           32,515          8,051             236              6
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life             12,828            160               -              -

   Janus Aspen Core Equity:
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life              1,166             10               -              -

   Janus Aspen Flexible Income:
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life              2,193              3               -              -

                                                          2002                           2001
                                             --------------------------------------------------------------
   Division                                     Purchased      Redeemed            Purchased      Redeemed
   --------------------------------------------------------------------------------------------------------

   Janus Aspen Worldwide Growth:
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life                614              -               -              -

   JP Morgan Small Company:
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life              4,646             29               -              -

   LargeCap Blend:
      Flex Variable Life                               502              9               -              -
      PrinFlex Life                                 63,771         15,420               -              -
      Survivorship Variable Universal Life              71             10               -              -
      Variable Universal Life Accumulator           11,771          1,539               -              -
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life             11,880            155               -              -

   LargeCap Growth:
      Flex Variable Life                             1,381            206             815             39
      PrinFlex Life                                156,209         94,382          23,742          5,442
      Survivorship Variable Universal Life           1,027            144             316              4
      Variable Universal Life Accumulator          430,187         26,499              79              2
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life                  -              -               -              -

   LargeCap Stock Index:
      Flex Variable Life                             3,841          1,688           8,868            383
      PrinFlex Life                              1,747,634      1,199,646         948,390        333,375
      Survivorship Variable Universal Life         104,393         60,182         151,938         37,804
      Variable Universal Life Accumulator           86,061         21,794           1,147             14

   LargeCap Value:
      Flex Variable Life                               250              -               -              -
      PrinFlex Life                                 67,376         21,260               -              -
      Survivorship Variable Universal Life             763             42               -              -
      Variable Universal Life Accumulator           12,774            866               -              -
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life              2,224             48               -              -

                                                          2002                           2001
                                             --------------------------------------------------------------
   Division                                        Purchased      Redeemed        Purchased      Redeemed
   --------------------------------------------------------------------------------------------------------

   MFS VIT Emerging Growth:
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life              2,337             33               -              -

   MFS VIT MidCap Growth:
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life                 51              -               -              -

   MFS VIT New Discovery:
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life                 66              -               -              -

   MFS VIT Value:
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life                324              -               -              -

   MicroCap:
      Flex Variable Life                             1,023            833             858             20
      PrinFlex Life                                166,830        110,595         101,620         36,427
      Survivorship Variable Universal Life           1,882          2,184           2,279          2,423
      Variable Universal Life Accumulator           10,562          2,345             619              -

   MidCap:
      Flex Variable Life                            63,253         74,553          42,188         55,915
      PrinFlex Life                              1,127,978        941,445         633,135        389,369
      Survivorship Variable Universal Life          40,643         10,095          28,400          3,414
      Variable Universal Life Accumulator           65,685         15,113              55              -
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life              1,274             17               -              -

   MidCap Growth:
      Flex Variable Life                               432            123               -              -
      PrinFlex Life                                355,059        256,649         233,985         98,460
      Survivorship Variable Universal Life          12,287          2,285          14,588          1,375
      Variable Universal Life Accumulator           26,373          4,668             367              5
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life                  -              -               -              -

                                                          2002                           2001
                                             --------------------------------------------------------------
   Division                                     Purchased      Redeemed        Purchased      Redeemed
   --------------------------------------------------------------------------------------------------------

   MidCap Growth Equity:
      Flex Variable Life                               201             51               -              -
      PrinFlex Life                                 73,714         40,777          22,461          7,472
      Survivorship Variable Universal Life           1,684            470             169              3
      Variable Universal Life Accumulator           17,732          4,756               -              -
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life                182              -               -              -

   MidCap Value:
      Flex Variable Life                             4,359            544             262              8
      PrinFlex Life                                336,640        157,842          36,760          4,055
      Survivorship Variable Universal Life           8,207            618           1,148             22
      Variable Universal Life Accumulator           36,346          6,004             601              -
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life              1,445             20               -              -

   Money Market:
      Flex Variable Life                            11,453         12,370          14,184          8,029
      PrinFlex Life                              6,473,444      6,231,914       5,548,067      4,869,243
      Survivorship Variable Universal Life         314,487        263,244         782,891        643,912
      Variable Universal Life Accumulator        1,523,332      1,196,531          58,166         10,768
      Benefit Variable Universal Life               15,719             71               -              -
      Executive Variable Universal Life            565,768        146,485               -              -

   Putnam VT Global Asset Allocation:
      Flex Variable Life                                92             48           1,006             11
      PrinFlex Life                                170,717        113,228          81,387         29,967
      Survivorship Variable Universal Life           2,832          2,294           9,279          3,485
      Variable Universal Life Accumulator           10,643          2,448               -              -

   Putnam VT Growth & Income:
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life              1,190              1               -              -

   Putnam VT International Growth:
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life              1,020              1               -              -

                                                          2002                           2001
                                             --------------------------------------------------------------
   Division                                     Purchased      Redeemed        Purchased      Redeemed
   --------------------------------------------------------------------------------------------------------

   Putnam VT Vista:
      Flex Variable Life                               368             74              10              1
      PrinFlex Life                                516,108        423,309         506,114        226,945
      Survivorship Variable Universal Life          23,734         11,565          41,959         13,555
      Variable Universal Life Accumulator            5,906          1,193               4              1

   Putnam VT Voyager:
      Flex Variable Life                             1,632            227           2,665             45
      PrinFlex Life                              1,444,797      1,071,531       1,064,737        469,444
      Survivorship Variable Universal Life          72,826         32,703         129,924         23,448
      Variable Universal Life Accumulator           67,807         12,865             132              2
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life                199              -               -              -

   Real Estate:
      Flex Variable Life                             3,307            763             635             18
      PrinFlex Life                                734,134        547,374         244,749         97,325
      Survivorship Variable Universal Life          41,691         10,217          32,478          8,899
      Variable Universal Life Accumulator           43,352          9,600               -              -
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life              8,230             41               -              -

   SmallCap:
      Flex Variable Life                             2,750            441             641              3
      PrinFlex Life                                381,597        274,328         222,658         76,745
      Survivorship Variable Universal Life          16,086          6,175          16,892          2,913
      Variable Universal Life Accumulator          188,670         14,037               1              -
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life                 46              -               -              -

   SmallCap Growth:
      Flex Variable Life                             1,291            128             544              8
      PrinFlex Life                                882,495        605,793         590,984        240,527
      Survivorship Variable Universal Life          50,225         16,004          43,255         16,757
      Variable Universal Life Accumulator           39,572          9,895             183              3
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life                  -              -               -              -

                                                          2002                           2001
                                             --------------------------------------------------------------
   Division                                     Purchased      Redeemed        Purchased      Redeemed
   --------------------------------------------------------------------------------------------------------

   SmallCap Value:
      Flex Variable Life                             9,106            882             512             36
      PrinFlex Life                                887,831        691,513         390,303        133,997
      Survivorship Variable Universal Life          17,037          2,930          15,281          1,620
      Variable Universal Life Accumulator           53,732         14,423             421              -
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life              1,138             15               -              -

   Utilities:
      Flex Variable Life                               416            936             764             25
      PrinFlex Life                                216,115        190,767         149,552         56,519
      Survivorship Variable Universal Life          12,041          3,786          14,644          2,646
      Variable Universal Life Accumulator            5,740          1,014               -              -

   Vanguard VIF Balanced:
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life             14,457            170               -              -

   Vanguard VIF Equity Index:
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life             47,574            596               -              -

   Vanguard VIF MidCap Index:
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life              6,300             72               -              -

   Wells Fargo VT Asset Allocation:
      Flex Variable Life                                 -              -               -              -
      PrinFlex Life                                 15,681            535               -              -
      Survivorship Variable Universal Life               -              -               -              -
      Variable Universal Life Accumulator            2,214             81               -              -
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life                  -              -               -              -

                                                          2002                           2001
                                             --------------------------------------------------------------
   Division                                     Purchased      Redeemed        Purchased      Redeemed
   --------------------------------------------------------------------------------------------------------

   Wells Fargo VT Equity Income:
      Flex Variable Life                                 -              -               -              -
      PrinFlex Life                                    648            222               -              -
      Survivorship Variable Universal Life               -              -               -              -
      Variable Universal Life Accumulator            1,787            144               -              -
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life                  -              -               -              -

   Wells FargoVT Large Company Growth:
      Flex Variable Life                               257              -               -              -
      PrinFlex Life                                    447             10               -              -
      Survivorship Variable Universal Life               -              -               -              -
      Variable Universal Life Accumulator               64             14               -              -
      Benefit Variable Universal Life                    -              -               -              -
      Executive Variable Universal Life                  -              -               -              -

6. Financial Highlights

Principal Life sells a number of variable life insurance products, which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

Effective with the 2001 annual financial statements, the Separate Account has presented the following disclosures required by AICPA Audit and Accounting Guide for Investment Companies. The following table was developed by determining which products offered by Principal Life have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

                                         December 31             For the Year Ended December 31, Except as Noted
                              ---------------------------------- ------------------------------------------------
                                         Unit Fair                              Expense            Total
                                           Value         Net     Investment    Ratio (2)         Return (3)
                               Units     Lowest to     Assets      Income      Lowest to         Lowest to
            Division          (000's)     Highest      (000's)    Ratio (1)     Highest           Highest
   ------------------------------------------------------------- ------------------------------------------------
   ------------------------------------------------------------- ------------------------------------------------

   AIM V.I. Aggressive
      Growth:
        2002 (5)
                                    1      $7.71      $       4          -%      0.30%            (37.49)%

   AIM V.I. Core Equity:
      2002                         90   6.99 to 7.08        641      0.52     0.70 to 0.90   (16.21) to (15.58)
      2001 (4)                     13   8.35 to 8.39        107      0.17     0.75 to 0.90   (32.24) to (31.58)

   AIM V.I. Growth:
      2002                        112   5.84 to 5.92        660         -     0.70 to 0.90   (31.49) to (30.97)
      2001(4)                      20   8.56 to 856         175      0.80     0.70 to 0.90    (26.85) to 14.22

   AIM V.I. Premier Equity:
      2002                        263   6.10 to 6.19      1,627      0.52     0.70 to 0.90   (30.78) to (30.26)
      2001 (4)                     48   8.82 to 8.86        426      0.37     0.70 to 0.90    (22.82) to 0.99

   American Century VP
      Ultra, Class II:
        2002 (5)                   10       7.92             76      0.14         0.30            (34.09)

   American Century VP
      Value, Class II:
        2002 (5)                   41       8.47            345         -     0.30 to 0.90        (24.52)

   American Century VP
      Income & Growth, Class
      I:
        2002                      161   7.19 to 7.28      1,174      0.66     0.70 to 0.90   (19.97) to (19.37)
        2001 (4)                   36   8.99 to 9.03        323         -     0.70 to 0.90    (19.39) to 12.75

   American Century VP Ultra,
      Class I:
        2002                       74   7.03 to 7.11        528      0.27     0.70 to 0.90   (23.29) to (22.71)
        2001 (4)                   21   9.15 to 9.19        193         -     0.70 to 0.90    (17.09) to 18.56

   Asset Allocation:
      2002                        647  8.29 to 12.76      7,972         -     0.70 to 0.90   (13.59) to (12.94)
      2001                        675  9.59 to 14.66      9,650      2.57     0.70 to 0.90    (8.33) to (3.94)

                                         December 31             For the Year Ended December 31, Except as Noted
                              ---------------------------------- -------------------------------------------------
                                          Unit Fair                              Expense            Total
                                            Value        Net      Investment    Ratio (2)         Return (3)
                                Units     Lowest to    Assets       Income      Lowest to         Lowest to
            Division           (000's)     Highest     (000's)    Ratio (1)      Highest           Highest
   ------------------------------------------------------------- -------------------------------------------------
   -------------------------------------                         -------------------------------------------------

   Balanced:
      2002                        997  $8.04 to $23.83  $11,973      3.09%    0.70% to 0.90% (13.83)% to (13.18)%
      2001                        927   9.26 to 27.66    13,101      3.00      0.70 to 0.90    (8.12) to (6.97)

    Bond:
      2002                      1,438  12.81 to 28.88    22,060      3.99      0.30 to 0.90     8.44 to 12.70
      2001                      1,036  11.72 to 26.63    14,909      5.74      0.70 to 0.90     (8.64) to 8.14

   Capital Value:
      2002                      2,447   7.45 to 28.56    30,091      1.60      0.30 to 0.90   (26.50) to (13.66)
      2001                      2,002   8.63 to 33.33    29,595      1.25      0.70 to 0.90    (8.75) to 26.32

   Dreyfus DIP Founders
      Discovery:
        2002                       28       5.94            167         -      0.30 to 0.90   (48.04) to (33.23)
        2001 (4)                   17       8.89            155         -      0.70 to 0.90    (23.53) to 85.87

   Dreyfus DIP Core Value:
      2002 (5)                      3       7.86             22      0.48          0.30            (35.31)

   Dreyfus VIF SmallCap:
      2002 (5)                      2       7.61             15         -          0.30            (39.28)

   Equity Growth:
      2002                      3,734   6.44 to 11.18    40,551      0.29      0.30 to 0.90   (36.50) to (27.72)
      2001                      3,349   8.97 to 15.46    50,584      0.09      0.70 to 0.90   (20.92) to (10.68)

   Fidelity VIP Contrafund:
      2002                      2,849   8.39 to 14.53    40,122      0.80      0.70 to 0.90   (10.03) to (9.35)
      2001                      2,638   9.31 to 16.03    41,155      0.71      0.70 to 0.90    (12.63) to 32.45

   Fidelity VIP
      Equity-Income:
      2002                      1,489   7.52 to 12.46    17,928      1.58      0.70 to 0.90   (17.57) to (16.95)
      2001                      1,247   9.13 to 15.00    18,130      1.48      0.70 to 0.90    (15.90) to 18.54

   Fidelity VIP High Income:
      2002                        393   7.12 to 9.19      3,291      9.99      0.70 to 0.90      2.67 to 3.44
      2001                        348   6.89 to 8.96      2,818      9.20      0.75 to 0.90   (17.81) to (11.72)

   Fidelity VIP II Contrafund:
      2002 (5)                      4       8.63             32         -          0.30            (22.41)

                                         December 31             For the Year Ended December 31, Except as Noted
                              ---------------------------------- ------------------------------------------------
                                         Unit Fair                              Expense            Total
                                           Value         Net     Investment    Ratio (2)         Return (3)
                               Units     Lowest to     Assets      Income      Lowest to         Lowest to
            Division          (000's)     Highest      (000's)    Ratio (1)     Highest           Highest
   ------------------------------------------------------------- ------------------------------------------------
   ------------------------------------------------------------- ------------------------------------------------

   Fidelity VIP II Equity-
      Income:
        2002 (5)
                                    9      $8.07      $      71          -%      0.30%            (31.74)%

   Fidelity VIP II Growth:
      2002 (5)                     21   7.38 to 7.44        153         -     0.30 to 0.90   (43.13) to (42.54)

   Fidelity VIP II MidCap:
      2002 (5)                      3       8.54             28         -         0.30            (25.01)

   Franklin Income Securities:
      2002 (5)                      1       9.47              7         -         0.30             (9.71)

   Franklin Mutual Discovery:
      2002 (5)                      2       8.41             15         -         0.30            (26.76)

   Franklin Mutual Shares:
      2002 (5) (6)                  -       8.47              2         -         0.30            (25.65)

   Franklin Rising Dividends:
      2002 (5)                     18       8.58            155         -         0.30            (22.67)

   Franklin SmallCap Value
      Securities:
      2002 (5)                     10       8.02             82        -          0.30            (33.49)

   Government Securities:
      2002                      1,585  11.27 to 15.39    23,672      2.91     0.30 to 0.90     7.98 to 10.30
      2001                        777  10.44 to 14.14    10,466      3.22     0.70 to 0.90     (3.19) to 7.63

   Growth:
      2002                      1,589   5.18 to 8.14     12,492      0.02     0.70 to 0.90        (29.07)
      2001                      1,370  7.31 to 11.48     15,259         -     0.70 to 0.90   (25.50) to (15.95)

   High Yield:
      2002                         53      20.76          1,110     10.13         0.75              1.14
      2001                         83      20.52          1,711     10.44         0.75              0.12

   International:
      2002                      2,201   6.74 to 8.84     19,209      0.43     0.30 to 0.90   (30.76) to (16.07)
      2001                      1,707  8.03 to 10.54     17,773      0.14     0.70 to 0.90    (26.71) to 14.47

                                         December 31            For the Year Ended December 31, Except as Noted
                              -----------------------------------------------------------------------------------
                                         Unit Fair                              Expense            Total
                                           Value         Net     Investment    Ratio (2)         Return (3)
                               Units     Lowest to     Assets      Income      Lowest to         Lowest to
            Division          (000's)     Highest      (000's)   Ratio (1)      Highest           Highest
   --------------------------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------------------------

   International Emerging
      Markets:
        2002 (5)                   19  $7.97 to $8.01 $     152     0.35%    0.70% to 0.90% (33.57)% to (32.93)%

   International SmallCap:
      2002                        801  7.03 to 10.18      8,023     0.24      0.30 to 0.90   (38.68) to (16.20)
      2001                        635  10.32 to 12.14     7,598        -      0.70 to 0.90    (21.87) to 40.51

   INVESCO VIF-Dynamics:
      2002                         32       5.48            174        -      0.30 to 0.90   (42.33) to (31.90)
      2001 (4)                      7       8.05             53        -          0.90            (39.39)

   INVESCO VIF-Health
      Sciences:
        2002                      147   7.44 to 7.53      1,108     0.15      0.30 to 0.90   (26.55) to (24.20)
        2001 (4)                   37       9.93            369        -      0.70 to 0.90   (23.80) to (4.72)

   INVESCO VIF-Small
      Company Growth:
        2002                       73   5.80 to 5.86        427        -      0.30 to 0.90   (39.94) to (31.11)
        2001 (4)                    7   8.47 to 8.51         63        -      0.75 to 0.90   (30.61) to (29.95)

   INVESCO VIF-Technology:
      2002                        114   3.74 to 3.79        433        -      0.30 to 0.90   (61.75) to (46.84)
      2001 (4)                     19   7.09 to 7.13        138        -      0.70 to 0.90   (57.69) to (18.96)

   Janus Aspen Aggressive
      Growth:
        2002                      170   5.37 to 5.44        925        -      0.30 to 0.90   (32.40) to (28.12)
        2001 (4)                   53   7.53 to 7.57        403        -      0.70 to 0.90    (47.29) to 18.71

   Janus Aspen Core Equity:
      2002 (5)                      1       7.98              9     0.14          0.30            (33.25)

   Janus Aspen Flexible
      Income:
        2002 (5)                    2      10.92             24     2.96          0.30             15.23

   Janus Aspen Worldwide
      Growth:
        2002 (5)                    1       7.79              5     0.68          0.30            (36.96)

                                         December 31            For the Year Ended December 31, Except as Noted
                              -----------------------------------------------------------------------------------
                                         Unit Fair                              Expense            Total
                                           Value         Net     Investment    Ratio (2)         Return (3)
                               Units     Lowest to     Assets      Income      Lowest to         Lowest to
            Division          (000's)     Highest      (000's)   Ratio (1)      Highest           Highest
   --------------------------------------------------------------------------------------------------------------

   JP Morgan Small Company:
      2002 (5)
                                    5      $7.70      $      36         -%       0.30%            (37.65)%

   LargeCap Blend:
      2002 (5)                     71   8.27 to 8.34        590     0.85      0.30 to 0.90   (27.77) to (27.10)

   LargeCap Growth:
      2002                        487   5.50 to 5.57      2,713        -      0.70 to 0.90   (35.39) to (29.86)
      2001 (4)                     19   7.91 to 7.94        155        -      0.70 to 0.90   (38.95) to (10.11)

   LargeCap Stock Index:
      2002                      2,627   6.80 to 6.86     17,883     1.20      0.70 to 0.90   (23.02) to (22.44)
      2001                      1,969   8.77 to 8.91     17,278     1.07      0.70 to 0.90   (21.12) to (2.35)

   LargeCap Value:
      2002 (5)                     61   8.34 to 8.39        513     2.13      0.30 to 0.90   (26.97) to (26.30)

   MFS VIT Emerging Growth:
      2002 (5)                      2       7.51             17        -          0.30            (40.93)

   MFS VIT MidCap Growth:
      2002 (5) (6)                  -       7.15              -        -          0.30            (46.96)

   MFS VIT New Discovery:
      2002 (5) (6)                  -       7.59              1        -          0.30            (39.62)

   MFS VIT Value:
      2002 (5) (6)                  -       8.28              3        -          0.30            (28.24)

   MicroCap:
      2002                        266   7.68 to 8.65      2,079     0.15      0.70 to 0.90   (17.51) to (16.89)
      2001                        201  9.24 to 10.41      1,908        -      0.70 to 0.90    (8.10) to 92.94

   MidCap:
      2002                      2,231  11.24 to 45.34    39,117     1.03      0.30 to 0.90   (21.07) to (8.75)
      2001                      1,973  12.32 to 50.06    39,444     0.78      0.70 to 0.90    (4.43) to 44.28

   MidCap Growth:
      2002                        486   6.47 to 7.19      3,459        -      0.70 to 0.90   (26.82) to (26.27)
      2001                        355   9.65 to 9.76      3,432        -      0.70 to 0.90    (16.95) to 61.44

                                         December 31             For the Year Ended December 31, Except as Noted
                              ---------------------------------- -------------------------------------------------
                                          Unit Fair                              Expense            Total
                                            Value        Net      Investment    Ratio (2)         Return (3)
                                Units     Lowest to    Assets       Income      Lowest to         Lowest to
            Division           (000's)     Highest     (000's)    Ratio (1)      Highest           Highest
   ------------------------------------------------------------- -------------------------------------------------

   MidCap Growth Equity:
      2002                         63  $5.51 to $5.57 $     348          -%   0.30% to 0.90% (42.86)% to (32.37)%
      2001 (4)                     15       8.23            125         -      0.80 to 0.90        (36.70)

   MidCap Value:
      2002                        257   8.58 to 8.69      2,230         -      0.30 to 0.90   (25.48) to (9.96)
      2001 (4)                     35   9.60 to 9.65        335      0.30      0.70 to 0.90    (9.05) to 64.14

   Money Market:
      2002                      3,413  11.41 to 18.64    43,832      1.34      0.30 to 0.90      0.66 to 1.41
      2001                      2,360  11.25 to 18.52    29,911      3.69      0.70 to 0.90      2.67 to 4.11

   Putnam VT Global Asset
      Allocation:
        2002                      211   8.11 to 8.76      1,842      1.62      0.70 to 0.90   (13.17) to (12.52)
        2001                      145   9.34 to 10.01     1,443      0.94      0.75 to 0.90   (13.07) to (8.47)

   Putnam VT Growth &
      Income:
        2002 (5)                    1       8.08             10         -          0.30            (31.65)

   Putnam VT International
      Growth:
        2002 (5)                    1       8.00              8         -          0.30            (34.12)

   Putnam VT Vista:
      2002                        761   5.55 to 7.10      5,347         -      0.70 to 0.90   (31.12) to (30.60)
      2001                        651   8.06 to 10.22     6,598         -      0.70 to 0.90    (39.17) to 40.64

   Putnam VT Voyager:
      2002                      2,529   6.15 to 8.16     20,229      0.60      0.30 to 0.90   (37.23) to (26.53)
      2001                      2,059   8.44 to 11.10    22,401         -      0.70 to 0.90   (29.99) to (3.76)

   Real Estate:
      2002                        518  11.71 to 14.75     7,179      3.96      0.30 to 0.90     (2.16) to 7.72
      2001                        256  10.95 to 13.70     3,295      5.02      0.75 to 0.90     8.77 to 15.39

   SmallCap:
      2002                        648   6.83 to 7.86      4,899      0.11      0.30 to 0.90   (44.48) to (27.33)
      2001                        353   9.47 to 10.81     3,682         -      0.70 to 0.90    (13.05) to 89.62

                                         December 31              For the Year Ended December 31, Except as Noted
                              -------------------------------------------------------------------------------------
                                          Unit Fair                               Expense            Total
                                            Value         Net     Investment     Ratio (2)         Return (3)
                                Units     Lowest to     Assets      Income   Lowest to Highest     Lowest to
            Division           (000's)     Highest      (000's)   Ratio (1)                         Highest
   ----------------------------------------------------------------------------------------------------------------

   SmallCap Growth:
      2002                      1,217   $4.09 to $6.37  $  7,596         -%   0.70% to 0.90%  (46.26)% to (45.85)%
      2001                        875   7.61 to 11.76     10,098        -      0.70 to 0.90     (45.56) to 55.16

   SmallCap Value:
      2002                        665   8.88 to 13.29      8,247     0.63      0.30 to 0.90    (32.43) to (8.86)
      2001                        406   9.82 to 14.58      5,542     1.05      0.70 to 0.90     (4.64) to 79.34

   Utilities:
      2002                        244    6.29 to 8.90      2,127     5.11      0.70 to 0.90    (13.26) to (12.61)
      2001                        207   7.25 to 10.19      2,061     2.95      0.70 to 0.90    (48.04) to (27.69)

   Vanguard VIF Balanced:
      2002 (5)                14             9.11      130              -          0.30             (14.60)

   Vanguard VIF Equity Index:
      2002 (5)                     47        8.04            378        -          0.30             (31.71)

   Vanguard VIF MidCap
      Index:
        2002 (5)                    6        7.92             49        -          0.30             (33.97)

   Wells Fargo VT Asset
      Allocation:
        2002 (5)                   17        8.97            155     1.81      0.70 to 0.90         (17.67)

   Wells Fargo VT Equity
      Income:
        2002 (5)                    2        7.92             16     1.73      0.70 to 0.90         (34.24)

   Wells Fargo VT Large
      Company Growth:
        2002 (5)                    1    7.69 to 7.73          6        -      0.70 to 0.90    (36.62) to (36.00)

   (1) These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the divisions invest.

6. Financial Highlights (continued)

   (2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
   (3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
   (4) Commencement of operations, May 19, 2001. Investment income ratio and expense ratio have been annualized for the period ended December 31, 2001.
   (5) Commencement of operations, May 18, 2002. Investment income ratio and expense ratio have been annualized for the period ended December 31, 2002.
   (6) Accumulation units outstanding and/or net assets less than 500 units or $500.

                         Report of Independent Auditors

The Board of Directors and Stockholder
Principal Life Insurance Company

We have audited the accompanying consolidated statements of financial position of Principal Life Insurance Company (the Company, an indirect wholly owned subsidiary of Principal Financial Group, Inc.), as of December 31, 2002 and 2001, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Principal Life Insurance Company at December 31, 2002 and 2001, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the consolidated financial statements, the Company changed its methods of accounting for derivative instruments and hedging activities and goodwill and other intangible assets in response to new accounting standards that became effective January 1, 2001 and 2002, respectively.

/s/ Ernst & Young

Des Moines, Iowa
January 31, 2003

                        Principal Life Insurance Company

                  Consolidated Statements of Financial Position

                                                     December 31,
                                                2002              2001
                                         --------------------------------------
                                                     (in millions,
                                                 except per share data)
Assets
Fixed maturities, available-for-sale...        $32,752.6          $29,007.4
Fixed maturities, trading..............            101.7               17.8
Equity securities, available-for-sale..            348.1              802.3
Mortgage loans.........................         10,829.4           10,884.6
Real estate............................            974.1              950.5
Policy loans...........................            818.5              831.9
Other investments......................          1,067.5              600.8
                                         --------------------------------------
   Total investments...................         46,891.9           43,095.3

Cash and cash equivalents..............          1,168.5            1,077.7
Accrued investment income..............            632.5              593.5
Premiums due and other receivables.....            431.8              468.3
Deferred policy acquisition costs......          1,374.4            1,322.3
Property and equipment.................            472.8              480.6
Goodwill...............................             75.7               70.3
Other intangibles......................             11.1               13.0
Mortgage loan servicing rights.........          1,517.9            1,778.5
Separate account assets................         33,105.9           34,028.9
Other assets...........................          1,413.1              642.2
                                         --------------------------------------
                                         --------------------------------------
   Total assets........................        $87,095.6          $83,570.6
                                         ======================================
                                         ======================================

Liabilities
Contractholder funds...................        $26,297.3          $24,664.6
Future policy benefits and claims......         13,634.9           13,011.7
Other policyholder funds...............            635.5              576.6
Short-term debt........................          1,243.9            1,378.4
Long-term debt.........................            578.7              617.6
Income taxes currently payable.........            197.3                -
Deferred income taxes..................          1,104.7              782.7
Separate account liabilities...........         33,105.9           34,028.9
Other liabilities......................          4,559.5            3,167.9
                                         --------------------------------------
                                         --------------------------------------
   Total liabilities...................         81,357.7           78,228.4

Stockholder's equity
Common stock, par value $1 per share
   - 5.0 million shares authorized, 2.5
   million shares issued and outstanding
   (wholly owned indirectly by
   Principal Financial Group, Inc.).........       2.5                2.5
Additional paid-in capital..................   5,015.0            5,004.6
Retained-earnings deficit...................     (64.7)             (26.6)
Accumulated other comprehensive income......     785.1              368.4
Treasury stock, at cost (363.7 thousand
   shares of Principal Financial
   Group, Inc. common stock)................       -                 (6.7)
                                            ---------------------------------
   Total stockholder's equity...............   5,737.9            5,342.2
                                            ---------------------------------
                                            ---------------------------------
   Total liabilities and stockholder's
     equity                                  $87,095.6          $83,570.6
                                            =================================
See accompanying notes.

                        Principal Life Insurance Company
                      Consolidated Statements of Operations

                                                               For the year ended December 31,
                                                         2002               2001               2000
                                                   ------------------ ------------------ ------------------
                                                                        (in millions)
Revenues
Premiums and other considerations...............       $ 3,720.0          $ 3,795.7          $ 3,929.3
Fees and other revenues.........................         1,871.6            1,502.3            1,214.5
Net investment income...........................         3,069.8            3,211.4            3,116.6
Net realized/unrealized capital gains (losses)..          (395.2)            (492.7)             151.8
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------
  Total revenues................................         8,266.2            8,016.7            8,412.2

Expenses
Benefits, claims, and settlement expenses.......         4,958.9            5,092.4            5,147.1
Dividends to policyholders......................           316.6              313.7              312.7
Operating expenses..............................         2,413.8            2,140.4            2,062.0
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------
  Total expenses................................         7,689.3            7,546.5            7,521.8
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------

Income before income taxes and cumulative
   effect of accounting changes.................           576.9              470.2              890.4

Income taxes....................................            20.2               92.4              248.8
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------
Income before cumulative effect of accounting              556.7              377.8              641.6
   changes......................................

Cumulative effect of accounting changes, net
   of related income taxes......................            (4.6)             (10.7)               -
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------
Net income......................................       $   552.1          $   367.1          $   641.6
                                                   ================== ================== ==================

                        Principal Life Insurance Company
                 Consolidated Statements of Stockholder's Equity

                                                                 Accumulated
                                        Additional  Retained        other                   Total
                               Common     paid-in    earnings   comprehensive  Treasury  stockholder's
                                stock     capital   (deficit)   income (loss)   stock       equity
                               -------------------------------- -------------- --------- -------------
                               (in millions)

Balances at January 1, 2000...   $2.5     $    -     $5,110.6        $(162.1)      $ -      $4,951.0
Reclassification of retained
   earnings to additional
   paid-in capital............    -           21.0      (21.0)           -           -           -
Dividends to parent...........    -            -       (542.6)           -           -        (542.6)
Comprehensive income:
   Net income.................    -            -        641.6            -           -         641.6
   Net unrealized gains.......    -            -          -            344.6         -         344.6
   Provision for deferred
     income
     taxes....................    -            -          -           (121.4)        -        (121.4)
   Foreign currency
     translation adjustment...    -            -          -             27.0         -          27.0
                                                                                         -------------
                                                                                         -------------
Comprehensive income..........                                                                 891.8
                               -------------------------------- -------------- --------- -------------
                               -------------------------------- -------------- --------- -------------
Balances at December 31, 2000.    2.5         21.0    5,188.6           88.1         -       5,300.2
Contributions and
   distributions in
   connection with Principal
   Mutual Holding Company's
   demutualization transaction    -        4,976.9   (4,937.3)           -           -          39.6
Principal Financial Group,                                                              )
   Inc. shares held in rabbi
   trusts.....................    -            6.7        -              -          (6.7         -
 Dividends to parent..........    -            -       (645.0)           9.8         -        (635.2)
Comprehensive income:
   Net income before
     Principal Mutual Holding
     Company's demutualization    -            -        393.7            -           -         393.7
   Net loss after Principal
     Mutual Holding Company's
     demutualization..........    -            -        (26.6)           -           -         (26.6)
                                                    -----------                          -------------
                                                    -----------                          -------------
   Net income for the year....    -            -        367.1            -           -         367.1
   Net unrealized gains.......    -            -          -            405.2         -         405.2
   Provision for deferred
     income taxes.............    -            -          -           (144.4)        -        (144.4)
   Foreign currency
     translation adjustment...    -            -          -             23.9         -          23.9
   Cumulative effect of
     accounting change, net
     of related income taxes..    -            -          -            (14.2)        -         (14.2)
                                                                                         -------------
                                                                                         -------------
Comprehensive income..........                                                                 637.6
                               -------------------------------- -------------- --------- -------------
Balances at December 31, 2001.    2.5      5,004.6      (26.6)         368.4        (6.7)    5,342.2
Stock-based compensation......    -            9.1        -              -           -           9.1
Principal Financial Group,
   Inc. shares sold by rabbi
   trusts.....................    -            1.3        -              -           6.7         8.0
Dividends to parent...........    -            -       (590.2)           -           -        (590.2)
Comprehensive income:
   Net income.................    -            -        552.1            -           -         552.1
   Net unrealized gains.......    -            -          -            640.8         -         640.8
   Provision for deferred
     income taxes.............    -            -          -           (226.1)        -        (226.1)
   Foreign currency
     translation adjustment...    -            -          -              2.0         -           2.0
                                                                                         -------------
                                                                                         -------------
Comprehensive income..........                                                                 968.8
                               -------------------------------- -------------- --------- -------------
Balances at December 31, 2002.   $2.5     $5,015.0   $  (64.7)       $ 785.1       $ -      $5,737.9
                               ================================ ============== ========= =============

See accompanying notes.

                        Principal Life Insurance Company
                      Consolidated Statements of Cash Flows

                                                                 For the year ended December 31,
                                                             2002             2001              2000
                                                       ----------------- ---------------- -----------------
                                                                          (in millions)
Operating activities
Net income............................................   $     552.1       $     367.1      $     641.6
Adjustments to reconcile net income to net cash
   provided by operating activities:
     Cumulative effect of accounting changes,
       net of related income taxes....................           4.6              10.7              -
     Amortization of deferred policy
       acquisition costs..............................         141.1             157.6            238.6
     Additions to deferred policy acquisition costs...        (314.8)           (249.0)          (263.6)
     Accrued investment income........................         (39.0)            (66.8)           (59.0)
     Premiums due and other receivables...............          31.8             (79.7)           (51.9)
     Contractholder and policyholder liabilities
       and dividends..................................       2,082.8           1,805.5          1,456.5
     Current and deferred income taxes................         342.1              62.2            127.9
     Net realized/unrealized capital (gains) losses...         395.2             492.7           (151.8)
     Depreciation and amortization expense............          91.4              96.0             98.1
     Amortization of mortgage servicing rights........         364.9             212.9            157.8
     Stock-based compensation.........................           9.1               -                -
     Mortgage servicing rights valuation adjustments..         926.7             101.8             54.8
     Other............................................         470.6             799.5            468.5
                                                       ----------------- ---------------- -----------------
                                                       ----------------- ---------------- -----------------
Net adjustments.......................................       4,506.5           3,343.4          2,075.9
                                                       ----------------- ---------------- -----------------
                                                       ----------------- ---------------- -----------------
Net cash provided by operating activities.............       5,058.6           3,710.5          2,717.5

Investing activities Available-for-sale securities:
   Purchases..........................................     (15,001.2)        (12,078.9)       (12,932.5)
   Sales..............................................       8,113.0           6,427.7          7,312.8
   Maturities.........................................       3,629.2           2,501.2          2,665.3
Net cash flows from trading securities................         (82.4)            (17.0)             -
Mortgage loans acquired or originated.................     (50,131.5)        (40,430.2)       (10,471.3)
Mortgage loans sold or repaid.........................      50,028.3          40,895.8         12,026.8
Purchase of mortgage servicing rights.................        (931.7)           (968.4)          (235.9)
Proceeds from sale of mortgage servicing rights.......           8.6              31.5             53.0
Real estate acquired..................................        (265.4)           (290.0)          (324.3)
Real estate sold......................................         255.5             803.8            795.8
Net change in property and equipment..................         (57.8)            (86.6)           (71.5)
Net proceeds (disbursements) from sales of
   subsidiaries.......................................           1.4             (14.8)             -
Purchases of interest in subsidiaries, net
   of            cash acquired........................          (6.5)             (8.4)             -
Net change in other investments.......................         439.9            (217.5)          (125.4)
                                                       ----------------- ---------------- -----------------
                                                       ----------------- ---------------- -----------------
Net cash used in investing activities.................      (4,000.6)         (3,451.8)        (1,307.2)

                        Principal Life Insurance Company
                Consolidated Statements of Cash Flows (continued)

                                                                 For the year ended December 31,
                                                             2002             2001              2000
                                                       ----------------- ---------------- -----------------
                                                                          (in millions)
Financing activities
Payments to eligible policyholders under Principal
   Mutual Holding Company's plan of conversion.......      $     -          $ (1,177.5)       $     -
Sale of treasury stock...............................            8.0               -                -
Issuance of long-term debt...........................           64.1             149.2            230.4
Principal repayments of long-term debt...............         (103.0)           (203.9)          (119.9)
Net proceeds (repayments) of short-term
   borrowings........................................         (134.5)             38.5          1,026.6
Contribution received from parent....................            -             1,689.7              -
Dividends paid to parent.............................         (590.2)           (498.9)          (345.5)
Investment contract deposits.........................        7,014.1           5,054.9          3,982.6
Investment contract withdrawals......................       (7,225.7)         (6,075.1)        (5,011.3)
                                                       ----------------- ---------------- -----------------
                                                       ----------------- ---------------- -----------------
Net cash used in financing activities................         (967.2)         (1,023.1)          (237.1)
                                                       ----------------- ---------------- -----------------

Net increase (decrease) in cash and cash
   equivalents.......................................           90.8            (764.4)         1,173.2

Cash and cash equivalents at beginning of year.......        1,077.7           1,842.1            668.9
                                                       ----------------- ---------------- -----------------
                                                       ----------------- ---------------- -----------------
Cash and cash equivalents at end of year.............      $ 1,168.5        $  1,077.7        $ 1,842.1
                                                       ================= ================ =================
                                                       ================= ================ =================

Schedule of noncash transactions
Policy credits to eligible policyholders under
   Principal Mutual Holding Company's plan
   of conversion.....................................                       $    472.6
                                                                         ================
                                                                         ================
Reclassification of stockholder's equity in                                 $  3,287.2
   connection with Principal Mutual Holding
   Company's plan of conversion.....................
                                                                         ================
                                                                         ================
Dividend of net remaining noncash assets and
   liabilities of subsidiary - Principal
   International, Inc. to Principal Financial
   Services, Inc. on April 1, 2001................                          $   (136.3)
                                                                         ================
                                                                         ================
Net transfer of noncash assets and liabilities to an
   unconsolidated entity in exchange for a minority
   interest..........................................                                         $  (255.0)
                                                                                          =================
Dividend of net noncash assets and liabilities of
   subsidiaries - Principal International de Chile,
   S.A. and Principal Compania de Seguros de Vida
   Chile, S.A. to Principal Financial Services,
   Inc. on September 28, 2000.......................                                          $  (170.6)
                                                                                          =================

See accompanying notes.

                        Principal Life Insurance Company
                   Notes to Consolidated Financial Statements

                                December 31, 2002

1. Nature of Operations and Significant Accounting Policies

Description of Business

Principal Life Insurance Company and its consolidated subsidiaries, is a diversified financial services organization engaged in promoting retirement savings and investment and insurance products and services in the U.S. In addition, we offer residential mortgage loan origination and servicing in the U.S.

Reorganization

Under the terms of Principal Mutual Holding Company's Plan of Conversion, effective October 26, 2001 (the "Date of Demutualization"), Principal Mutual Holding Company, our former ultimate parent, converted from a mutual insurance holding company ("MIHC") to a stock company, and Principal Financial Group, Inc. ("PFG"), a new Delaware business corporation, completed its initial public offering ("IPO"). All membership interests in Principal Mutual Holding Company were extinguished on that date and eligible policyholders received, in aggregate, 260.8 million shares of common stock, $1,177.5 million of cash and $472.6 million of policy credits as compensation.

After giving effect to the reorganization resulting from the demutualization, we are now a direct wholly owned subsidiary of Principal Financial Services, Inc. ("PFSI"), which in turn is a direct wholly owned subsidiary of PFG.

In PFG's IPO, 100.0 million shares of common stock were issued at a price of $18.50 per share, prior to the underwriters' exercise of the overallotment option. Net proceeds from the IPO were $1,753.9 million, of which $64.2 million was retained by PFG and $1,689.7 million was contributed to us to reimburse for cash, policy credits and demutualization expenses, which were $2.0 million, $18.6 million and $7.2 million, net of income taxes, in 2002, 2001 and 2000, respectively.

Basis of Presentation

The accompanying consolidated financial statements, which include our majority-owned subsidiaries, have been prepared in conformity with accounting principles generally accepted in the U.S. ("U.S. GAAP"). Less than majority-owned entities in which we had at least a 20% interest are reported on the equity basis in the consolidated statements of financial position as other investments. All significant intercompany accounts and transactions have been eliminated.

Closed Block

At the time the MIHC structure was created in 1998, we formed and began operating a closed block ("Closed Block") for the benefit of individual participating dividend-paying policies in force on that date. See Note 8 for further details regarding the Closed Block.

                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Use of Estimates in the Preparation of Financial Statements

The preparation of our consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes.

Accounting Changes

The Financial Accounting Standards Board (the "FASB") issued Interpretation No. 46, Consolidation of Variable Interest Entities ("FIN 46"), in January 2003. FIN 46 provides guidance related to identifying variable interest entities and determining whether such entities should be consolidated. In addition, FIN 46 also provides guidance related to the initial and subsequent measurement of assets, liabilities and noncontrolling interests of newly consolidated variable interest entities and requires disclosures for both the primary beneficiary of a variable interest entity and other beneficiaries of the entity. FIN 46 is effective immediately for variable interest entities created, or interests in variable interest entities obtained, after January 31, 2003. For those variable interest entities created, or interests in variable interest entities obtained, on or before January 31, 2003, the guidance in FIN 46 must be applied in the first fiscal year or interim period beginning after June 15, 2003. We have initiated an assessment and are currently evaluating interests in entities that may be considered variable interest entities. The ultimate impact of adopting FIN 46 on the consolidated financial statements is still being reviewed. Refer to the Residential Mortgage Banking Activities section of Note 5 for further information on variable interest entities and the effects that FIN 46 may have on our financial statements in the future.

In December 2002, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 148, Accounting for Stock-Based Compensation - Transition and Disclosure an amendment of FASB Statement No. 123 ("SFAS 148"), which is effective for fiscal years ending after December 15, 2002. SFAS 148 provides alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation and requires disclosure about the effects on reported net income of an entity's accounting policy decisions with respect to stock-based employee compensation. In addition, SFAS 148 amends Accounting Principles Board ("APB") Opinion No. 28, Interim Financial Reporting, to require disclosure about those effects in interim financial information. Our ultimate parent, PFG, is applying the prospective method of transition as prescribed by SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS 123").

SFAS 123 encourages but does not require companies to record compensation cost for stock-based employee compensation plans based on the fair value of options granted. Effective July 1, 2002, PFG adopted the fair value method for stock-based compensation as defined in SFAS 123 in accounting for their stock-based compensation plans. This increased our pro rata share of expenses allocated to us from PFG for these plans SFAS 123, which indicates that the fair value method is the preferable method of accounting, requires that the fair value method for stock-based compensation be applied as of the beginning of the fiscal year in which it is adopted for all stock-based awards granted subsequent to such date. The financial statements for the first two quarters of 2002 were not restated for this change since its effects were not materially different from amounts reported for both financial position and results of operations. Such effects for the first two quarters were charged against income in the third quarter of 2002 and were not material to such results of operations. Prior to January 1, 2002, PFG applied the intrinsic value method (as permitted under SFAS
123) defined in APB Opinion No. 25, Accounting for Stock Issued to Employees and related Interpretations, which excluded employee options and stock purchases from compensation expense.

In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires certain guarantees to be recorded at fair value instead of when a loss is probable and reasonably estimable as defined by SFAS No. 5, Accounting for Contingencies. FIN 45 also requires a guarantor to make significant new disclosures, even when the likelihood of making any payments under the guarantee is remote. The liability recognition requirements of FIN 45 are effective for those guarantees that are issued or amended as of January 1, 2003 or later. The disclosure requirements are effective for financial statements of annual periods ending after December 15, 2002. Refer to Note 14 for further information regarding our guarantees.

In June 2001, the FASB issued SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001, and requires separate recognition of intangible assets apart from goodwill, if such intangible assets meet certain criteria. SFAS 142, effective January 1, 2002, prohibits the amortization of goodwill and intangible assets with indefinite useful lives. Intangible assets with finite lives will continue to be amortized over their estimated useful lives. Additionally, SFAS 142 requires that goodwill and indefinite-lived intangible assets be reviewed for impairment at least annually, which we plan to do in the fourth quarter each year.

Our initial adoption of SFAS 142 on January 1, 2002, required us to perform a two-step fair-value based goodwill impairment test. The first step of the test compared the estimated fair value of the reporting unit to its carrying value, including goodwill. If the carrying value exceeded fair value, a second step was performed, which compared the implied fair value of the applicable reporting unit's goodwill with the carrying amount of that goodwill, to measure the goodwill impairment, if any.

Our measurements of fair value were based on evaluations of future discounted cash flows, product level analysis, market performance assumptions and cash flow assumptions. These evaluations utilized the best information available in the circumstances, including reasonable and supportable assumptions and projections. The discounted cash flow evaluations considered earnings scenarios and the likelihood of possible outcomes. Collectively, these evaluations were management's best estimate of projected future cash flows.

As a result of performing the two-step impairment test, we recorded an after-tax goodwill impairment of $4.6 million related to our Life and Health Insurance operations. This impairment was recognized on January 1, 2002, as a cumulative effect of a change in accounting principle.

Net income for the years ended December 31, 2002, 2001 and 2000, adjusted for the effects of SFAS 142 related to non-amortization of goodwill and indefinite-lived intangibles, are as follows (in millions):

                                                For the year ended December 31,
                                                    2002       2001    2000
                                                -------------------------------

 Reported net income..............................  $552.1    $367.1   $641.6
 Adjustment for amortization expense for
   goodwill and indefinite-lived intangibles (1)       -         7.8     10.4
 Tax impacts of amortization expense ...........       -        (2.4)    (3.1)
                                                   ----------------------------
                                                   ----------------------------
 Adjusted net income............................     552.1     372.5    648.9
 Adjustment for cumulative effect of accounting
   changes, net of related income taxes.........       4.6      10.7      -
                                                   ----------------------------
                                                   ----------------------------
 Adjusted income before cumulative effect of        $556.7    $383.2   $648.9
   accounting changes...........................
                                                   ============================

(1)  Includes   amortization   expenses   related  to  our   equity   investment
     subsidiaries.

Effective January 1, 2001, we adopted SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities - an amendment of FASB Statement No. 133. As amended, SFAS 133 requires, among other things, that all derivatives be recognized in the consolidated statement of financial position as either assets or liabilities that are measured at fair value. SFAS 133 also establishes special accounting for qualifying hedges, which allows for matching the timing of gain or loss recognition on the hedging instrument with the recognition of the corresponding changes in value of the hedged item. Changes in the fair value of a derivative qualifying as a hedge are recognized in earnings or directly in stockholder's equity depending on the instrument's intended use. For derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133, changes in fair value are required to be recognized in earnings in the period of change.

At January 1, 2001, our consolidated financial statements were adjusted to record a cumulative effect of adopting SFAS 133, as follows (in millions):

                                    Net loss   Accumulated other
                                              comprehensive loss
                                  ----------- ---------------------
   Adjustment to fair value of
   derivative contracts (1)           $(16.4)       $(15.8)
   Income tax impact..............       5.7           1.6
                                  --------------------------------
                                  --------------------------------
   Total..........................    $(10.7)       $(14.2)
                                  ================================

   (1) Amount presented is net of adjustment to hedged item.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.

Investments

We classify our investments into one of three categories: held-to-maturity, available-for-sale or trading. We determine the appropriate classification of fixed maturity securities at the time of purchase. Fixed maturity securities include bonds, mortgage-backed securities and redeemable preferred stock. We classify fixed maturity securities as either available-for-sale or trading and, accordingly, carry them at fair value. (See Note 16 for policies related to the determination of fair value.) Unrealized gains and losses related to available-for-sale securities are reflected in stockholder's equity net of related deferred policy acquisition costs and applicable taxes. Unrealized gains and losses related to trading securities are reflected in net income as net realized/unrealized capital gains (losses).

The cost of fixed maturity securities is adjusted for amortization of premiums and accrual of discounts, both computed using the interest method. The cost of fixed maturity securities is adjusted for declines in value that are other than temporary. Impairments in value deemed to be other than temporary are reported in net income as a component of net realized/unrealized capital gains (losses). For loan-backed and structured securities, we recognize income using a constant effective yield based on currently anticipated prepayments as determined by broker-dealer surveys or internal estimates and the estimated lives of the securities.

Equity securities include mutual funds, common stock and nonredeemable preferred stock. The cost of equity securities is adjusted for declines in value that are other than temporary. Impairments in value deemed to be other than temporary are reported in net income as a component of net realized/unrealized capital gains (losses). Equity securities are classified as available-for-sale and, accordingly, are carried at fair value. (See Note 16 for policies related to the determination of fair value.) Unrealized gains and losses related to available-for-sale securities are reflected in stockholder's equity net of related deferred policy acquisition costs and applicable taxes.

Real estate investments are reported at cost less accumulated depreciation. The initial cost bases of properties acquired through loan foreclosures are the lower of the fair market values of the properties at the time of foreclosure or the outstanding loan balance. Buildings and land improvements are generally depreciated on the straight-line method over the estimated useful life of improvements, and tenant improvement costs are depreciated on the straight-line method over the term of the related lease. We recognize impairment losses for properties when indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value. In such cases, the cost bases of the properties are reduced to fair value. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell, with valuation allowances established accordingly and depreciation no longer recognized. Any impairment losses and any changes in valuation allowances are reported in net income as net realized/unrealized capital gains (losses).

Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method, and net of valuation allowances. Any changes in the valuation allowances are reported in net income as net realized/unrealized capital gains (losses). We measure impairment based upon the present value of expected cash flows discounted at the loan's effective interest rate or the loan's observable market price. If foreclosure is probable, the measurement of any valuation allowance is based upon the fair value of the collateral. We have residential mortgage loans held-for-sale in the amount of $386.4 million and $294.9 million and commercial mortgage loans held-for-sale in the amount of $444.2 million and $493.5 million at December 31, 2002 and 2001, respectively, which are carried at lower of cost or fair value, less cost to sell, and reported as mortgage loans in the statements of financial position.

Net realized capital gains and losses on sales of investments are determined on the basis of specific identification. In general, in addition to realized capital gains and losses on investment sales, unrealized gains and losses related to other than temporary impairments, trading securities, market value changes in certain seed money investments, fair value hedge ineffectiveness, derivatives not designated as hedges and changes in the mortgage loan allowance are reported in net income as net realized/unrealized capital gains (losses). Unrealized gains and losses on derivatives within our mortgage banking segment are reported as either operating expenses or fees and other revenues depending on the nature of the hedge and are excluded from net realized/unrealized capital gains (losses). Investment gains and losses on sales of certain real estate held-for-sale, which do not meet the criteria for classification as a discontinued operation, are reported as net investment income and are also excluded from net realized/unrealized capital gains (losses).

Policy loans and other investments, excluding investments in unconsolidated entities, are primarily reported at cost.

Securitizations

We sell commercial mortgage loans to an unconsolidated qualified special purpose entity which then issues mortgage-backed securities. We may retain immaterial interests in the loans by purchasing portions of the securities from the issuance. Gain or loss on the sales of the mortgages is reported as fees and other revenues and depends in part on the previous carrying amounts of the financial assets involved in the transfer, which is allocated between the assets sold and the retained interests based on their relative fair value at the date of transfer. Fair values are determined by quoted market prices of external buyers of each class of security purchased. The retained interests are thereafter carried at fair value with other fixed maturity investments and classified as available-for-sale.

We also sell residential mortgage loans and retain servicing rights which are retained interests in the sold loans. Gain or loss on the sales of the loans is reported as fees and other revenues and depends in part on the previous carrying amounts of the loans sold and the interests retained based on their relative fair values at the date of the transfer. To obtain fair values, quoted market prices are used if available. However, quotes are generally not available for retained interests, so we estimate fair value based on the present value of the future expected cash flows using management's best estimates of assumptions we believe market participants would use to value such interests.

Mortgage Loan Servicing Rights

Mortgage loan servicing rights represent the cost of purchasing or originating the right to receive cash flows from servicing mortgage loans. Servicing rights are recorded at the time of sale of the underlying mortgage loans where the servicing is retained. The total cost of the mortgage loans, which includes the cost to acquire the servicing rights, is allocated to the mortgage loans and the servicing rights based on their relative fair values at the date of sale. Cost basis also includes adjustments resulting from the application of hedge accounting. Capitalized servicing rights are carried at the lower of cost or market value. The capitalized value is amortized in proportion to, and over the period of, estimated net servicing income.

Capitalized mortgage loan servicing rights are periodically assessed for impairment based on the estimated fair value of those rights. Fair values are estimated using estimates of discounted future net cash flows over the expected life using loan prepayment, discount rate, ancillary fee income and other economic factors we believe market participants would use to value such assets. For purposes of performing our impairment evaluation, we stratify the servicing portfolio on the basis of certain predominant risk characteristics, including loan type and note rate. To the extent that the carrying value of the servicing rights exceeds fair value for any stratum, a valuation allowance is established, which may be adjusted in the future as the value of the servicing rights increase or decrease. This valuation allowance is recognized in the consolidated statements of operations during the period in which impairment occurs.

Activity in the valuation allowance for mortgage loan servicing rights is summarized as follows (in millions):

                                        For the year ended December 31,
                                     2002             2001            2000
                                ---------------  --------------- ---------------
                                ---------------  --------------- ---------------

   Balance at beginning of year..    $198.1         $    2.3           $2.9
   Impairments...................     318.3            196.0            1.1
   Recoveries....................     (22.7)            (0.2)          (1.7)
                                ---------------  --------------- ---------------
                                ---------------  --------------- ---------------
   Balance at end of year........    $493.7           $198.1           $2.3
                                ===============  =============== ===============

During 2002, impairments reflect the results of increased mortgage loan prepayments due to the continued reduction in market interest rates during the year.

Derivatives

Effective January 1, 2001, all derivatives are recognized as either assets or liabilities in the statement of financial position and measured at fair value. If certain conditions are met, a derivative may be specifically designated as one of the following:

(a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment;

(b)  a hedge of the exposure to variable cash flows of a forecasted transaction;

(c)  a  hedge  of  the  foreign  currency   exposure  of  an  unrecognized  firm
     commitment,       an       available-for-sale       security      or      a
     foreign-currency-denominated forecasted transaction.

Our accounting for the ongoing changes in fair value of a derivative depends on the intended use of the derivative and the designation as described above and is determined when the derivative contract is entered into or at the time of redesignation under SFAS 133. Hedge accounting is used for derivatives that are specifically designated in advance as hedges and that reduce our exposure to an indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period.

For derivatives hedging the exposure to changes in fair value of a recognized asset or liability, the change in fair value of the derivative is recognized in earnings in the period of change together with the offsetting change in fair value on the hedged item attributable to the risk being hedged. The effect of such accounting is to reflect in earnings the extent to which the hedge is not effective in achieving offsetting changes in fair value.

For derivatives hedging the exposure to variable cash flows, the effective portion of the derivative's change in fair value is initially deferred and reported as a component of other comprehensive income and subsequently reclassified into earnings when each variable cash flow occurs and is recognized in earnings. The ineffective portion of the change in fair value is reported in earnings in the period of change. For derivatives that are terminated prior to maturity, any accumulated gain or loss is recognized in earnings immediately if the hedged item is also terminated. If the hedged item is not terminated, then the accumulated gain or loss is amortized into earnings over the remaining life of the hedged item.

For derivatives hedging the foreign currency exposure of an unrecognized firm commitment or an available-for-sale security, the change in fair value of the derivative is recognized in earnings in the period of change together with the offsetting change in fair value on the hedged item attributable to the risk being hedged. The effect of such accounting is to reflect in earnings the extent to which the hedge is not effective in achieving offsetting changes in fair value.

For derivatives hedging the foreign currency exposure of a foreign-currency-denominated forecasted transaction, the change in fair value is initially deferred and reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction occurs and is recognized in earnings. The ineffective portion of the change in fair value is reported in earnings in the period of change.

For derivatives not designated as a hedging instrument, the change in fair value is recognized in earnings in the period of change.

A minimum variance technique is used to test the effectiveness of cashflow and fair value relationships whereby the profitability distribution of net fair value or cashflows for the hedging and hedged items are combined. If the coefficient of variation (standard deviation divided by mean) of the probability distribution is 1% or less, then the hedging relationship is deemed to be effective.

Prior to the January 1, 2001 adoption of SFAS 133, we used future contracts, mortgage-backed securities forwards, interest rate and principal only swap and floor agreements, options on futures contracts and currency rate swap agreements to hedge and manage our exposure to changes in interest rate levels and foreign exchange rate fluctuations, and to manage duration mismatch of assets and liabilities. Futures contracts were marked to market and settled daily with the net gain or loss at expiration or termination of the contracts recorded in net realized/unrealized capital gains (losses) on our consolidated statements of operations. Outstanding mortgage-backed forwards were reported as commitments, and upon settlement, the net gain or loss was reported in net realized/unrealized capital gains (losses). For interest rate and currency swaps held by Principal Life, the net amounts paid or received and net amounts accrued through the end of the accounting period were included in net investment income. Any discounts or premiums related to these instruments were amortized to net investment income over the life of the contract. Gains or losses on contracts terminated early were recognized immediately in net realized/unrealized capital gains (losses). Unrealized gains or losses on interest rate swap contracts and currency swaps were not recognized in income. We primarily utilized interest rate floors, futures and options on futures contracts and interest rate and principal only swaps in hedging our portfolio of mortgage servicing rights. The realized and unrealized gains and losses on servicing derivatives accounted for as effective hedges were considered in the periodic assessment of mortgage servicing rights impairment. The realized and unrealized gains and losses on servicing derivatives not considered effective hedges were recorded in our results of operations. We managed interest rate risk on our mortgage loan pipeline by buying and selling mortgage-backed securities in the forward markets, over-the-counter options on mortgage-backed securities, futures contracts and options on treasury futures contracts. The unrealized gains and losses on these derivatives were included in the lower of cost or market calculation of mortgage loans held-for-sale.

Contractholder and Policyholder Liabilities

Contractholder and policyholder liabilities (contractholder funds, future policy benefits and claims and other policyholder funds) include reserves for investment contracts and reserves for universal life, limited payment, participating and traditional life insurance policies. Investment contracts are contractholders' funds on deposit with us and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges plus credited interest.

Reserves for universal life insurance contracts are equal to cumulative premiums less charges plus credited interest which represents the account balances that accrue to the benefit of the policyholders. Reserves for nonparticipating term life insurance contracts are computed on a basis of assumed investment yield, mortality, morbidity and expenses, including a provision for adverse deviation, which generally varies by plan, year of issue and policy duration. Investment yield is based on our experience. Mortality, morbidity and withdrawal rate assumptions are based on our experience and are periodically reviewed against both industry standards and experience.

Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rate and mortality rates guaranteed in calculating the cash surrender values described in the contract.

Participating business represented approximately 34%, 36% and 34% of our life insurance in force and 77%, 80% and 80% of the number of life insurance policies in force at December 31, 2002, 2001 and 2000, respectively. Participating business represented approximately 80%, 76% and 64% of life insurance premiums for the years ended December 31, 2002, 2001 and 2000, respectively.

The amount of dividends to policyholders is approved annually by our board of directors. The amount of dividends to be paid to policyholders is determined after consideration of several factors including interest, mortality, morbidity and other expense experience for the year and judgment as to the appropriate level of statutory surplus we need to retain. At the end of the reporting period, we establish a dividend liability for the pro rata portion of the dividends expected to be paid on or before the next policy anniversary date.

Some of our policies and contracts require payment of fees in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue reserves upon receipt and included in other policyholder funds in the consolidated statements of financial position. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, we believe that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in current operations.

Recognition of Premiums and Other Considerations, Fees and Other Revenues and Benefits

Traditional individual life and health insurance products include those products with fixed and guaranteed premiums and benefits and consist principally of whole life and term life insurance policies. Premiums from these products are recognized as premium revenue when due.

Immediate annuities with life contingencies include products with fixed and guaranteed annuity considerations and benefits and consist principally of group and individual single premium annuities with life contingencies. Annuity considerations from these products are recognized as revenue when due.

Group life and health insurance premiums are generally recorded as premium revenue over the term of the coverage. Some group contracts allow for premiums to be adjusted to reflect emerging experience. Such adjusted premiums are recognized in the period that the related experience emerges. Fees for contracts providing claim processing or other administrative services are recorded over the period the service is provided.

Related policy benefits and expenses for individual and group life, annuity and health insurance products are associated with earned premiums and result in the recognition of profits over the expected lives of the policies and contracts.

Universal life-type policies are insurance contracts with terms that are not fixed and guaranteed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Investment contracts do not subject us to risks arising from policyholder mortality or morbidity and consist primarily of Guaranteed Investment Contracts ("GICs"), funding agreements and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.

Fees and other revenues are earned for asset management services provided to retail and institutional clients based largely upon contractual rates applied to the market value of the client's portfolio. Additionally, fees and other revenues are earned for administrative services performed including recordkeeping and reporting services for retirement savings plans. Fees and other revenues received for performance of asset management and administrative services are recognized as revenue when the service is performed.

Fees and other revenues arising from the residential mortgage banking operations consist of revenues earned for servicing and originating residential mortgage loans as well as marketing other products to servicing portfolio customers. Net revenues are also recognized upon the sale of residential mortgage loans and residential mortgage loan servicing rights and are recorded in fees and other revenues and determined using the specific identification basis. Servicing revenues are recognized as the mortgage loan is serviced over the life of the mortgage loan. Mortgage loans originated are sold in the secondary mortgage markets, shortly after origination. As a result, mortgage loan origination fee revenues are recognized when the mortgage loans are sold. Fee revenues received for marketing other products to servicing portfolio customers are recognized when the service is performed.

Deferred Policy Acquisition Costs

Commissions and other costs (underwriting, issuance and agency expenses and first-year bonus interest) that vary with and are primarily related to the acquisition of new and renewal insurance policies and investment contract business are capitalized to the extent recoverable. Maintenance costs and acquisition costs that are not deferrable are charged to operations as incurred.

Deferred policy acquisition costs for universal life-type insurance contracts and participating life insurance policies and investment contracts are being amortized over the lives of the policies and contracts in relation to the emergence of estimated gross profit margins. This amortization is adjusted retrospectively when estimates of current or future gross profits and margins to be realized from a group of products and contracts are revised. The deferred policy acquisition costs of nonparticipating term life insurance policies are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policyholder liabilities.

Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs would be written off to the extent that it is determined that future policy premiums and investment income or gross profit margins would not be adequate to cover related losses and expenses.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business. We may assume reinsurance from or cede reinsurance to other companies. Assets and liabilities related to reinsurance ceded are reported on a gross basis. Premiums and expenses are reported net of reinsurance ceded. We are contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed. At December 31, 2002, 2001 and 2000, respectively, we had reinsured $17.8 billion, $15.6 billion and $13.2 billion of life insurance in force, representing 14%, 12% and 9% of total net life insurance in force through a single third-party reinsurer. To minimize the possibility of losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk.

The effects of reinsurance on premiums and other considerations and policy and contract benefits and changes in reserves were as follows (in millions):

                                                For the year ended December 31,
                                               2002           2001      2000
                                             ---------- ----------- ------------
                                             ---------- ----------- ------------
Premiums and other considerations:
  Direct..................................... $3,916.3   $3,999.8    $4,074.8
  Assumed....................................    130.6       56.0        24.6
  Ceded......................................   (326.9     (260.1)     (170.1)
                                             ---------- ----------- ------------
                                             ---------- ----------- ------------
Net premiums and other considerations........ $3,720.0   $3,795.7    $3,929.3
                                             ========== =========== ============

Benefits, claims and settlement expenses:
  Direct..................................... $5,199.7   $5,308.2    $5,302.6
  Assumed....................................     10.5        7.4         1.9
  Ceded......................................   (251.3     (223.2)     (157.4)
                                             ---------- ----------- ------------
Net benefits, claims and settlement expenses. $4,958.9   $5,092.4    $5,147.1
                                             ========== =========== ============

Separate Accounts

The separate account assets and liabilities presented in the consolidated financial statements represent the fair market value of funds that are separately administered by us for contracts with equity, real estate and fixed-income investments. Generally, the separate account contract owner, rather than us, bears the investment risk of these funds. The separate account assets are legally segregated and are not subject to claims that arise out of any other business of ours. We receive a fee for administrative, maintenance and investment advisory services that is included in the consolidated statements of operations. Net deposits, net investment income and realized and unrealized capital gains and losses on the separate accounts are not reflected in the consolidated statements of operations.

At December 31, 2002 and 2001, the separate accounts include a separate account valued at $1.0 billion and $1.3 billion, respectively, which primarily includes shares of PFG stock that were allocated and issued to eligible participants of qualified employee benefit plans administered by us as part of the policy credits issued under Principal Mutual Holding Company's demutualization. These shares are included in both PFG's basic and diluted earnings per share calculations. The separate account shares are recorded at fair value and are reported as separate account assets and separate account liabilities in the consolidated statements of financial position. Activity of the separate account shares is reflected in both the separate account assets and separate account liabilities and does not impact our results of operations.

Income Taxes

PFG files a U.S. consolidated income tax return that includes us and all of our qualifying subsidiaries and has a policy of allocating income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. We are taxed at corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of temporary differences in the financial reporting and income tax bases of assets and liabilities and net operating losses using enacted income tax rates and laws. The effect on deferred tax assets and deferred tax liabilities of a change in tax rates is recognized in operations in the period in which the change is enacted.

Goodwill and Other Intangibles

Goodwill and other intangibles include the cost of acquired subsidiaries in excess of the fair value of the net tangible assets recorded in connection with acquisitions. Due to the adoption of SFAS 142, goodwill and indefinite-lived intangible assets were no longer amortized after January 1, 2002. Intangible assets with a finite useful life continue to be amortized on a straight-line basis generally over a period of 15 to 30 years. Goodwill and indefinite-lived intangible assets not subject to amortization will be tested for impairment on an annual basis during the fourth quarter each year, or more frequently if events or changes in circumstances indicate that the asset might be impaired. Goodwill impairment testing involves a two-step process described further in the accounting changes section within Note 1. Impairment testing for indefinite-lived intangible assets consists of a comparison of the fair value of the intangible asset with its carrying value.

Other intangible assets with finite useful lives continue to be reviewed periodically for indicators of impairment in value. If facts and circumstances suggest possible impairment, the sum of the estimated undiscounted future cash flows expected to result from the use of the asset is compared to the current carrying value of the asset. If the undiscounted future cash flows are less than the carrying value, an impairment loss is recognized for the excess of the carrying amount of assets over their fair value. Prior to January 1, 2002, this impairment method was used for all intangible assets and goodwill.

Stock-Based Compensation

Our parent, PFG, accounts for their stock-based compensation plans using the fair value method and the intrinsic value method in 2002 and 2001, respectively, which are described more fully in Note 19. We are allocated our pro rata share of the expenses for these plans.

Awards under these plans vest over periods ranging from three months to three years. Therefore, the cost related to stock-based compensation included in the determination of net income for 2002 is less than that which would have been recognized if the fair value based method had been applied to all awards since the inception of the stock-based compensation plans. Had compensation expense for stock option awards and employees' purchase rights been determined based upon fair values at the grant dates for awards under the plans in accordance with SFAS 123, our net income would have been reduced to the pro forma amounts indicated below. For the purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period.

                                                                        For the year ended December 31,
                                                                            2002                2001
                                                                     ------------------- -------------------
                                                                                 (in millions)

   Net income, as reported........................................         $552.1              $367.1
   Add:  Stock-based compensation expense
      included in reported net income, net of related tax effects.            9.7                 5.1
  Deduct:  Total stock-based compensation expense
      determined under fair value based method for all awards,
      net of related tax effects..................................           12.5                 6.4
                                                                     ------------------- -------------------
                                                                     ------------------- -------------------
   Pro forma net income...........................................         $549.3              $365.8
                                                                     =================== ===================
                                                                     =================== ===================

Reclassifications

Reclassifications have been made to the 2000 and 2001 consolidated financial statements to conform to the 2002 presentation.

2. Related Party Transactions

We have entered into various related party transactions with our parent and our parent's other affiliates. During the years ended December 31, 2002, 2001 and 2000, we received $92.2 million, $72.8 million and $57.7 million, respectively, of expense reimbursements from affiliated entities. During 2001, we received a capital contribution of $1,689.7 million from our parent to reimburse us for the payments and costs related to Principal Mutual Holding Company's demutualization. During 2001, we were also reimbursed $16.0 million for expenses paid related to PFG's initial public offering.

Our direct parent, PFSI, and us are parties to a cash advance agreement, which allows us, collectively, to pool our available cash in order to more efficiently and effectively invest our cash. The cash advance agreement allows (i) us to advance cash to PFSI in aggregate principal amounts not to exceed $1.0 billion, with such advanced amounts earning interest at the daily 30-day "AA" Financial Commercial Paper Discount Rate published by the Federal Reserve (the "Internal Crediting Rate"); and (ii) PFSI to advance cash to us in aggregate principal amounts not to exceed $250.0 million, with such advance amounts earning interest at the Internal Crediting Rate plus 5 basis points to reimburse PFSI for the costs incurred in maintaining short-term investing and borrowing programs. Under this cash advance agreement, we had a receivable from PFSI of $366.0 million and $584.5 million at December 31, 2002 and 2001, respectively, and earned interest of $8.5 million and $30.7 million during 2002 and 2001, respectively.

Pursuant to certain regulatory requirements or otherwise in the ordinary course of business, we guarantee certain payments of our subsidiaries and have agreements with affiliates to provide and/or receive management, administrative and other services, all of which, individually and in the aggregate, are immaterial to our business, financial condition and results of operations.

3. Goodwill and Other Intangible Assets

Amortized intangible assets were as follows (in millions):

                                 As of December 31, 2002                  As of December 31, 2001
                         ----------------------------------------------------------------------------------
                         ----------------------------------------------------------------------------------
                            Gross                        Net        Gross                         Net
                          carrying    Accumulated     carrying    carrying     Accumulated     carrying
                           amount     amortization     amount      amount     amortization      amount
                         ----------------------------------------------------------------------------------
 Other intangibles with
   finite useful lives..     $1.6           $0.4         $1.2        $2.1           $0.2            $1.9
                         ==================================================================================

Unamortized intangible assets were as follows (in millions):

                                                             As of December 31,
                                                   2002            2001
                                              ------------- -------------------
                                              ------------- -------------------
                                              Net carrying     Net carrying
                                                 amount           amount
                                              ------------- -------------------
                                              ------------- -------------------

   Other indefinite-lived intangible assets ..      $9.9            $11.1
                                              ============= ===================

The amortization expense for intangible assets with finite useful lives was $0.3 million, $0.8 million and $2.3 million for 2002, 2001 and 2000, respectively. At December 31, 2002, the estimated amortization expense for the next five years is as follows (in millions):

                                        Estimated
                                      amortization
                                         expense
                                   --------------------
                                   --------------------

2003..........................            $0.2
2004...........................            0.2
2005...........................            0.2
2006...........................            0.2
2007...........................            0.2

The changes in the carrying amount of goodwill reported in our operating segments were as follows (in millions):

                                                U.S. Asset        Life and
                                              Management and        Health      Mortgage
                                               Accumulation       Insurance       Banking      Consolidated
                                             -----------------  -------------- -------------- ---------------
                                             -----------------  -------------- -------------- ---------------

  Balance at January 1, 2001 ...............         $11.8          $50.2           $9.2           $  71.2
  Goodwill from acquisitions................           3.7            4.2            -                 7.9
  Reclassification to other intangibles.....           -             (0.8)           -                (0.8)
   Amortization expense.....................          (3.0)          (4.2)          (0.8)             (8.0)
                                             -----------------  -------------- -------------- ---------------
                                             -----------------  -------------- -------------- ---------------
   Balance at December 31, 2001.............          12.5           49.4            8.4              70.3
  Goodwill from acquisitions................          10.7            -              -                10.7
  Goodwill disposed of during the period....           -             (0.7)           -                (0.7)
  Cumulative effect of accounting change               -             (4.6)           -                (4.6)
                                             -----------------  -------------- -------------- ---------------
                                             -----------------  -------------- -------------- ---------------
  Balance at December 31, 2002..............         $23.2          $44.1           $8.4           $  75.7
                                             =================  ============== ============== ===============

4. Other Divestitures

In September 2000, we sold a portion of our equity ownership position in Coventry Health Care, Inc., which reduced our ownership to approximately 25% and resulted in a realized capital gain of $13.9 million, net of income tax. The investment in Coventry Health Care, Inc. was $146.0 million at December 31, 2001. On February 1, 2002, we sold our remaining stake of 15.1 million shares in Coventry Health Care, Inc. common stock and a warrant, exercisable for 3.1 million shares of Coventry Health Care, Inc. common stock. Total proceeds from the completion of this transaction were $325.4 million, which resulted in a realized capital gain of $114.5 million, net of income tax.

On April 1, 2001, we paid a dividend of $176.2 million to our parent, PFSI, consisting of the outstanding capital stock of Principal International, Inc. and Principal International, Inc.'s subsidiaries.

On August 24, 2000, we paid a dividend of $171.3 million to our parent, PFSI, consisting of the outstanding capital stock of Principal International de Chile, S.A. and Principal Compania de Seguros de Vida Chile, S.A.

5. Investments

Fixed Maturities and Equity Securities

The cost, gross unrealized gains and losses and fair value of fixed maturities and equity securities available-for-sale as of December 31, 2002 and 2001, are summarized as follows (in millions):

                                                       Gross          Gross
                                                   unrealized     unrealized
                                       Cost           gains         losses          Fair value
                                    ------------ -------------- ---------------- ----------------
December 31, 2002
Fixed maturities:
  U.S. government and agencies..... $     478.1      $    19.0       $  -          $   497.1
  Foreign governments..............       329.9           53.7           3.1           380.5
  States and political subdivisions       384.2           32.9           5.9           411.2
  Corporate - public...............    15,986.6        1,081.3         281.6        16,786.3
  Corporate - private..............     8,439.9          521.0         186.0         8,774.9
  Mortgage-backed and other
    asset-backed securities........     5,497.7          419.4          14.5         5,902.6
                                    ------------ -------------- ---------------- --------------
                                    ------------ -------------- ---------------- --------------
Total fixed maturities............. $  31,116.4      $ 2,127.3       $ 491.1       $32,752.6
                                    ============ ============== ================ ==============
                                    ============ ============== ================ ==============
Total equity securities............ $     349.8      $     2.5       $   4.2       $   348.1
                                    ============ ============== ================ ==============
                                    ============ ============== ================ ==============

December 31, 2001
Fixed maturities:
  U.S. government and agencies..... $      15.1      $     0.1       $   0.1       $    15.1
  Foreign governments..............       555.5           49.3           1.3           603.5
  States and political subdivisions       302.1           20.2           4.7           317.6
  Corporate - public...............    12,695.2          504.0         160.5        13,038.7
  Corporate - private..............     8,967.0          325.0         123.5         9,168.5
  Mortgage-backed and other
    asset-backed securities........     5,642.5          247.6          26.1         5,864.0
                                    ------------ -------------- ---------------- --------------
Total fixed maturities............. $  28,177.4      $ 1,146.2       $ 316.2       $29,007.4
                                    ============ ============== ================ ==============
Total equity securities............ $     864.2      $    15.2       $  77.1       $   802.3
                                    ============ ============== ================ ==============

The cost and fair value of fixed maturities available-for-sale at December 31, 2002, by expected maturity, were as follows (in millions):

                                                          Cost       Fair value
                                                   ------------ --------------
                                                   ------------ --------------

Due in one year or less............................ $  1,778.4    $  1,796.5
Due after one year through five years..............    9,394.9       9,866.1
Due after five years through ten years.............    7,516.5       8,016.0
Due after ten years................................    6,928.9       7,171.4
                                                   ------------ --------------
                                                   ------------ --------------
                                                      25,618.7      26,850.0
Mortgage-backed and other asset-backed securities..    5,497.7       5,902.6
                                                   ------------ --------------
                                                   ------------ --------------
Total..............................................  $31,116.4     $32,752.6
                                                   ============ ==============

The above summarized activity is based on expected maturities. Actual maturities may differ because borrowers may have the right to call or prepay obligations.

Corporate private placement bonds represent a primary area of credit risk exposure. The corporate private placement bond portfolio is diversified by issuer and industry. We monitor the restrictive bond covenants which are intended to regulate the activities of issuers and control their leveraging capabilities.

Net Investment Income

Major categories of net investment income are summarized as follows (in millions):

                                           For the year ended December 31,
                                            2002       2001         2000
                                          --------------------------------------
                                          --------------------------------------

   Fixed maturities, available-for-sale...  $2,115.5   $2,120.8     $1,856.6
   Fixed maturities, trading..............       5.2        -            -
   Equity securities, available-for-sale..      27.4       27.6         72.5
   Mortgage loans.........................     787.0      855.7      1,005.0
   Real estate............................      78.6      177.5        171.0
   Policy loans...........................      57.6       57.5         55.1
   Cash and cash equivalents..............      23.3       58.3         69.9
   Other..................................      82.2       44.9         39.3
                                          --------------------------------------
                                          --------------------------------------
                                             3,176.8    3,342.3      3,269.4

   Less investment expenses...............    (107.0)    (130.9)      (152.8)
                                          --------------------------------------
                                          --------------------------------------
   Net investment income..................  $3,069.8   $3,211.4     $3,116.6
                                          ======================================

Net Realized/Unrealized Capital Gains and Losses

The major components of net realized/unrealized capital gains (losses) on investments are summarized as follows (in millions):

                                                For the year ended December 31,
                                                 2002         2001      2000
                                               ----------- ----------- ---------
                                               ----------- ----------- ---------

 Fixed maturities, available-for-sale:
   Gross gains.................................  $ 141.1    $   69.6    $  28.9
   Gross losses................................   (535.7)     (380.4)    (155.0)
 Fixed maturities, trading:
   Gross gains.................................      4.0         0.9        -
   Gross losses................................     (0.1)       (0.1)       -
 Equity securities, available-for-sale:
   Gross gains.................................      2.6         5.7       84.2
   Gross losses................................    (32.5)      (76.1)      (3.9)
 Mortgage loans................................    (10.3)       10.6        8.6
 Real estate...................................      9.3       (19.0)      82.3
 Other, including unrealized derivative
     gains (losses)............................     26.4      (103.9)     106.7
                                               ----------- ----------- ---------
                                               ----------- ----------- ---------
 Net realized/unrealized capital gains (losses)  $(395.2)    $(492.7)   $ 151.8
                                               =========== =========== =========

Proceeds from sales of investments (excluding call and maturity proceeds) in fixed maturities were $7.9 billion, $5.4 billion and $5.5 billion in 2002, 2001 and 2000, respectively. Of the 2002, 2001 and 2000 proceeds, $4.3 billion, $1.6 billion and $2.6 billion, respectively, relate to sales of mortgage-backed securities. Our mortgage-backed portfolio is actively managed to reduce the risk of prepayment by purchasing securities that are trading close to par. Gross gains of $88.2 million, $22.5 million and $2.0 million and gross losses of $11.6 million, $5.0 million and $40.1 million in 2002, 2001 and 2000, respectively, were realized on sales of mortgage-backed securities.

We recognize impairment losses for fixed maturities and equity securities when declines in value are other than temporary. Realized losses related to other than temporary impairments were $357.0 million, $227.4 million and $6.1 million in 2002, 2001 and 2000, respectively.

Net Unrealized Gains and Losses on Available-for-Sale Securities

The net unrealized gains and losses on investments in fixed maturities and equity securities available-for-sale are reported as a separate component of equity, reduced by adjustments to deferred policy acquisition costs and unearned revenue reserves that would have been required as a charge or credit to operations had such amounts been realized and a provision for deferred income taxes.

The cumulative amount of net unrealized gains and losses on available-for-sale securities was as follows (in million):

                                                                                As of December 31,
                                                                               2002              2001
                                                                         ---------------- -----------------
                                                                         ---------------- -----------------

   Net unrealized gains on fixed maturities, available-for-sale (1)....      $1,633.4          $827.4
   Net unrealized gains (losses) on equity securities,
     available-for-sale................................................           0.2           (60.9)
   Adjustments for assumed changes in amortization patterns:
     Deferred policy acquisition costs.................................        (226.1)         (104.6)
     Unearned revenue reserves.........................................          13.5             7.2
   Net unrealized losses on derivative instruments.....................        (167.1)          (89.5)
   Net unrealized loss on policyholder dividend obligation.............         (33.6)            -
   Provision for deferred income taxes.................................        (428.1)         (202.0)
                                                                         ---------------- -----------------
                                                                         ---------------- -----------------
   Net unrealized gains on available-for-sale securities...............     $   792.2          $377.4
                                                                         ================ =================

(1)  Excludes   net   unrealized    gains   (losses)   on   fixed    maturities,
     available-for-sale included in fair value hedging relationships.

Commercial Mortgage Loans

Commercial mortgage loans represent a primary area of credit risk exposure. At December 31, 2002 and 2001, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows (dollars in millions):
                                              As of December 31,
                                        2002                     2001
                                ------------------------------------------------
                                Carrying     Percent     Carrying    Percent
                                 amount      of total     amount     of total
                                ------------------------------------------------
                                ------------------------------------------------
   Geographic distribution
   New England................. $   387.6      4.1%    $   327.4      3.4%
   Middle Atlantic.............   1,617.0     17.3       1,606.3     16.5
   East North Central..........     913.7      9.8         930.1      9.5
   West North Central..........     311.5      3.3         397.8      4.1
   South Atlantic..............   2,180.8     23.3       2,403.0     24.7
   East South Central..........     345.5      3.7         338.5      3.5
   West South Central..........     641.8      6.9         769.0      7.9
   Mountain....................     711.8      7.6         637.7      6.5
   Pacific.....................   2,339.7     24.9       2,421.3     24.8
   Valuation allowance.........     (83.6)    (0.9)        (90.7)    (0.9)
                                ------------------------------------------------
                                ------------------------------------------------
   Total.......................  $9,365.8    100.0%     $9,740.4    100.0%
                                ================================================
                                ------------------------------------------------

   Property type distribution
   Office......................  $3,166.2     33.8%     $3,252.5     33.4%
   Retail......................   2,836.0     30.3       3,106.5     31.9
   Industrial..................   2,802.6     29.9       2,948.9     30.3
   Apartments..................     475.4      5.1         349.8      3.6
   Hotel.......................      57.4      0.6          61.6      0.6
   Mixed use/other.............     111.8      1.2         111.8      1.1
   Valuation allowance.........     (83.6)    (0.9)        (90.7)    (0.9)
                                ------------------------------------------------
                                ------------------------------------------------
   Total.......................  $9,365.8    100.0%     $9,740.4    100.0%
                                ================================================
5. Investments (continued)

Commercial and Residential Mortgage Loan Loss Allowance

Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that we will be unable to collect all amounts due according to contractual terms of the loan agreement. When we determine that a loan is impaired, a provision for loss is established equal to the- difference between the carrying amount of the mortgage loan and the estimated value. Estimated value is based on either the present value of the expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or fair value of the collateral. The provision for losses is included in net realized/unrealized capital gains (losses) on our consolidated statements of operations. Mortgage loans deemed to be uncollectible are charged against the allowance for losses, and subsequent recoveries are credited to the allowance for losses.

The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. The evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change. Impaired mortgage loans along with the related allowance for losses were as follows (in millions):

                                                           As of December 31,
                                                       2002            2001
                                             ------------------  ---------------
                                             ------------------

  Impaired loans with allowance for losses..         $123.0              $97.6
  Allowance for losses......................          (26.9)             (17.0)
                                             ------------------  ---------------
                                             ------------------  ---------------
  Net impaired loans........................        $  96.1              $80.6
                                             ==================  ===============

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows (in millions):

                                                For the year ended December 31,
                                                     2002     2001     2000
                                                 ----------- -------- --------
  Average recorded investment in
      impaired loans.............................     $88.4    $74.4    $72.8
  Interest income recognized on impaired loans...       8.6     12.5     12.6

All interest income on impaired commercial mortgage loans was recognized on the cash basis of income recognition, whereas, interest income on impaired residential mortgage loans was recognized on the accrual basis.

A summary of the changes in the commercial and residential mortgage loan allowance for losses is as follows (in millions):

                                         For the year ended December 31,
                                         2002            2001      2000
                                   --------------- -------------- --------
                                   --------------- -------------- --------

   Balance at beginning of year...        $92.3          $110.4    $117.8
   Provision for losses...........         35.1            11.2       5.4
   Releases due to write-downs,
     sales and foreclosures.......        (40.4)          (29.3)    (12.8)
                                   --------------- -------------- --------
                                   --------------- -------------- --------
   Balance at end of year.........        $87.0         $  92.3    $110.4
                                   =============== ============== ========

Residential Mortgage Banking Activities

We were servicing approximately 920,000 and 741,000 residential mortgage loans with aggregate principal balances of approximately $107,745.3 million and $80,530.5 million at December 31, 2002 and 2001, respectively. In connection with these mortgage servicing activities, we held funds in trust for others totaling approximately $646.7 million and $508.9 million at December 31, 2002 and 2001, respectively. As of December 31, 2002 and 2001, $273.9 million and $252.4 million, respectively, of the funds held in trust were held in our banking subsidiary. In connection with our loan administration activities, we advance payments of property taxes and insurance premiums and also advance principal and interest payments to investors in advance of collecting funds from specific mortgagors. In addition, we make certain payments of attorney fees and other costs related to loans in foreclosure. These amounts receivable are recorded, at cost, as other assets in our consolidated statements of financial position. Amounts advanced are considered in management's evaluation of the adequacy of the mortgage loan allowance for losses.

In June 2000, our mortgage banking segment created a special purpose bankruptcy remote entity, Principal Residential Mortgage Capital Resources, LLC ("PRMCR"), to provide an off-balance sheet source of funding for our residential mortgage loan production. We sell eligible residential mortgage loans to PRMCR, where they are warehoused until sold to the final investor. We sold $47.1 billion and $38.0 billion in mortgage loans to PRMCR in 2002 and 2001, respectively. The maximum amount of mortgage loans, which can be warehoused in PRMCR, has increased from $1.0 billion at inception to $4.0 billion as of December 31, 2002. PRMCR held $4.0 billion and $3.0 billion in mortgage loans held-for-sale as of December 31, 2002 and 2001, respectively. The portfolio of loans held-for-sale by PRMCR must meet portfolio criteria, eligibility representations and portfolio aging limitations. Based on these eligibility representations, we are required to repurchase ineligible loans from PRMCR. During 2002, we repurchased $51.9 million of ineligible loans from PRMCR.

PRMCR is capitalized by equity certificates owned by third party investors not affiliated with us or our affiliates, directors or officers and, thus, is not consolidated. The equity holders bear the risk of loss on defaulted mortgages. At December 31, 2002 and 2001, PRMCR had outstanding equity certificates of $193.0 million. PRMCR also issues short-term secured liquidity notes as well as medium term notes to provide funds to purchase mortgage loans from us. At December 31, 2002, PRMCR had outstanding secured liquidity notes of $2.2 billion, three-year fixed term notes of $800.0 million and five-year variable term notes of $800.0 million. At December 31, 2001, PRMCR had outstanding secured liquidity notes of $1.3 billion, three-year fixed term notes of $800.0 million and five-year variable term notes of $800.0 million. All borrowings are collateralized by the assets of PRMCR.

We paid a commitment fee to PRMCR based on the overall warehouse limit. PRMCR used a portion of the fee to fund a cash collateral account maintained at PRMCR. These funds are available as additional collateral to cover credit related losses on defaulted mortgage loans. The balance in the account was $24.0 million at December 31, 2002 and 2001, and is reflected in other assets on our consolidated statements of financial position. We maintain a right to the servicing of the mortgage loans held by PRMCR and retain servicing upon the sale of the majority of the mortgage loans to the final investors. As the servicer, we receive a monthly servicing fee and may earn additional incentive servicing fees upon successful completion of our servicing responsibilities. We received $23.3 million and $12.6 million in servicing and incentive servicing fees from PRMCR in 2002 and 2001, respectively. Any unpaid and earned incentive servicing fees as well as any remaining amounts in the cash collateral account will be returned to us upon the termination of PRMCR. Additionally, as the servicer, we are required to advance to PRMCR those payments due from borrowers, but not received, as of specified cutoff dates. In addition, we perform certain secondary marketing, accounting and various administrative functions on behalf of PRMCR.

In order to hedge interest rate risk and non-credit-related market value risk associated with its inventory of mortgage loans held-for-sale, PRMCR entered into swaps with counterparties not affiliated with us or PRMCR. The swap counterparties are required to maintain certain minimum ratings as approved by the rating agencies. Through separate swap agreements with the swap counterparties that mirror the original swaps with PRMCR, the interest rate risk and non-credit-related market value components are swapped back to us.

Upon the effective date of FIN 46, as described in Note 1, we will be required to consolidate PRMCR unless its current structure is modified. If FIN 46 was effective as of December 31, 2002, the impact would be the consolidation of $4.1 billion in assets and liabilities.

In October 2000, our mortgage banking segment created a wholly owned, unconsolidated qualifying special purpose entity, Principal Residential Mortgage Funding, LLC ("PRMF"), to provide an off-balance-sheet source of funding for up to $250.0 million of qualifying delinquent mortgage loans. The limit was increased to $550.0 million in December 2002. We sell qualifying delinquent FHA and VA mortgage loans to PRMF which then transfers the loans to Principal Residential Mortgage EBO Trust ("Trust"), an unaffiliated Delaware business trust. The Trust funds its acquisitions of the mortgage loans by selling participation certificates, representing an undivided interest in the Trust, to commercial paper conduit purchasers, who are not affiliated with us or any of our affiliates, directors or officers. At December 31, 2002 and 2001, the Trust held $405.1 million and $273.5 million in mortgage loans, respectively, and had outstanding participation certificates of $382.8 million and $256.9 million, respectively.

Mortgage loans typically remain in the Trust until they are processed through the foreclosure claim process, are paid off or reinstated. Mortgage loans that reinstate are no longer eligible to remain in the Trust and are required to be removed at fair market value by us at the monthly settlement date following reinstatement.

We are retained as the servicer of the mortgage loans and also perform accounting and various administrative functions on behalf of PRMF, in our capacity as the managing member of PRMF. As the servicer, we receive a servicing fee pursuant to the pooling and servicing agreement. We may also receive a successful servicing fee only after all other conditions in the monthly cash flow distribution are met. We received $23.4 million and $8.5 million in servicing and successful servicing fees from PRMF in 2002 and 2001, respectively. At December 31, 2002 and 2001, our residual interest in such cash flows was $32.7 million and $21.5 million, respectively, and was recorded in other assets on our consolidated statements of financial position. The value of the residual interest was based on the net present value of expected cash flows from PRMF, reduced by estimates of foreclosure losses associated with the related loans. We are required to advance funds for payment of interest on the participation certificates and other carrying costs, if sufficient cash is not available in the trust collection account to meet this obligation.

Both the Trust and us are parties to a cost of funds hedge agreement. We pay the weighted-average cost of funds on the participation certificates plus fees and expenses and receive the weighted-average coupon of mortgage loans in the Trust less a spread.

Based on PRMF's classification as a qualifying special purpose entity pursuant to the guidance of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a Replacement of FASB Statement No. 125, PRMF will not be required to be consolidated under the provisions of FIN 46.

Real Estate

Depreciation expense on invested real estate was $25.5 million, $20.0 million and $29.5 million in 2002, 2001 and 2000, respectively. Accumulated depreciation was $151.1 million and $142.4 million as of December 31, 2002 and 2001, respectively.

Other Investments

Other investments include minority interests in unconsolidated entities and properties owned jointly with venture partners and operated by the partners. Total assets of the unconsolidated entities amounted to $2,615.1 million and $3,769.1 million at December 31, 2002 and 2001, respectively. Total revenues of the unconsolidated entities were $324.3 million, $2,650.2 million and $2,127.9 million in 2002, 2001 and 2000, respectively. During 2002, 2001 and 2000, we included $13.9 million, $46.1 million and $31.4 million, respectively, in net investment income representing our share of current year net income of the unconsolidated entities. At December 31, 2002, our net investment in unconsolidated entities was $(52.1) million, which primarily included our minority interests in domestic joint ventures and partnerships. At December 31, 2001, our net investment in unconsolidated entities was $114.6 million, which primarily included our ownership interest in Coventry Health Care, Inc. in addition to our minority interests in joint ventures and partnerships. On February 1, 2002, we sold our minority interest in Coventry Health Care, Inc. (See Note 4).

In the ordinary course of our business and as part of our investment operations, we have also entered into long term contracts to make and purchase loans aggregating $525.1 million and $432.9 million at December 31, 2002 and 2001, respectively.

With the adoption of SFAS 133 on January 1, 2001, derivatives are reflected on our consolidated statements of financial position and reported as a component of other investments. Certain seed money investments, which were reclassified from equity securities to other invested assets as of September 30, 2002, are carried at fair value with changes in fair value included in net income as net realized/unrealized capital gains (losses).

6. Securitization Transactions

Commercial Mortgage Loans

We sell commercial mortgage loans in securitization transactions and retain primary servicing responsibilities and other immaterial interests. We receive annual servicing fees approximating 0.01%, which approximates cost. The investors and the securitization entities have no recourse to our other assets for failure of debtors to pay when due. The value of our retained interests is subject primarily to credit risk.

In 2002 and 2001, we recognized gains of $17.2 million and $18.3 million, respectively, on the securitization of commercial mortgage loans.

Key economic assumptions used in measuring the retained interests at the date of securitization resulting from transactions completed included a cumulative default rate between 6% and 11% during 2002 and 4% and 8% during 2001. The assumed range of the loss severity, as a percentage of defaulted loans, was between 12% and 32% during 2002 and 12% and 25% during 2001. The low end of the loss severity range relates to a portfolio of seasoned loans. The high end of the loss severity range relates to a portfolio of newly issued loans.

At December 31, 2002, the fair values of retained interests related to the securitizations of commercial mortgage loans were $229.6 million. Key economic assumptions and the sensitivity of the current fair values of residual cash flows were tested to one and two standard deviations from the expected rates. The changes in the fair values at December 31, 2002, as a result of these assumptions were not significant.

Residential Mortgage Loans

We sell residential mortgage loans and retain servicing responsibilities pursuant to the terms of the applicable servicing agreements. These sales are generally transacted on a non-recourse basis. We receive annual servicing fees approximating 0.4% of the outstanding principal balances on the underlying loans. The value of the servicing rights is subject to prepayment and interest rate risks on the transferred mortgage loans.

In 2002, 2001 and 2000, we recognized gains of $373.9 million, $237.2 million and $9.4 million, respectively, on the sales of residential mortgage loans.

The key economic assumptions used in determining the fair value of mortgage servicing rights at the date of loan sale for sales completed in 2002, 2001 and 2000 were as follows:

                                              2002     2001      2000
                                       ---------------------------------------
                                       ---------------------------------------

   Weighted-average life (years)......        6.42     7.84      6.87
   Weighted-average prepayment speed..       11.91%    9.48%    11.81%
   Yield to maturity discount rate....        6.75%    7.45%    10.74%

Prepayment speed is the constant prepayment rate that results in the weighted-average life disclosed above.

At December 31, 2002, key economic assumptions and the sensitivity of the current fair value of the mortgage servicing rights to immediate 10% and 20% adverse changes in those assumptions were as follows (dollars in millions):

   Fair value of mortgage servicing rights..................      $1,527.6
   Expected weighted-average life (in years)................           4.2
   Prepayment speed *.......................................          19.80%
   Decrease in fair value of 10% adverse change.............         $96.4
   Decrease in fair value of 20% adverse change.............        $182.0
   Yield to maturity discount rate *........................           5.53%
   Decrease in fair value of 10% adverse change.............         $63.9
   Decrease in fair value of 20% adverse change.............        $127.7

* Represents the weighted-average prepayment speed and discount rate for the life of the mortgage servicing rights asset using our Option Adjusted Spread/Monte Carlo simulation of 160 interest rate paths.

These sensitivities are hypothetical and should be used with caution. As the figures indicate, changes in fair value based on a 10% variation in assumptions generally cannot be extrapolated because the relationship of the change in the assumption to the change in fair value may not be linear. Also, in the above table, the effect of a variation in a particular assumption on the fair value of the servicing rights is calculated independently without changing any other assumption. In reality, changes in one factor may result in changes in another, which might magnify or counteract the sensitivities. For example, changes in prepayment speed estimates could result in changes in the discount rate.

Securitization Transactions Cash Flows

The table below summarizes cash flows for securitization transactions (in millions):

                                            For the year ended December 31,
                                             2002          2001         2000
                                                     --------------
                                        -------------              ------------
   Proceeds from new securitizations...   $48,749.4     $39,200.6     $9,927.6
   Servicing fees received.............       443.1         307.8        237.5
   Other cash flows received on
     retained interests................        74.9          51.6         29.4

7. Derivatives Held or Issued for Purposes Other Than Trading

Derivatives are generally held for purposes other than trading and are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold and liabilities incurred or expected to be incurred. Additionally, derivatives are used to change the characteristics of our asset/liability mix consistent with our risk management activities.

Our risk of loss is typically limited to the fair value of our derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments. We are also exposed to credit losses in the event of nonperformance of the counterparties. Our current credit exposure is limited to the value of derivatives that have become favorable to us. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings and by establishing and monitoring exposure limits. We also utilize various credit enhancements, including collateral and credit triggers to reduce the credit exposure to our derivative instruments.

Our derivative transactions are generally documented under International Swaps and Derivatives Association, Inc. Master Agreements. Management believes that such agreements provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Under such agreements, in connection with an early termination of a transaction, we are permitted to set off our receivable from a counterparty against our payables to the same counterparty arising out of all included transactions.

Prior to the application of the aforementioned credit enhancements, the gross exposure to credit risk with respect to these derivative instruments was $424.4 million at December 31, 2002, and $307.4 million at December 31, 2001. Subsequent to the application of such credit enhancements, the net exposure to credit risk was $285.8 million at December 31, 2002, and $307.4 million at December 31, 2001.

The notional amounts and credit exposure of our derivative financial instruments by type were as follows (in millions):
                                                           As of December 31,
                                                         2002             2001
                                                   --------------  -------------
   Notional amounts of derivative instruments
     with regard to U.S. operations
   Foreign currency swaps........................  $  3,217.0       $  3,426.9
   Interest rate floors..........................     1,650.0          3,400.0
   Interest rate swaps...........................     5,930.1          2,857.5
   Mortgage-backed forwards and options..........    17,494.9          9,250.7
   Swaptions.....................................     9,772.5          3,570.0
   Bond forwards.................................       363.7            357.4
   Interest rate lock commitments................     8,198.0          2,565.9
   Call options..................................        30.0             30.0
   U.S. Treasury futures.........................       271.1            186.6
   Treasury rate guarantees......................        63.0             88.0
   Warehouse SRP.................................     3,912.7              -
   Credit default swap long......................       705.3              -
   U.S. LIBOR....................................     2,225.0              -
   Other.........................................         -               25.0
                                                   --------------  -------------
   Total notional amounts at end of year.........   $53,833.3        $25,758.0
                                                  ================  ============
                                                  ================  ============
   Credit exposure of derivative instruments
     with regard to U.S. operations
   Foreign currency swaps........................  $     195.0        $    41.4
   Interest rate floors..........................          1.7             13.2
   Interest rate swaps...........................         48.4             28.1
   Mortgage-backed forwards and options..........          -               41.7
   Swaptions.....................................         31.4              8.7
   Call options..................................          0.4              8.9
   Credit default swap long......................          8.9              -
   Other.........................................          -                0.1
                                                  ---------------- -------------
                                                  ---------------- -------------
   Total credit exposure at end of year..........  $     285.8       $    142.1
                                                  ================ =============

The net interest effect of interest rate and currency swap transactions is recorded as an adjustment to net investment income or interest expense, as appropriate, over the periods covered by the agreements. The cost of derivative instruments related to residential mortgage loan servicing rights is included in the basis of the derivatives. These derivatives are marked to market with the changes in market value reported in operating expenses on the consolidated statements of operations.

The fair value of our derivative instruments classified as assets at December 31 2002 and 2001, was $1,129.9 million and $298.8 million, respectively. Of this amount, the fair value of derivatives related to investment hedges at December 31, 2002 and 2001, was $348.8 million and $116.5 million, respectively, and was reported with other invested assets on the consolidated statements of financial position. The fair value of derivatives related to residential mortgage loan servicing rights and residential mortgage loans at December 31, 2002 and 2001, was $781.1 million and $182.3 million, respectively, and was reported with other assets on the consolidated statements of financial position. The fair value of derivative instruments classified as liabilities at December 31, 2002 and 2001, was $454.4 million and $449.7 million, respectively, and was reported with other liabilities on the consolidated statements of financial position.

Fair Value Hedges

We use fixed-to-floating rate interest rate swaps to more closely align the interest rate characteristics of certain assets and liabilities. In general, these swaps are used in asset and liability management to modify duration.

We also enter into currency exchange swap agreements to convert certain foreign denominated assets and liabilities into U.S. dollar floating-rate denominated instruments to eliminate the exposure to future currency volatility on those items.

In 2002 and 2001, we recognized a pretax net gain of $50.5 million and $95.5 million, respectively, relating to our fair value hedges. These net gains consisted of the following components:
                                                                 For the year
                                                              ended December 31,
                                                                2002    2001
                                                              ------------------
==============================================================
==============================================================
Net gain (loss) related to the ineffective portion of our fair $ (6.6)  $151.7 value hedges of residential mortgage loan servicing rights..
==============================================================
Net gain (loss) related to the change in the value of the
  servicing hedges that were excluded from the assessment of
  hedge effectiveness.........................................   77.1     (43.6)
Net loss related to the ineffective portion of our              (20.0)    (12.6)
  investment hedge............................................
==============================================================------------------
                                                              ------------------
Net gain relating to fair value hedges........................ $ 50.5   $  95.5
================================================================================

The net gain (loss) on servicing hedges was reported with operating expenses and the net loss on our investment hedges was reported with net realized/unrealized capital gains (losses) on our consolidated statements of operations.

Cash Flow Hedges

We also utilize floating-to-fixed rate interest rate swaps to match cash flows.

We entered into currency exchange swap agreements to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed-rate instruments to eliminate the exposure to future currency volatility on those items.

In 2002 and 2001, we recognized a $74.5 million and $5.8 million, respectively, after-tax decrease in value related to cash flow hedges in accumulated other comprehensive income. During this time period, none of our cash flow hedges have been discontinued because it was probable that the original forecasted transaction would not occur by the end of the originally specified time period. We have reclassified $17.8 million net losses from accumulated comprehensive income into earnings during 2002 (none was transferred during 2001), and we expect to reclassify $54.3 million net losses in the next 12 months.

In most cases, zero hedge ineffectiveness for cash flow hedges is assumed because the derivative instrument was constructed such that all terms of the derivative match the hedged risk in the hedged item. As a result, we have recognized an immaterial amount in earnings due to cash flow hedge ineffectiveness.

Derivatives Not Designated as Hedging Instruments

We attempt to match the timing of when interest rates are committed on insurance products, residential mortgage loans and other new investments. However, timing differences may occur and can expose us to fluctuating interest rates. To offset this risk, we use mortgage-backed forwards, over-the-counter options on mortgage-backed securities, U.S. Treasury futures contracts, options on Treasury futures, Treasury rate guarantees and interest rate floors to economically hedge anticipated transactions and to manage interest rate risk. Futures contracts are marked to market and settled daily, which minimizes the counterparty risk. Forward contracts are marked to market no less than quarterly. Our interest rate lock commitments on residential mortgage loans are also accounted for as derivatives.

Occasionally, we will sell a callable investment-type contract and may use interest rate swaptions or similar instruments to transform the callable liability into a fixed term liability. In addition, we may sell an investment-type contract with attributes tied to market indices, in which case we write an equity call option to convert the overall contract into a fixed-rate liability, essentially eliminating the equity component altogether. We have also entered into credit default swaps to exchange the credit default swap risk of one bond for that of another.

Although the above-mentioned derivatives are effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment under SFAS 133. As such, periodic changes in the market value of these instruments flow directly into net income. In 2002 and 2001, gains of $19.1 million and $68.3 million, respectively, were recognized in income from market value changes of derivatives not receiving hedge accounting treatment.

In 2002, we entered into an interest rate swap as part of a structuring process of an investment grade collateralized debt obligation ("CDO") issuance. Due to market conditions, the CDO was never issued. The pretax loss realized on the termination of the interest rate swap was $17.3 million.

8. Closed Block

In connection with the 1998 MIHC formation, we formed a Closed Block to provide reasonable assurance to policyholders included therein that, after the formation of the MIHC, assets would be available to maintain dividends in aggregate in accordance with the 1997 policy dividend scales, if the experience underlying such scales continued. Assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from policies and contracts included in the Closed Block, were expected to be sufficient to support the Closed Block policies, including, but not limited to, provisions for payment of claims, certain expenses, charges and taxes, and to provide for continuation of policy and contract dividends in aggregate in accordance with the 1997 dividend scales, if the experience underlying such scales continues, and to allow for appropriate adjustments in such scales, if such experience changes. Due to adjustable life policies being included in the Closed Block, the Closed Block is charged with amounts necessary to properly fund for certain adjustments, such as face amount and premium increases, that are made to these policies after the Closed Block inception date. These amounts are referred to as Funding Adjustment Charges and are treated as capital transfers from the Closed Block.

Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block. Closed Block assets and liabilities are carried on the same basis as other similar assets and liabilities. We will continue to pay guaranteed benefits under all policies, including the policies within the Closed Block, in accordance with their terms. If the assets allocated to the Closed Block, the investment cash flows from those assets and the revenues from the policies included in the Closed Block, including investment income thereon, prove to be insufficient to pay the benefits guaranteed under the policies included in the Closed Block, we will be required to make such payments from our general funds. No additional policies were added to the Closed Block, nor was the Closed Block affected in any other way, as a result of Principal Mutual Holding Company's demutualization.

A policyholder dividend obligation is required to be established for earnings in the Closed Block that are not available to shareholders. A model of the Closed Block was established to produce the pattern of expected earnings in the Closed Block (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income). If actual cumulative earnings of the Closed Block are greater than the expected cumulative earnings of the Closed Block, only the expected cumulative earnings will be recognized in income with the excess recorded as a policyholder dividend obligation. This policyholder dividend obligation represents undistributed accumulated earnings that will be paid to Closed Block policyholders as additional policyholder dividends unless offset by future performance of the Closed Block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. At December 31, 2002, cumulative actual earnings have been less than cumulative expected earnings. However, cumulative net unrealized gains were greater than expected resulting in the recognition of a policyholder dividend obligation of $33.6 million as of December 31, 2002.

Closed Block liabilities and assets designated to the Closed Block were as follows:

                                                         As of December 31,
                                                      2002           2001
                                                    --------      -----------
                                                             (in millions)
   Closed Block liabilities
   Future policy benefits and claims.............    $5,320.0       $5,248.7
   Other policyholder funds......................        33.0           20.3
   Policyholder dividends payable................       374.3          376.6
   Policyholder dividend obligation..............        33.6            -
   Other liabilities.............................        20.1           11.8
                                                    ------------ -------------
                                                    ------------ -------------
     Total Closed Block liabilities..............     5,781.0        5,657.4

   Assets designated to the Closed Block
   Fixed maturities, available-for-sale..........     2,707.0        2,466.3
   Equity securities, available-for-sale.........        23.4           23.4
   Mortgage loans................................       862.9          880.0
   Real estate...................................         0.5            -
   Policy loans..................................       776.1          792.5
   Other investments.............................        19.8            6.9
                                                    ------------ -------------
                                                    ------------ -------------
     Total investments...........................     4,389.7        4,169.1

   Cash and cash equivalents (deficit)...........        (5.4)          (8.0)
   Accrued investment income.....................        77.5           77.2
   Deferred tax asset............................        68.5           80.8
   Premiums due and other receivables............        29.5           33.3
                                                    ------------ -------------
                                                    ------------ -------------
     Total assets designated to the Closed Block.     4,559.8        4,352.4
                                                    ------------ -------------
                                                    ------------ -------------

   Excess of Closed Block liabilities over assets
     designated to the Closed Block..............     1,221.2        1,305.0

   Amounts included in other
     comprehensive income........................        77.8           43.6
                                                    ------------ -------------
                                                    ------------ -------------

   Maximum future earnings to be recognized from
     Closed Block assets and liabilities.........    $1,299.0       $1,348.6
                                                    ============ =============

Closed Block revenues and expenses were as follows:

                                             For the year ended December 31,
                                         2002              2001        2000
                                        -----------  ------------  -------------
                                                         (in millions)
Revenues
Premiums and other considerations.......  $710.0      $   742.1      $   752.4
Net investment income...................   309.9          311.8          289.9
Net realized/unrealized capital losses..   (40.8)         (19.7)          (4.9)
                                        -----------  ------------  -------------
                                        -----------  ------------  -------------
  Total revenues........................   979.1        1,034.2        1,037.4

Expenses
Benefits, claims and settlement
  expenses..............................   583.3          614.4          601.2
Dividends to policyholders..............   305.2          305.8          307.7
Operating expenses......................    12.3           12.7           13.6
                                        -----------  ------------  -------------
                                        -----------  ------------  -------------
  Total expenses........................   900.8          932.9          922.5
                                        -----------  ------------  -------------
                                        -----------  ------------  -------------

Closed Block revenue, net of Closed
  Block expenses, before income taxes...    78.3          101.3          114.9
Income taxes............................    25.2           33.5           38.4
                                        -----------  ------------  -------------
                                        -----------  ------------  -------------
Closed Block revenue, net of Closed         53.1           67.8           76.5
  Block expenses and income taxes.......
Funding adjustment charges..............    (3.5)          (7.6)         (12.0)
                                        -----------  ------------  -------------
                                        -----------  ------------  -------------
Closed Block revenue, net of Closed      $  49.6     $     60.2     $     64.5
  Block expenses, income tax and funding
  adjustment charges....................
                                           ===========  ============  ==========

The change in maximum future earnings of the Closed Block was as follows:

                                                    As of December 31,
                                              2002                      2001
                                     -----------------------  ------------------
                                                       (in millions)

Beginning of year.................          $1,348.6                   $1,408.8
End of year.......................           1,299.0                    1,348.6
                                     -----------------------  ------------------
                                     -----------------------  ------------------
Change in maximum future earnings.        $    (49.6)                 $   (60.2)
                                     =======================  ==================

We charge the Closed Block with federal income taxes, payroll taxes, state and local premium taxes and other state or local taxes, licenses and fees as provided in the plan of reorganization.

9. Deferred Policy Acquisition Costs

Policy acquisition costs deferred and amortized in 2002, 2001 and 2000 were as follows (in millions):
                                                   As of December 31,
                                              2002       2001         2000
                                            ---------- ----------- ------------
                                            ---------- ----------- ------------
   Balance at beginning of year...........   $1,322.3   $1,333.3     $1,430.9
   Cost deferred during the year..........      314.8      249.0        263.9
   Amortized to expense during the year...     (141.1)    (198.5)      (239.2)
   Effect of unrealized gains.............     (121.6)     (61.5)      (122.3)
                                            ---------- ----------- ------------
                                            ---------- ----------- ------------
   Balance at end of year.................   $1,374.4   $1,322.3     $1,333.3
                                            ========== =========== ============

10. Insurance Liabilities

Contractholder Funds

Major components of contractholder funds in the consolidated statements of financial position are summarized as follows (in millions):

                                                          As of December 31,
                                                           2002       2001
                                                        ------------------------
                                                        ------------------------
Liabilities for investment-type contracts:
  Guaranteed investment contracts.......................  $13,894.4   $14,123.5
  U.S. funding agreements...............................      107.8       307.1
  International funding agreements backing medium-term
    notes...............................................    3,583.5     3,298.4
  International funding agreements......................    2,555.0       723.9
  Other investment-type contracts.......................    1,775.3     2,272.1
                                                        ------------------------
Total liabilities for investment-type contracts.........   21,916.0    20,725.0

Liabilities for individual annuities....................    2,900.4     2,557.6
Universal life and other reserves.......................    1,480.9     1,382.0
                                                        ------------------------
Total contractholder funds..............................  $26,297.3   $24,664.6
                                                        ========================

Our guaranteed investment contracts and funding agreements contain provisions limiting early surrenders, including penalties for early surrenders and minimum notice requirements. Put provisions give customers the option to terminate a contract prior to maturity, provided they give a minimum notice period.

Funding agreements are issued to nonqualified institutional investors both in domestic and international markets. We have a $4.0 billion international program, under which a consolidated offshore special purpose entity was created to issue nonrecourse medium-term notes. Under the program, the proceeds of each note series issuance are used to purchase a funding agreement from us, which is used to secure that particular series of notes. The payment terms of any particular series of notes match the payment terms of the funding agreement that secures that series. Claims for principal and interest under those international funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under insolvency provisions of Iowa Insurance Laws and, accordingly, are reported as contractholder funds liabilities in our consolidated statements of financial position. In general, the medium-term note funding agreements do not give the contractholder the right to terminate prior to contractually stated maturity dates, absent the existence of certain circumstances which are largely within our control. As of December 31, 2002, the contractual maturities were 2003 - $573.3 million; 2004 - $562.8 million; 2005 - $795.1 million; 2006 - $107.7 million; 2007 - $25.3 million and thereafter - $1,519.3 million.

In February 2001, we agreed to issue up to $3.0 billion of funding agreements under another program to support the prospective issuance by an unaffiliated entity of medium-term notes in both domestic and international markets. Subsequently in April 2002, we agreed to an additional issuance of up to $1.0 billion to the same program bringing the total program authorized amount to $4.0 billion. The unaffiliated entity is an unconsolidated qualifying special purpose entity. The funding agreements issued to the unaffiliated entity are reported as contractholder funds liabilities in our consolidated statements of financial position. As of December 31, 2002, $2,555.0 million have been issued under this program.

Future Policy Benefits and Claims

Activity in the liability for unpaid accident and health claims, which is included with future policy benefits and claims in the consolidated statements of financial position, is summarized as follows (in millions):

                                                For the year ended December 31,
                                          2002         2001            2000
                                    --------------- --------------- ------------
                                    --------------- --------------- ------------

   Balance at beginning of year...      $   714.8    $   705.0       $   721.7

   Incurred:
     Current year.................        1,588.3      1,597.1         1,788.1
     Prior years..................            0.6        (17.5)          (17.8)
                                    --------------- --------------- ------------
                                    --------------- --------------- ------------
   Total incurred.................        1,588.9      1,579.6         1,770.3

   Payments:
     Current year.................        1,333.2      1,283.2         1,447.3
     Prior years..................          271.2        286.6           339.7
                                    --------------- --------------- ------------
                                    --------------- --------------- ------------
   Total payments.................        1,604.4      1,569.8         1,787.0

   Balance at end of year:
     Current year.................          255.1        313.9           340.8
     Prior years..................          444.2        400.9           364.2
                                    --------------- --------------- ------------
                                    --------------- --------------- ------------
   Total balance at end of year...      $   699.3    $   714.8       $   705.0
                                    =============== =============== ============

The activity summary in the liability for unpaid accident and health claims shows an increase (decrease) of $0.6 million, $(17.5) million and $(17.8) million for the year ended December 31, 2002, 2001 and 2000, respectively, relating to prior years. Such liability adjustments, which affected current operations during 2002, 2001 and 2000, respectively, resulted from developed claims for prior years being different than were anticipated when the liabilities for unpaid accident and health claims were originally estimated. These trends have been considered in establishing the current year liability for unpaid accident and health claims.

11. Debt

Short-Term Debt

Short-term debt consists primarily of a payable to PFSI of $875.3 million and $1,087.8 million as of December 31, 2002 and 2001, respectively. Interest paid on intercompany debt was $19.9 million and $39.7 million during 2002 and 2001, respectively. Short-term debt also consists of outstanding balances on revolving credit facilities with various financial institutions. At December 31, 2002, we, including certain subsidiaries, had credit facilities with various financial institutions in an aggregate amount of $800.0 million. These credit facilities include $700.0 million to finance a commercial mortgage-backed securities ("CMBS") pipeline, of which $284.2 million was outstanding at December 31, 2002, and $100.0 million in credit facilities to purchase certain CMBS securities for investment purposes, of which $84.4 million was outstanding at December 31, 2002.

The weighted-average interest rates on short-term borrowings as of December 31, 2002 and 2001, were 1.8% and 2.3%, respectively.

Long-Term Debt

The components of long-term debt as of December 31, 2002 and 2001, were as follows (in millions):

                                                     As of December 31,
                                                   2002        2001
                                               ------------ ---------------
                                               ------------ ---------------

   7.875% surplus notes payable, due 2024....       199.0        199.0
   8% surplus notes payable, due 2044........        99.1         99.1
   Nonrecourse mortgages and notes payable...       158.0        150.3
   Other mortgages and notes payable.........       122.6        169.2
                                               ------------ ---------------
                                               ------------ ---------------
   Total long-term debt......................      $578.7       $617.6
                                               ============ ===============

The amounts included above are net of the discount and direct costs associated with issuing these notes, which are being amortized to expense over their respective terms using the interest method.

On March 10, 1994, we issued $300.0 million of surplus notes, including $200.0 million due March 1, 2024, at a 7.875% annual interest rate and the remaining $100.0 million due March 1, 2044, at an 8% annual interest rate. None of our affiliates hold any portion of the notes. Each payment of interest and principal on the notes, however, may be made only with the prior approval of the Commissioner of Insurance of the State of Iowa (the "Commissioner") and only to the extent that we have sufficient surplus earnings to make such payments. For each of the years ended December 31, 2002, 2001 and 2000, interest of $23.8 million was approved by the Commissioner, paid and charged to expense.

Subject to Commissioner approval, the surplus notes due March 1, 2024, may be redeemed at our election on or after March 1, 2004, in whole or in part at a redemption price of approximately 103.6% of par. The approximate 3.6% premium is scheduled to gradually diminish over the following ten years. These surplus notes may then be redeemed on or after March 1, 2014, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.

In addition, subject to Commissioner approval, the notes due March 1, 2044, may be redeemed at our election on or after March 1, 2014, in whole or in part at a redemption price of approximately 102.3% of par. The approximate 2.3% premium is scheduled to gradually diminish over the following ten years. These notes may be redeemed on or after March 1, 2024, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.

The mortgages and other notes payable are financings for real estate developments. We, including certain subsidiaries, had $378.0 million in credit facilities with various financial institutions, in addition to obtaining loans with various lenders to finance these developments. Outstanding principal balances as of December 31, 2002, range from $0.2 million to $100.9 million per development with interest rates generally ranging from 6.0% to 8.6%. Outstanding principal balances as of December 31, 2001, range from $0.1 million to $101.9 million per development with interest rates generally ranging from 7.2% to 8.6%.

At December 31, 2002, future annual maturities of the long-term debt were as follows (in millions):

   2003...............................................           $116.9
   2004...............................................              7.5
   2005...............................................             29.7
   2006...............................................             20.9
   2007...............................................             96.8
   Thereafter.........................................            306.9
                                                         -------------------
                                                         -------------------
   Total future maturities of the long-term debt......           $578.7
                                                         ===================

Cash paid for interest for 2002, 2001 and 2000 was $42.1 million, $43.9 million and $42.0 million, respectively. These amounts include interest paid on taxes during these years.

12. Income Taxes

Our income tax expense was as follows (in millions):
                                                 For the year ended December 31,
                                                     2002       2001      2000
                                                  ---------- ---------- --------
                                                  ---------- ---------- --------
Current income taxes (benefit):
  Federal........................................  $ (52.8)   $  30.0    $195.2
  State and foreign..............................     49.4       30.0      12.2
  Net realized/unrealized capital gains (losses).    (78.1)    (210.1)     29.6
                                                  ---------- ---------- --------
                                                  ---------- ---------- --------
Total current income taxes (benefit).............    (81.5)    (150.1)    237.0
Deferred income taxes............................    101.7      242.5      11.8
                                                  ---------- ---------- --------
                                                  ---------- ---------- --------
Total income taxes...............................  $  20.2    $  92.4    $248.8
                                                  ========== ========== ========

Our provision for income taxes may not have the customary relationship of taxes to income. Differences between the prevailing corporate income tax rate of 35% times the pretax income and our effective tax rate on pretax income are generally due to inherent differences between income for financial reporting purposes and income for tax purposes and the establishment of adequate provisions for any challenges of the tax filings and tax payments to the various taxing jurisdictions. A reconciliation between the corporate income tax rate and the effective tax rate is as follows:
                                               For the year ended December 31,
                                                   2002      2001      2000
                                             ------------ ---------- ---------
                                             ------------ ---------- ---------
   Statutory corporate tax rate............          35%       35%       35%
   Dividends received deduction............         (12)      (13)       (5)
   Interest exclusion from taxable income..          (2)       (3)       (1)
   Federal tax settlement for prior years..         (20)        -         -
   Other...................................           3         1        (1)
                                             ------------ ---------- ---------
   Effective tax rate......................           4%       20%       28%
                                             ============ ========== =========

Significant components of our net deferred income taxes were as follows (in millions):
                                                            As of December 31,
                                                              2002     2001
                                                          ----------- ---------
                                                          ----------- ---------
 Deferred income tax assets (liabilities):
   Insurance liabilities................................. $    263.1   $ 229.3
   Deferred policy acquisition costs.....................     (432.0)   (373.1)
   Net unrealized gains on available-for-sale securities.     (422.7)   (202.0)
   Mortgage loan servicing rights........................     (429.6)   (355.2)
   Other.................................................      (83.5)    (81.7)
                                                          ----------- ---------
                                                          ----------- ---------
 Total net deferred income tax liabilities...............  $(1,104.7)      $
                                                          =========== =========

The Internal Revenue Service (the "Service") has completed examination of the U.S. consolidated federal income tax returns for 1998 and prior years. The Service has also begun to examine returns for 1999 and 2000. We believe that there are adequate defenses against or sufficient provisions for any challenges.

Undistributed earnings of certain foreign subsidiaries are considered indefinitely reinvested. A tax liability will be recognized when we expect distribution of earnings in the form of dividends, sale of the investment or otherwise.

Net cash received for income taxes in 2002 was $306.8 million primarily due to refunds for 2001 capital losses and the favorable settlement of an Internal Revenue Service audit issue. Cash paid for income taxes in 2001 and 2000 was $69.3 million and $131.9 million, respectively.

13. Employee and Agent Benefits

We have defined benefit pension plans covering substantially all of our employees and certain agents. Some of these plans provide supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. The employees and agents are generally first eligible for the pension plans when they reach age 21. For plan participants employed prior to January 1, 2002, the pension benefits are based on the greater of a final average pay benefit or a cash balance benefit. The final average pay benefit is based on the years of service and generally the employee's or agent's average annual compensation during the last five years of employment. Partial benefit accrual of final average pay benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The cash balance portion of the plan started on January 1, 2002. An employee's account will be credited with an amount based on the employee's salary, age and service. These credits will accrue with interest. For plan participants hired on and after January 1, 2002, only the cash balance plan applies. Our policy is to fund the cost of providing pension benefits in the years that the employees and agents are providing service to us. Our funding policy for all plans is to deposit the U.S. GAAP-related net periodic pension cost using long-term assumptions, unless the U.S. GAAP funded status is positive, in which case no deposit is made.

For 2002, the plan assets include $79.4 million in PFG stock held under a separate account under an annuity contract. These assets were received in the qualified defined benefit plan as a result of Principal Mutual Holding Company's demutualization. For 2001, the value of the demutualization funds was $56.7 million, which was amortized over the remaining service period of plan participants.

We also provide certain health care, life insurance and long-term care benefits for retired employees. Retiree health benefits are provided for employees hired prior to January 1, 2002, while retiree long-term care benefits are provided for employees whose retirement was effective prior to July 1, 2000. Covered employees are first eligible for these postretirement benefits when they reach age 57 and have completed ten years of service with us. Partial benefit accrual of these health, life and long-term care benefits is recognized from the employee's date of hire until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. Our policy is to fund the cost of providing retiree benefits in the years that the employees are providing service to us. Our funding policy for all plans is to deposit the U.S. GAAP-related net periodic postretirement benefit cost using long-term assumptions unless the U.S. GAAP funded status is positive, in which case no deposit is made.

For 2001, as a result of Principal Mutual Holding Company's demutualization, the postretirement benefit plans received $11.3 million in compensation, which was used to pay benefit claims and participant contributions, with the remainder to be amortized over the remaining service period of plan participants.

The plans' combined funded status, reconciled to amounts recognized in the consolidated statements of financial position and consolidated statements of operations, was as follows (dollars in millions):

                                                  Pension benefits        Other postretirement benefits
                                           --------------------------------------------------------------
                                           --------------------------------------------------------------
                                                 As of December 31,             As of December 31,
                                                2002            2001           2002            2001
                                           --------------- ----------------------------------------------
 Change in benefit obligation
 Benefit obligation at beginning of year..   $  (856.0)       $ (797.3)      $ (231.1)       $ (221.8)
 Service cost.............................       (36.5)          (31.2)          (9.4)           (8.3)
 Interest cost............................       (63.0)          (59.3)         (17.8)          (15.6)
 Actuarial loss...........................      (124.4)          (42.0)         (36.6)          (25.7)
 Participant contributions................         -               -             (1.5)           (1.3)
 Benefits paid............................        33.5            31.7            9.0            10.9
 Other....................................         -              42.1            7.2            30.7
                                           --------------- ----------------------------------------------
 Benefit obligation at end of year........   $(1,046.4)       $ (856.0)      $ (280.2)       $ (231.1)
                                           =============== ==============================================
 Change in plan assets
 Fair value of plan assets at beginning
   of year................................   $   952.5        $1,115.4       $  362.3        $  359.8
 Actual return (loss) on plan assets......       (32.2)          (15.7)          (2.2)            5.6
 Employer contribution....................         6.5             9.0            1.3             1.4
 Participant contributions................         -               -              1.5             1.3
 Benefits paid............................       (33.5)          (31.7)          (8.9)           (5.7)
 Other....................................         -            (124.5)           -               -
                                           --------------- ----------------------------------------------
 Fair value of plan assets at end of year.   $   893.3        $  952.5       $  354.0        $  362.4
                                           =============== ==============================================
 Funded (underfunded) status..............   $  (153.1)       $   96.5       $   73.8        $  131.3
 Unrecognized net actuarial (gain) loss...       183.7           (65.3)          70.7            (0.6)
 Unrecognized prior service cost (benefit)         5.9             7.6          (32.6)          (28.2)
 Unamortized transition asset.............        (0.5)           (2.7)           -               -
                                           --------------- ----------------------------------------------
                                           --------------- ----------------------------------------------
 Other assets - prepaid benefit cost......   $    36.0        $   36.1       $  111.9        $  102.5
                                           =============== ==============================================
                                           =============== ==============================================
 Weighted-average assumptions as of
   December 31
 Discount rate............................     6.50%           7.50%             6.50%          7.50%

                                         Pension benefits                 Other postretirement benefits
                             -------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------
                                  For the year ended December 31,        For the year ended December 31,
                                2002          2001          2000          2002       2001         2000
                             ----------------------------------------- ------------------------------------
   Components of net
     periodic benefit cost
   Service cost.............   $ 36.5        $ 31.2         $ 35.0       $  9.4     $  8.3        $ 10.4
   Interest cost............     63.0          59.3           57.5         17.8       15.6          19.0
   Expected return on plan
     assets.................    (84.6)        (99.2)         (81.3)       (32.8)     (32.3)        (25.1)
   Amortization of prior
     service cost
     (benefit)..............      1.7           1.7            1.7         (2.7)      (2.6)          -
   Amortization of
     transition (asset)
     obligation.............     (2.2)        (11.5)         (11.5)         -          0.3           2.3
   Recognized net actuarial
     (gain) loss............     (7.9)        (14.1)         (12.5)         0.2       (1.3)         (1.1)
                             ----------------------------------------- ------------------------------------
                             ----------------------------------------- ------------------------------------
   Net periodic benefit        $  6.5        $(32.6)        $(11.1)      $ (8.1)    $(12.0)       $  5.5
     cost (income)..........
                             ========================================= ====================================

For 2002, the higher benefits and compensation limits of the Economic Growth and Tax Relief Reconciliation Act of 2001 were recognized in the defined benefit plans. In 2001, we reclassified assets supporting nonqualified pension plan liabilities through a reduction in contractholder funds and an increase in invested assets. The pension plans' gains and losses are amortized using a straight-line amortization method over the average remaining service period of employees. For the qualified pension plan, there is no corridor recognized in determining the amount to amortize; for the nonqualified pension plans, the corridor allowed under SFAS No. 87, Employers' Accounting for Pensions ("SFAS 87"), is used.

The projected benefit obligation for the pension plans with projected benefit obligations in excess of plan assets was $180.6 million and $147.8 million as of December 31, 2002 and 2001, respectively. The accumulated benefit obligation for the pension plans with accumulated benefit obligations in excess of plan assets was $125.1 million and $115.9 million as of December 31, 2002 and 2001, respectively. These obligations relate to the nonqualified pension plan liabilities. The nonqualified plans have assets that are housed in trusts that fail to meet the requirements to be included in plan assets under SFAS 87. The prepaid benefit costs and accrued benefit costs are $175.1 million and $(139.1) million, respectively, as of December 31, 2002, and $165.0 million and $(128.9) million, respectively, as of December 31, 2001.

Effective for 2003, we amended the method for determining postretirement retiree health plan contributions. As a result of this change, the accumulated postretirement obligation decreased by $7.2 million. As part of the substantive plan, the retiree health contributions are assumed to be adjusted in the future as claim levels change.

The accumulated postretirement benefit obligation and fair value of plan assets for the postretirement plans with accumulated postretirement benefit obligations in excess of plan assets were $90.2 million and $80.0 million, respectively, as of December 31, 2002, and $2.3 million and $1.1 million, respectively, as of December 31, 2001. The prepaid benefit costs and accrued benefit costs are $112.5 million and $(0.7) million, respectively, as of December 31, 2002, and $103.2 million and $(0.7) million, respectively, as of December 31, 2001.

For 2002 and 2001, the expected long-term rates of return on plan assets for pension benefits were 8.5% and 9.0%, respectively, on a pretax basis. The assumed rate of increase in future compensation levels was 5.0% for both 2002 and 2001.

For 2002 and 2001, the expected long-term rates of return on plan assets for other postretirement benefits varied by benefit type, employee group and tax status of the trust. For 2002, the rates ranged from 7.25% to 8.25%. For 2001, the rates ranged from 7.8% to 9.3% on a pretax basis.

The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligations starts at 15% in 2002 and declines to an ultimate rate of 5% in 2009. Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans.

A one-percentage-point change in assumed health care cost trend rates would have the following effects (in millions):

                                          1-percentage-point  1-percentage-point
                                               increase            decrease
                                          ------------------- ------------------

   Effect on total of service
     and interest cost components.......         $  8.4             $  (6.6)
   Effect on accumulated postretirement
     benefit obligation.......                     61.8               (49.4)

In addition, we have defined contribution plans that are generally available to all employees and agents who are age 21 or older. Eligible participants may contribute up to 20% of their compensation. We match the participant's contribution at a 50% contribution rate up to a maximum contribution of 3% of the participant's compensation. The defined contribution plan allows employees to choose among various investment options, including PFG common stock. Effective September 1, 2002, the employer stock fund was converted to an employee stock ownership plan. We contributed $18.9 million in 2002, $17.9 million in 2001 and $16.0 million in 2000 to these defined contribution plans.

As a result of Principal Mutual Holding Company's demutualization, the defined contribution plans received $19.7 million in compensation, which was allocated to participant accounts.

14. Commitments and Contingencies

Litigation

We are a plaintiff or defendant in actions arising out of our operations. We are, from time to time, also involved in various governmental and administrative proceedings. While the outcome of any pending or future litigation cannot be predicted, management does not believe that any pending litigation will have a material adverse effect on our business, financial condition or results of operations. However, no assurances can be given that such litigation would not materially and adversely affect our business, financial condition or results of operations.

We are regularly involved in litigation, both as a defendant and as a plaintiff but primarily as a defendant. Litigation naming us as a defendant ordinarily arises out of our business operations as a provider of medical insurance, life insurance, annuities and residential mortgages. In addition, regulatory bodies, such as state insurance departments, the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., the Department of Labor and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, ERISA and laws governing the activities of broker-dealers.

Other companies in the life insurance industry have historically been subject to substantial litigation resulting from claims disputes and other matters. Most recently, such companies have faced extensive claims, including class-action lawsuits, alleging improper life insurance sales practices. Negotiated settlements of such class-action lawsuits have had a material adverse effect on the business, financial condition and results of operations of certain of these companies.

We were a defendant in two class-action lawsuits which alleged improper sales practices. We have settled these two class-action lawsuits and have accrued a loss reserve for our best estimate based on information available. We believe this reserve is sufficient to cover our obligation under the settlements. A number of persons and entities who were eligible to be class members have excluded themselves from the class (or "opted out"), as the law permits them to do. We have been notified that some of those who opted out from the class filed lawsuits and made claims similar to those addressed by the settlement. Most of those lawsuits and claims have been resolved. We accrued a loss reserve for our best estimate of our potential exposure to the suits and claims. As uncertainties continue to exist in resolving this matter, it is reasonably possible that all the actual costs of the suits and claims could exceed our estimate. The range of any such costs cannot be presently estimated; however, we believe the additional costs will not have a material impact on our business, financial condition or results of operations.

A lawsuit was filed on September 27, 2001, in the United States District Court for the Northern District of Illinois, seeking damages and other relief on behalf of a putative class of policyholders based on allegations that the plan of conversion of Principal Mutual Holding Company from a mutual insurance holding company into a stock company violates the United States Constitution. The action is captioned Esther L. Gayman v. Principal Mutual Holding Company, et al. On April 16, 2002, the Court granted our Motion to Dismiss and ordered the lawsuit be dismissed in its entirety. On April 17, 2002, a Judgment was entered to that effect. The Plaintiffs filed an appeal on May 15, 2002, with the 7th Circuit Court of Appeals. On November 22, 2002, the 7th Circuit Court of Appeals affirmed the District Court's decision.

While we cannot predict the outcome of any pending or future litigation, examination or investigation, we do not believe any pending matter will have a material adverse effect on our business, financial condition or results of operations.

Guarantees and Indemnifications

In the normal course of business, we have provided guarantees to third parties primarily related to a former subsidiary, joint ventures and industrial revenue bonds. These agreements generally expire from 2003 through 2015. The estimated maximum exposure under these agreements is approximately $165.0 million; however, we believe the likelihood is remote that material payments will be required and therefore have not accrued for a liability on our consolidated statement of financial position. Should we be required to perform under these guarantees, we could recover a portion of the loss from third parties through recourse provisions included in agreements with such parties, the sale of assets held as collateral that can be liquidated in the event that performance is required under the guarantees or other recourse available to us, minimizing the impact to our results of operations.

We are also subject to various indemnification obligations issued in conjunction with certain transactions, primarily divestitures and the sale of residential mortgage loans and servicing rights by our mortgage banking segment, whose terms range in duration and often are not explicitly defined. Generally, a maximum obligation is not explicitly stated; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. While we are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, we believe the likelihood is remote that material payments would be required under such indemnifications and therefore such indemnifications would not result in a material adverse effect on our business, financial position or results of operations.

Securities Held for Collateral

We held $774.7 million in mortgage-backed securities in trust at December 31, 2002, to satisfy collateral requirements associated with our mortgage banking segment and derivatives credit support agreements.

15. Stockholder's Equity

Treasury Stock

As a result of the demutualization, our ultimate parent, PFG, issued 363.7 thousand shares of its common stock with a value of $6.7 million to rabbi trusts held by us for certain benefit plans. These shares were reported as treasury stock and additional paid-in capital in the consolidated statements of stockholder's equity at December 31, 2001. In February 2002, these shares were sold, which generated proceeds of $8.0 million, with a cost of $6.7 million.

Other Comprehensive Income (Loss)

Comprehensive income (loss) includes all changes in stockholder's equity during a period except those resulting from investments by our stockholder and distributions to our stockholder.

The components of accumulated other comprehensive income (loss) were as follows (in millions):

                                        Net unrealized  Net unrealized
                                        gains (losses)     losses on       Foreign         Accumulated
                                              on          derivative       currency           other
                                       available-for-sale instruments    translation      comprehensive
                                         securities                      adjustment      income (loss)
                                       ------------------------------------------------ ------------------
                                       ------------------------------------------------ ------------------

   Balances at January 1, 2000.......     $   (98.6)        $  (3.5)       $  (60.0)        $  (162.1)
   Net change in unrealized gains
     (losses) on fixed maturities,
     available-for-sale..............         722.0             -               -               722.0
   Net change in unrealized gains
     (losses) on equity securities,
     available-for-sale..............        (268.6)            -               -              (268.6)
   Adjustments for assumed changes
     in amortization pattern:
       Deferred policy acquisition
         costs.......................        (122.7)            -               -              (122.7)
       Unearned revenue reserves.....          15.2             -               -                15.2
   Net change in unrealized gains
     (losses) on derivative
     instruments.....................           -              (1.3)            -                (1.3)
   Provision for deferred income tax
     benefit (expense)...............        (121.9)            0.5             -              (121.4)
   Change in net foreign currency
     translation adjustment..........           -               -              27.0              27.0
                                       ------------------------------------------------ ------------------
                                       ------------------------------------------------ ------------------
   Balances at December 31, 2000.....         125.4            (4.3)          (33.0)             88.1

                                        Net unrealized        Net
                                        gains (losses)     unrealized      Foreign
                                              on           losses on       currency     Accumulated other
                                       available-for-sale  derivative    translation      comprehensive
                                          securities      instruments     adjustment      income (loss)
                                       ----------------- ------------------------------ -------------------
                                       ----------------- ------------------------------ -------------------

   Balances at January 1, 2001.......      $  125.4         $   (4.3)      $  (33.0)         $   88.1
   Net change in unrealized gains
     (losses) on fixed maturities,
     available-for-sale..............         510.7              -              -               510.7
   Net change in unrealized gains
     (losses) on equity securities,
     available-for-sale..............          (2.5)             -              -                (2.5)
   Adjustments for assumed changes
     in amortization pattern:
       Deferred policy acquisition
         costs.......................         (61.3)             -              -               (61.3)
       Unearned revenue reserves.....           4.3              -              -                 4.3
   Net change in unrealized gains
     (losses) on derivative
     instruments.....................           -              (46.0)           -               (46.0)
   Dividends to parent...............          (1.3)             -             11.1               9.8
   Provision for deferred income tax
     benefit (expense)...............        (160.5)            16.1            -              (144.4)
   Change in net foreign currency
     translation adjustment..........           -                -             23.9              23.9
   Cumulative effect of accounting
     change, net of related income
     taxes...........................          20.9            (24.0)         (11.1)            (14.2)
                                       ----------------- ------------------------------ -------------------
                                       ----------------- ------------------------------ -------------------
   Balances at December 31, 2001.....         435.7            (58.2)          (9.1)            368.4
   Net change in unrealized gains
     (losses) on fixed maturities,
     available-for-sale..............         806.3              -              -               806.3
   Net change in unrealized gains
     (losses) on equity securities,
     available-for-sale..............          60.9              -              -                60.9
   Adjustments for assumed changes
     in amortization pattern:
       Deferred policy acquisition
         costs.......................        (121.6)             -              -              (121.6)
       Unearned revenue reserves.....           6.4              -              -                 6.4
   Net change in unrealized gains
     (losses) on derivative
     instruments.....................           -              (77.6)           -               (77.6)
   Net change in unrealized gains
     (losses) on policyholder
     dividend obligation.............         (33.6)             -              -               (33.6)
   Provision for deferred income tax
     benefit (expense)...............        (253.3)            27.2            -              (226.1)
   Change in net foreign currency
     translation adjustment..........           -                -              2.0               2.0
                                       ----------------- ------------------------------ -------------------
   Balances at December 31, 2002.....      $  900.8         $ (108.6)      $   (7.1)         $  785.1
                                       ================= ============================== ===================

The following table sets forth the adjustments necessary to avoid duplication of items that are included as part of net income for a year that had been part of other comprehensive income in prior years (in millions):

                                                                  As of December 31,
                                                          2002           2001            2000
                                                     --------------- -------------- ---------------
                                                     --------------- -------------- ---------------
   Unrealized gains on available-for-sale                 $674.2          $491.2
     securities arising during the year.............                                     $252.6
   Adjustment for realized losses on
     available-for-sale securities included in net
     income..........................................     (259.5)         (234.8)         (29.4)
                                                     --------------- -------------- ---------------
                                                     --------------- -------------- ---------------
   Unrealized gains on available-for-sale securities,
     as adjusted.....................................     $414.7          $256.4         $223.2
                                                     =============== ============== ===============

The above table is presented net of income tax, related changes in the amortization patterns of deferred policy acquisition costs and unearned revenue reserves.

Dividend Limitations

Under Iowa law, we may pay stockholder dividends only from the earned surplus arising from our business and must receive the prior approval of the Commissioner to pay a stockholder dividend if such a stockholder dividend would exceed certain statutory limitations. The current statutory limitation is the greater of 10% of our policyholder surplus as of the preceding year-end or the net gain from operations from the previous calendar year. Based on this limitation and 2002 statutory results, we could pay approximately $746.6 million in stockholder dividends in 2003 without exceeding the statutory limitation.

16. Fair Value of Financial Instruments

The following discussion describes the methods and assumptions we utilize in estimating our fair value disclosures for financial instruments. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from these fair value disclosure requirements. The techniques utilized in estimating the fair values of financial instruments are affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. Care should be exercised in deriving conclusions about our business, its value or financial position based on the fair value information of financial instruments presented below. The estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

We define fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.

Fair values of public debt and equity securities have been determined by us from public quotations, when available. Private placement securities and other fixed maturities and equity securities are valued by discounting the expected total cash flows. Market rates used are applicable to the yield, credit quality and average maturity of each security.

Fair values of commercial mortgage loans are determined by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of each loan. Fair values of residential mortgage loans are determined by a pricing and servicing model using market rates that are applicable to the yield, rate structure, credit quality, size and maturity of each loan.

The fair values for assets classified as policy loans, other investments excluding equity investments in subsidiaries, cash and cash equivalents and accrued investment income in the accompanying consolidated statements of financial position approximate their carrying amounts.

Mortgage loan servicing rights represent the present value of estimated future net revenues from contractually specified servicing fees. The fair value was estimated with a valuation model using an internal prepayment model and discounted at a spread to London Interbank Offered Rates.

The fair values of our reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analyses based on current interest rates being offered for similar contracts with maturities consistent with those remaining for the investment-type contracts being valued. Investment-type insurance contracts include insurance, annuity and other policy contracts that do not involve significant mortality or morbidity risk and that are only a portion of the policyholder liabilities appearing in the consolidated statements of financial position. Insurance contracts include insurance, annuity and other policy contracts that do involve significant mortality or morbidity risk . The fair values for our insurance contracts, other than investment-type contracts, are not required to be disclosed. We do consider, however, the various insurance and investment risks in choosing investments for both insurance and investment-type contracts.

Fair values for debt issues are estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements.

The carrying amounts and estimated fair values of our financial instruments were as follows (in millions):

                                                               As of December 31,
                                                     2002                               2001
                                       ---------------------------------- ---------------------------------
                                       ---------------- ----------------- ---------------- ----------------
                                       Carrying amount     Fair value     Carrying amount    Fair value
                                       ---------------- ----------------- ---------------- ----------------
                                       ---------------- ----------------- ---------------- ----------------
   Assets (liabilities)
   Fixed maturities, available-for-
     sale ...........................     $32,752.6        $32,752.6          $29,007.4        $29,007.4
   Fixed maturities, trading ........         101.7            101.7               17.8             17.8
   Equity securities, available-for-
     sale ...........................         348.1            348.1              802.3            802.3
   Mortgage loans....................      10,829.4         10,987.8           10,884.6         11,164.6
   Policy loans......................         818.5            818.5              831.9            831.9
   Other investments.................       1,013.4          1,013.4              402.7            402.7
   Cash and cash equivalents.........       1,168.5          1,168.5            1,077.7          1,077.7
   Investment-type insurance
     contracts.......................     (24,816.4)       (25,660.9)         (23,282.6)       (23,642.4)
   Short-term debt...................      (1,243.9)        (1,243.9)          (1,378.4)        (1,378.4)
   Long-term debt....................        (578.7)          (594.3)            (617.6)          (613.7)

17. Statutory Insurance Financial Information

We prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa (the "State of Iowa"). The State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company to determine its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures manual ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the State of Iowa. The Commissioner has the right to permit other specific practices that deviate from prescribed practices.

In 2002, we received written approval from the State of Iowa to recognize as admitted assets those assets pledged by us on behalf of a wholly owned subsidiary instead of nonadmitting such assets. At December 31, 2002, our statutory surplus was $698.7 million greater than it would have been if NAIC SAP had been followed for this transaction. This permitted practice has no effect on our net income for the year then ended.

Life and health insurance companies are subject to certain risk-based capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. If the State of Iowa were to rescind its permission for the transaction described above, our regulatory total adjusted capital would not fall below the authorized control level RBC amount. However, if such permission were rescinded, it is likely we would restructure or discontinue our program to pledge assets on behalf of our wholly owned subsidiary. At December 31, 2002, we meet the RBC requirements.

Statutory net income and statutory capital and surplus were as follows (in millions):

                                  As of or for the year ended December 31,
                                 2002               2001              2000
                           ------------------ ----------------- ---------------
                           ------------------ ----------------- ---------------

   Statutory net income...     $   402.1          $   415.0         $   912.6
   Statutory surplus......       3,339.2            3,483.8           3,356.4

18. Segment Information

We provide financial products and services through the following segments: U.S. Asset Management and Accumulation, Life and Health Insurance and Mortgage Banking. In addition, there is a Corporate and Other segment. The segments are managed and reported separately because they provide different products and services, have different strategies or have different markets and distribution channels.

The U.S. Asset Management and Accumulation segment provides retirement and related financial products and services primarily to businesses, their employees and other individuals and provides asset management services to our asset accumulation business, the life and health insurance operations and third-party clients.

The Life and Health insurance segment provides individual life and disability insurance to the owners and employees of businesses and other individuals in the U.S. and provides group life and health insurance to businesses in the U.S.

The Mortgage Banking segment originates and services residential mortgage loan products for customers primarily in the U.S.

The Corporate and Other segment manages the assets representing capital that has not been allocated to any other segment. Financial results of the Corporate and Other segment primarily reflect our financing activities, income on capital not allocated to other segments, intersegment eliminations and non-recurring or other income or expenses not allocated to the segments based on review of the nature of such items. Prior to 2002, this segment also included international operations that offer retirement products and services, annuities, mutual funds and life insurance through subsidiaries in Argentina, Chile, Mexico and Hong Kong. During 2001 and 2000, we disposed of, distributed or dividended essentially all of our international operations to our parent, PFSI, described further in Note 4.

The Corporate and Other segment includes an equity ownership interest in Coventry Health Care, Inc. The ownership interest was sold in February 2002, described further in Note 4. The Corporate and Other segment's equity in earnings of Coventry Health Care, Inc., which was included in net investment income, was $2.1 million, $20.2 million and $20.6 million for the year ended December 31, 2002, 2001 and 2000, respectively.

We evaluate segment performance on segment operating earnings, which is determined by adjusting U.S. GAAP net income for net realized/unrealized capital gains and losses, as adjusted, and nonrecurring items which management believes are not indicative of overall operating trends. Net realized/unrealized capital gains and losses, as adjusted, are net of income taxes, related changes in the amortization pattern of deferred policy acquisition costs, recognition of front-end fee revenues for sales charges on pension products and services, net realized capital gains credited to customers and certain market value adjustments to fee revenues. Segment operating revenues exclude net realized/unrealized capital gains and their impact on recognition of front-end fee revenues. While these items may be significant components in understanding and assessing the consolidated financial performance, management believes the presentation of segment operating earnings enhances the understanding of our results of operations by highlighting earnings attributable to the normal, recurring operations of the business. However, segment operating earnings are not a substitute for net income determined in accordance with U.S. GAAP.

In 2002, non-recurring items of $109.8 million, net of income taxes, included
(1) the positive effect of the settlement of an IRS audit issue ($138.0 million) and (2) the negative effects of (a) an increase to a loss contingency reserve established for sales practice litigation ($21.6 million); (b) a cumulative effect of accounting change related to the implementation of SFAS 142 ($4.6 million); and (c) expenses related to the demutualization ($2.0 million).

In 2001, non-recurring items of $31.1 million, net of income taxes, included (1) the negative effects of (a) expenses related to the demutualization ($18.6 million); (b) a cumulative effect of change in accounting principle related to the implementation of SFAS 133 ($10.7 million); and (c) an increase to a loss contingency reserve established for sales practices litigation ($5.9 million); and (2) the positive effect of investment income generated from the proceeds of the IPO ($4.1 million).

In 2000, non-recurring items of $101.0 million, net of income taxes, included the negative effects of (a) a loss contingency reserve established for sales practices litigation ($93.8 million); and (b) expenses related to the development of a plan of demutualization ($7.2 million).

The accounting policies of the segments are similar to those as described in
Note 1, with the exception of capital allocation. We allocate capital to our segments based upon an internal capital model that allows management to more effectively manage our capital.

The following tables summarize selected financial information by segment as of or for the years ended December 31, 2002, 2001 and 2000, and reconciles segment totals to those reported in the consolidated financial statements (in millions):

                                       U.S. Asset
                                       Management    Life and
                                           and        Health      Mortgage    Corporate
                                      Accumulation   Insurance    Banking     and Other    Consolidated
                                     --------------------------- ----------- ----------------------------
                                     --------------------------- ----------- ----------------------------
   2002
   Revenues:
     Operating revenues............    $  3,690.2    $  3,946.8    $1,074.0    $   (3.8)    $  8,707.2
     Net realized/unrealized
       capital gains (losses)......        (357.8)        (93.6)        -          56.2         (395.2)
     Recognition of front-end fee
       revenues....................         (14.0)          -           -           -            (14.0)
     Capital gains distributed as
       market value adjustment....          (31.8)          -           -           -            (31.8)
                                     --------------------------- ----------- ----------------------------
   Revenues........................    $  3,286.6    $  3,853.2    $1,074.0    $   52.4     $  8,266.2
                                     =========================== =========== ============================
                                     =========================== =========== ============================

   Net income:
     Operating earnings............   $     368.5   $     233.1    $   93.3    $   10.1    $     705.0
     Net realized/unrealized
       capital gains (losses), as
       adjusted....................        (250.5)        (50.0)        -          37.8         (262.7)
     Nonrecurring items............           -            (4.6)        -         114.4          109.8
                                     --------------------------- ----------- ----------------------------
                                     --------------------------- ----------- ----------------------------
   Net income......................   $     118.0   $     178.5    $   93.3    $  162.3    $     552.1
                                     =========================== =========== ============================
                                     =========================== =========== ============================
   Assets..........................     $70,311.8     $11,356.3    $3,740.1    $1,687.4      $87,095.6
                                     =========================== =========== ============================
                                     =========================== =========== ============================

   Other segment data:
     Revenues from external
       customers..................     $  3,253.9    $  3,858.6    $1,060.8    $   92.9     $  8,266.2
     Intersegment revenues.........          32.7          (5.4)       13.2       (40.5)           -
     Interest expense..............           3.5           0.5         -          (3.8)           0.2
     Income tax expense (benefit)..         (40.1)         95.3        72.5      (107.5)          20.2
     Amortization of intangibles...           0.2           0.1         -           -              0.3

                                       U.S. Asset
                                       Management    Life and
                                           and        Health      Mortgage    Corporate
                                      Accumulation   Insurance    Banking     and Other    Consolidated
                                     --------------------------- ----------- ----------------------------
                                     --------------------------- ----------- ----------------------------
   2001
   Revenues:
     Operating revenues.............    $  3,712.0     $  3,946.4  $   714.4  $   143.7    $  8,516.5
     Net realized/unrealized                                     )
       capital losses...............        (248.6)         (62.2        -       (181.9)       (492.7)
     Recognition of front-end fee
       revenues.....................           1.5            -          -          -             1.5
     Capital gains distributed
       as market value adjustment            (14.9)           -          -          -           (14.9)
     Investment income generated
       from IPO proceeds.........              -              -          -          6.3           6.3
                                      --------------- ----------- ---------- ---------------------------
   Revenues.........................    $  3,450.0     $  3,884.2  $   714.4 $    (31.9)   $  8,016.7
                                      =============== =========== ========== ===========================
                                      =============== =========== ========== ===========================

   Net income:
                                                                  $
     Operating earnings.............   $     349.0    $     201.2       99.6 $     56.9   $     706.7
     Net realized/unrealized capital                             )
       losses, as adjusted..........        (164.7)         (33.8        -       (110.0)       (308.5)
     Nonrecurring items.............         (10.8)           0.1        -        (20.4)        (31.1)
                                      --------------- ----------- ---------- ---------------------------
                                      --------------- ----------- ---------- ---------------------------
   Net income (loss)................   $     173.5    $     167.5 $     99.6 $    (73.5)  $     367.1
                                      =============== =========== ========== ===========================
                                      =============== =========== ========== ===========================
   Assets...........................     $68,507.0      $10,776.2   $2,718.8   $1,568.6     $83,570.6
                                      =============== =========== ========== ===========================
                                      =============== =========== ========== ===========================
   Other segment data:
     Revenues from external
       customers................        $  3,416.7     $  3,888.3  $   703.8 $       7.9   $  8,016.7
     Intersegment revenues..........          33.3           (4.1)      10.6      (39.8)          -
     Interest expense...............           3.3            0.8        -         19.9          24.0
     Income tax expense (benefit)...          (8.9)          86.2       62.5      (47.4)         92.4
     Amortization of goodwill and
       other intangibles...........            3.2            4.1        0.7        0.6           8.6

                                       U.S. Asset
                                       Management    Life and
                                           and        Health      Mortgage    Corporate
                                      Accumulation   Insurance    Banking     and Other    Consolidated
                                     --------------------------- ----------- ----------------------------
                                     --------------------------- ----------- ----------------------------
   2000
   Revenues:
     Operating revenues..........     $  3,431.6    $  4,122.6    $   359.4   $   345.9    $  8,259.5
     Net realized/unrealized
       capital gains (losses)....          (53.8)         70.8          -         134.8         151.8
     Recognition of front-end fee
       revenues..................            0.9           -            -           -             0.9
                                   --------------- ----------- ------------- ------------ --------------
                                   --------------- ----------- ------------- ------------ --------------
   Revenues......................     $  3,378.7    $  4,193.4    $   359.4   $   480.7    $  8,412.2
                                   =============== =========== ============= ============ ==============
                                   =============== =========== ============= ============ ==============

   Net income:
     Operating earnings..........    $     349.0   $     162.3   $     49.8  $     80.6   $     641.7
     Net realized/unrealized
       capital gains (losses), as
       adjusted..................          (35.9)         47.3          -          89.5         100.9
     Nonrecurring items..........            -             -            -        (101.0)       (101.0)
                                   --------------- ----------- ------------- ------------ --------------
                                   --------------- ----------- ------------- ------------ --------------
   Net income....................      $           $             $     49.8  $     69.1   $     641.6
                                           313.1         209.6
                                   =============== =========== ============= ============ ==============
                                   =============== =========== ============= ============ ==============
   Assets........................      $65,756.3     $10,569.0     $1,556.3    $2,521.3     $80,402.9
                                   =============== =========== ============= ============ ==============
                                   =============== =========== ============= ============ ==============

   Other segment data:
     Revenues from external
       customers.................     $  3,349.7    $  4,196.9    $   359.4   $   506.2    $  8,412.2
     Intersegment revenues.......           29.0          (3.5)         -         (25.5)          -
     Interest expense............            7.0           2.5          -         (12.2)         (2.7)
     Income tax expense..........           97.5         104.7         26.9        19.7         248.8
     Amortization of goodwill and
       other intangibles.........            1.0           7.7          0.8         3.2          12.7

The following table summarizes our operating revenues (in millions):

                                                          For the year ended December 31,
                                                 2002                 2001                  2000
                                           ------------------ ---------------------- -------------------

 U.S. Asset Management and Accumulation
 Full-service accumulation.............           $1,076.5           $1,116.6             $1,210.4
 Full-service payout...................            1,191.8            1,214.8                920.6
 Investment only.......................              886.4              918.1                881.7
                                           ------------------ ---------------------- -------------------
   Total pension.......................                               3,249.5              3,012.7
                                                   3,154.7

 Individual annuities..................              303.8              263.3                267.5
 Other and eliminations................               49.7               33.9                  9.2
                                           ------------------ ---------------------- -------------------
     Total U.S. Asset Accumulation.....                               3,546.7              3,289.4
                                                   3,508.2
 Eliminations..........................              (33.4)             (29.6)               (32.0)
 Principal Global Investors............              215.4              194.9                174.2
                                           ------------------ ---------------------- -------------------
     Total U.S. Asset Management and               3,690.2            3,712.0              3,431.6
        Accumulation...................

 Life and Health Insurance

 Life insurance........................            1,629.6            1,658.7              1,693.1
 Health insurance......................            2,058.3            2,061.3              2,221.4
 Disability insurance..................              258.9              226.4                208.1
                                           ------------------ ---------------------- -------------------
     Total Life and Health Insurance...            3,946.8            3,946.4              4,122.6

 Mortgage Banking
 Mortgage loan production..............              483.9              311.4                 45.6
 Mortgage loan servicing...............              590.1              403.0                313.8
                                           ------------------ ---------------------- -------------------
     Total Mortgage Banking............            1,074.0              714.4                359.4

 Corporate and Other...................               (3.8)             143.7                345.9
                                           ------------------ ---------------------- -------------------

 Total operating revenues..............           $8,707.2           $8,516.5             $8,259.5
                                           ================== ====================== ===================

 Total operating revenues..............           $8,707.2           $8,516.5             $8,259.5
 Net realized/unrealized capital gains
    (losses) including recognition of front-
    end fees revenues and certain market
    value adjustments to fee revenues..             (441.0)            (506.1)               152.7
 Non-recurring.........................                -                  6.3                  -
                                           ------------------ ---------------------- -------------------
 Total GAAP revenues...................           $8,266.2           $8,016.7             $8,412.2
                                           ================== ====================== ===================

Prior to 2002, we operated in the U.S. and in selected markets internationally (including Chile, Mexico, Argentina and Hong Kong). The following table summarizes selected financial information by geographic location as of or for the year ended December 31 (in millions):

                     Revenues        Long-lived    Assets        Net income
                                       assets                      (loss)
                     ------------- ----------------------------- --------------
                     ------------- ----------------------------- --------------
   2002
   U.S............     $8,266.2          $559.6     $87,095.6          $552.1
   International..          -               -             -               -
                     ------------- ----------------------------- --------------
                     ------------- ----------------------------- --------------
   Total..........     $8,266.2          $559.6     $87,095.6          $552.1
                     ============= ============================= ==============
                     ============= ============================= ==============

   2001
   U.S............     $8,021.9          $563.9     $83,570.6          $388.7
   International..         (5.2)            -             -             (21.6)
                     ------------- ----------------------------- --------------
                     ------------- ----------------------------- --------------
   Total..........     $8,016.7          $563.9     $83,570.6          $367.1
                     ============= ============================= ==============
                     ============= ============================= ==============

   2000
   U.S............     $8,175.3          $533.8     $79,719.1          $658.5
   International..        236.9            47.1         683.8           (16.9)
                     ------------- ----------------------------- --------------
                     ------------- ----------------------------- --------------
   Total..........     $8,412.2          $580.9     $80,402.9          $641.6
                     ============= ============================= ==============

Long-lived assets include property and equipment and goodwill and other intangibles.

Our operations are not materially dependent on one or a few customers, brokers or agents, and revenues, assets. Operating earnings were attributed to geographic location based on the country of domicile the sales originated.

19. Stock-Based Compensation Plans

As of December 31, 2002, PFG sponsors the Stock Incentive Plan, Stock Purchase Plan and Long Term Performance Plan, which result in an expense for us.

Under the terms of the Stock Incentive Plan, grants may be nonqualified stock options, incentive stock options qualifying under Section 422 of the Internal Revenue Code, restricted stock, restricted stock units and stock appreciation rights. Options outstanding under the Stock Incentive Plan were granted at a price equal to the market value of PFG common stock on the date of grant, graded or cliff-vested over a three-year period for employees still employed or under contract, and expire ten years after the grant date.

PFG also maintains the Long Term Performance Plan, which provides the opportunity for eligible executives to share in the success of PFG if specified minimum corporate performance objectives are achieved over a three-year period. This plan was amended in May 2001, to utilize stock as an option for payment starting with payments in 2003. For the years ended December 31, 2002 and 2001, we recorded compensation expense of $3.0 million and $11.1 million, respectively, related to the plan.

Under PFG's Stock Purchase Plan, participating employees have the opportunity to purchase shares of PFG common stock on a quarterly basis. The maximum amount an employee may contribute during any plan year is the lesser of $10,000, or such greater or lesser amount as determined by the plan administrator, and 10% of the employee's salary. Employees may purchase shares of PFG common stock at a price equal to 85% of the share's fair market value as of the beginning or end of the quarter, whichever is lower.

In 2001, compensation expense was recognized for stock option awards issued to career agents using the fair value method as prescribed in FASB Interpretation No. 44, Accounting for Certain Transactions Involving Stock Compensation - An Interpretation of APB Opinion No. 25. The compensation cost that has been charged against income for the Stock Incentive Plan and Stock Purchase Plan was $9.1 million and $0.01 million for 2002 and 2001, respectively.

The weighted-average estimated fair value of stock options granted during 2002 and 2001 using the Black-Scholes option valuation model was $10.18 and $6.07 per share, respectively. The fair value of each option was estimated on the date of grant using the Black-Scholes option pricing model and the following assumptions:

                                          2002               2001
                                    --------------     --------------
   Dividend yield...............
                                             .91   %            1.12  %
                                    ==============     ==============

   Expected volatility..........           32.5    %           37.5   %
                                    ==============     ==============
   Risk-free interest rate......            4.7
                                                   %            3.7   %
                                    ==============     ==============
   Expected life (in years).....
                                            6                   3
                                    ==============     ==============

The fair value of the employees' purchase rights, which represent a price equal to 15% of the share's fair market value under the Stock Purchase Plan, was $1.6 million in 2001.

20. Quarterly Results of Operations (Unaudited)

The following is a summary of unaudited quarterly results of operations for 2002 and 2001:

                                                               For the three months ended
                                             March 31          June 30         September 30      December 31
                                         ----------------------------------- -----------------------------------
                                         -----------------------------------------------------------------------
                                                                     (in millions)
2002
  Total revenues........................     $2,102.3         $2,169.9           $1,880.2          $2,113.8
  Total expenses........................      1,773.6          2,049.8            1,847.9           2,018.0
  Income before cumulative effect of
     accounting change, net of related
     income taxes.......................        228.2             98.8               32.9             196.8
  Net income............................        223.6             98.8               32.9             196.8

2001
  Total revenues........................     $2,115.5         $1,888.8           $2,148.3          $1,864.1
  Total expenses........................      1,953.0          1,742.1            1,999.5           1,851.9
   Income before cumulative effect of
     accounting change, net of related
     income taxes.......................        131.4            115.7              113.8              16.9
  Net income............................        120.7            115.7              113.8              16.9